File No. 033-61679

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

Under

The Securities Act of 1933

Pre-Effective Amendment No.        ☐

Post-Effective Amendment No. 22  ☒

REGISTRATION STATEMENT

Under

The Investment Company Act of 1940

Amendment No. 45 ☒

(Check appropriate box or boxes.)

C.M. Multi-Account A

(Exact Name of Registrant)

C.M. Life Insurance Company

(Name of Depositor)

100 Bright Meadow Boulevard

Enfield, Connecticut 06082

(Address of Depositor’s Principal Executive Offices) (Zip Code)

Depositor’s Telephone Number, including Area Code (860) 562-1000

Name and Address of Agent for Service

John E. Deitelbaum

Vice President

C.M. Life Insurance Company

100 Bright Meadow Boulevard

Enfield, Connecticut 06082

Approximate Date of Proposed Public Offering:    Continuous

It is proposed that this filing will become effective

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on May 1, 2010 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a) of Rule 485

☐	on (date) pursuant to paragraph (a) of the Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

CROSS REFERENCE TO ITEMS

REQUIRED BY FORM N-4

N-4 Item	Caption in Prospectus
1	Cover Page

2	Definitions

3	Table of Fees and Expenses

4	Condensed Financial Information

5	The Company; Investment Choices

6	Expenses; Distribution

7	Ownership; Additional Purchase Payments; Voting Rights; Contract Value; Cover Page

8	The Income Phase

9	Death Benefit

10	Contract Value; Distribution

11	Right to Cancel Your Contract; Suspension of Payments or Transfers; Withdrawals

12	Taxes

13	Legal Proceedings

14	Additional Information

Caption in Statement of Additional Information
15	Cover Page

16	Table of Contents

17	Company

18	Experts; Distribution; Custodian

19	Purchase of Securities Being Offered

20	Distribution

21	Not applicable

22	Annuity Payments

23	Financial Statements

PART A

INFORMATION REQUIRED IN A PROSPECTUS

C.M. Life Insurance Company

C.M. Multi-Account A

Panorama Premier Variable Annuity

This prospectus describes the Panorama Premier contract offered by C.M. Life Insurance Company. This contract is an individual deferred variable annuity. We no longer sell the contract. However, we continue to administer existing contracts. The contract provides for accumulation of contract value and annuity payments on a fixed and/or variable basis.

You, the contract owner, have a number of investment choices in this contract. Subject to state availability, these investment choices include three fixed account options as well as the following funds which are offered through our separate account, C.M. Multi-Account A.

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

•	Invesco V.I. Financial Services Fund
•	Invesco V.I. Global Health Care Fund
•	Invesco V.I. Technology Fund

Fidelity® Variable Insurance Products

•	Fidelity® VIP Contrafund® Portfolio

ING Investors Trust

•	ING Clarion Global Real Estate Portfolio

MML Series Investment Fund

•	MML Aggressive Allocation Fund
•	MML Asset Allocation Fund
•	MML Balanced Allocation Fund
•	MML Blue Chip Growth Fund
•	MML Concentrated Growth Fund
•	MML Conservative Allocation Fund
•	MML Emerging Growth Fund
•	MML Equity Income Fund
•	MML Equity Index Fund
•	MML Foreign Fund
•	MML Global Fund
•	MML Growth Allocation Fund
•	MML Growth & Income Fund
•	MML Income & Growth Fund
•	MML Large Cap Growth Fund
•	MML Large Cap Value Fund
•	MML Mid Cap Growth Fund
•	MML Mid Cap Value Fund
•	MML Moderate Allocation Fund
•	MML NASDAQ-100® Fund [1]
•	MML Small Cap Growth Equity Fund
•	MML Small Cap Index Fund
•	MML Small/Mid Cap Value Fund

MML Series Investment Fund II

•	MML Blend Fund
•	MML Enhanced Index Core Equity Fund
•	MML Equity Fund
•	MML High Yield Fund
•	MML Inflation-Protected and Income Fund
•	MML Managed Bond Fund
•	MML Money Market Fund
•	MML Short-Duration Bond Fund
•	MML Small Cap Equity Fund

Oppenheimer Variable Account Funds

•	Oppenheimer Balanced Fund/VA**
•	Oppenheimer Capital Appreciation Fund/VA
•	Oppenheimer Core Bond Fund/VA**
•	Oppenheimer Global Securities Fund/VA
•	Oppenheimer Global Strategic Income Fund/VA
•	Oppenheimer High Income Fund/VA**
•	Oppenheimer Main Street Fund®/VA
•	Oppenheimer Money Fund/VA*
•	Oppenheimer Small- & Mid-Cap Growth Fund/VA

Panorama Series Fund, Inc.

•	Oppenheimer International Growth Fund/VA
•	Panorama Growth Portfolio
•	Panorama Total Return Portfolio

PIMCO Variable Insurance Trust

•	PIMCO VIT CommodityRealReturn® Strategy Portfolio

*	Unavailable in contracts issued on or after 1/19/2008.
**	Effective 5/1/2009 and after, you may not allocate any new money to this fund via purchase payments or transfers.
[1]

NASDAQ®, NASDAQ-100® and NASDAQ-100 Index® are trademarks of The NASDAQ Stock Market, Inc. (together with its affiliates, “NASDAQ”) and are licensed for use by the Fund. The Fund has not been passed on by NASDAQ as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by NASDAQ. NASDAQ MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE FUND.

Please read this prospectus before investing. You should keep it for future reference. It contains important information about the Panorama Premier Variable Annuity.

To learn more about the Panorama Premier contract, you can obtain a copy of the Statement of Additional Information (SAI), dated May 1, 2010. We filed the SAI with the Securities and Exchange Commission (SEC) and it is legally a part of this prospectus. The SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC. The Table of Contents of the SAI is on page 45 of this prospectus. For a free copy of the SAI, or for general inquiries, call our Service Center at (800) 272-2216 or write to our Service Center using the following address: MassMutual Financial Group, Document Management Services – Annuities W360, P.O. Box 9067, Springfield, MA 01102-9067. (Overnight Mail Address: MassMutual Financial Group, Document Management Services – Annuities W360, 1295 State Street, Springfield, MA 01111-0111)

The contract:

•	is not a bank or credit union deposit or obligation.
•	is not FDIC or NCUA insured.
•	is not insured by any federal government agency.
•	is not guaranteed by any bank or credit union.
•	may go down in value.

The SEC has not approved the contract or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.

May 1, 2010

Index of Special Terms

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term.

Page

Accumulation Phase	4

Accumulation Unit	19

Annuitant	8

Annuity Date	28

Annuity Options	29

Annuity Payments	28

Annuity Unit Value	29

Contract Anniversary	32

Free Withdrawals	27

Income Phase	28

Non-Qualified	36

Purchase Payment	9

Qualified	36

Separate Account	12

Service Center	4

Tax Deferral	5

Contacting the Company

How to Contact Us.  You may contact us by calling your registered representative or the MassMutual Customer Service Center (our Service Center) at (800) 272-2216 Monday through Friday between 8 a.m. and 8 p.m. Eastern Time. You may also e-mail us by visiting www.massmutual.com/asc. Additionally, you may write to our Service Center using the following address: MassMutual Financial Group, Document Management Services – Annuities W360, P.O. Box 9067, Springfield, MA 01102-9067 or to our overnight mail address at MassMutual Financial Group, Document Management Services – Annuities W360, 1295 State Street, Springfield, MA 01111-0111.

Sending Forms and Written Requests in Good Order.  From time to time you may want to submit a written request for a withdrawal, a change of beneficiary, or some other action. We can only act upon your request if we receive it in “good order.” Contact our Service Center to learn what information we require for your request to be in “good order.” Generally, your request must include the information and/or documentation we need to complete the action without using our own discretion to carry it out. Additionally, some actions may require that you submit your request on our form.

Overview

The following is intended as a summary. Please read each section of this prospectus for additional detail.

We no longer sell the Panorama Premier variable annuity contract. However, we do continue to administer the contracts and you may continue making additional purchase payments to your existing contract.

This annuity is a contract between “you,” the owner and “us,” C. M. Life Insurance Company. The contract is intended for retirement savings or other long-term investment purposes. In exchange for your purchase payments, we agree to pay you an income when you choose to receive it. You select the income period beginning on a date you designate. According to your contract, this date must be at least 5 years from when you purchase the contract. However, we currently allow you to select a date that is at least 30 days from when you purchase the contract.

The contract, like all deferred annuity contracts, has two phases – the accumulation phase and the income phase. Your contract is in the accumulation phase until you decide to begin receiving annuity payments. During the accumulation phase we provide a death benefit. Once you begin receiving annuity payments, your contract enters the income phase.

Contract Type.  The contract described in this prospectus is an individual deferred variable annuity. The contract provides for accumulation of contract value and annuity payments during the income phase, on a fixed and/or variable basis.

The Prospectus and the Contract.  This prospectus describes general provisions of the contract, but is not intended to address all details of the contract. Where the prospectus and contract differ, the contract will control. You should read your contract for more information about its terms and conditions. Your contract may include state specific requirements which are not described in this prospectus. Each contract is subject to the law of the state in which the contract is issued. Some of the terms of your contract may differ from the terms of the contract delivered in another state because of state-specific legal requirements. Some of the subject matters in which there may be state-specific contract provisions include:

•	the contingent deferred sales charge schedule;

•	the availability of certain investment choices;

•	certain contract features;

•	free look rights;

•	the minimum interest rate credited to the fixed account;

•	premium taxes; and

•	fund transfer rights.

If you would like information regarding state-specific contract provisions, you should contact your registered representative or call our Service Center at the number shown on page 1 of this prospectus.

Annuity Options.  We make annuity payments based on the annuity option you elect. When you elect an annuity option you also elect among a number of features, including but not limited to: duration, number of payees, payments to beneficiaries, and whether payments will be variable and/or fixed payments. See “The Income Phase.”

Investment Choices.  The contract is called a variable annuity because you can choose to allocate your purchase payments among various investment choices. Subject to state availability, your choices include over forty funds and three fixed accounts. The amount of money you are able to accumulate in your contract during the accumulation phase depends upon the investment performance of the funds you select as well as the interest we credit on the fixed accounts. See “Investment Choices.”

Withdrawals.  Subject to certain restrictions, you may periodically make partial withdrawals of your contract value. If you make a full withdrawal of your contract value, all your rights under the contract will be terminated. Income taxes, tax penalties and a contingent deferred sales charge may apply to any withdrawal you request. See “Withdrawals,” “Expenses – Contingent Deferred Sales Charge” and “Taxes.”

Transfers.  Subject to certain restrictions, you may periodically transfer contract value among available investment choices. See “Transfers and Transfer Programs.”

Death Benefit.  A beneficiary may receive a benefit in the event of your death prior to the income phase. Once the income phase commences, payments upon death may be available to beneficiaries depending on the annuity option elected. See “Death Benefit” and “Income Phase.”

Fees.  Your contract value will be subject to certain fees. These charges will be reflected in your contract value and may be reflected in any annuity payments you choose to receive from the contract. See “Expenses” and “Table of Fees and Expenses.”

Taxation.  The Internal Revenue Code of 1986, as amended, has certain rules that apply to the contract. These tax treatments apply to earnings from the contract, withdrawals, death benefits and annuity options. See “Taxes.”

Tax Deferral.  You are generally not taxed on contract earnings until you take money from your contract. This is known as tax deferral. Tax deferral is automatically provided by tax-qualified retirement plans. There is no additional tax deferral provided when a variable annuity contract is used to fund a tax-qualified retirement plan. Investors should consider buying a variable annuity to fund a qualified plan for the annuity’s additional features such as lifetime income payments and death benefit protection.

Right to Cancel Your Contract.  You have a right to examine your contract. If you change your mind about owning your contract, you can generally cancel it within 10 calendar days after receiving it. However, this time period may vary by state. See “Right to Cancel Your Contract.”

Table of Fees and Expenses

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

I.  The first table describes the fees and expenses that you will pay at the time that you transfer the value between investment choices, or surrender the contract. We do not deduct a sales charge when we receive a purchase payment, but we may assess a contingent deferred sales charge as noted below. Premium taxes may also be deducted, but are not reflected below.

Owner Transaction Expenses

	Current	Maximum
Transfer Fee
During the Accumulation Phase	$0	12 free transfers per calendar year, thereafter, the lesser of $20 or 2% of the amount transferred.

Contingent Deferred Sales Charge	Current	Maximum
(as a percentage of purchase payment withdrawn or applied to an annuity option)	7%[1]	7%[1]

[1]	Contingent Deferred Sales Charge Schedule

Year Since Purchase Payment was Accepted	1	2	3	4	5	6	7	8 and later

Percentage	7%	6%	5%	4%	3%	2%	1%	0%

II.  The next table describes fees and expenses you will pay periodically during the time you own the contract, not including fees and expenses deducted by the funds you select.

Periodic Contract Charges

	Current	Maximum
Annual Contract Maintenance Charge	$30[2]	$60

[2]	Currently waived if contract value is $50,000 or greater when we are to assess the charge, although we reserve the right to raise this to $100,000 as stated in the contract.

Separate Account Annual Expenses (as a percentage of average account value in the separate account)
Mortality and Expense Risk Charge	1.25%	1.25%
Administrative Charge	0.15%	0.25%
Total Separate Account Annual Expenses	1.40%	1.50%

Additional Contract Owner Expenses for Elected Options

If you are under age 80 when we issue your contract, for an additional charge you can elect the Ratchet Death Benefit as a replacement for the Basic Death Benefit which you automatically receive when you purchase the Panorama Premier contract.

(deducted quarterly as a percentage on an annual basis of the daily value of the assets in your investment choices)

	Current	Maximum
Ratchet Death Benefit	0.15%	0.35% if you were age 60 or less when issued the contract
		0.50% if you were age 61 through 70 when issued the contract 0.70% if you were age 71 or older when issued the contract

Annual Fund Operating Expenses

While you own the contract, if your assets are invested in any of the sub-accounts, you will be subject to the fees and expenses charged by the fund in which that sub-account invests. The first table shows the minimum and maximum total operating expenses charged by any of the funds, expressed as a percentage of average net assets, for the year ended December 31, 2009. More detail concerning each fund’s fees and expenses that you may pay periodically during the time that you own the contract, is contained in the second table below and each fund prospectus.

Charge	Minimum	Maximum
Total Annual Fund Operating Expenses that are deducted from fund assets, including management fees, distribution, and/or 12b-1 fees, and other expenses.	0.46%	1.52%

The following table provides more specific information about the total fund operating expenses of each fund. The fees and expenses reflected in this table are expressed as a percentage of average net assets for the year ended December 31, 2009.

Investment Management Fees and Other Expenses

Fund Name	Management Fee[1]		Other Expenses		12b-1 Fees	Acquired Fund Fees & Expenses		Total Annual Fund Operating Expenses
Fidelity® VIP Contrafund® Portfolio (Initial Class)	0.56%		0.11%		—	—		0.67%	[2]
ING Clarion Global Real Estate Portfolio (Class S)	0.79%	[3]	0.22%		0.25%	0.00%		1.26%	[4]
Invesco V.I. Financial Services (Series I Shares)[5]	0.75%		0.53%		—	0.01%	[6]	1.29%	[7]
Invesco V.I. Global Health Care Fund (Series I Shares)[8]	0.75%		0.39%		—	0.01%	[6]	1.15%	[7]
Invesco V.I. Technology Fund (Series I Shares)[9]	0.75%		0.44%		—	0.01%	[6]	1.20%	[7]
MML Aggressive Allocation Fund (Initial Class)	0.10%		0.14%		—	0.81%	[10]	1.05%	[11]
MML Asset Allocation Fund (Initial Class)	0.55%		0.08%		—	—		0.63%
MML Balanced Allocation Fund (Initial Class)	0.10%		0.04%		—	0.67%	[10]	0.81%
MML Blend Fund (Initial Class)	0.43%		0.06%		—	—		0.49%
MML Blue Chip Growth Fund (Initial Class)	0.75%		0.08%		—	—		0.83%
MML Concentrated Growth Fund (Class II)	0.60%	[12]	0.23%		—	—		0.83%
MML Conservative Allocation Fund (Initial Class)	0.10%		0.05%		—	0.63%	[10]	0.78%
MML Emerging Growth Fund (Initial Class)	1.05%		0.47%		—	—		1.52%	[13]
MML Enhanced Index Core Equity Fund (Initial Class)	0.55%		0.35%	[14]	—	—		0.90%	[15]
MML Equity Fund (Initial Class)	0.41%		0.05%		—	—		0.46%
MML Equity Income Fund (Initial Class)	0.75%		0.06%		—	—		0.81%
MML Equity Index Fund (Class I)	0.10%		0.36%		—	—		0.46%	[16]
MML Foreign Fund (Initial Class)	0.89%		0.12%		—	—		1.01%
MML Global Fund (Class II)	0.60%		0.44%		—	—		1.04%	[17]
MML Growth & Income Fund (Initial Class)	0.50%		0.08%		—	—		0.58%
MML Growth Allocation Fund (Initial Class)	0.10%		0.02%		—	0.75%	[10]	0.87%
MML High Yield Fund (Service Class I)	0.60%		0.32%		0.25%	—		1.17%	[18]
MML Income & Growth Fund (Initial Class)	0.65%		0.07%		—	—		0.72%

Fund Name	Management Fee[1]		Other Expenses		12b-1 Fees	Acquired Fund Fees & Expenses		Total Annual Fund Operating Expenses
MML Inflation-Protected and Income Fund (Initial Class)	0.55%		0.36%		—	—		0.91%
MML Large Cap Growth Fund (Initial Class)	0.65%		0.16%		—	—		0.81%
MML Large Cap Value Fund (Initial Class)	0.78%		0.07%		—	—		0.85%
MML Managed Bond Fund (Service Class)	0.41%		0.01%		0.25%	—		0.67%
MML Mid Cap Growth Fund (Initial Class)	0.77%		0.07%		—	—		0.84%
MML Mid Cap Value Fund (Initial Class)	0.84%		0.07%		—	0.02%	[10]	0.93%
MML Moderate Allocation Fund (Initial Class)	0.10%		0.03%		—	0.70%	[10]	0.83%
MML Money Market Fund (Initial Class)	0.47%	[19]	0.07%		—	—		0.54%
MML NASDAQ-100® Fund (Initial Class)	0.45%		0.65%	[14]	—	—		1.10%	[20]
MML Short-Duration Bond Fund (Service Class I)	0.40%		0.27%		0.25%	—		0.92%	[21]
MML Small Cap Equity Fund (Initial Class)	0.64%		0.25%		—	0.04%	[10]	0.93%
MML Small Cap Growth Equity Fund (Initial Class)	1.07%		0.09%	[14]	—	—		1.16%
MML Small Cap Index Fund (Initial Class)	0.35%		0.19%	[14]	—	—		0.54%
MML Small/Mid Cap Value Fund (Initial Class)	0.75%		0.07%		—	—		0.82%
Oppenheimer Balanced Fund/VA (Non-Service Shares)**	0.75%	[22]	0.14%		—	0.02%		0.91%	[23,24]
Oppenheimer Capital Appreciation Fund/VA (Non-Service Shares)	0.66%		0.12%		—	—		0.78%	[23,25]
Oppenheimer Core Bond Fund/VA (Non-Service Shares)**	0.60%	[22]	0.15%		—	0.01%		0.76%	[23,26]
Oppenheimer Global Securities Fund/VA (Non-Service Shares)	0.64%		0.11%		—	—		0.75%	[23]
Oppenheimer Global Strategic Income Fund/VA (Non-Service Shares)[27]	0.55%		0.10%		—	0.03%		0.68%	[23,28]
Oppenheimer High Income Fund/VA (Non-Service Shares)**	0.75%	[22]	0.19%		—	0.02%		0.96%	[23,29]
Oppenheimer International Growth Fund/VA (Non-Service Shares)	0.97%	[22]	0.11%		—	0.01%		1.09%	[23,30]
Oppenheimer Main Street Fund®/VA (Non-Service Shares)	0.66%		0.12%		—	—		0.78%	[23]
Oppenheimer Money Fund/VA (Non-Service Shares)*	0.45%	[31]	0.12%		—	—		0.57%	[23,32]
Oppenheimer Small- & Mid-Cap Growth Fund/VA (Non-Service Shares)[33]	0.73%	[34]	0.13%		—	—		0.86%	[23,35]
Panorama Growth Portfolio (Non-Service Shares)	0.63%		0.18%		—	—		0.81%	[23,36]
Panorama Total Return Portfolio (Non-Service Shares)	0.63%	[37]	0.16%		—	—		0.79%	[23,38]
PIMCO VIT CommodityRealReturn® Strategy Portfolio (Advisor Class)	0.74%	[39]	0.09%	[40]	0.25%	0.13%	[41]	1.21%	[42,43]

* Unavailable in contracts/certificates issued on or after January 19, 2008.

**	Effective May 1, 2009 and after, you may not allocate any new money to this fund via purchase payments or transfers.

1. The “Management Fee” is the investment advisory fee paid by the Portfolio or Fund to its investment adviser.

2. A portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund’s expenses. In addition, through arrangements with the Fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. Including these reductions, the total class operating expenses would have been 0.65%. These offsets may be discontinued at any time.

3. The adviser is contractually obligated to waive a portion of the management fee through May 1, 2011. Based upon net assets as of December 31, 2009, the management fee waiver for the Portfolio would be (0.01)%. There is no guarantee that the management fee waiver will continue after May 1, 2011. The management fee waiver will only renew if the adviser elects to renew it.

4. The adviser is contractually obligated to limit expenses to 1.15% through at least May 1, 2011; the obligation does not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days prior to the end of the then current term or upon termination of the advisory agreement and is subject to recoupment by the adviser within three years. After all waivers, reimbursements and other credits, the actual total annual fund operating expenses for the fiscal year ended December 31, 2009 were 1.14%.

5. Formerly known as AIM V.I. Financial Services Fund.

6. Acquired Fund Fees and Expenses are not fees or expenses incurred by the fund directly but are expenses of the investment companies in which the fund invests. You incur these fees and expenses indirectly through the valuation of the fund’s investment in those investment companies. As a result, the Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements listed above may exceed the expense limit numbers. The impact of the Acquired Fund Fees and Expenses are included in the total returns of the Fund.

7. The Adviser has contractually agreed, through at least April 30, 2011, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses of Series I shares to 1.30% of average daily net assets.

8. Formerly known as AIM V.I. Global Health Care Fund.

9. Formerly known as AIM V.I. Technology Fund.

10. Acquired Fund Fees and Expenses represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund Fees and Expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

11. MassMutual has contractually agreed to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other nonrecurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses), excluding Acquired Fund Fees and Expenses, through May 1, 2011, to the extent that Other Expenses would otherwise exceed 0.10%. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MassMutual. The expenses shown for the Fund do not reflect this cap. If this table did reflect the cap, the Total Annual Fund Operating Expenses would be 1.01%.

12. MassMutual has voluntarily agreed to waive .05% of its management fees for the Fund. MassMutual may amend or discontinue this waiver at any time without advance notice.

13. MassMutual has contractually agreed to bear expenses of the Fund (other than the management and 12b-1 fees, interest, taxes, brokerage commissions, extraordinary litigation and legal expenses, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) in excess of 0.20% of the average daily net asset values of the Fund through May 1, 2011. Such agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MassMutual. The expenses shown for the Fund do not reflect this cap. If this table did reflect the cap, the Total Annual Fund Operating Expenses would be 1.25%.

14. Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

15. MassMutual has contractually agreed to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses), excluding Acquired Fund Fees and Expenses, through May 1, 2011. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MassMutual. The expenses shown for the Fund do not reflect this cap. If this table did reflect the cap, the Total Annual Fund Operating Expenses would be 0.66%.

16. MassMutual has contractually agreed to bear the expenses (other than the management, 12b-1 and administrative fees, interest, taxes, brokerage commissions, extraordinary litigation and legal expenses, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) in excess of 0.05% of the average daily net asset values through May 1, 2011. Such agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MassMutual. The expenses shown for the Fund do not reflect this cap. If this table did reflect the cap, the Total Annual Fund Operating Expenses would be 0.45%.

17. MassMutual has contractually agreed to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) through May 1, 2011. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MassMutual. The expenses shown for the Fund do not reflect this cap. If this table did reflect the cap, the Total Annual Fund Operating Expenses would be 0.80%.

18. MassMutual has contractually agreed to (i) waive .10% of its management fees for the Fund through May 1, 2011, and (ii) cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) through May 1, 2011. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MassMutual. The expenses shown for the Fund do not reflect this waiver and cap. If this table did reflect the waiver and cap, the Total Annual Fund Operating Expenses would be 0.94%. Other Expenses are based on estimated amounts for the first fiscal year.

19. MassMutual has agreed to voluntarily waive some or all of its management fees and, if necessary, reimburse some or all of the Fund’s Other Expenses, in an attempt to allow the Initial Class shares of the Fund to maintain a 1-day yield of at least approximately 0.00%. MassMutual may amend or discontinue this waiver at any time without advance notice.

20. MassMutual has contractually agreed to bear expenses of the Fund (other than the management and 12b-1 fees, interest, taxes, brokerage commissions, extraordinary litigation and legal expenses, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses), excluding Acquired Fund Fees and Expenses, in excess of 0.11% of the average daily net asset values of the Fund through May 1, 2011. Such agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MassMutual. The expenses shown for the Fund do not reflect this cap. If this table did reflect the cap, the Total Annual Fund Operating Expenses would be 0.57%.

21. MassMutual has contractually agreed to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) through May 1, 2011. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MassMutual. The expenses shown for the Fund do not reflect this cap. If this table did reflect the cap, the Total Annual Fund Operating Expenses would be 0.80%. Other Expenses are based on estimated amounts for the first fiscal year.

22. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in Oppenheimer Institutional Money Market Fund.

23. The Fund’s management fee and other annual operating expenses may vary in future years.

24. The Manager has voluntarily agreed to waive a portion of the advisory fee and/or reimburse certain expenses so “Total Annual Operating Expenses” of the Fund will not exceed 0.67% of average annual net assets. The voluntary undertaking may be amended or withdrawn at any time. After all waivers, reimbursements and other credits, the actual total annual fund operating expenses for the fiscal year ended December 31, 2009 were 0.62%. From April 1, 2009 through March 31, 2010, the Manager voluntarily waived the advisory fee by 0.08% of the Fund’s average daily net assets. That voluntary waiver was applied after all other waivers and/or reimbursements.

25. Effective May 1, 2009, the Manager has voluntarily undertaken to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets will not exceed the annual rate of 0.80%. After all waivers, reimbursements and other credits, the actual total annual fund operating expenses for the fiscal year ended December 31, 2009 were 0.78%. The voluntary undertaking may be amended or withdrawn at any time.

26. From April 1, 2009 through March 31, 2010, the Manager voluntary waived the advisory fee by 0.18% of the Fund’s average daily net assets. The voluntary waiver was applied after all other waivers and/or reimbursements. Effective May 1, 2009, the Manager has voluntarily undertaken to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets will not exceed the annual rate of 0.75%. This voluntary undertaking may be amended or withdrawn at any time. After all waivers, reimbursements and other credits, the actual total annual fund operating expenses for the fiscal year ended December 31, 2009 were 0.62%. The voluntary undertaking may be amended or withdrawn at any time.

27. Formerly known as Oppenheimer Strategic Bond Fund.

28. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in Oppenheimer Institutional Money Market Fund, Oppenheimer Master Loan Fund, LLC and Oppenheimer Master Event-Linked Bond Fund, LLC. After all waivers, reimbursements and other credits, the actual total annual fund operating expenses for the fiscal year ended December 31, 2009 were 0.65%. The voluntary undertaking may be amended or withdrawn at any time.

29. From April 1, 2009 through March 31, 2010, the Manager voluntarily waived its advisory fee by 0.26% of the Fund’s daily net assets. The voluntary waiver was applied after all other waivers and/or reimbursements. Effective May 1, 2009, the Manager has voluntarily undertaken to limit the Fund’s total annual operating expenses so that those expenses, as percentage of daily net assets will not exceed the annual rate of 0.75%. The voluntary undertaking may be amended or withdrawn at any time. After all waivers, reimbursements and other credits, the actual total annual fund operating expenses for the fiscal year ended December 31, 2009 were 0.59%.

30. Effective May 1, 2009, the Manager has voluntarily undertaken to limit the Fund’s total annual operating expenses so that those expenses, as percentage of daily net assets will not exceed the annual rate of 1.00%. This voluntary undertaking may be amended or withdrawn at any time.

31. The Manager has voluntarily undertaken to waive fees and/or reimburse expenses to the extent necessary to assist the Fund in attempting to maintain a positive yield. There is no guarantee that the Fund will maintain a positive yield. This undertaking may be amended or withdrawn at any time.

32. Effective May 1, 2009, the Manager has voluntarily undertaken to limit the Fund’s total annual operating expenses so that those expenses, as a percentage of daily net assets will not exceed the annual rate of 0.50%. This voluntary undertaking may be amended or withdrawn at any time. After all waivers, reimbursements and other credits, the actual total annual fund operating expenses for the fiscal year ended December 31, 2009 were 0.48%.

33. Formerly known as Oppenheimer MidCap Fund/VA.

34. Effective April 1, 2009 through March 31, 2010, the Manager has agreed to voluntarily waive its advisory fee by 0.09% of the Fund’s average annual net assets. This voluntary waiver will be applied after all other waivers and/or reimbursements and may be amended or withdrawn at any time. Effective April 1, 2010 through August 31, 2010, the Manager has agreed to voluntarily waive its advisory fee by 0.05% of the Fund’s average daily net assets. This voluntary waiver will be applied after all other waivers and/or reimbursements and may be withdrawn at any time.

35. Effective May 1, 2009, the Manager has voluntarily undertaken to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets will not exceed the annual rate of 0.80%. The voluntary undertaking may be amended or withdrawn at any time. After all waivers, reimbursements and other credits, the actual total annual fund operating expenses for the fiscal year ended December 31, 2009 were 0.66%.

36. Effective May 1, 2009, the Manager has voluntarily undertaken to limit the Portfolio’s total annual operating expenses so that those expenses, as a percentage of daily net assets will not exceed the annual rate of 0.80%. The voluntary undertaking may be amended or withdrawn at any time. After all waivers, reimbursements and other credits, the actual total annual fund operating expenses for the fiscal year ended December 31, 2009 were 0.79%.

37. From April 1, 2009 through March 31, 2010, the Manager voluntarily waived its advisory fee by 0.09% of the Fund's average daily net assets. That voluntary waiver was applied after all other waivers and/or reimbursements.

38. Effective May 1, 2009, the Manager has voluntarily undertaken to limit the Portfolio’s total annual operating expenses so that those expenses, as a percentage of daily net assets will not exceed the annual rate of 0.80%. The voluntary undertaking may be amended or withdrawn at any time. After all waivers, reimbursements and other credits, the actual total annual fund operating expenses for the fiscal year ended December 31, 2009 were 0.70%.

39. “Management Fees” reflect an advisory and a supervisory and administrative fee payable by the Portfolio to PIMCO.

40. “Other Expenses” reflect interest expense. Interest expense is based on the amounts incurred during the Portfolio’s most recent fiscal year as a result of entering into certain investment, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of the Portfolio for accounting purposes, but the amount of the interest expense (if any) will vary with the Portfolio's use of those investments (like reverse repurchase agreements) as an investment strategy.

41. The Subsidiary has entered into a separate contract with PIMCO for the Management of the Subsidiary’s portfolio pursuant to which the Subsidiary pays PIMCO management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets.

42. The Total Annual Portfolio Operating Expenses do not match the Ratio of Expense to Average Net Assets of the Portfolio, as set forth in the Financial Highlights table of the Portfolio’s prospectus, because the Ratio of Expenses to Average Net Assets reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

43. PIMCO has contractually agreed to waive the advisory fee and the supervisory and administrative fee it receives from the Portfolio in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Subsidiary is in place.

(See the fund prospectuses for more information.)

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Examples

These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.

Examples Using Maximum Expenses

Example I assumes that you withdraw all your contract value at the end of each year shown.

Example II assumes you do not withdraw any contract value at the end of each year shown, or that you decide to begin the income phase at the end of each year shown. (Currently the income phase is not available until 30 days after you purchase your contract).

Both Example I and Example II assume:

•	that you invest $10,000 in the contract for the time periods indicated,
•	that you allocate it to a sub-account that has a 5% return each year,
•	that you elected the Ratchet Death Benefit and you were at least age 71, and not yet age 80 or older when we issued the contract,
•	that the maximum fees and expenses in the “Table of Fees and Expenses” apply, and
•

that you selected one of two sub-accounts 1) the one that invests in the fund with the maximum total operating expenses, or 2) the one that invests in the fund with the minimum total operating expenses.

Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.

	Example I				Example II
Years	1	3	5	10	1	3	5	10
Sub-account with maximum total operating expenses	$1,047	$1,707	$2,375	$4,277	$411	$1,243	$2,091	$4,277
Sub-account with minimum total operating expenses	$946	$1,406	$1,873	$3,308	$302	$925	$1,573	$3,308

Examples Using Current Expenses

Example I assumes that you withdraw all your contract value at the end of each year shown.

Example II assumes you do not withdraw any contract value at the end of each year shown, or that you decide to begin the income phase at the end of each year shown. (Currently the income phase is not available until 30 days after you purchase your contract).

Both Example I and Example II assume:

•	that you invest $10,000 in the contract for the time periods indicated,
•	that you allocate it to a sub-account that has a 5% return each year,
•	that the current fees and expenses in the “Table of Fees and Expenses” apply, and
•

that you selected one of two sub-accounts 1) the one that invests in the fund with the maximum total operating expenses, or 2) the one that invests in the fund with the minimum total operating expenses.

Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.

	Example I				Example II
Years	1	3	5	10	1	3	5	10
Sub-account with maximum total operating expenses	$957	$1,439	$1,929	$3,418	$314	$960	$1,630	$3,418
Sub-account with minimum total operating expenses	$856	$1,131	$1,391	$2,352	$206	$635	$1,091	$2,352

The examples using current expenses reflect the annual contract maintenance charge of $30 as an annual charge of 0.15%. The examples using maximum expenses reflect the annual contract maintenance charge of $60 as an annual charge of 0.29%.

The examples do not reflect any premium taxes. However, premium taxes may apply.

The examples should not be considered a representation of past or future expenses.

There is an accumulation unit value history in “Appendix A – Condensed Financial Information.”

The Company

In this prospectus, “we,” “us,” and “our” refer to C.M. Life Insurance Company (C.M. Life). C.M. Life is a wholly-owned stock life insurance subsidiary of Massachusetts Mutual Life Insurance Company (MassMutual). C.M. Life provides life insurance and annuities to individuals and group life insurance to institutions. MassMutual is a diversified financial services company providing life insurance, disability income insurance, long-term care insurance, annuities, retirement and income products and other products to individual and institutional customers. MassMutual is organized as a mutual life insurance company. C.M. Life’s home office is located at 100 Bright Meadow Boulevard, Enfield, Connecticut 06082.

Ownership of the Contract

Owner

In this prospectus, “you” and “your” refer to the owner. The owner is named at time of application. The owner can be an individual or a non-natural person (e.g., a corporation, limited liability company, partnership or certain other entities). We will not issue a contract to you if you have passed age 85 as of the date we proposed to issue the contract.

If your contract is non-qualified and owned by a non-natural person, the contract will generally not be treated as an annuity for tax purposes. This means that gain in the contract will be taxed each year while the contract is in the accumulation phase. This treatment is not generally applied to a contract held by a trust or other entity as an agent for a natural person. Before purchasing a contract to be owned by a non-natural person or before changing ownership on an existing contract that will result in it being owned by a non-natural person, you should consult a tax adviser to determine the tax impact.

As the owner of the contract, you exercise all rights under the contract. The owner names the beneficiary. You may change the owner of the contract at any time prior to the annuity date by written request. If you change the owner, the change is subject to our approval. Changing the owner may result in tax consequences. On and after the annuity date, you continue as the owner.

Joint Owner

The contract can be owned by joint owners. Unless prohibited by state law, only you and your spouse can be joint owners. We will not issue a contract to you if either proposed joint owner has passed age 85 as of the date we proposed to issue the contract.

Upon the death of either joint owner, the surviving spouse will be the designated beneficiary and may continue the contract. We will treat any other beneficiary designation at the time of death as a contingent beneficiary. Unless otherwise indicated on the application, both signatures will be required for all transactions, if there are joint owners.

Annuitant

The annuitant is the person on whose life we base annuity payments. You designate the annuitant at the time of application. We will not issue a contract to you if the proposed annuitant has passed age 85 as of the date we proposed to issue the contract. You may change the annuitant before the annuity date, subject to our approval. However, the annuitant may not be changed on a contract owned by a non-natural person unless the contract was issued under a plan pursuant to IRS Code Section 401(a), 403(b), 408(a) or 408(b).

Beneficiary

The beneficiary is the person(s) or entity you name to receive any death benefit. You name the beneficiary at the time of application. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before you die.

A surviving spouse who is the sole primary beneficiary under the contract may elect a lump sum payment of the death benefit, apply the death benefit to an annuity option or continue the contract. Generally, if the contract is continued then: 1) the initial value will equal the death benefit amount payable; 2) all applicable contract features and benefits will be in the surviving spouse’s name; and 3) the surviving spouse will exercise all of the contract owner’s rights under the contract. Exceptions are as follows: a) if at the time the owner purchased the contract the surviving spouse was over the maximum contract issue age then the contract cannot be continued and b) if at the time the owner purchased the contract the surviving spouse was over the maximum allowable age for electing a certain feature then the feature is not available for continuance. An election to continue the contract can only be made once while the contract is in effect.

Age

How We Determine Age of Annuitant, Owner and Beneficiary

In this prospectus the term “age,” except when discussed in regards to specific tax provisions, is defined as “insurance age,” which is a person’s age on his/her birthday nearest the date for which the age is being determined. This means we calculate your age based on your nearest birthday, which could be either your last birthday or your next. For example, age 80 is generally the period of time between age 79 years, 6 months and 1 day and age 80 and 6 months.

Additional Purchase Payments

We no longer sell the Panorama Premier variable annuity contract. However, we do continue to administer the contracts and you may continue making additional purchase payments to your existing contract.

Purchase Payments

The minimum amount we accept for your initial purchase payment is:

•	$5,000 when the contract is bought as a non-qualified contract; or

•	$2,000 if you are buying the contract as part of an IRA (Individual Retirement Annuity), 401(k) or other qualified plan.

If, when you applied for your contract, you elected to make purchase payments under our automatic investment plan option, we allow you to satisfy the minimum initial payment requirement by making 12 consecutive monthly payments of as little as:

•	$416.66 for a non-qualified contract, or

•	$166.66 for a qualified contract.

Additional payments of less than $250 are subject to our approval.

The maximum amount of cumulative purchase payments we accept without our prior approval is based on your age when we issued the contract. The maximum amount is:

•	$1 million up to age 75; or

•	$500,000 if older than age 75.

If the owner is not a natural person, these purchase payment limits will apply to the annuitant’s age. If there are joint owners, age refers to the oldest owner.

Age is as of the nearest birthday. For example, age 80 is generally the period of time between age 79 years, 6 months and 1 day and age 80 and 6 months. See “Age.”

You can make additional purchase payments:

•	by mailing your check, that clearly indicates your name and contract number, to our lockbox:

First Class Mail

MassMutual Panorama Premier

Annuity Payment Services

MassMutual P.O. Box 74908

Chicago, IL 60675-4908

Overnight Mail

MassMutual Panorama Premier

Annuity Payment Services

350 North Orleans Street

Receipt & Dispatch, 8th Floor

Suite 4908

Chicago, IL 60654

•	by instructing your bank to wire transfer funds to:

JP Morgan Chase Bank

New York, New York

ABA #021000021

C.M. Life Insurance Co. Account #323956297

Ref: Annuity Contract #

Name: (Your Name)

You may also send purchase payments to our Service Center. We have the right to reject any application or purchase payment.

Automatic Investment Plan (AIP).  Under the AIP, you may authorize us to periodically draw funds from an account of your choosing (restrictions may apply) for the purpose of making purchase payments to your contract. Contact our Service Center for information regarding setting up an AIP and any restrictions regarding use of AIP.

Allocation of Purchase Payments

When you purchase your contract, you choose how we will apply your purchase payments among the investment choices. If you make additional purchase payments, we will apply them in the same way as your first purchase payment, unless you tell us otherwise.

Once we receive your purchase payment and the necessary information at our Service Center or lockbox, we will issue your contract and apply your first purchase payment within 2 business days. If you do not give us all of the information we need, we will contact you to get it. When we receive all of the necessary information, we will then apply your first purchase payment within 2 business days. If for some reason we are unable to complete this process within 5 business days, we will either send back your money or get your permission to keep it until we get all of the necessary information.

If you add more money to your contract by making additional purchase payments, we will credit these amounts to your contract on the business day we receive them at our Service Center or lockbox as long as you have provided us with the necessary information to apply the purchase payment. If you do not give us all of the information we need, we will contact you to get it. We will then apply your purchase payment on the business day that we obtain the necessary information from you. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time. If we receive your purchase payment at our Service Center or lockbox on a non-business day or after the business day closes, we will credit the amount to your contract effective the next business day.

Replacement of Life Insurance or Annuities

A “replacement” occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated or used in a financed purchase. A “financed purchase” occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender or loan.

There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest. You should be aware that the person selling you the new policy or contract will generally earn a commission if you buy the new policy or contract through a replacement. Remember that if you replace the contract described in this prospectus with another contract, you might have to pay a surrender charge on this contract, and there may be a new surrender charge period for the new contract.

You should also note that once you have replaced your variable life insurance policy or annuity contract, you generally cannot reinstate it even if you choose not to accept your new variable life insurance policy or annuity contract during your “free look” period. The only exception to this rule would be if you live in a state that requires the insurer to reinstate the previously surrendered policy or contract if the owner chooses to reject their new variable life insurance policy or annuity contract during the “free look” period.

Suitability

According to federal securities law, a registered representative is required to recommend a security only when he/she believes that the security is suitable for the customer. The registered representative must have reasonable grounds for believing that the recommendation is suitable for such customer based upon the facts disclosed by the customer as to his/her other security holdings and his/her financial situation and needs.

Variable annuities are complex investment products with unique benefits and advantages that may be particularly useful in meeting long-term savings and retirement needs. There are charges associated with these benefits and advantages. Owning a variable annuity represents a long-term financial commitment.

Before you purchase a variable annuity contract, you should consider:

•	If you have a long-term investment horizon.

•	If you can afford to make the initial and any subsequent purchase payments based on your other assets and income.

•	If you understand how the product works and how charges may impact your contract performance.

•	If you are willing to tolerate market fluctuations based on underlying fund performance.

•	If you have a need for the benefits offered with a variable annuity such as tax deferral and lifetime income.

•	If using a variable annuity contract to fund a tax-qualified plan such as an IRA is the right investment decision for you, since a variable annuity does not provide any additional tax advantages.

•

If purchasing a variable annuity is the right investment decision for you if the owner of the contract will be a non-natural person, since generally tax deferral is not provided when a non-natural person owns a variable annuity contract.

•

If purchasing a variable annuity is the right investment decision for you if you are an older person, given the long-term financial commitment, potential market fluctuations and charges associated with a variable annuity, as well as whether you are in a tax bracket that justifies the need for tax deferral.

•

If you are replacing your current annuity contract by purchasing the proposed variable annuity contract. If so, carefully compare the costs and benefits of your existing annuity contract with the costs and benefits of the proposed variable annuity contract, and understand what benefits of your existing annuity contract you may be forfeiting.

•

If your registered representative is receiving additional compensation for selling this variable annuity contract. Please refer to the “Distribution” section for more information about additional compensation arrangements.

•

If you are purchasing this contract with the intention to make frequent fund transfers. If you are, you should not purchase this variable annuity contract. Please refer to the “Limits on Frequent Trading and Market Timing Activity” section for more information.

Please note that we and our affiliates offer a variety of annuity contracts. Each contract is designed to satisfy a customer’s need for a long-term retirement product. Please ask your registered representative for more information about the annuity contracts we issue to determine if one of them is a suitable investment for you based upon your needs and financial situation.

Right to Cancel Your Contract

You have a right to examine your contract. If you change your mind about owning your contract, you can cancel it within 10 calendar days after receiving it. However, this time period may vary by state. When you cancel the contract within this time period, we will not assess a contingent deferred sales charge. You will receive back your contract value as of the business day we receive your contract and your written request at our Service Center. If you purchase this contract as an IRA or your state requires it, we will return the greater of your purchase payments less any withdrawals you took, or the contract value.

Investment Choices

Choose Investment Choices Appropriate for You.  When electing among your available investment choices consider your circumstances, investment goals, financial situation and risk tolerance. After you elect investment choices for your initial purchase payment you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

Understand the Risks Associated with Your Investment Choices.  If your contract value is allocated to a fund, your contract value will be influenced by the investment performance of that fund. You will want to read the fund prospectus, especially the section discussing the risks of investing in the fund. We will deliver current fund prospectuses to you. You may also contact our Service Center and request current fund prospectuses at any time.

Be Informed.  Read this prospectus. Also review information about the funds: the fund prospectus, statement of additional information, annual report and semiannual report.

The Separate Account

We established C.M. Multi-Account A (separate account) as a separate account under Connecticut law on August 3, 1994. The separate account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The separate account holds the assets that underlie the contracts, except those assets allocated to our general account. We keep the separate account assets separate from the assets of our general account and other separate accounts. The separate account is divided into sub-accounts, each of which invests exclusively in a single investment choice.

We own the assets of the separate account. We credit gains to, or charge losses against, the separate account, whether or not realized, without regard to the performance of other investment accounts. The separate account’s assets may not be used to pay any of our liabilities other than those arising from the contracts. If the separate account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our general account. The obligations of the separate account are not our generalized obligations and will be satisfied solely by the assets of the separate account.

Addition, Removal or Substitution of Funds

We have the right to change the funds offered through the contract, but only as permitted by law. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Examples of possible changes include: adding new funds or fund classes; closing existing funds or fund classes; or substituting a fund with a different fund. New or substitute funds may have different fees and expenses and their availability may be limited to certain classes of contract owners. We will not add, remove or substitute any shares attributable to your interest in a sub-account of the separate account without notice to you and prior approval of the SEC, to the extent required by applicable law. We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which your contract belongs.

The Funds

The contract offers the following funds. We may add, remove or substitute funds.

Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Asset Class
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco V.I. Financial Services Fund (Series I Shares)[1]	Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	Sector
Invesco V.I. Global Health Care Fund (Series I Shares)[2]	Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	Sector
Invesco V.I. Technology Fund (Series I Shares)[3]	Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	Sector
Fidelity ® Variable Insurance Products
Fidelity® VIP Contrafund® Portfolio (Initial Class)

Adviser: Fidelity Management & Research Company

Sub-Adviser: FMR Co., Inc.; Fidelity Research & Analysis Company; Fidelity Management & Research (U.K.) Inc.; Fidelity International Investment Advisors; Fidelity International Investment Advisors (U.K.) Limited; Fidelity Investments Japan Limited

Large Cap Blend
ING Investors Trust
ING Clarion Global Real Estate Portfolio (Class S)	Adviser: ING Investments, LLC Sub-Adviser: ING Clarion Real Estate Securities LLC	Sector
MML Series Investment Fund
MML Aggressive Allocation Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: N/A	Asset Allocation
MML Asset Allocation Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Capital Guardian Trust Company	Balanced
MML Balanced Allocation Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: N/A	Asset Allocation
MML Blue Chip Growth Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: T. Rowe Price Associates, Inc.	Large Cap Growth

Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Asset Class
MML Concentrated Growth Fund (Class II)	Adviser: MassMutual Sub-Adviser: Legg Mason Capital Management, Inc.	Large Cap Growth
MML Conservative Allocation Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: N/A	Asset Allocation
MML Emerging Growth Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Essex Investment Management Company, LLC and Insight Capital Research & Management, Inc.	Small/Mid-Cap Growth
MML Equity Income Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: T. Rowe Price Associates, Inc.	Large Cap Value
MML Equity Index Fund (Class I)	Adviser: MassMutual Sub-Adviser: Northern Trust Investments, N.A.	Large Cap Blend
MML Foreign Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Templeton Investment Counsel, LLC	International/Global
MML Global Fund (Class II)	Adviser: MassMutual Sub-Adviser: Massachusetts Financial Services Company	International/Global
MML Growth Allocation Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: N/A	Asset Allocation
MML Growth & Income Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Capital Guardian Trust Company	Large Cap Blend
MML Income & Growth Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: American Century Investment Management, Inc.	Large Cap Value
MML Large Cap Growth Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Rainier Investment Management, Inc.	Large Cap Growth
MML Large Cap Value Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Davis Selected Advisers, L.P.	Large Cap Value
MML Mid Cap Growth Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: T. Rowe Price Associates, Inc.	Small/Mid-Cap Growth
MML Mid Cap Value Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: American Century Investment Management, Inc.	Small/Mid-Cap Value

Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Asset Class
MML Moderate Allocation Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: N/A	Asset Allocation
MML NASDAQ-100® Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Northern Trust Investments, N.A.	Large Cap Growth
MML Small Cap Growth Equity Fund (Initial Class)	Adviser: MassMutual Sub-Advisers: Waddell & Reed Investment Management Company and Wellington Management Company, LLP	Small/Mid-Cap Growth
MML Small Cap Index Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Northern Trust Investments, N.A.	Small/Mid-Cap Blend
MML Small/Mid Cap Value Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: AllianceBernstein L.P.	Small/Mid-Cap Value
MML Series Investment Fund II
MML Blend Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Balanced
MML Enhanced Index Core Equity Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Large Cap Blend
MML Equity Fund (Initial Class)	Adviser: MassMutual Sub-Advisers: OppenheimerFunds, Inc. and Loomis Sayles & Company L.P.	Large Cap Value
MML High Yield Fund (Service Class I)	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Fixed Income
MML Inflation-Protected and Income Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Fixed Income
MML Managed Bond Fund (Service Class)	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Fixed Income
MML Money Market Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Short Term/Stable Value
MML Short-Duration Bond Fund (Service Class I)	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Fixed Income
MML Small Cap Equity Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: OppenheimerFunds, Inc.	Small/Mid-Cap Blend

Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Asset Class
Oppenheimer Variable Account Funds
Oppenheimer Balanced Fund/VA (Non-Service Shares)**	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Balanced
Oppenheimer Capital Appreciation Fund/VA (Non-Service Shares)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Large Cap Growth
Oppenheimer Core Bond Fund/VA (Non-Service Shares)**	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Fixed Income
Oppenheimer Global Securities Fund/VA (Non-Service Shares)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	International/Global
Oppenheimer Global Strategic Income Fund/VA (Non-Service Shares) [4]	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Fixed Income
Oppenheimer High Income Fund/VA (Non-Service Shares)**	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Fixed Income
Oppenheimer Main Street Fund®/VA (Non-Service Shares)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Large Cap Blend
Oppenheimer Money Fund/VA (Non-Service Shares)*	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Short Term/Stable Value
Oppenheimer Small- & Mid-Cap Growth Fund/VA (Non-Service Shares) [5]	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Small/Mid-Cap Growth
Panorama Series Fund, Inc.
Oppenheimer International Growth Fund/VA (Non-Service Shares)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	International/Global
Panorama Growth Portfolio (Non-Service Shares)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Large Cap Value
Panorama Total Return Portfolio (Non-Service Shares)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Balanced
PIMCO Variable Insurance Trust
PIMCO VIT CommodityRealReturn® Strategy Portfolio (Advisor Class)	Adviser: Pacific Investment Management Company LLC Sub-Adviser: N/A	Sector

*	Unavailable in contracts issued on or after January 19, 2008.
**	Effective May 1, 2009 and after, you may not allocate any new money to this fund via purchase payments or transfers.
[1]	Formerly known as the AIM V.I. Financial Services Fund.
[2]	Formerly known as the AIM V.I. Global Health Care Fund.
[3]	Formerly known as the AIM V.I. Technology Fund.
[4]	Formerly known as the Oppenheimer Strategic Bond Fund/VA.
[5]	Formerly known as the Oppenheimer MidCap Fund/VA.

There is no assurance that the funds will achieve their stated objective. The fund prospectuses contain more detailed information about the funds. We will deliver current copies of the fund prospectuses to you. You may also contact our Service Center and request copies of the current fund prospectuses at any time. You should read the information contained in the fund prospectuses carefully before investing.

Asset Allocation Funds

The following asset allocation funds are also referred to as funds-of-funds. They are known as funds-of-funds because they invest in other underlying funds. A fund offered in a fund-of-funds structure may have higher expenses than a direct investment in the underlying funds because a fund-of-funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying funds in which it invests. You should read the MML Series Investment Fund prospectus for more information about these funds-of-funds.

•	MML Aggressive Allocation Fund

•	MML Balanced Allocation Fund

•	MML Conservative Allocation Fund

•	MML Growth Allocation Fund

•	MML Moderate Allocation Fund

Compensation We Receive from Funds, Advisers and Sub-Advisers

Compensation We Receive from Advisers and Sub-Advisers.  We and certain of our insurance affiliates receive compensation from the advisers and sub-advisers to some of the funds. We may use this compensation for any corporate purpose, including paying expenses that we incur in promoting, issuing, distributing and administering the contract and, providing services, on behalf of the funds, in our role as intermediary to the funds. The amount of this compensation is determined by multiplying a specified annual percentage rate by the average net assets held in that fund that are attributable to the variable annuity and variable life insurance products issued by us and our affiliates that offer the particular fund (MassMutual’s variable contracts). These percentage rates differ, but currently do not exceed 0.25%. Some advisers and sub-advisers pay us more than others; some do not pay us any such compensation.

The compensation is not reflected in the expenses that are disclosed for the funds in “Table of Fees and Expenses – Annual Fund Operating Expenses” because this compensation is not paid directly out of the funds’ assets. However, these payments may be derived, in whole or in part, from the advisory fee deducted from fund assets. Contract owners, through their indirect investment in the funds, bear the costs of these advisory fees (see the funds’ prospectuses for more information).

In addition, we may receive fixed dollar payments from the advisers and sub-advisers to certain funds so that the adviser and sub-adviser can participate in sales meetings conducted by MassMutual. Attending such meetings provides advisers and sub-advisers with opportunities to discuss and promote their funds. For a list of the funds whose advisers and sub-advisers currently pay such compensation, visit www.massmutual.com/legal/compagreements or call our Service Center at the number shown on page 1 of this prospectus.

Compensation We Receive from Funds.  We and certain of our affiliates also receive compensation from certain funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. This compensation is paid out of the fund’s assets and may be as much as 0.25% of the average net assets of an underlying fund which are attributable to MassMutual’s variable contracts. This compensation is specified as 12b-1 fees in the “Table of Fees and Expenses – Annual Fund Operating Expenses.” An investment in a fund with a 12b-1 fee will increase the cost of your investment in this contract.

Compensation in General.  The compensation that we receive may be significant and we may profit from this compensation. Additionally, when selecting the funds that will be available with MassMutual’s variable contracts, we consider the amount of compensation that we receive from the funds, their advisers, sub-advisers, or their distributors along with the funds’ name recognition, asset class, the manager’s reputation, and fund performance. We offer certain funds through the contract at least in part because they are managed by us or an affiliate.

The Fixed Accounts

In most states, we offer three fixed accounts, two fixed accounts for Dollar Cost Averaging (the DCA Fixed Accounts) and The Fixed Account (collectively, the fixed accounts), as investment options. The fixed accounts are investment options within our general account.

Purchase payments allocated to the fixed accounts and transfers to the fixed accounts become part of our general account which supports insurance and annuity obligations. The general account has not been registered under the Securities Act of 1933 (1933 Act) nor is the general account registered under the Investment Company Act of 1940 (1940 Act) because of exemptive and exclusionary provisions. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. We have been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosures in this prospectus which relate to the fixed accounts or the general account. Disclosures regarding the fixed accounts or the general account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus.

DCA Fixed Accounts.  Each DCA Fixed Account is a fixed account from which assets are systematically transferred to any fund(s). You may not transfer your contract value in a DCA Fixed Account to The Fixed Account. During the accumulation phase, you may choose to have your purchase payments allocated to a DCA Fixed Account for the period of the DCA Fixed Account Term (DCA Term). Your election must be in writing.

Currently, you have a choice of two DCA Fixed Accounts:

a)  DCA Fixed Account with a DCA Term of 6 months; or

b)  DCA Fixed Account with a DCA Term of 12 months.

To the extent permitted by law, we reserve the right to change the duration of the DCA Terms in the future. Your DCA Term will terminate upon payment of the death benefit. You may only participate in one DCA Fixed Account at a time.

How to Participate in the DCA Fixed Account.  To participate in the DCA Fixed Account you must apply a new purchase payment of $5,000 or greater to a DCA Term or provide us with evidence satisfactory to us that you will apply $5,000 or more to a DCA Term via transfer(s) from another financial institution. Purchase payments which originate from an annuity contract issued by us or any of our affiliates cannot be allocated to a DCA Fixed Account. We reserve the right to reject purchase payments. You cannot transfer current contract values into the DCA Fixed Account. The first DCA transfer will occur 5 business days after we receive all or a portion of the purchase payment into the DCA Fixed Account.

Any portion of the sum to be applied to the DCA Fixed Account that we receive after the start of the DCA Term, will be added to the amount in the current DCA Term and will participate only in the remaining period of that DCA Term. You may apply additional purchase payments to the current DCA term. Those additional purchase payments will be added to the amount in the current DCA Term and will participate only in the remaining period of the current DCA Term.

We make scheduled monthly transfers from the DCA Fixed Account. The first transfer will occur 5 business days after we receive your payment allocated to the DCA Fixed Account and a completed DCA Fixed Account election form. You may not take partial withdrawals from the DCA Fixed Account.

You may make a one-time transfer of your remaining contract value in the DCA Fixed Account into any of the fund(s), prior to the expiration of your DCA Term. Your transfer will be effective on the business day we receive your completed written request or request over the telephone.

We reserve the right to assess a fee for processing transactions under the DCA Fixed Account.

If you elect to make an allocation to a DCA Fixed Account, but your annuity date will occur prior to the end of that DCA Term, your DCA Term will expire early. It will expire on your annuity date. We will transfer any contract value remaining in the DCA Fixed Account on your annuity date in accordance with your DCA Fixed Account transfer instructions in effect at that time. No amounts will remain in the DCA Fixed Account after your annuity date.

We periodically set the interest rate we credit to the DCA Fixed Account. We will credit an interest rate at a rate not less than the minimum allowed by state law at the time we issue your contract. We reserve the right to change the guaranteed minimum interest rate for newly issued contracts, subject to applicable state law. The interest rate you will receive for the entire DCA Term is the interest rate in effect on the date your DCA Term begins. We guarantee the interest rate for the full DCA Term.

The Fixed Account.  You may allocate purchase payments to The Fixed Account. You can also make transfers of your contract value into The Fixed Account. You do not participate in the investment performance of the assets in The Fixed Account. Instead, we credit your contract with interest at a specified rate that we declare in advance. We will credit an interest rate at a rate not less than the minimum allowed by state law at the time we issue your contract. We reserve the right to change the guaranteed minimum interest rate for newly issued contracts, subject to applicable state law.

Contract Value

Your contract value is the sum of your value in the separate account and the fixed account(s).

Your value in the separate account will vary depending on the investment performance of the funds you choose. In order to keep track of your contract value in the separate account, we use a unit of measure called an accumulation unit. During the income phase of your contract we call the unit an annuity unit.

Accumulation Units.  Every business day we determine the value of an accumulation unit for each of the separate account sub-accounts. Changes in the accumulation unit value reflect the investment performance of the fund as well as deductions for insurance and other charges.

The value of an accumulation unit may go up or down from business day to business day.

The Statement of Additional Information contains more information on the calculation of the accumulation unit value.

When you make a purchase payment, we credit your contract with accumulation units. We determine the number of accumulation units to credit by dividing the amount of the purchase payment allocated to a separate account sub- account by the value of the accumulation unit for that separate account sub-account. When you make a withdrawal, we deduct from your contract accumulation units representing the withdrawal amount.

We calculate the value of an accumulation unit for each separate account sub-account after the New York Stock Exchange closes each business day. Any change in the accumulation unit value will be reflected in your contract value.

Example.  On Monday we receive an additional purchase payment of $5,000 from you. You have told us you want this to go to the MML Managed Bond Fund. When the New York Stock Exchange closes on that Monday, we determine that the value of an accumulation unit for the MML Managed Bond Fund is $13.90. We then divide $5,000 by $13.90 and credit your contract on Monday night with 359.71 accumulation units for the MML Managed Bond Fund.

Business Days & Non-Business Days

Our business day closes when the New York Stock Exchange business day closes. The New York Stock Exchange business day usually closes at 4:00 p.m. Eastern time. Our non-business days are those days when the New York Stock Exchange is closed.

Transfers and Transfer Programs

General Overview

We have the right to terminate, suspend, or modify the transfer and transfer program provisions described in this prospectus.

You can transfer all or part of your contract value. You can make transfers by telephone or by other means we authorize. To make transfers other than by telephone, you must submit a written request. If you own the contract with a joint owner, we will accept transfer instructions from either you or the other owner, unless we are instructed otherwise. We will use reasonable procedures to confirm that instructions given to us are genuine. We may tape record all telephone instructions.

Your transfer is effective on the business day we receive your request at our Service Center. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time. If we receive your transfer request at our Service Center on a non-business day or after our business day closes, your transfer request will be effective on the next business day.

Transfers During the Accumulation Phase

You may transfer all or part of your assets in a fund or The Fixed Account. You can make a transfer to or from The Fixed Account and to or from any fund. During the accumulation phase we do not assess a transfer fee. However, we reserve the right to allow twelve free transfers per calendar year and charge for transfers in excess of twelve. The charge equals $20 per transfer or 2% of the amount that is transferred, whichever is less.

The following rules apply to any transfer during the accumulation phase:

1)	Currently, the minimum amount which you can transfer is:

•	$100; or

•	the entire value in a fund, if less.

We reserve the right to impose a minimum transfer requirement of $1,000. Currently, we do not require that a minimum amount remain in the fund after a transfer. However, we reserve the right to impose a requirement that $1,000 remain in the fund after a transfer unless you transfer the entire fund value. We waive these requirements if the transfer is made in connection with the Rebalancing Program.

2)	You must clearly indicate the amount and investment choices from and to which you wish to transfer.

3)	During any contract year, we limit transfers out of The Fixed Account to the greater of $30,000 or 30% of your contract value in The Fixed Account as of the end of the previous contract year. However, if you transfer 30% of your contract value in The Fixed Account for three consecutive contract years, your transfer in the fourth consecutive contract year may be for the entire amount in The Fixed Account, provided that you have not applied payments or transferred contract value into The Fixed Account from the time the first annual transfer was made. We measure a contract year from the anniversary of the day we issued your contract. Transfers out of The Fixed Account are done on a first-in, first-out basis. In other words, amounts attributed to the oldest purchase payments are transferred first; then amounts attributed to the next oldest purchase payments are transferred; and so on.

4)	We consider The Fixed Account and a money market fund to be “competing accounts.” We have some specific rules pertaining to transfers in and out of competing accounts.

•	Transfers out of The Fixed Account:

You may not make a transfer out of The Fixed Account to a money market fund.

If you make a transfer out of The Fixed Account, for a period of 90 days following that transfer, you may not make transfers from any investment choice into a money market fund.

•	Transfers into a money market fund:

If you make a transfer into a money market fund, for a period of 90 days following that transfer, you may not make transfers out of The Fixed Account.

Limits on Frequent Trading and Market Timing Activity

This contract and its investment choices are not designed to serve as vehicles for what we have determined to be frequent trading or market timing trading activity. We consider these activities to be abusive trading practices that can disrupt the management of a fund in the following ways:

•	by requiring the fund to keep more of its assets liquid rather than investing them for long-term growth, resulting in lost investment opportunity; and

•	by causing unplanned portfolio turnover.

These disruptions, in turn, can result in increased expenses and can have an adverse effect on fund performance that could impact all contract owners and beneficiaries under the contract, including long-term contract owners who do not engage in these activities. Therefore, we discourage frequent trading and market timing trading activity and will not accommodate frequent transfers of contract value among the funds. Organizations and individuals that intend to trade frequently and/or use market timing investment strategies should not purchase this contract.

We have adopted policies and procedures to help us identify those individuals or entities that we determine may be engaging in frequent trading and/or market timing trading activities. We monitor trading activity to uniformly enforce those procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Our ability to detect frequent trading or market timing may be limited by operational or technological systems, as well as by our ability to predict strategies employed by contract owners (or those acting on their behalf) to avoid detection. Therefore, despite our efforts to prevent frequent trading and the market timing of funds among the sub-accounts of the separate account, there can be no assurance that we will be able to identify and curtail every instance of trading of those who trade frequently or those who employ a market timing strategy or those who act as intermediaries on behalf of such persons. Moreover, our ability to discourage and restrict frequent trading or market timing may be limited by decisions of state regulatory bodies and court orders that we cannot predict.

In addition, some of the funds are available with variable products issued by other insurance companies. We do not know the effectiveness of the policies and procedures used by these other insurance companies to detect frequent trading and/or market timing. As a result of these factors, the funds may reflect lower performance and higher expenses across all contracts as a result of undetected abusive trading practices.

If we, or the investment adviser to any of the funds available with this contract, determine that a contract owner’s transfer patterns reflect frequent trading or employment of a market timing strategy, we will not allow the contract owner to submit transfer requests by overnight mail, facsimile transmissions, the telephone, our web-site, or any other type of electronic medium. Additionally, we may reject any single trade that we determine to be abusive or harmful to the fund. Orders for the purchase of fund shares may be subject to acceptance by the fund. Therefore, we reserve the right to reject, without prior notice, any fund transfer request if the investment in the fund is not accepted for any reason.

The funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the funds describe the funds’ frequent trading and market timing policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. We have entered into a written agreement, as required by SEC regulation, with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual contract owners, and to execute instructions from the fund to restrict or prohibit further purchases or transfers by specific contract owners who violate the frequent trading or market timing policies established by the fund.

Contract owners and other persons with interests in the contracts should be aware that the purchase and redemption orders received by the funds generally are “omnibus” orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the funds in their ability to apply their frequent trading or market timing policies and procedures. It may also require that we restrict or prohibit further purchases or transfers as requested by a fund on all contracts owned by a contract owner whose trading activity under one variable contract has violated a fund’s frequent trading or market timing policy. If a fund believes that an omnibus order reflects one or more transfer requests from contract owners engaged in frequent trading or market timing activity, the fund may reject the entire omnibus order.

We will notify you in writing if we reject a transfer or if we implement a restriction due to frequent trading or the use of market timing investment strategies. If we do not accept a transfer request, no change will be made to your allocations per that request. We will then allow you to resubmit the rejected transfer by regular mail only.

Additionally, we may in the future take any of the following restrictive actions that are designed to prevent the employment of a frequent trading or market timing strategy:

•	not accept transfer instructions from a contract owner or other person authorized to conduct a transfer;

•	limit the number of transfer requests that can be made during a contract year; and

•	require the value transferred into a fund to remain in that fund for a particular period of time before it can be transferred out of the fund.

We will apply any restrictive action we take uniformly to all contract owners we believe are employing a frequent trading or market timing strategy. These restrictive actions may not work to deter frequent trading or market timing activity.

We reserve the right to revise our procedures for detecting frequent trading and/or market timing at any time without prior notice if we determine it is necessary to do so in order to better detect frequent trading and/or market timing, to comply with state or federal regulatory requirements, or to impose different restrictions on frequent traders and/or market timers. If we modify our procedures, we will apply the new procedure uniformly to all contract owners.

Transfers During the Income Phase

During the income phase, we allow 6 transfers each calendar year, and they are not subject to a transfer fee. You cannot transfer from the general account to a fund, but you can transfer from one or more funds to the general account once a contract year. The minimum amount which you can transfer is $1,000 or your entire interest in the fund, if less. After a transfer, the minimum amount which must remain in a fund is $1,000 unless you have transferred the entire value.

Transfer Programs

For detailed rules and restrictions pertaining to these programs and instructions for electing a program contact our Service Center.

Overview.  We currently offer the following transfer programs:

1)	Dollar Cost Averaging Program;

2)	Automatic Rebalancing Program; and

3)	Interest Sweep Option.

•	These programs are only available during the accumulation phase of your contract;

•	You may only participate in one of these programs at any one time;

•	You may not participate in these programs if you have a current election of a DCA Fixed Account;

•	We do not charge you for participation in these programs, though we reserve the right to charge for the programs in the future.

Dollar Cost Averaging Program.  This program allows you to systematically transfer a set amount from a selected fund to any of the other funds. By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. Dollar cost averaging does not assure a profit and does not protect you against loss in declining markets. Since dollar cost averaging involves continuous investment in securities regardless of fluctuating price levels of such securities, you should consider your financial ability to continue the program through periods of fluctuating price levels.

Your Dollar Cost Averaging Program will terminate:

•	if you withdraw the total contract value;

•	upon payment of the death benefit;

•	if the last transfer you selected has been made;

•	if there is insufficient contract value to make the transfer; or

•	if we receive from you a written request or request over the telephone to terminate the program at our Service Center at least 5 business days prior to the next transfer date.

Automatic Rebalancing Program.  Over time, the performance of each fund may cause your allocation to shift from your original allocation. You can direct us to automatically rebalance your contract value allocated to the funds in order to return to your original percentage allocations by selecting our Automatic Rebalancing Program. Contract value allocated to the fixed accounts cannot participate in the Automatic Rebalancing Program.

This program will terminate:

•	if you withdraw the total contract value;

•	upon payment of the death benefit;

•	if you request that we end the program (in writing or by telephone); or

•	if we receive any unscheduled transfer request.

Interest Sweep Option.  Under this program, we will automatically transfer earnings from your contract value in The Fixed Account to any one fund or combination of funds that you select. By allocating these earnings to the funds, you can pursue further growth in the value of your contract through more aggressive investments. However, the Interest Sweep Option does not assure a profit and does not protect against loss in declining markets.

This program will terminate:

•	if, as the result of a withdrawal, you no longer have contract value in The Fixed Account;

•	if, at time of transfer, no interest is available for transfer (for example, if the interest earned is required to cover contract related charges or has been part of a partial withdrawal);

•	upon payment of the death benefit; or

•	if we receive your written request or request over the telephone to terminate the program at least 5 business days prior to the next scheduled transfer date.

Withdrawals

Income taxes, tax penalties and certain restrictions may apply to any withdrawal you make.

During the accumulation phase you may make either partial or total withdrawals of your contract value.

When a partial withdrawal is made from a contract, we reflect the withdrawal as a reduction to the value of the contract’s death benefit. We describe this reduction in the “Death Benefit” section. If we reflect the reduction as a percentage of contract value withdrawn, the reduction will be greater when the value of your contract investment choices is lower due to market performance or other variables. After you withdraw your full contract value, the contract does not provide a death benefit.

We will pay any full or partial withdrawal to the qualified plan trustee or plan administrator, if you purchased your contract under a tax-qualified retirement plan, a non-qualified deferred compensation plan or a deferred compensation plan for a tax-exempt organization. The only exceptions are for required minimum distribution payments and for withdrawals from Keogh plans.

Unless you instruct us otherwise, we will take any partial withdrawal proportionally from your contract value in the funds and The Fixed Account. When making a partial withdrawal, you must withdraw at least $100 or the entire value in a fund or The Fixed Account, if less. We require that after you make a partial withdrawal you keep at least $5,000 in a non-qualified contract. For qualified contracts, the amount is $2,000, unless your partial withdrawal is a minimum required distribution. Partial withdrawals are subject to a contingent deferred sales charge.

When you make a total withdrawal you will receive the value of your contract:

•	less any applicable contingent deferred sales charge;

•	less any applicable premium tax;

•	less any contract maintenance charge, and

•	less any purchase payments we credited to your contract that have not cleared the bank, until they clear the bank.

We take withdrawals first from earnings and then from purchase payments. For purposes of the contingent deferred sales charge, we treat withdrawals as coming from the oldest purchase payments first.

Requests in Writing.  To request a withdrawal in writing, submit to our Service Center, our fully completed partial surrender or surrender form. If your withdrawal involves an exchange or transfer of assets to another financial institution, we also require a “letter of acceptance” from the financial institution.

Requests by Telephone.  You may request certain partial and full withdrawals by telephone. Contact our Service Center for details.

Withdrawal Effective Date.  For written requests, your withdrawal is effective on the business day we receive, at our Service Center, our partial surrender or surrender form, fully completed, and, if applicable, a “letter of acceptance.” If we receive this item(s) at our Service Center on a non-business day or after our business day closes, your withdrawal request will be effective on the next business day. For telephone requests, your withdrawal is effective on the business day we receive your call. For calls received after the close of the business day, your withdrawal will be effective on the next business day.

Delivery of Withdrawal Amount.  We will pay any withdrawal amount within 7 days of the withdrawal effective date, unless we are required to suspend or postpone withdrawal payments. See “Other Information – Suspension of Payments or Transfers.”

Partial Withdrawals Used to Pay Investment Advisory Fees.  Some contract owners have their assets managed by one or more investment advisers. The investment advisers may assess a fee for their services. Their fees are specified in the respective account agreements and are separate from and in addition to the contract fees and expenses described in this prospectus. Some contract owners authorize their investment advisers to take one or more partial withdrawals from the contract in order to collect advisory or investment management fees. Withdrawals taken from this contract to pay such fees may be subject to a contingent deferred sales charge, income tax and/or tax penalties. We encourage you to determine whether engaging in this activity is appropriate for you.

Systematic Withdrawal Program.  For detailed rules and restrictions pertaining to this program and instructions for electing the program contact our Service Center.

The Systematic Withdrawal Program (SWP) allows you to set up automatic periodic withdrawals from your contract value. We do not charge you for participation in the SWP but we reserve the right to charge in the future. We will take any withdrawal under this program proportionally from your contract value in your selected investment choices.

Your SWP will end:

•	if you withdraw your total contract value;

•	if the next systematic withdrawal will lower your contract value below the minimum contract value we allow following a partial withdrawal, unless your withdrawal is a minimum required distribution;

•	if we receive, in good order, a notification of the owner’s death;

•	if we process the last withdrawal you selected;

•	if your value in a selected fund or the Fixed Account is insufficient to complete the withdrawal;

•	if you begin receiving annuity payments; or

•	if you give us a written request or request over the telephone to terminate your program. We must receive your request at least 5 business days before the next withdrawal date.

Expenses

There are charges and other expenses associated with the contracts that reduce the return on your investment in the contract. These charges and expenses are:

Insurance Charges

Each business day we deduct our insurance charges from the assets of the separate account. We do this as part of our calculation of the value of the accumulation units and the annuity units. The insurance charge has two parts: 1) the mortality and expense risk charge and 2) the administrative charge.

Mortality and Expense Risk Charge

This charge is equal, on an annual basis, to 1.25% of the daily value of the assets invested in each fund, after fund expenses are deducted. This charge is for:

•

the mortality risk associated with the insurance benefits provided, including our obligation to make annuity payments after the annuity date regardless of how long all annuitants live, the death benefits, and the guarantee of rates used to determine your annuity payments during the income phase;

•	the expense risk that the current charges will be insufficient to cover the actual cost of administering the contract.

We cannot increase the mortality and expense risk charge. If the current mortality and expense risk charge is not sufficient to cover the mortality and expense risk, we will bear the loss. If the amount of the charge is more than sufficient to cover the mortality and expense risk, we will make a profit on the charge. We may use this profit for any purpose, including the payment of marketing and distribution expenses for the contract.

Administrative Charge

This charge is equal, on an annual basis, to 0.15% of the daily value of the assets invested in each fund, after fund expenses are deducted. We assess this charge, together with the annual contract maintenance charge, to reimburse us for all the expenses associated with the administration of the contract and the separate account. Some of these expenses are: preparation of the contract, confirmations, annual reports and statements, maintenance of contract records, personnel costs, legal and accounting fees, filing fees, and computer and systems costs. We can increase this charge, but the charge will never exceed 0.25%. If we increase this charge, we will give you 90 days prior notice.

Annual Contract Maintenance Charge

At the end of each contract year, we deduct $30 from your contract as an annual contract maintenance charge. We may increase this charge, but it will not exceed $60. If we increase this charge, we will give you 90 days prior notice. Currently, we will not deduct this charge if, when we are to make the deduction, the value of your contract is $50,000 or more. However, we reserve the right to increase the contract value amount at which we will waive this charge to $100,000 as provided by the contract. Subject to state regulations, we will deduct the annual contract maintenance charge proportionately from the investment choices you have selected.

If you make a total withdrawal from your contract, and the contract value is less than $50,000, we will deduct the full annual contract maintenance charge. If your contract enters the income phase on a date other than its contract anniversary and the contract value is less than $50,000, we will deduct a pro rata portion of the charge.

Contingent Deferred Sales Charge

We do not deduct a sales charge when we receive a purchase payment. However, we may assess a contingent deferred sales charge on the amount you withdraw that exceeds the free withdrawal amount and the amount you apply to an annuity payment. We use this charge to cover certain expenses relating to the sale of the contract.

If you withdraw:

•	from more than one investment choice, we will deduct the contingent deferred sales charge proportionately from the amounts remaining in the investment choice(s) you selected.

•	the total value from an investment choice, we will deduct the contingent deferred sales charge proportionately from amounts remaining in the investment choices that still have value.

•	your entire contract value, we will deduct the contingent deferred sales charge from the contract value. You will receive a check for the net amount.

The amount of the charge depends on the amount of the purchase payments, the length of time since you made the purchase payments, and the amount of your withdrawal or the amount you apply to an annuity payment. The contingent deferred sales charge is assessed as follows:

Year since Purchase Payment was Accepted	Charge
1st Year	7%
2nd Year	6%
3rd Year	5%
4th Year	4%
5th Year	3%
6th Year	2%
7th Year	1%
8th Year and thereafter	0%

After your purchase payment has been in the contract for 7 years, there is no charge when you withdraw the purchase payment. Each purchase payment has its own 7-year sales charge period. We take withdrawals first from earnings, and then from purchase payments. For purposes of the contingent deferred sales charge, we treat withdrawals as coming from the oldest purchase payments first.

In addition to the free withdrawals described later in this section, we will not impose a contingent deferred sales charge under the following circumstances:

•	Upon payment of the death benefit.

•	Upon payment of a minimum required distribution attributable to this contract that exceeds the free withdrawal amount.

•	When you apply your contract value to an annuity option (except as described under Annuity Option E and F).

•	If contract value has been applied to an annuity option providing guaranteed payments and upon the annuitant’s death there are remaining guaranteed payments withdrawn by the beneficiary.

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If you redeem “excess contributions” from a plan qualifying for special income tax treatment. These types of plans are referred to as Qualified Plans, including Individual Retirement Annuities (IRAs). We look to the Internal Revenue Code for the definition and description of excess contributions.

•

When the contract is exchanged for another variable annuity contract issued by us or one of our affiliated insurance companies, of the type and class which we determine is eligible for such an exchange. A contingent deferred sales charge may apply to the contract received in the exchange. A reduced contingent deferred sales charge schedule may apply under this contract if another variable annuity contract issued by us or one of our affiliated insurance companies is exchanged for this contract. Exchange programs may not be available in all states. We have the right to modify, suspend or terminate any exchange program any time without prior notification. If you want more information about our current exchange programs, contact your registered representative or us at our Service Center.

•	If you are 59 1/2 or older, and you apply your entire contract value:

–	to purchase a single premium immediate life annuity issued by us or one of our affiliates; or

–	to purchase a single premium immediate annuity certain, with payments guaranteed for 10 years or more, issued by us or one of our affiliates.

We may also waive the contingent deferred sales charge if you surrender your contract before April 30, 2011 and you use the proceeds of the surrender to purchase a new group annuity issued by us. The group annuity contract may be subject to charges upon withdrawal. Contact our Service Center for additional information.

Free Withdrawals

You may withdraw, without incurring a contingent deferred sales charge, the greater of:

•	the part of your contract value that is attributable to positive investment results, if any, on the date of withdrawal; or

•	10% of purchase payments made to your contract as of the date of withdrawal reduced by any free withdrawal(s) you previously took during the current contract year.

We take withdrawals first from any positive investment results, if any, and then from purchase payments. If you withdraw an amount which exceeds your investment gain, we will reduce the amount of your remaining purchase payments. We will calculate the contingent deferred sales charge based on your oldest purchase payments first.

Premium Taxes

Some states and other governmental entities charge premium taxes or similar taxes. We are responsible for the payment of these taxes and will make a deduction from your contract value for them. Some of these taxes are due when your contract is issued, others are due when annuity payments begin. Currently we do not charge you for these taxes until you begin receiving annuity payments or you make a total withdrawal. We may discontinue this practice and assess the charge when the tax is due. Premium taxes generally range from 0% to 3.5%, depending on the state.

Transfer Fee

During the accumulation phase we do not asses a transfer fee. However, we reserve the right to allow twelve free transfers per calendar year and charge for transfers in excess of twelve. The charge equals $20 per transfer or 2% of the amount that is transferred, whichever is less.

During the income phase, we allow six transfers and they are not subject to a transfer fee. We consider all transfers made on one business day as one transfer.

Income Taxes

We will deduct from the contract any income taxes which we incur because of the operation of the separate account. At the present time, we are not making any such deductions. We will deduct any withholding taxes required by law.

Fund Expenses

The Separate Account purchases shares of the funds at net asset value. The net asset value of each fund reflects investment management fees and other expenses already deducted from the assets of the fund. In addition, one or more of the funds available as an investment choice may pay a distribution fee out of the fund’s assets to us called a “12b-1” fee. Any investment in one of the funds with a 12b-1 fee will increase the cost of your investment in this contract. Please refer to the fund prospectuses for more information regarding these expenses.

Annual Credit

for contracts issued on or after September 10, 2001

If we issued you a contract on or after September 10, 2001, we will increase your contract value allocated to the funds by 0.15% on each contract anniversary while your contract is in effect. We will calculate this increase based on your contract value allocated to the funds on your contract anniversary. We will credit this increase proportionally to the funds you are invested in as of your contract anniversary.

We pay this credit amount out of the revenues we receive for selling the contracts that are eligible for the credit. We provide this credit amount in lieu of reducing expenses directly. We will not subject this credit to the assessment of a contingent deferred sales charge upon withdrawal.

The Income Phase

Overview.  If you want to receive regular income from your annuity, you can elect to apply your contract value so that you can receive fixed and/or variable annuity payments under one of the annuity options described in this section. If you do not choose an annuity option, we will assume that you elected Option B with variable payments and 10 years of payments guaranteed. We may base annuity payments on the age and sex of the annuitant under all options except Annuity Option E. We may require proof of age and sex before annuity payments begin.

If your contract value is less than $2,000 on the annuity date, we reserve the right to pay you a lump sum rather than a series of annuity payments. If any annuity payment is less than $100, we reserve the right to change the payment basis to equivalent less frequent payments.

Annuity Payment Start Date.  You can choose the month and year in which annuity payments begin. We call that date the annuity date. According to your contract, your annuity date cannot be earlier than 5 years after you buy the contract. However, we currently allow you to select an annuity date that is at least 30 days after you purchase your contract. You may choose your annuity date when you purchase your contract. You can change it at any time before the annuity date provided you give us 30 days written notice.

Annuity payments must begin by the earlier of:

1)	the 90th birthday of the annuitant or oldest joint annuitant;

2)	your 90th birthday if you are not the annuitant or the 90th birthday of the oldest joint owner; or

3)	the latest date permitted under state law.

Upon written request we will defer the annuity date up to the 100th birthday.

Required Minimum Distributions for Tax-Qualified Contracts.  In order to avoid adverse tax consequences, you should begin to take distributions from your contract no later than the beginning date required by the Internal Revenue Service. These distributions can be withdrawals or annuity payments. The distributions should be at least equal to the minimum amount required by the Internal Revenue Service or paid through an annuity option that complies with the required minimum distribution rules of Internal Revenue Code Section 401(a)(9). If your contract is an individual retirement annuity, the required beginning date should be no later than April 1 of the year after you reach age 70 1/2. For qualified plans and tax-sheltered annuities, that date is no later than April 1 of the year following the later of: the year you reach age 70 1/2 or the year in which you retire. The option of deferring to retirement is not available if you are a 5% or greater owner of the employer sponsoring your qualified plan.

Investment Options and Annuity Payments.  At the annuity date, you have the same fund choices that you had in the accumulation phase and you can choose whether payments will be fixed, variable, or a combination of both. If you do not tell us otherwise, we will base your annuity payments on the investment allocations that are in place on the annuity date. Therefore, any amounts in the funds will be applied to a variable payout and any amounts in The Fixed Account will be applied to a fixed payout.

Fixed Annuity Payments.  If you choose fixed payments, the payment amount will not vary. The payment amount will depend upon the following:

•	the value of your contract on the annuity date;

•	the annuity option you elect;

•	the age and sex of the annuitant or joint annuitants, if applicable;

•	the minimum guaranteed payout rates associated with your contract;

•	the deduction of a contingent deferred sales charge (may be deducted under Annuity Option E or F only); and

•	the deduction of premium taxes, if applicable.

In most states, if the single premium immediate annuity rates offered by MassMutual on the annuity date are more favorable than the minimum guaranteed rates listed in your contract, those rates will be used.

Variable Annuity Payments.  If you choose variable payments, the payment amount will vary with the investment performance of the funds.

The first payment amount will depend on the following:

•	the value of your contract on the annuity date;

•	the annuity option you elect;

•	the age and sex of the annuitant or joint annuitants, if applicable;

•	the minimum guaranteed payout rates associated with your contract;

•	an assumed investment rate (AIR) of 4% per year;

•	the deduction of a contingent deferred sales charge (may be deducted under Annuity Option E or F only); and

•	the deduction of premium taxes, if applicable.

Future variable payments will depend on the performance of the funds you selected. If the actual performance on an annualized basis exceeds the 4% assumed investment rate plus the deductions for expenses, your annuity payments will increase. Similarly, if the actual rate is less than 4% annualized plus the amount of the deductions, your annuity payments will decrease.

Annuity Unit Values.  In order to keep track of the value of your variable annuity payment, we use a unit of measure called an annuity unit. We calculate the number of your annuity units at the beginning of the income phase. During the income phase, the number of annuity units will not change. However, the value of your annuity units will change to reflect the investment performance of the funds you selected. The Statement of Additional Information contains more information on how annuity payments and annuity unit values are calculated.

Annuity Options.  The available annuity options are listed in this section in the Annuity Options table. We may consent to other plans of payment in addition to those listed. After annuity payments begin, you cannot change the annuity option, the frequency of annuity payments, or make withdrawals, except as described under Annuity Option E or F.

Limitation on Payment Options.  If you purchased the contract as a tax-qualified contract, the Internal Revenue Code may impose restrictions on the types of payment options that you may elect.

Annuity Options

We may consent to other plans of payment in addition to those listed, including a Joint and Last Survivor Annuity with Period Certain.

Lifetime Contingent Options
Annuity Option A – Life Income (variable and/or fixed payments)	Number of Annuitants: one Length of Payment Period: For as long as the annuitant lives. Annuity Payments After Death: None. All payments end upon the annuitant’s death.
Annuity Option B – Life Income with Period Certain (variable and/or fixed payments)

Number of Annuitants:  one

Length of Payment Period:  For a guaranteed period of either 5, 10 or 20 years or as long as the annuitant lives, whichever is longer.

Annuity Payments After Death:  When the annuitant dies, if there are remaining guaranteed payments, the beneficiary may elect a lump sum payment equal to the commuted value of the remaining guaranteed annuity payments.

Lifetime Contingent Options
Annuity Option C – Joint and Last Survivor Annuity (variable and/or fixed payments)

Number of Annuitants:  two

Length of Payment Period:  For as long as either annuitant lives.

Annuity Payments After Death:  100% of the payment will continue to the surviving annuitant. No payments will continue after the death of both annuitants.

Annuity Option D – Joint and 2/3 Survivor Annuity (variable and/or fixed payments)

Number of Annuitants:  two

Length of Payment Period:  For as long as either annuitant lives.

Annuity Payments After Death:  Two-thirds of the payment will continue to the surviving annuitant. No payments will continue after the death of both annuitants.

Non-Lifetime Contingent Options
Annuity Option E – Period Certain Annuity (variable and/or fixed payments)

Number of Annuitants:  one

Length of Payment Period:  For a specified period no less than five years and no greater than 30 years.

Withdrawal Option/Switch Annuity Option:  If, after you begin receiving payments, you would like to receive all or part of the commuted value of the remaining guaranteed payments under this annuity option at any time, you may elect to receive it in a lump sum or have it applied to another annuity option. If you so elect, your future payments will be adjusted accordingly.

Contingent Deferred Sales Charge:  In most states, we will deduct a contingent deferred sales charge if you apply all or a part of your contract value to this option and the period certain is less than 10 years. If it is permitted in your state, but we do not deduct a contingent deferred sales charge at that time, we will deduct a contingent deferred sales charge if you subsequently request a commuted lump sum payment to yourself or a commuted value to apply to another annuity option. We will waive the contingent deferred sales charge if you commence annuity payments because you have reached the latest permissible annuity payment start date (see (1), (2) and (3) under “The Income Phase – Annuity Payment Start Date”).

Annuity Payments After Death:  When the annuitant dies, if there are remaining guaranteed payments, the beneficiary may elect a lump sum payment equal to the commuted value of the remaining guaranteed annuity payments. We will not deduct a contingent deferred sales charge.

Non-Lifetime Contingent Options
Annuity Option F – Special Income Settlement Agreement (variable and/or fixed payments)

Number of Annuitants:  Determined in accordance with terms agreed upon in writing by both you and us.

Length of Payment Period:  Determined in accordance with terms agreed upon in writing by both you and us.

Withdrawal Option/Switch Annuity Option:  If we agree to pay you a variable annuity payment for a specified period of time under this annuity option, and after you begin receiving payments, you would like to receive all or part of the commuted value of the payments under this annuity option at any time, you may elect to receive it in a lump sum or have it applied to another annuity option. If you so elect, your future payments will be adjusted accordingly.

Contingent Deferred Sales Charge:  In most states, we will deduct a contingent deferred sales charge if you apply all or a part of your contract value to this option and the period certain is less than 10 years. If it is permitted in your state, but we do not deduct a contingent deferred sales charge at that time, we will deduct a contingent deferred sales charge if you subsequently request a commuted lump sum payment to yourself or a commuted value to apply to another annuity option. We will waive the contingent deferred sales charge if you commence annuity payments because you have reached the latest permissible annuity payment start date (see (1), (2) and (3) under “The Income Phase – Annuity Payment Start Date”).

Annuity Payments After Death:  When the annuitant dies, if there are remaining guaranteed payments, the beneficiary may elect a lump sum payment equal to the commuted value of the remaining guaranteed annuity payments. We will not deduct a contingent deferred sales charge.

Death Benefit

Death of Contract Owner During the Accumulation Phase.  If you or the joint owner dies during the accumulation phase, we will pay a death benefit to your primary beneficiary. If the joint owner dies, we will treat the surviving joint owner, if any, as the primary beneficiary. If joint owners die simultaneously, the death benefit will become payable. We will treat any other beneficiary designation on record at the time of death as a contingent beneficiary unless you have changed it in writing.

Your beneficiary may request that the death benefit be paid under one of the death benefit options. If the sole primary beneficiary is your surviving spouse, he or she may elect to become the owner of the contract.

Death Benefit Amount During the Accumulation Phase.  The basic death benefit is the only death benefit available to owners of contracts purchased prior to May 1, 2000. Subject to state availability, if you purchased your contract on or after May 1, 2000, you may select the ratchet death benefit. However, if you are age 80 or over when we issue your contract, the ratchet death benefit is not available.

You select one of the available death benefits when we issue your contract. After we issue your contract, you may not change your death benefit selection.

If you select the ratchet death benefit, you will pay an additional charge. We will automatically pay a death benefit under the basic death benefit unless you have selected the ratchet death benefit.

Adjusted for Any Withdrawals or Less Any Withdrawals.  In this prospectus we describe the formulas we use to determine death benefit amounts. In some formulas we use the language “adjusted for any withdrawals” and in other formulas we use the language “less any withdrawals.” These phrases have different meanings.

Adjusted for Any Withdrawals.  If you take a withdrawal, we adjust your death benefit by using the percentage of contract value withdrawn to lower the death benefit by the same percentage. We use the phrase “adjusted for any withdrawals” to describe this treatment of withdrawals within our formulas. Because this adjustment uses the percent of contract value withdrawn, the reduction will be greater when the value of your contract investment choices is lower due to market performance or other variables.

Less Any Withdrawals.  If you take a withdrawal, we lower your death benefit by subtracting the dollar amount of the withdrawal. We use the phrase “less any withdrawals” to describe this treatment of withdrawals within our formulas.

References to Age.  Age is as of the nearest birthday. For example, age 80 is generally the period of time between age 79 years, 6 months and 1 day and age 80 and 6 months. See “Age.”

Basic Death Benefit.  The death benefit paid will be the amount calculated (and adjusted for any applicable charges) as of the business day we receive proof of death and election of the payment method at our Service Center. The basic death benefit before you or the oldest joint owner reaches age 75 will be the greater of:

1)	your contract value; or

2)	your purchase payments, less any withdrawals and any applicable charges; or

3)	your contract value on the most recent 3 year contract anniversary, plus any subsequent purchase payments, less any subsequent withdrawals, including any applicable charges. Your first contract anniversary is one calendar year from the date we issued your contract.

For contracts issued on or after October 1, 2003, subject to state approval and implementation, the word “less” is replaced with the words “adjusted for.” See “Death Benefit - Adjusted for Any Withdrawals or Less Any Withdrawals.”

After you or the oldest joint owner reaches age 75, the death benefit during the accumulation period will be the greater of:

1)	your contract value; or

2)	your purchase payments, less any withdrawals and any applicable charges; or

3)	your contract value on the most recent 3 year contract anniversary prior to the owner or the oldest joint owner reaching age 75, plus any subsequent purchase payments, less any subsequent withdrawals, including any applicable charges. Your first contract anniversary is one calendar year from the date we issued your contract.

For contracts issued on or after October 1, 2003, subject to state approval and implementation, the word “less” is replaced with the words “adjusted for.” See “Death Benefit - Adjusted for Any Withdrawals or Less Any Withdrawals.”

If the contract is owned by a non-natural person, owner means annuitant for purposes of determining the death benefit amount.

Ratchet Death Benefit.  The death benefit paid will be the amount calculated (and adjusted for any applicable charges) as of the business day we receive proof of death and election of the payment method at our Service Center. If you choose the ratchet death benefit, the death benefit will be the greater of:

1)	your contract value; or

2)	the annual ratchet death benefit amount.

We calculate the annual ratchet death benefit amount as follows:

When we issue your contract, the annual ratchet death benefit is equal to your initial purchase payment. Thereafter, and prior to the date you, or the oldest joint owner or the annuitant if the contract is owned by a non-natural entity reaches age 80, we will calculate the ratchet death benefit:

•	when you make a purchase payment;

•	when you make a partial withdrawal; and

•	on your contract anniversary.

You will increase your ratchet death benefit if you make a purchase payment. If you make a subsequent purchase payment, the annual ratchet death benefit is equal to the most recently calculated annual ratchet death benefit plus the additional purchase payment.

You will decrease your ratchet death benefit if you make a partial withdrawal. If you make a withdrawal, the annual ratchet death benefit is equal to the most recently calculated annual ratchet death benefit, minus an adjustment for the withdrawal. We calculate the adjustment for the withdrawal as follows:

a)	divide the amount withdrawn by the most recent contract value, and

b)	multiply it by the most recent annual ratchet death benefit.

On your contract anniversary, the annual ratchet death benefit is equal to the greater of your contract value or the most recently calculated annual ratchet death benefit.

If you do not make any additional purchase payments or any withdrawals, the annual ratchet death benefit will be the greater of all contract anniversary contract values on or prior to the date we calculate the death benefit.

When you, or the oldest joint owner, or the annuitant if the contract is owned by a non-natural entity, reaches age 80, the death benefit is the greater of:

1)	your contract value; or

2)	the annual ratchet death benefit amount calculated on the contract anniversary just prior to age 80, and adjusted for subsequent purchase payments and/or partial withdrawals in the same manner as described above.

We will deduct a quarterly charge for the ratchet death benefit from the value of the assets in the investment choices. This charge is currently 0.15% on an annual basis of the daily value of the assets invested in the investment choices. We will deduct this charge proportionately from the investment choices you have selected. This charge is guaranteed not to exceed 0.35% if you were age 60 or less when we issued your contract; 0.50% if you were age 61 through age 70 when we issued your contract; or 0.70% if you were age 71 and older when we issued your contract.

Death Benefit Payment Options During the Accumulation Phase. The availability of certain death benefit options may be limited for tax-qualified contracts in order to comply with the required minimum distribution rules.

A beneficiary must elect to receive the death benefit under one of the following options, in the event you die during the accumulation phase.

Option 1 – lump sum payment of the death benefit; or

Option 2 – the payment of the entire death benefit within 5 years of the date of death; or

Option 3 – payment of the death benefit under an annuity option over the lifetime of the beneficiary or over a period not extending beyond the life expectancy of the beneficiary with distribution beginning within 1 year of the date of your death or any joint owner.

Additional Option for a Spouse Who is the Sole Primary Beneficiary.  In addition to options 1, 2 and 3, a surviving spouse who is the sole primary beneficiary under the contract may elect a lump sum payment of the death benefit, apply the death benefit to an annuity option or continue the contract. Generally, if the contract is continued then: 1) the initial value will equal the death benefit amount payable; 2) all applicable contract features and benefits will be in the surviving spouse’s name; and 3) the surviving spouse will exercise all of the contract owner’s rights under the contract. Exceptions are as follows: a) if at the time the owner purchased the contract the surviving spouse was over the maximum contract issue age then the contract cannot be continued; b) if at the time the owner purchased the contract the surviving spouse was over the maximum allowable age for electing a certain feature then the feature is not available for continuance. An election to continue the contract can only be made once while the contract is in effect.

Lump Sum Payment.  If a lump sum payment is requested, we will pay the amount within 7 calendar days after we receive proof of death and election of the payment method at our Service Center unless we are required to suspend or delay payment. Payment to the beneficiary, in any form other than a lump sum, may only be elected during the 60-day period beginning with the date of receipt by us of proof of death.

Beneficiary IRA Election.  Beneficiary, Inherited, Legacy or “Stretch” IRAs are all terms used to describe an IRA that is used exclusively to distribute death proceeds of an IRA or other qualified investment to the beneficiary over that beneficiary’s life expectancy in order to meet the required minimum distribution (RMD) rules. Upon the contract owner’s death under an IRA or other qualified contract, a beneficiary(ies) may generally establish a Beneficiary IRA by either purchasing a new annuity contract or in some circumstances, by electing the Beneficiary IRA payout option under the current contract. Until withdrawn, amounts in a Beneficiary IRA or other qualified contract continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax.

Eligibility Requirements/Restrictions:

If a beneficiary(ies) elects to establish a Beneficiary IRA after the death of the contract owner, the following rules apply:

•

Only certain annuity contracts issued by us or our subsidiary companies can be used to establish a Beneficiary IRA. Additionally, the Beneficiary IRA must satisfy a certain minimum size. Please consult your registered representative for further information.

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For existing annuity contracts with single beneficiaries issued by us or one of our affiliates, the beneficiary will have the option of electing a Beneficiary IRA payout option under the current contract or establishing a Beneficiary IRA by purchasing a new annuity contract issued by us or one of our affiliates. Should the beneficiary decide to elect the Beneficiary IRA payout option under the current contract, any withdrawals in excess of the RMD will not be subject to a contingent deferred sales charge. Should the beneficiary decide to establish a Beneficiary IRA by purchasing a new annuity contract issued by us or one of our affiliates, any withdrawals under that contract in excess of the RMD may be subject to a contingent deferred sales charge as indicated by the terms of the contract purchased.

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For existing annuity contracts with multiple beneficiaries issued by us or one of our affiliates, a beneficiary wishing to establish a Beneficiary IRA funded by an annuity contract issued by us or one of our affiliates, must purchase a new annuity contract. Any withdrawals under that contract in excess of the RMD may be subject to a contingent deferred sales charge as indicated by the terms of the contract purchased.

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If the existing contract was issued by a company other than us or one of our affiliates, those beneficiaries wishing to establish a Beneficiary IRA funded by an annuity contract issued by us or one of our affiliates must purchase a new annuity contract. Any withdrawals under that contract in excess of the RMD may be subject to a contingent deferred sales charge as indicated by the terms of the contract purchased.

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The source of funds to be invested must be from a traditional IRA, SEP IRA, SIMPLE IRA, Beneficiary IRA, TSA, 401(a) or a Qualified Employee Plan (includes Pension Plan, Money Purchase Pension Plan, Profit Sharing Plan, Keogh (HR10), Target Benefit Plan).

•	Joint ownership of a Beneficiary IRA is not allowed.

•	The annuity contract will be titled in the beneficiary’s name as beneficiary for the deceased contract owner.

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Required Minimum Distributions (RMDs) must begin by December 31st of the year following the year of the date of the contract owner’s death and will only be allowed on a quarterly or annual basis. The RMD amount will be calculated based on the beneficiary’s life expectancy and will be withdrawn on a proportional basis from all investment accounts in which funds are invested. If there is a Beneficiary IRA previously established with another carrier and an RMD is required in the current calendar year, we will process the RMD. If however, an RMD is not required in the current calendar year, an RMD will not be processed until the year it is required. Any other distributions taken during the current year will be subject to applicable contingent deferred sales charges as defined in the contract.

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The contract value at time of issue will be equal to either the death benefit that would have been payable to the beneficiary if a lump sum distribution had been elected, or the contract value of an existing Beneficiary IRA that is being transferred to a new MassMutual annuity.

•	Additional contributions cannot be applied to the Beneficiary IRA.

•	All distributions from this contract will be paid to the owner/annuitant.

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Upon the death of the annuitant of the Beneficiary IRA, a death benefit, under the terms of the contract, will be paid to the succeeding beneficiary in a lump sum or over the annuitant’s remaining life expectancy as determined by the applicable IRS table.

•

If a Beneficiary IRA is established with a new annuity contract or as a payout option under the current contract, the following optional features, generally available under certain contracts, are unavailable: MassMutual Lifetime Income Protector, the Guaranteed Minimum Accumulation Benefit, the Guaranteed Minimum Withdrawal Benefit, the Basic Guaranteed Minimum Income Benefit (Basic GMIB) and the Guaranteed Minimum Income Benefits called MassMutual Guaranteed Income Plus 5 (GMIB 5) and MassMutual Guaranteed Income Plus 6 (GMIB 6).

Previously, the GMIB 5 and GMIB 6 were available if a Beneficiary IRA was established with a new annuity contract that offered the GMIB 5 and GMIB 6. If a Beneficiary IRA was established with a new annuity contract and the GMIB 5 or GMIB 6 was elected, the owner of that contract should understand how withdrawals in the contract may affect the feature benefits. For example, RMDs that exceed the current contract year interest earned on the GMIB value will reduce the GMIB value on a pro-rata basis. If a beneficiary established a Beneficiary IRA with a GMIB 5 or GMIB 6, the IRS may take the position that the inclusion of these benefits will not allow the contract to meet the RMD rules in certain instances without a complete surrender of the contract. Even if the RMD rules could be met, the value of either the GMIB 5 or GMIB 6 may be adversely impacted or eliminated if the beneficiary is required to commence RMDs prior to the time the GMIB 5 or GMIB 6 benefit could be exercised.

•	Additional rules may apply. Please consult your registered representative for further information.

•	We have the right to modify, suspend or terminate the Beneficiary IRA program at any time without prior notification.

Beneficiaries should consult a qualified tax advisor for advice prior to establishing a Beneficiary IRA.

Death of Contract Owner During the Income Phase.  If you or the joint owner dies during the income phase, but the annuitant is still alive, we will pay the remaining payments under the annuity option elected at least as rapidly as under the method of distribution in effect at the time of your death.

Death of Annuitant.  If the annuitant, who is not the owner or joint owner, dies during the accumulation phase, you can name a new annuitant subject to our approval. If you do not name an annuitant within 30 days of the death of the annuitant, you will become the annuitant. However, if the owner is a non-natural person we will treat the death of the annuitant as the death of the owner, and you may not name a new annuitant.

Upon the death of the annuitant on or after the annuity date, the death benefit, if any, is as specified in the annuity option elected. We will pay death benefits at least as rapidly as under the method of distribution in effect at the annuitant’s death.

Taxes

We have prepared the following information on federal taxes as a general discussion of the subject. This information is not written or intended as specific tax advice and may not be relied on for purposes of avoiding any federal tax penalties. You should consult a tax adviser about your own circumstances.

Taxation of the Company.  C.M. Life is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (Code). For federal income tax purposes, the separate account is not a separate entity from C.M. Life, and its operations form a part of C.M. Life.

Annuities in General.  Annuity contracts are a means of both setting aside money for future needs – usually retirement – and for providing a mechanism to administer the payout of those funds. Congress recognized how important providing for retirement was and created special rules in the Code for annuities. Simply stated, these rules provide that you will generally not be taxed on the earnings on the money held in your annuity contract until you take the money out. This is referred to as tax deferral.

Diversification.  Code Section 817(h) imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department, adequately diversified. Disqualification of the contract as an annuity contract would result in a loss of tax deferral, meaning the imposition of federal income tax to the owner with respect to earnings under the contract prior to the receipt of payments under the contract. We intend that all investment portfolios underlying the contracts will be managed in such a manner as to comply with these diversification requirements.

Investor Control of Assets.  For variable annuity contracts, tax deferral also depends on the insurance company, and not you, having control of the assets held in the separate accounts. You can transfer among the sub-accounts of the separate account to another but cannot direct the investments each underlying fund makes. If you have too much investor control of the assets supporting the separate account funds, then you will be taxed on the gain in the contract as it is earned rather than when it is withdrawn. The Internal Revenue Service (IRS) has provided some recent guidance on investor control by issuing Revenue Rulings 2003-91 and 2003-92, but some issues remain unclear. One unanswered question is whether an owner will be deemed to own the assets in the contract if the variable contract offers too large a choice of funds in which to invest, and if so, what that number might be. We do not know if the IRS will issue any further guidance on this question. We do not know if any guidance would have a retroactive effect. Consequently, we reserve the right to modify the contract, as necessary, so that you will not be treated as having investor control of the assets held under the separate account.

Non-Qualified Contracts.  If you purchase the annuity contract as an individual and not under any tax-qualified retirement plan, specially sponsored program, or an individual retirement annuity, your contract is referred to as a non-qualified contract.

Qualified Contracts.  If you purchase the contract under a tax-qualified retirement plan, specially sponsored program, or an individual retirement annuity (IRA), your contract is referred to as a qualified contract. Examples of tax-qualified plans include tax-sheltered annuities, IRAs, Roth IRAs, and corporate pension and profit sharing plans which include 401(k) plans and H.R. 10 plans. Qualified plans are subject to various limitations on eligibility, contributions, transferability and distributions based on the type of plan. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. You should consult a tax adviser as to the tax treatment and suitability of such an investment.

Taxation of Non-Qualified Contracts.  You, as the owner of a non-qualified annuity, will generally not be taxed on any increases in the value of your contract until a distribution occurs. There are different rules as to how you are taxed depending on whether the distribution is a withdrawal or an annuity payment.

The Code generally treats any withdrawal 1) allocable to purchase payments made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 and 2) from an annuity contract entered into after August 13, 1982, as first coming from earnings and then from your purchase payments. The withdrawn earnings are subject to tax as ordinary income.

Annuity payments occur as the result of the contract reaching its annuity start date. A portion of each annuity payment is treated as a partial return of your purchase payments and is not taxed. The remaining portion of the annuity payment is treated as ordinary income. The annuity payment is divided between these taxable and non-taxable portions based on the calculation of an exclusion amount. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the contract (adjusted for any period certain or refund feature) bears to the expected return under the contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Annuity payments received after you have recovered all of your purchase payments are fully taxable.

The Code also provides that any amount received (both annuity payments and withdrawals) under an annuity contract which is included in income may be subject to a tax penalty. The amount of the penalty is an additional tax equal to 10% of the amount that is includible in income. Some withdrawals will be exempt from the penalty. They include any amounts:

1)	paid on or after you reach age 59 1/2;

2)	paid to your beneficiary after you die;

3)	paid if you become totally disabled (as that term is defined in the Code);

4)	paid in a series of substantially equal periodic payments made annually (or more frequently) for your life or life expectancy or for the joint lives or joint life expectancies of you and your designated beneficiary;

5)	paid under an immediate annuity; or

6)	which come from purchase payments made before 8/14/1982.

With respect to (4) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% tax penalty), but for the exception, plus interest for the tax years in which the exception was used. The rules governing substantially equal periodic payments are complex. You should consult a tax adviser for more specific information.

The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. This rule does not apply to immediate annuities.

Annuity contracts issued after April 22, 1987 that are transferred for less than full and adequate consideration (including gifts) are subject to tax to the extent of gain in the contract. This does not apply to transfers between spouses or certain transfers incident to a divorce under Code Section 1041.

Distributions After Death of Owner.  In order to be treated as an annuity contract for federal income tax purposes, Code Section 72(s) requires any non-qualified contract to contain certain provisions specifying how your interest in the contract will be distributed in the event of the death of an owner of the contract. Specifically, Code Section 72(s) requires that a) if any owner dies on or after the annuity start date, but prior to the time the entire interest in the contract has been distributed, the entire interest in the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such owner’s death; and b) if any owner dies prior to the annuity start date, the entire interest in the contract will be distributed within five years after the date of such owner’s death. These requirements will be considered satisfied as to any portion of an owner’s interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the owner’s death. The designated beneficiary refers to a natural person designated by the owner as a beneficiary and to whom ownership of the contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased owner, the contract may be continued with the surviving spouse as the new owner. The non-qualified contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Taxation of Qualified Contracts.  If you have no cost basis for your interest in a qualified contract, the full amount of any distribution is taxable to you as ordinary income. If you do have a cost basis for all or some of your interest, a portion of the distribution is taxable, generally based on the ratio of your cost basis to your total contract value. Special tax rules may be available for certain distributions from a qualified plan.

Code Section 72(t) imposes a 10% penalty tax on the taxable portion of any distribution from tax-qualified retirement plans, including contracts issued and qualified under Code Sections 401 (Pension and Profit Sharing Plans), 403 (Tax-Sheltered Annuities), 408 (IRAs), and 408A (Roth IRAs). Exceptions from the penalty tax are as follows:

1)	distributions made on or after you reach age 59 1/2;

2)	distributions made after your death;

3)	distributions made that are attributable to the employee being disabled as defined in the Code;

4)	after severance from employment, distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary (in applying this exception to distributions from IRAs, a severance of employment is not required);

5)	distributions made after severance from employment if you have reached age 55 (not applicable to distributions from IRAs);

6)	distributions made to you up to the amount allowable as a deduction to you under Code Section 213 for amounts you paid during the taxable year for medical care;

7)	distributions made on account of an IRS levy made on a tax-qualified retirement plan or IRA;

8)	distributions made to an alternate payee pursuant to a qualified domestic relations order (not applicable to distributions from IRAs);

9)	distributions from an IRA for the purchase of medical insurance (as described in Code Section 213(d)(1)(D)) for you and your spouse and dependents if you received unemployment compensation for at least 12 weeks and have not been re-employed for at least 60 days;

10)	certain qualified reservist distributions;

11)	distributions from an IRA to the extent they do not exceed your qualified higher education expenses (as defined in Code Section 72(t)(7)) for the taxable year; and

12)	distributions from an IRA which are qualified first-time homebuyer distributions (as defined in Code Section 72(t)(8)).

With respect to (4) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used. The IRS has indicated that a modification will occur if, after the first valuation date there is i) any addition to the account balance other than gains or losses, ii) any nontaxable transfer of a portion of the account balance to another retirement plan, or iii) a rollover by the taxpayer of the amount received resulting in such amount not being taxable. The rules governing substantially equal periodic payments are complex. You should consult a tax adviser or IRS Revenue Ruling 2002-62 for more specific information.

Tax-Sheltered Annuities Taxation and Withdrawal Restrictions.  Recently issued IRS regulations make significant changes to the requirements that must be met in order for a tax-sheltered annuity (TSA) plan to qualify under Code Section 403(b). Effective January 1, 2009, all TSA plans must have a written plan document which specifies the requirements that each contract must meet in order to be qualified under the plan. In addition, the document must provide a list of the providers and contracts that are permitted to be purchased by TSA plan participants under the plan. TSA plan participants should be aware that if a TSA plan removes the provider or specific contract type that the TSA plan participant owns from its approved list, the TSA plan participant may be restricted from making further salary reduction contributions into that contract. TSA plans also have the right to restrict the ability to take loans and hardship withdrawals from a TSA contract. Because a plan participant may own more than one TSA contract, before we process a transaction we may require the TSA plan to approve the transaction to ensure that rules regarding loans, hardships and distribution restrictions are met. TSA plan participants should contact their individual TSA plan to determine the specific rules that apply to them.

The IRS regulations also make significant changes to Revenue Ruling 90-24 exchanges or transfers. Under the regulations an exchange may only be done when the TSA plan allows TSA exchanges under its plan and the provider of the new TSA contract agrees to share information with the TSA plan to ensure that the requirements of the TSA plan are met. Given this restriction, before a TSA exchange is processed, the TSA plan is required to approve the transaction or provide a list of vendors for which it has an information sharing agreement (ISA). Additionally, because most of the regulations were not effective until 2009, there was great uncertainty about their application to contract exchanges that took place between September 24, 2007 and January 1, 2009. Because of this uncertainty, it is possible that an exchange that took place prior to January 1, 2009 caused a TSA plan participant to incur taxation on the value of the contract. However, it is also possible that such an exchange did not have adverse tax consequences. If a TSA plan participant exchanged a contract to a TSA contract with a provider that does not have an ISA with the TSA plan, the participant had until July 1, 2009 to avoid adverse tax consequences by exchanging the contract for a TSA contract with which the TSA plan does have an ISA.

The Code limits the withdrawal of purchase payments made by TSA plan participants through salary reductions from certain TSAs. Withdrawals of salary reduction amounts and their earnings can be made when a TSA plan participant:

1)	reaches age 59 1/2;

2)	has a severance from employment;

3)	dies;

4)	becomes disabled, as that term is defined in the Code; or

5)	the TSA plan terminates (starting 1/1/2009).

In the case of hardship, the TSA plan participant can only withdraw the purchase payments and not any earnings. The TSA plan participant is required to suspend salary reduction contributions to any other TSA contract for a six-month period following the date of hardship distribution.

TSA contract value as of December 31, 1988 and contract amounts attributable to service with a former employer are not subject to these restrictions. Additionally, return of excess contributions or amounts paid to a spouse as a result of a qualified domestic relations order are not subject to these restrictions.

TSA contracts issued January 1, 2009 and after are subject to distribution restrictions on employer contributions. These restrictions are determined by the TSA plan and can be based on criteria such as completing years of service or attaining a stated age.

Withdrawal Restrictions – Governmental 457(b) Deferred Compensation Contract.  Amounts may not be paid to a participant of a governmental 457(b) deferred compensation plan prior to the participant’s:

•	attainment of age 70 1/2;

•	severance from employment;

•	incurring an unforeseeable emergency; or

•	compliance with a qualified domestic relations order (QDRO).

In certain circumstances, amounts may also be distributed upon termination of the deferred compensation plan or if the contract contains $5,000 or less, as provided by the plan.

Governmental 457(b) deferred compensation plans are subject to the required minimum distribution rules of Code Section 401(a)(9). The sections of this prospectus and the statement of additional information related to qualified contracts contain more detailed information regarding these rules.

Required Distributions.  For non-qualified contracts, the Code provides that a contract will not be treated as an annuity for federal tax purposes unless it contains specific distribution provisions to apply upon the contract owner’s death. Generally the rules provide that if the owner dies after payments have begun, the remaining interest in the contract will be distributed at least as rapidly as the method in effect at the owner’s death. If the owner dies before payments have begun, the remaining interest will be distributed within 5 years or over the life of the designated beneficiary. We will administer the contract in order to comply with these rules.

For qualified contracts, distributions generally must begin no later than April 1st of the calendar year following the later of a) the year in which you attain age 70 1/2 or b) the calendar year in which you retire. The date set forth in (b) does not apply to an IRA. Required distributions generally must be over a period not exceeding your life or life expectancy or the joint lives or joint life expectancies of you and your designated beneficiary. Upon your death, additional distribution requirements are imposed. If your death occurs after your required beginning date, distributions must be made at least as rapidly as under the method in effect at the time of your death. If your death occurs before your required beginning date, the remaining interest must be distributed within 5 years or over the life or life expectancy of the designated beneficiary. If required minimum distributions are not made, a 50% penalty tax is imposed on the amount that should have been distributed.

The Regulations under Code Section 401(a)(9) include a provision that could increase the dollar amount of required minimum distributions for individuals who fund their IRA or tax-qualified retirement plan with an annuity contract. During the accumulation phase of the annuity contract, Treasury Regulations Section 1.401(a)(9)-6, Q&A-12 requires that individuals add the actuarial present value of any additional benefits provided under the annuity (such as certain living or death benefits) to the dollar amount credited to the owner or beneficiary under the contract in order to determine the fair market value of the contract. A larger fair market value will result in the calculation of a higher required minimum distribution amount. You should consult a tax adviser to determine how this may impact your specific circumstances.

On December 23, 2008, President Bush signed the Worker, Retiree, and Employer Recovery Act of 2008. This new legislation allows many qualified plan participants, IRA owners, and beneficiaries under these plans the option to suspend or not take their 2009 required minimum distribution (RMD). The RMD relief does not apply to defined benefit plans and IRAs funded with immediate annuities. Additionally the relief does not apply to RMDs for the 2008 tax year. If 2008 is the first year of your minimum distribution and you delayed taking one until April 1, 2009, you are still required to receive that RMD amount. The RMD relief also does not apply to the 2010 tax year. If 2009 is the first year of your minimum distribution a distribution does not need to be taken by April 1, 2010 but a RMD is required to be taken for 2010 by December 31, 2010.

Since the suspension of RMD payments in 2009 is optional, we will continue all active systematic RMD programs unless otherwise requested by the owner or financial professional.

RMD distributions for 2009 that have already been received may be eligible to be rolled over to another eligible retirement plan including an IRA. However, distributions from a qualified plan that are no longer RMD payments based on the new legislation may not be eligible to be rolled over if they are part of a series of substantially equal periodic payments for life or for a specific period of ten or more years. Additionally IRA owners are only allowed one rollover per year and it must be accomplished within 60 days of receiving the eligible rollover payment.

Section 1035 Tax Free Exchanges.  Code Section 1035 provides that a life insurance, endowment, or annuity contract may be exchanged for an annuity contract on a tax free basis. When this type of exchange occurs, the gain in the original contract is preserved in the new contract by transferring the cost basis under the original contract to the new contract. The IRS has provided guidance that the partial exchange of an annuity contract for another annuity contract will be tax free if no distribution is taken from either contract for a period of one year after the exchange. According to the guidance, if a distribution takes place from one of the contracts within the one year timeframe the original exchange will be treated as a failed 1035 exchange and the amount transferred will be treated as a taxable distribution. Several exceptions are provided that would allow a distribution within the one year timeframe and still allow the original exchange to be treated as a good 1035 exchange. These include becoming disabled or turning age 59 1/2 between the time of the exchange and the distribution. You should consult a tax adviser before entering into any 1035 exchange.

Beginning January 1, 2010, the Pension Protection Act of 2006 permits the exchange of an annuity contract for a qualified long-term care contract to qualify as a tax free 1035 exchange. However, if an annuity contract has entered the income phase, there is uncertainty and a lack of guidance regarding whether the exchange can qualify. Therefore, if an annuity contract has entered the income phase and the contract or the resulting payments are exchanged for a qualified long-term care contract, we will not treat that as a tax free 1035 exchange.

Income Tax Reporting and Withholding.  Federal law requires that we file an information return on Form 1099-R with the IRS (with a copy to you) reporting any taxable amounts paid to you under the annuity contract. By January 31st of the calendar year following the year of any payment(s), we will issue the Form 1099-R to the owner of the annuity contract. Following the death of the owner the Form 1099-R will be sent to each beneficiary who receives a payment under the contract.

The portion of any distribution that is includible in the gross income of the owner is subject to federal income tax withholding. The amount of the withholding depends on the type of distribution. Withholding for periodic payments is at the same rate as wages and at the rate of 10% from non-periodic payments. However, the owner, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate (but not lower). Distributions from certain retirement plans, excluding IRAs, that are not directly rolled over to another eligible retirement plan or IRA, are subject to a mandatory 20% withholding. The 20% withholding requirement generally does not apply to a) a series of substantially equal payments made at least annually for i) the life or life expectancy of the owner, or joint and last survivor expectancy of the owner and a designated beneficiary, or ii) for a specified period of 10 years or more, or b) distributions which are required minimum distributions. You should consult a tax adviser regarding withholding requirements.

Non-Resident Aliens.  Generally, a pre-death distribution from a contract to a non-resident alien is subject to federal tax withholding at a rate of 30% of the amount of income that is distributed. A non-resident alien is a person who is neither a citizen, nor a resident, of the United States of America (U.S.). We are required to withhold the tax and send it to the IRS. Some distributions to non-resident aliens may be subject to a lower (or no) tax if a treaty applies. In order to obtain the benefits of such a treaty, the non-resident alien must claim the treaty benefit on Form W-8BEN, providing us with 1) proof of residency (in accordance with IRS requirements), and 2) a U.S. individual taxpayer identification number. If the non-resident alien does not meet the above conditions, we will withhold 30% of the income from the distribution.

Same-Sex Marriage.  Certain states treat individuals in a same-sex marriage, civil union or domestic partnership as spouses for purposes of state law. However, current federal income tax law only recognizes spouses if they are married individuals of the opposite sex. Consequently, certain transactions such as a change of ownership or continuation of the contract after death will be reported as taxable if the individuals involved in the transaction are of the same sex, despite their treatment as spouses under state law. You should consult a tax adviser to determine proper federal and state tax treatment of any of the transactions described above.

Non-Natural Owner.  When a non-qualified contract is owned by a non-natural person (e.g., a corporation, limited liability company, partnership or certain other entities) the contract will generally not be treated as an annuity for tax purposes. This treatment is not generally applied to a contract held by a trust or other entity as an agent for a natural person. This treatment also does not apply to a contract that qualifies as an immediate annuity. Before purchasing a contract to be owned by a non-natural person or changing ownership on an existing contract that will result in it being owned by a non-natural person, you should consult a tax adviser to determine the tax impact.

State versus Federal Tax.  On June 7, 2001, President Bush signed into law the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA). Some of EGTRRA’s provisions include increased contribution limits for tax-qualified retirement plans, catch-up contribution limits for eligible participants and enhanced rollover opportunities. It is important to note that some states do not automatically conform their state income tax codes to reflect changes to the federal income tax code. Consequently, these states will not follow the provisions enacted by EGTRRA until they conform their income tax codes to the federal code. This nonconformity may result in state income tax consequences to participants of qualified retirement arrangements. Accordingly, participants of qualified retirement arrangements should consult a tax adviser to determine whether any adverse state income tax consequences would result from their compliance with EGTRRA’s provisions.

Other Information

Terminal Illness Benefit

In most states, you may elect to receive payment under your Terminal Illness Benefit. We will require written proof that you are terminally ill and not expected to live more than 12 months. This proof will include certification by a licensed medical practitioner performing within the scope of his/her license. You may not be the licensed medical practitioner, nor can the medical practitioner be your parent, spouse or child.

We will determine the amount of payment when we receive your written request. The Terminal Illness Benefit will equal the death benefit we would pay out on your contract. Payment of the Terminal Illness Benefit will terminate the contract. If joint owners are named, we will use the age of the oldest to determine the Terminal Illness Benefit. If the contract is owned by a non-natural person, the Terminal Illness Benefit applies to the annuitant.

Distribution

The contracts were sold by both registered representatives of MML Investors Services, Inc. (MMLISI), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors, LLC (MML Distributors), a subsidiary of MassMutual. Pursuant to separate underwriting agreements with C.M. Life and the separate account, MMLISI serves as principal underwriter of the contracts sold by its registered representatives and MML Distributors serves as principal underwriter of the contracts sold by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors.

Both MMLISI and MML Distributors are registered with the Securities and Exchange Commission as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (FINRA). Commissions for sales of the contract by MMLISI registered representatives are paid on behalf of MMLISI to its registered representatives. Commissions for sales of the contract by registered representatives of other broker-dealers are paid on behalf of MML Distributors to those broker-dealers. MMLISI and MML Distributors also receive compensation for their actions as principal underwriters of the contracts.

Additional Compensation Paid to MMLISI.  Most MMLISI registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency. Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips. Sales of this contract may help these registered representatives and their supervisors qualify for such benefits.

Additional Compensation Paid to Certain Broker-Dealers.  We and MML Distributors make additional commission payments to certain broker-dealers in the form of asset-based payments and sales-based payments. We also make cash payments and non-cash payments to certain broker-dealers. The asset-based and sales-based payments are made to participate in those broker-dealers’ preferred provider programs or marketing support programs, or to otherwise promote this contract. Asset-based payments are based on the value of the assets in the MassMutual contracts sold by that broker-dealer. Sales-based payments are paid on each sale of the contract and each subsequent purchase payment applied to the contract. Cash payments are made to attend sales conferences and educational seminars sponsored by certain broker-dealers. Non-cash payments include various promotional items. The total compensation paid for the sale of this contract, including commissions and cash payments, may range up to 8.0% of purchase payments made to a contract and/or 1.50% of contract value annually. For a list of the broker-dealers to whom we currently pay additional compensation for selling this contract, visit www.massmutual.com/legal/compagreements or call our Service Center at the number shown on page 1 of this prospectus.

The additional compensation arrangements described in the preceding paragraphs are not offered to all broker-dealers and the terms of such arrangements may differ among broker-dealers. Some broker-dealers may receive two or more of these payments. Such payments may give us greater access to the registered representatives of the broker-dealers that receive such compensation or may influence the way that a broker-dealer markets the contract. Any such compensation will be paid by MML Distributors or us and will not result in any additional direct charge to you.

The additional compensation arrangements may provide a registered representative with an incentive to sell this contract over other available variable annuity contracts whose issuers do not provide such compensation or who provide lower levels of such compensation. You may want to take these compensation arrangements into account when evaluating any recommendations regarding this contract. You may contact your broker-dealer or registered representative to find out more information about the compensation they may receive in connection with your purchase of a contract.

We intend to recoup a portion of the cash and non-cash compensation payments that we make through the assessment of certain charges described in this prospectus, including the contingent deferred sales charge. We may also use some of the 12b-1 distribution fee payments and other payments that we receive from certain funds to help us make these cash and non-cash payments.

Special Arrangements

For certain group or sponsored arrangements there may be expense savings that could be passed on to the customer because our cost for sales, administration, and mortality generally vary with the size of the customer. We will consider factors such as the size of the group, the nature of the sale, the expected purchase payment volume, and other factors we consider significant in determining whether to reduce charges. Subject to applicable state laws and regulations, we reserve the right to reduce the mortality and expense risk charge, the administrative charge, the annual contract maintenance charge or any other charge that is appropriate to reflect any expense savings. We will make any reductions according to our rules in effect when an application for a contract is approved. We may change these rules from time to time. Any reduction in charges will reflect differences in costs or services, and will not be unfairly discriminatory.

We reserve the right to modify or terminate this arrangement.

Assignment

You can assign the contract at any time during your lifetime. We will not be bound by the assignment until we receive written notice of the assignment. We will not be liable for any payment or other action we take in accordance with the contract before we receive notice of the assignment. You may be subject to tax consequences if you assign your contract.

If the contract is issued pursuant to a qualified plan, there may be limitations on your ability to assign the contract. If you assign your contract, your rights may only be exercised with the consent of the assignee of record.

Voting Rights

We are the legal owner of the fund shares. However, when a fund solicits proxies in conjunction with a vote of shareholders, it is required to obtain from you and other owners, instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares, for which we have not received voting instructions, in proportion to those instructions. This will also include any shares that we own on our own behalf. This may result in a small number of contract owners controlling the outcome of the vote. If we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

During the accumulation phase of your contract and while the annuitant is living, we determine the number of shares you may vote by dividing your contract value in each fund, if any, by $100. Fractional shares are counted. During the income phase or after the annuitant dies, we determine the number of shares you may vote based on our liability for future variable monthly annuity payments.

Changes to the Contract

We reserve the right to amend the contract to meet the requirements of applicable federal or state laws or regulations, or as otherwise provided in the contract. We will notify you by written notice of such amendments.

Suspension of Payments or Transfers

We may be required to suspend or postpone payments for withdrawals or transfers from the funds for any period when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings); or

•	trading on the New York Stock Exchange is restricted;

•	an emergency exists as a result of which disposal of shares of the funds is not reasonably practicable or we cannot reasonably value the shares of the funds;

•	during any other period when the Securities and Exchange Commission, by order, so permits for your protection.

We reserve the right to defer payment for a withdrawal from The Fixed Account for the period permitted by law but not for more than six months.

Termination of Contract

We will terminate your contract upon the occurrence of any of the following events: 1) the date of the last annuity payment; 2) the date payment is made of the entire contract value; 3) the date of the last payment upon death to the last beneficiary; or 4) the date your contract is returned under the right to examine contract provision.

Anti-Money Laundering

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a contract owner’s ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.

Legal Proceedings

C.M. Life Insurance Company (C.M. Life) is involved in litigation arising in and out of the normal course of business, which seek both compensatory and punitive damages. While C.M. Life is not aware of any actions or allegations that should reasonably give rise to a material adverse impact to C.M. Life’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management that the ultimate resolution of these matters will not materially impact C.M. Life’s financial position or liquidity. However, the outcome of a particular proceeding may be material to C.M. Life’s operating results for a particular period depending upon, among other factors, the size of the loss or liability and the level of C.M. Life’s income for the period.

C.M. Life and Massachusetts Mutual Life Insurance Company, together with numerous other defendants, were named in an adversary proceeding in the Enron bankruptcy. In 2008, this matter was resolved between the parties with no additional adverse impact to C.M. Life.

In 2005, C.M. Life received final approval of a nationwide class action settlement involving alleged insurance sales practices claims. In 2006, all appeals to this settlement were resolved. The settlement class included all policyholders, with certain limited exceptions, who have or had an ownership interest in permanent life policies or term life policies issued between January 1, 1983 and December 31, 2003. Through December 31, 2009, C.M. Life had paid $41 million resulting from this settlement.

C.M. Life is subject to governmental and administrative proceedings and regulatory inquiries, examinations and investigations in the ordinary course of its business. In connection with regulatory inquiries, examinations and investigations, C.M. Life has been contacted by various regulatory agencies including among others, the Securities and Exchange Commission, U.S. Department of Labor, and various state insurance departments and state attorneys general. C.M. Life has cooperated fully with these regulatory agencies with regard to their inquiries, examinations and investigations and has responded to information requests and comments.

Recent market volatility in the financial services industry has contributed to increased scrutiny of the entire financial services industry. Therefore, C.M. Life believes that it is reasonable to expect that proceedings, regulatory inquiries, examinations and investigations into the insurance and financial services industries will continue for the foreseeable future and may result in new industry-wide legislation, rules, and regulations that could significantly affect the insurance and financial services industries as a whole. It is the opinion of management that the ultimate resolution of these regulatory inquiries, examinations and investigations will not materially impact C.M. Life’s financial position or liquidity. The outcome of a particular matter may be material to C.M. Life’s operating results for a particular period depending upon, among other factors, the financial impact of the matter and the level of C.M. Life’s income for the period.

Financial Statements

We have included our company statutory financial statements and those of the separate account in the Statement of Additional Information.

Additional Information

For further information about the contract, you may obtain a Statement of Additional Information. You can call the telephone number indicated on the cover page or you can write to us. For your convenience we have included a form for that purpose.

The Table of Contents of this statement is as follows:

1)	Company

2)	Custodian

3)	Assignment of Contract

4)	Distribution and Administration

5)	Purchase of Securities Being Offered

6)	Accumulation Units and Unit Value

7)	Transfers During the Income Phase

8)	Payment of Death Benefit

9)	Annuity Payments

10)	Federal Tax Matters

11)	Experts

12)	Financial Statements

[THIS PAGE INTENTIONALLY LEFT BLANK]

To:	MassMutual Financial Group

Document Management Services - Annuities W360

P.O. Box 9067

Springfield, MA 01102-9067

Please send me the Statement of Additional Information for C.M. Life’s Panorama Premier (AN2000SAI).

Name

Address

City	State	Zip

Telephone

[THIS PAGE INTENTIONALLY LEFT BLANK]

Appendix A

Condensed Financial Information

The following schedules include accumulation unit values for the periods indicated. We have extracted this data from the separate account’s audited financial statements. You should read this information in conjunction with the separate account’s audited financial statements and related notes that are included in the Statement of Additional Information.

Accumulation Unit Values

Sub-Account	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000	Value at Inception Date
AIM V.I. Financial Services(p)	$5.92	$4.71	$11.77	$15.35	$13.37	$12.80	$11.94	$9.35	$11.14	$12.53	$10.00	(e)
AIM V.I. Global Health Care(q)	11.71	9.30	13.22	11.99	11.55	10.83	10.21	8.10	10.88	12.62	10.00	(e)
AIM V.I. Technology(r)	2.75	1.77	3.23	3.05	2.80	2.77	2.69	1.88	3.58	6.70	10.00	(e)
Calvert Social Balanced	—	—	—	—	9.95	9.55	8.94	7.60	8.77	9.56	10.00	(e)
Fidelity VIP Contrafund	17.72	13.24	23.36	20.15	18.29	15.86	13.93	10.99	12.30	14.21	10.00	(b)
Fidelity VIP Growth Opportunities	—	—	—	—	7.83	7.29	6.90	5.40	7.01	8.31	10.00	(d)
ING Clarion Global Real Estate	9.34	7.10	10.08	12.22	—	—	—	—	—	—	10.00	(h)
Janus Aspen Balanced	—	—	—	—	10.69	10.05	9.39	8.35	9.05	9.62	10.00	(e)
MFS Investors Trust	—	—	—	—	9.34	8.82	8.04	6.67	8.56	10.33	10.00	(d)
MFS New Discovery	—	—	—	—	13.92	13.41	12.77	—	—	—	10.00	(g)
MML Aggressive Allocation	8.97	6.79	—	—	—	—	—	—	—	—	10.00	(j)
MML AllianceBernstein Small/Mid Cap Value	14.09	10.01	16.46	20.44	17.29	16.12	13.21	—	—	—	10.00	(g)
MML American Century Income & Growth	11.36	9.76	15.17	15.51	13.43	13.01	11.68	9.16	11.52	12.74	10.00	(b)
MML American Century Mid Cap Value	16.07	12.51	16.80	17.44	15.13	14.61	12.96	10.19	11.83	10.63	10.00	(d)
MML Babson Blend	10.05	8.46	11.10	10.63	9.64	9.34	8.72	7.45	8.53	9.18	10.00	(c)
MML Babson Enhanced Index Core Equity	9.01	7.36	11.91	11.56	10.09	9.70	8.87	7.08	9.17	—	10.00	(f)
MML Babson Inflation-Protected and Income	11.88	10.84	11.49	10.84	10.89	10.86	10.37	—	—	—	10.00	(g)
MML Babson Managed Bond (Service Class)	10.71	—	—	—	—	—	—	—	—	—	10.00	(k)
MML Balanced Allocation	9.49	7.79	—	—	—	—	—	—	—	—	10.00	(j)
MML Capital Guardian Asset Allocation	11.77	10.20	14.85	14.89	13.33	12.39	11.59	—	—	—	10.00	(g)
MML Capital Guardian Growth & Income	11.29	8.97	15.18	15.45	14.23	13.64	12.53	—	—	—	10.00	(g)
MML Conservative Allocation	9.81	8.21	—	—	—	—	—	—	—	—	10.00	(j)
MML Davis Large Cap Value	9.64	7.48	12.50	12.16	10.79	10.02	9.08	7.11	8.61	9.82	10.00	(e)
MML Emerging Growth	4.21	3.81	6.65	5.72	5.51	5.53	4.89	3.40	6.00	7.28	10.00	(e)
MML Equity Index	8.20	6.59	10.65	10.27	9.04	8.77	8.05	6.37	8.34	9.64	10.00	(c)
MML Growth Allocation	9.14	7.15	—	—	—	—	—	—	—	—	10.00	(j)
MML Legg Mason Concentrated Growth	7.41	5.26	13.28	11.69	11.20	10.06	8.63	7.26	8.73	11.31	10.00	(d)
MML MFS® Global	7.31	5.62	10.04	9.82	8.86	8.49	8.22	6.72	9.15	11.96	10.00	(d)
MML Moderate Allocation	9.42	7.59	—	—	—	—	—	—	—	—	10.00	(j)
MML Money Market	9.92	10.05	—	—	—	—	—	—	—	—	10.00	(j)
MML NASDAQ-100®	4.20	2.77	4.82	4.12	3.91	3.92	3.60	2.46	3.99	6.05	10.00	(e)

Sub-Account	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000	Value at Inception Date
MML Oppenheimer Small Cap Equity	$13.77	$10.22	$16.79	$17.23	$15.81	$16.07	$14.00	$10.82	$12.44	$12.21	$10.00	(b)
MML Oppenheimer Small Company Opportunities(l)	10.13	11.14	18.71	20.42	17.94	16.40	13.99	9.97	10.80	—	10.00	(f)
MML Oppenheimer/Bernstein Equity(s)	7.75	6.01	10.44	10.18	8.75	8.60	7.53	5.99	7.55	8.98	10.00	(c)
MML Rainier Large Cap Growth	7.13	5.48	9.40	8.39	8.12	7.79	7.65	5.84	8.49	10.46	10.00	(d)
MML Small Cap Index	13.93	11.32	16.73	17.06	15.02	14.61	12.58	8.71	11.12	11.05	10.00	(d)
MML T. Rowe Price Blue Chip Growth	12.80	9.12	16.07	14.47	13.40	12.83	11.97	—	—	—	10.00	(g)
MML T. Rowe Price Equity Income	13.19	10.68	16.88	16.60	14.14	13.80	12.18	—	—	—	10.00	(g)
MML T. Rowe Price Growth Equity(m)	5.11	4.68	8.29	8.05	8.01	7.82	7.56	6.24	8.76	11.88	10.00	(d)
MML T. Rowe Price Mid-Cap Growth	23.69	16.53	28.03	24.32	23.10	20.42	17.50	12.82	16.51	16.90	10.00	(b)
MML Templeton Foreign	11.79	9.25	15.91	14.22	11.68	10.75	9.20	7.05	8.78	10.60	10.00	(d)
MML W&R/Wellington Small Cap Growth Equity	15.17	11.12	18.34	16.97	15.77	14.34	12.84	8.76	11.99	13.94	10.00	(c)
Oppenheimer Balanced(n)	9.13	7.60	13.63	13.32	12.15	11.86	10.92	8.87	10.03	9.96	10.00	(e)
Oppenheimer Capital Appreciation	10.00	7.02	13.06	11.61	10.90	10.52	9.98	7.73	10.71	12.43	10.00	(d)
Oppenheimer Core Bond(n)	10.48	9.69	16.13	15.67	15.09	14.92	14.34	13.62	12.66	11.91	10.00	(a)
Oppenheimer Global Securities	17.31	12.56	21.29	20.31	17.50	15.53	13.21	9.37	12.20	14.07	10.00	(d)
Oppenheimer High Income(n)	3.39	2.74	13.04	13.24	12.27	12.16	11.31	9.26	9.62	9.56	10.00	(d)
Oppenheimer International Growth	20.94	15.25	26.96	24.28	18.83	16.74	14.40	9.73	13.80	18.49	10.00	(a)
Oppenheimer Main Street	8.67	6.85	11.30	10.97	9.67	9.25	8.57	6.86	8.57	9.67	10.00	(d)
Oppenheimer MidCap(t)	6.92	5.29	10.54	10.05	9.90	8.94	7.57	6.11	8.58	12.66	10.00	(d)
Oppenheimer Money(i)	13.32	13.47	13.29	12.84	12.43	12.25	12.31	12.38	12.37	12.08	10.00	(a)
Oppenheimer Strategic Bond(u)	16.37	13.97	16.51	15.27	14.40	14.23	13.28	11.40	10.76	10.41	10.00	(d)
Panorama Growth	11.53	9.05	14.90	14.42	12.75	12.15	11.28	9.02	11.29	12.81	10.00	(a)
Panorama Total Return	10.97	9.29	15.35	14.71	13.35	12.92	11.97	10.03	11.89	12.95	10.00	(a)
PIMCO CommodityRealReturn Strategy	8.83	6.32	11.42	9.40	—	—	—	—	—	—	10.00	(h)
Scudder VIT EAFE Equity Index	—	—	—	—	—	7.76	6.61	5.03	6.50	8.75	10.00	(e)

Accumulation Units Outstanding

Sub-Account	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000
AIM V.I. Financial Services(e),(p)	170,861	214,966	280,082	352,568	444,104	564,056	646,429	702,787	689,620	386,527
AIM V.I. Global Health Care(e),(q)	388,182	498,867	679,529	871,732	1,122,979	1,385,777	1,609,493	1,688,594	1,590,356	1,006,228
AIM V.I. Technology(e),(r)	944,861	983,085	1,470,082	1,809,045	2,275,321	2,783,106	3,314,898	3,065,438	2,896,871	1,705,036
Calvert Social Balanced(e)	—	—	—	—	385,055	497,980	501,755	464,953	338,039	174,782
Fidelity VIP Contrafund(b)	3,100,460	3,893,076	5,239,298	6,634,486	7,907,561	8,651,129	9,133,624	9,579,270	9,975,086	10,146,607
Fidelity VIP Growth Opportunities(d)	—	—	—	—	1,374,481	1,663,218	1,874,859	2,009,816	2,261,297	2,068,413
ING Clarion Global Real Estate(h)	68,787	87,744	103,504	146,418	—	—	—	—	—	—
Janus Aspen Balanced(e)	—	—	—	—	2,604,419	3,156,274	4,185,035	4,621,445	2,929,650	1,006,340
MFS Investors Trust(d)	—	—	—	—	920,879	1,132,848	1,361,758	1,611,387	1,812,430	1,522,150
MFS New Discovery(g)	—	—	—	—	70,042	74,806	45,322	—	—	—
MML Aggressive Allocation(j)	127,298	84,803	—	—	—	—	—	—	—	—
MML AllianceBernstein Small/Mid Cap Value(g)	321,225	393,000	574,395	825,184	783,559	561,001	149,432	—	—	—
MML American Century Income & Growth(b)	1,879,347	2,351,792	3,320,900	4,447,676	5,779,530	7,077,273	8,171,398	8,955,458	9,614,674	9,703,996
MML American Century Mid Cap Value(d)	1,497,014	2,002,779	2,872,412	3,651,894	4,582,185	5,196,455	5,410,372	5,365,944	3,554,590	1,349,515
MML Babson Blend(c)	2,909,749	3,730,347	4,886,838	6,214,108	4,990,270	6,195,465	6,851,539	7,234,095	7,791,658	8,137,139
MML Babson Enhanced Index Core Equity(f)	388,103	453,687	601,002	809,119	156,483	153,989	143,088	69,068	29,675	—
MML Babson Inflation-Protected and Income(g)	733,931	817,123	935,433	1,054,548	1,419,974	1,311,849	555,024	—	—	—
MML Babson Managed Bond (Service Class)(k)	143,107	—	—	—	—	—	—	—	—	—
MML Balanced Allocation(j)	145,783	87,521	—	—	—	—	—	—	—	—
MML Capital Guardian Asset Allocation(g)	1,421,214	1,792,834	2,868,564	3,580,396	3,566,507	3,369,275	1,721,102	—	—	—
MML Capital Guardian Growth & Income(g)	1,489,563	1,877,436	2,735,047	3,673,765	3,755,946	3,668,661	1,863,246	—	—	—
MML Conservative Allocation(j)	260,644	166,272	—	—	—	—	—	—	—	—
MML Davis Large Cap Value(e)	800,636	1,065,788	1,485,056	1,788,957	1,897,944	1,978,188	1,951,205	1,743,233	1,066,762	343,414
MML Emerging Growth(e)	250,129	298,026	452,150	466,929	553,610	665,199	746,461	517,016	403,032	208,136
MML Equity Index(c)	1,054,141	1,256,943	1,753,627	2,383,044	3,148,889	4,010,327	4,733,893	5,006,830	5,810,086	5,561,970
MML Growth Allocation(j)	119,853	64,374	—	—	—	—	—	—	—	—
MML Legg Mason Concentrated Growth(d)	1,527,352	1,827,080	2,393,319	2,975,161	3,774,655	4,468,681	5,599,107	6,640,522	7,636,062	7,414,861
MML MFS® Global(d)	1,370,843	1,678,788	2,203,768	2,913,407	3,646,499	4,709,616	5,907,314	7,265,818	8,462,446	8,300,464
MML Moderate Allocation(j)	205,631	93,260	—	—	—	—	—	—	—	—
MML Money Market(j)	341,593	701,251	—	—	—	—	—	—	—	—
MML NASDAQ-100®(e)	485,018	435,747	579,809	626,900	828,587	1,110,270	1,447,319	642,577	536,766	176,659
MML Oppenheimer Small Cap Equity(b)	718,339	603,680	879,685	1,164,242	1,659,428	1,950,358	2,177,532	2,265,815	1,947,777	1,415,066
MML Oppenheimer Small Company Opportunities(f),(l)	—	319,597	504,872	649,366	714,133	774,970	784,239	647,767	106,761	—
MML Oppenheimer/Bernstein Equity(c),(s)	1,988,038	2,370,234	3,114,562	3,740,650	4,547,748	5,493,076	6,180,730	6,417,174	6,763,845	6,005,920
MML Rainier Large Cap Growth(d)	1,418,317	1,743,383	2,288,392	3,055,435	3,849,460	4,782,620	5,449,133	5,575,374	6,028,151	5,603,546

Sub-Account	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000
MML Small Cap Index(d)	379,538	440,296	582,025	843,605	931,293	1,149,618	1,140,023	1,062,424	940,586	758,552
MML T. Rowe Price Blue Chip Growth(g)	423,212	269,460	375,758	414,909	507,648	517,375	257,649	—	—	—
MML T. Rowe Price Equity Income(g)	608,426	751,144	1,103,359	1,283,727	1,459,130	1,227,402	481,921	—	—	—
MML T. Rowe Price Growth Equity(d),(m)	—	346,628	448,956	611,001	768,344	959,545	1,132,579	1,215,179	1,265,805	1,128,566
MML T. Rowe Price Mid-Cap Growth(b)	1,999,817	2,448,927	3,402,485	4,463,987	5,622,257	6,430,847	6,850,538	6,957,988	6,807,471	6,364,383
MML Templeton Foreign(d)	775,297	1,002,721	1,489,182	1,798,835	2,134,594	2,059,497	1,949,277	1,583,786	1,239,293	1,024,393
MML W&R/Wellington Small Cap Growth Equity(c)	439,506	533,665	722,797	944,752	1,155,988	1,363,844	1,594,015	1,543,123	1,563,995	1,417,644
Oppenheimer Balanced(e),(n)	1,062,316	1,535,336	2,335,107	3,009,224	4,002,466	4,628,603	5,042,694	5,164,170	5,291,822	4,227,012
Oppenheimer Capital Appreciation(d)	2,889,100	3,550,660	4,602,684	5,768,070	7,073,701	8,318,118	8,665,346	8,688,551	7,917,450	5,887,749
Oppenheimer Core Bond(a),(n)	1,825,848	2,638,871	3,874,323	4,962,704	6,344,354	7,388,632	9,246,445	10,273,785	7,288,456	4,646,002
Oppenheimer Global Securities(d)	2,874,918	3,586,077	5,098,212	6,484,954	7,347,348	8,011,631	7,905,295	7,811,979	6,721,202	5,487,156
Oppenheimer High Income(d),(n)	1,153,812	1,528,314	2,004,598	2,711,561	3,219,492	3,937,522	4,318,460	4,008,387	3,372,347	2,263,930
Oppenheimer International Growth(a)	899,211	1,094,434	1,513,947	1,754,821	2,024,703	2,332,057	2,591,797	2,750,008	2,954,814	3,109,442
Oppenheimer Main Street(d)	3,202,098	4,132,850	5,773,580	7,288,907	9,021,965	11,086,472	12,386,122	13,321,524	13,910,537	12,819,339
Oppenheimer MidCap(d),(t)	1,861,056	2,261,013	2,907,945	3,831,229	4,774,962	5,658,758	6,405,091	7,159,684	8,208,062	7,849,349
Oppenheimer Money(a),(i)	1,301,605	2,338,125	2,412,122	2,425,353	2,823,833	3,673,612	5,122,478	8,501,500	7,261,355	3,854,135
Oppenheimer Strategic Bond(d),(u)	2,081,001	2,683,074	3,697,712	4,074,590	4,539,210	4,850,618	5,161,449	4,736,386	3,444,819	2,275,830
Panorama Growth(a)	781,611	933,338	1,206,269	1,505,392	1,974,108	2,505,796	2,972,623	3,314,859	3,654,455	4,110,616
Panorama Total Return(a)	957,346	1,189,407	1,660,093	2,054,330	2,667,350	3,334,429	3,977,093	4,563,820	5,323,525	6,180,156
PIMCO CommodityRealReturn Strategy(h)	164,755	218,394	62,289	17,708	—	—	—	—	—	—
Scudder VIT EAFE Equity Index(e)	—	—	—	—	—	570,514	514,612	445,636	276,995	119,783

Notes to Condensed Financial Information

(a)	Commencement of public offering was January 23, 1996.
(b)	Commencement of public offering was September 1, 1998.
(c)	Commencement of public offering was May 1, 1999.
(d)	Commencement of public offering was September 1, 1999.
(e)	Commencement of public offering was May 1, 2000.
(f)	Commencement of public offering was May 1, 2001.
(g)	Commencement of public offering was May 1, 2003.
(h)	Commencement of public offering was May 1, 2006.
(i)	This sub-account is unavailable in contracts issued on or after January 19, 2008.
(j)	Commencement of public offering was January 19, 2008.
(k)	Commencement of public offering was May 1, 2009.
(l)	Effective May 1, 2009, MML Oppenheimer Small Company Opportunities was merged into MML Oppenheimer Small Cap Equity.
(m)	Effective May 1, 2009, MML T. Rowe Price Growth Equity was merged into MML T. Rowe Price Blue Chip Growth.
(n)	Effective May 1, 2009 and after, you may not allocate any new money to this sub-account via purchase payments or transfers.
(p)	This sub-account is now known as Invesco V.I. Financial Services.
(q)	This sub-account is now known as Invesco V.I. Global Health Care.
(r)	This sub-account is now known as Invesco V.I. Technology.
(s)	This sub-account is now known as MML Oppenheimer/Loomis Sayles Equity.
(t)	This sub-account is now known as Oppenheimer Small- & Mid-Cap Growth.
(u)	This sub-account is now known as Oppenheimer Global Strategic Income.

PART B

INFORMATION REQUIRED IN A

STATEMENT OF ADDITIONAL INFORMATION

PANORAMA PREMIER

C.M. LIFE INSURANCE COMPANY

(Depositor)

C.M. MULTI-ACCOUNT A

(Registrant)

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2010

This is not a prospectus. This Statement of Additional Information should be read in conjunction with the prospectus dated May 1, 2010, for the individual variable deferred annuity contracts with flexible purchase payments which are referred to herein.

For a copy of the prospectus call (800) 272-2216 or write to: MassMutual Financial Group, Document Management Services – Annuities W360, P.O. Box 9067, Springfield, MA 01102-9067.

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COMPANY

In this Statement of Additional Information, “we,” “us” and “our” refer to C.M. Life Insurance Company (C.M. Life). C.M. Life is a wholly-owned stock life insurance subsidiary of Massachusetts Mutual Life Insurance Company (MassMutual). C.M. Life provides life insurance and annuities to individuals and group life insurance to institutions. MassMutual is a diversified financial services company providing life insurance, disability income insurance, long-term care insurance, annuities, retirement and income products and other products to individual and institutional customers. MassMutual is organized as a mutual life insurance company. C.M. Life’s home office is located at 100 Bright Meadow Boulevard, Enfield, Connecticut 06082.

On April 1, 2010, Fitch Ratings Ltd. (Fitch) lowered its insurance financial strength ratings on Massachusetts Mutual Life Insurance Company and its wholly-owned insurance subsidiaries to “AA+” from “AAA” and revised the ratings outlook to Stable from Negative.

On November 2, 2009, Moody’s Investors Service, Inc. (Moody’s) lowered its insurance financial strength ratings on Massachusetts Mutual Life Insurance Company and its domestic insurance subsidiaries (collectively, MassMutual) to “Aa2” with a stable outlook from “Aa1.” The rating action concludes the review for possible downgrade which was initiated on May 26, 2009.

On August 26, 2009, Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business (Standard & Poor’s) lowered its counterparty credit and financial strength ratings on Massachusetts Mutual Life Insurance Company and its U.S. affiliates (collectively, MassMutual) to “AA+” with a stable outlook from “AAA” and removed the ratings from CreditWatch, where they had been placed with negative implications on June 17, 2009.

CUSTODIAN

The shares of the underlying funds purchased by the sub-accounts are held by the Company as custodian of C.M. Multi-Account A (the separate account).

ASSIGNMENT OF CONTRACT

The Company will not be charged with notice of any assignment of a contract or of the interest of any beneficiary or of any other person unless the assignment is in writing and the Company receives the original or a true copy thereof at our Service Center. The Company assumes no responsibility for the validity of any assignment.

For qualified contracts, the following exceptions and provisions should be noted:

1)  No person entitled to receive annuity payments under a contract or part or all of the contract’s value will be permitted to commute, anticipate, encumber, alienate or assign such amounts, except upon the written authority of the contract owner given during the annuitant’s lifetime and received in good order by the Company at our Service Center. To the extent permitted by law, no contract nor any proceeds or interest payable thereunder will be subject to the annuitant’s or any other person’s debts, contracts or engagements, nor to any levy or attachment for payment thereof;

2)  If an assignment of a contract is in effect on the maturity date, the Company reserves the right to pay to the assignee in one sum the amount of the contract’s maturity value to which he is entitled, and to pay any balance of such value in one sum to the contract owner, regardless of any payment options which the contract owner may have elected. Moreover, if an assignment of a contract is in effect at the death of the annuitant prior to the maturity date, the Company will pay to the assignee in one sum, the death benefit amount which corresponds to the death benefit choice in effect at the time of the annuitant’s death. Any

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balance of such value will be paid to the beneficiary in one sum or applied under one or more of the payment options elected.

3)  Contracts used in connection with a tax-qualified retirement plan must be endorsed to provide that they may not be sold, assigned or pledged for any purpose unless they are owned by the trustee of a trust described in Section 401(a) or by the administrator of an annuity plan described under Section 403(a) of the Code; and

4)  Contracts issued under a plan for an Individual Retirement Annuity pursuant to Section 408 of the Code must be endorsed to provide that they are non-transferable. Such contracts may not be sold, assigned, discounted, or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose by the Annuitant to any person or party other than the Company, except to a former spouse of the annuitant in accordance with the terms of a divorce decree or other written instrument incident to a divorce.

Assignments may be subject to federal income tax.

DISTRIBUTION AND ADMINISTRATION

The contracts were sold by both registered representatives of MML Investors Services, Inc. (MMLISI), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors, LLC (MML Distributors), a subsidiary of MassMutual. Pursuant to separate underwriting agreements with C.M. Life and the separate account, MMLISI serves as principal underwriter of the contracts sold by its registered representatives and MML Distributors serves as principal underwriter of the contracts sold by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors.

Both MMLISI and MML Distributors are registered with the Securities and Exchange Commission as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (FINRA).

Commissions for sales of the contract by MMLISI registered representatives are paid on behalf of MMLISI to its registered representatives and were as follows for the last three calendar years:

2007	2008	2009
$3,867,372	$3,507,437	$2,136,646

Commissions for sales of the contract by registered representatives of other broker-dealers are paid on behalf of MML Distributors to those broker-dealers and were as follows for the last three calendar years:

2007	2008	2009
$576,617	$416,245	$280,496

MMLISI and MML Distributors also receive compensation for their actions as principal underwriters of the contracts. Compensation amounts for the last three calendar years were as follows:

MMLISI

2007	2008	2009
$1,377,959	$870,898	$902,356

MML Distributors

2007	2008	2009
$478,039	$284,471	$213,505

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Under an administration agreement with the separate account, MassMutual has agreed to provide and assume: (1) all services and expenses required for the administration of contracts with assets held by the separate account; and (2) all services and expenses required for the administration of the separate account. In 2007, 2008, and 2009, CM Life compensated MassMutual $17,086,394, $15,261,786, and $14,510,080, respectively, for providing these administrative services.

We no longer sell the Panorama Premier variable annuity contract. However, we do continue to administer the contracts and you may continue making additional purchase payments to your existing contract.

PURCHASE OF SECURITIES BEING OFFERED

The Company sells interests in the separate account to contract owners as accumulation units. Charges associated with such securities are discussed in the Expenses section of the prospectus. Any special purchase plan or exchange program offered by this contract is mentioned in the prospectus. See the Contingent Deferred Sales Charge section of the prospectus for a discussion of instances when the Company will waive contingent deferred sales charges.

ACCUMULATION UNITS AND UNIT VALUE

During the accumulation phase, accumulation units shall be used to account for all amounts allocated to or withdrawn from the sub-accounts of the separate account as a result of purchase payments, withdrawals, transfers, or fees and charges. The Company will determine the number of accumulation units of a sub-account purchased or canceled. This will be done by dividing the amount allocated to (or the amount withdrawn from) the sub-account by the dollar value of one accumulation unit of the sub-account as of the end of the business day during which the transaction is received at our Service Center.

The accumulation unit value for each sub-account was arbitrarily set initially at $10. Subsequent accumulation unit values for each sub-account are determined for each day in which the New York Stock Exchange is open for business (business day) by multiplying the accumulation unit value for the immediately preceding business day by the net investment factor for the sub-account for the current business day.

The net investment factor for each sub-account is determined by dividing A by B and subtracting C where:

A is (i) the net asset value per share of the funding vehicle or portfolio of a funding vehicle held by the sub-account for the current business day; plus (ii) any dividend per share declared on behalf of such funding vehicle or portfolio of a funding vehicle that has an ex-dividend date within the current business day; less (iii) the cumulative charge or credit for taxes reserved which is determined by the Company to have resulted from the operation or maintenance of the sub-account.

B is the net asset value per share of the funding vehicle or portfolio held by the sub-account for the immediately preceding business day, minus the cumulative charge or credit for taxes reserved which is determined by C.M. Life to have resulted from the operation or maintenance of the sub-account as of the immediately preceding business day.

C is the cumulative charge since the immediately preceding business day for the insurance charges.

The accumulation unit value may increase or decrease from business day to business day.

TRANSFERS DURING THE INCOME PHASE

Transfers of annuity reserves between sub-accounts will be made by converting the number of annuity units attributable to the annuity reserves being transferred to the number of annuity units of the sub-account to which

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the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been with out the transfer. Thereafter, annuity payments will reflect changes in the value of the new annuity units.

The amount transferred to the general account from a sub-account will be based on the annuity reserves for the contract owner in that sub-account. Transfers to the general account will be made by converting the annuity units being transferred to purchase fixed annuity payments under the annuity option in effect and based on the age of the annuitant at the time of the transfer.

See the Transfers During the Income Phase section in the prospectus for more information about transfers during the income phase.

PAYMENT OF DEATH BENEFIT

The Company will require due proof of death before any death benefit is paid. Due proof of death will be:

1)  a certified death certificate;

2)  a certified decree of a court of competent jurisdiction as to the finding of death; or

3)  any other proof satisfactory to the Company.

All death benefits will be paid in accordance with applicable law or regulations governing death benefit payments.

The beneficiary designation in effect on the date we issue the contract will remain in effect until changed. Unless the contract owner provides otherwise, the death benefit will be paid in equal shares to the beneficiary(ies) as follows:

1)  to the primary beneficiary(ies) who survive the contract owner’s and/or the annuitant’s death, as applicable; or if there are none

2)  to the contingent beneficiary(ies) who survive the contract owner’s and/or the annuitant’s death, as applicable; or if there are none

3)  to the estate of the contract owner.

You may name an irrevocable beneficiary(ies). In that case, a change of beneficiary requires the consent of any irrevocable beneficiary. If an irrevocable beneficiary is named, the contract owner retains all other contractual rights.

See the Death Benefit section in the prospectus for more information on death benefits.

ANNUITY PAYMENTS

A variable annuity payment is an annuity with payments which; 1) are not predetermined as to dollar amount; and 2) will vary in amount with the net investment results of the applicable sub-accounts of the separate account. Annuity payments also depend upon the age of the annuitant and any joint annuitant and the assumed interest factor utilized and may vary by gender of the annuitant and any joint annuitant. The annuity table used will depend upon the annuity option chosen. The dollar amount of annuity payments after the first is determined as follows:

1)  The dollar amount of the first annuity payment is divided by the value of an annuity unit as of the annuity date. This establishes the number of annuity units for each annuity payment. The number of annuity units will remain the same for the life of the contract unless you transfer among investment choices during

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the income phase or if you elected an annuity option with reduced payments to the survivor and the reduced payments to a survivor commence.

2)  For each sub-account, the fixed number of annuity units is multiplied by the annuity unit value on each subsequent annuity payment date.

3)  The total dollar amount of each variable annuity payment is the sum of all sub-account variable annuity payments.

The number of annuity units is determined as follows:

1)  The number of annuity units credited in each sub-account will be determined by dividing the product of the portion of the contract value to be applied to the sub-account and the annuity purchase rate by the value of one annuity unit in that sub-account on the annuity date. The purchase rates are set forth in the variable annuity rate tables in the contract.

2)  For each sub-account, the amount of each annuity payment equals the product of the annuitant’s number of annuity units and the annuity unit value on the payment date. The amount of each payment may vary.

The value of any annuity unit for each sub-account of the separate account was arbitrarily set initially at $10. The sub-account annuity unit value at the end of any subsequent valuation period is determined as follows:

1)  The net investment factor for the current business day is multiplied by the value of the annuity unit for the sub-account for the immediately preceding business day.

2)  The result in (1) is then divided by an assumed investment rate factor. The assumed investment rate factor equals 1.00 plus the assumed investment rate for the number of days since the preceding business day. The assumed investment rate is based on an effective annual rate of 4%.

The value of an annuity unit may increase or decrease from business day to business day. See the Income Phase section in the prospectus for more information.

FEDERAL TAX MATTERS

General

Note: The following description is based upon the Company’s understanding of current federal income tax law applicable to annuities in general. The Company cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. The Company does not guarantee the tax status of the contracts. Purchasers bear the complete risk that the contracts may not be treated as “annuity contracts” under federal income tax laws. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

Section 72 of the Code governs taxation of annuities in general. An owner is generally not taxed on increases in the value of a contract until distribution occurs, either in the form of a lump sum payment or as annuity payments under the annuity option selected. For a lump sum payment received as a total withdrawal (total surrender), the portion of the payment that exceeds the cost basis of the contract is subject to tax. For non-qualified contracts, this cost basis is generally the purchase payments, while for qualified contracts there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates.

For annuity payments, a portion of each payment in excess of an exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the

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payment by the ratio that the cost basis of the contract (adjusted for any period or refund feature) bears to the expected return under the contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the contract has been recovered (i.e. when the total of the excludable amount equals the investment in the contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of tax-qualified arrangements there may be no cost basis in the contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the contracts should seek competent financial advice about the tax consequences of any distributions.

The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the separate account is not a separate entity from the Company, and its operations form a part of the Company.

Diversification

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department (Treasury Department), adequately diversified. Disqualification of the contract as an annuity contract would result in the imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts such as the contract meet the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five percent (55%) of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

On March 2, 1989, the Treasury Department issued Regulations (Treas. Reg.1.817-5), which established diversification requirements for the investment portfolios underlying variable contracts such as the contract. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations, an investment portfolio will be deemed adequately diversified if: (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

The Code provides that, for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, “each United States government agency or instrumentality shall be treated as a separate issuer.”

The Company intends that all investment portfolios underlying the contracts will be managed in such a manner as to comply with these diversification requirements.

The Treasury Department has indicated that the diversification regulations do not provide guidance regarding the circumstances in which owner control of the investments of the separate account will cause the owner to be treated as the owner of the assets of the separate account, thereby resulting in the loss of favorable tax treatment for the contract. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

The amount of owner control which may be exercised under the contract is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the policy owner was not the owner of the assets of the separate account. It is unknown whether these differences,

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such as the owner’s ability to transfer among investment choices or the number and type of investment choices available, would cause the owner to be considered as the owner of the assets of the separate account resulting in the imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to receipt of payments under the contract.

In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the owner being retroactively determined to be the owner of the assets of the separate account.

Due to the uncertainty in this area, the Company reserves the right to modify the contract in an attempt to maintain favorable tax treatment.

Multiple Contracts

The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. Owners should consult a tax adviser prior to purchasing more than one non-qualified annuity contract in any calendar year.

Contracts Owned by Other than Natural Persons

When a non-qualified contract is owned by a non-natural person (e.g., a corporation, limited liability company, partnership or certain other entities) the contract will generally not be treated as an annuity for tax purposes. This means that gain in the contract will be taxed each year while the contract is in the accumulation phase. This treatment is not applied to a contract held by a trust or other entity as an agent for a natural person. Before purchasing a contract to be owned by a non-natural person or changing ownership on an existing contract that will result in it being owned by a non-natural person, you should consult your tax adviser to determine the tax impact.

Tax Treatment of Assignments

An assignment or pledge of a contract may be a taxable event. Owners should therefore consult competent tax advisers if they wish to assign or pledge their contracts.

Income Tax Withholding

All distributions or the portion thereof which is includible in the gross income of the owner are subject to federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, the owner, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate.

Effective January 1, 1993, certain distributions from retirement plans qualified under Section 401 of the Code, which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement generally does not apply to: a) a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated beneficiary or for a specified period of 10 years or more; or b) distributions which are required minimum distributions; c) the portion of the distributions not includible in gross income (i.e. returns of after-tax

8

contributions); or d) hardship distributions from a 401(k) plan or a tax-sheltered annuity. Participants should consult their own tax counsel or other tax adviser regarding withholding requirements.

Tax Treatment of Withdrawals—Non-Qualified Contracts

Section 72 of the Code governs treatment of distributions from annuity contracts. It provides that if the contract value exceeds aggregate purchase payments made, any amount withdrawn which is attributable to (1) purchase payments made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 or (2) purchase payments made in an annuity contract entered into after August 13, 1982, will be treated as coming first from the earnings and then, only as after the income portion is exhausted, as coming from principal. Withdrawn earnings are includible in gross income. It further provides that a ten percent (10%) penalty will apply to the income portion of any premature distribution. However, the penalty is not imposed on amounts received: (a) after the taxpayer reaches age 59 1/2; (b) after the death of the taxpayer; (c) if the taxpayer is totally disabled (for this purpose disability is as defined in Section 72(m)(7) of the Code); (d) in a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or for the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (e) under an immediate annuity; or (f) which are allocable to purchase payments made prior to August 14, 1982.

With respect to (d) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% tax penalty), but for the exception, plus interest for the tax years in which the exception was used. The rules governing substantially equal periodic payments are complex. You should consult your tax adviser for more specific information.

The above information does not apply to qualified contracts. However, separate tax withdrawal penalties and restrictions may apply to such qualified contracts. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.)

Qualified Plans

The contracts offered herein are designed to be suitable for use under various types of qualified plans. Taxation of participants in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners, annuitants and beneficiaries are cautioned that benefits under a qualified plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into the Company’s administrative procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the contracts comply with applicable law. Following are general descriptions of the types of qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a qualified plan.

Contracts issued pursuant to qualified plans include special provisions restricting contract provisions that may otherwise be available as described herein. Generally, contracts issued pursuant to qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from qualified contracts. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.)

On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil

9

Rights Act of 1964, vary between men and women. The contracts sold by the Company in connection with qualified plans will utilize annuity tables which do not differentiate on the basis of sex. Such annuity tables will also be available for use in connection with certain non-qualified deferred compensation plans.

a)  Tax Sheltered Annuities

Section 403(b) of the Code permits certain eligible employers to purchase annuity contracts, known as “Tax-Sheltered Annuities” (TSAs) under a Section 403(b) program. Eligible employers are organizations that are exempt from tax under Code Section 501(c)(3) and public educational organizations. Certain contribution limits apply to contributions to a TSA.

The withdrawal of elective deferrals and earnings thereon can only be made if the TSA plan is terminated or when an employee: (1) attains age 59 1/2 ; (2) has a severance from employment; (3) dies; (4) becomes disabled as defined in Code Section 72(m)(7); or (5) is eligible for a hardship distribution. In the case of a withdrawal on account of a hardship, earnings on elective deferrals cannot be withdrawn. These restrictions do not apply to contract value existing on December 31, 1988, the return of excess contributions and amounts paid to a spouse pursuant to a Qualified Domestic Relations Order. Certain other limitations may apply to a distribution from a TSA. (See “Tax Treatment of Withdrawals—Qualified Contracts”).

Purchasers of contracts for use with TSAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

b)  H.R. 10 Plans

Section 401 of the Code permits self-employed individuals to establish qualified plans for themselves and their employees, commonly referred to as “H.R. 10” or “Keogh” plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the Plan. The tax consequences to participants may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all plans including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.) Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

c)  Individual Retirement Annuities

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an “Individual Retirement Annuity” (IRA). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual’s gross income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. (See “Tax Treatment of Withdrawals—Qualified Contracts”). Commencing on January 1, 2002, eligible rollover distributions from an IRA, TSA, tax- qualified plan or a governmental 457(b) deferred compensation plan may be rolled over into another IRA, TSA, tax-qualified plan or governmental 457(b) deferred compensation plan, if permitted by the plan. The distribution must meet the requirements of an eligible rollover distribution. Contracts issued for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as Individual Retirement Annuities should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Roth IRAs

Section 408A of the Code provides that beginning in 1998, individuals may purchase a new type of non-deductible IRA, known as a Roth IRA. Roth IRA purchase payments are limited to $5,000 for the 2010 tax year.

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In addition, eligible participants age 50 or older have an opportunity to make catch-up contributions, subject to limits contained in the Code. Lower maximum limitations apply to individuals with adjusted gross incomes between $105,000 and $120,000 in the case of single taxpayers, between $167,000 and $177,000 in the case of married taxpayers filing joint returns, and between $0 and $10,000 in the case of married taxpayers filing separately. An overall $5,000 annual limitation applies to all of a taxpayer’s 2010 IRA contributions, including Roth IRA and non-Roth IRA except in the case of those individuals age 50 or over, for which a higher limit applies.

Qualified distributions from Roth IRAs are free from federal income tax. A qualified distribution requires that an individual has held the Roth IRA for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1/2, on the individual’s death or disability, or as a qualified first-time home purchase, subject to a $10,000 lifetime maximum, for the individual, a spouse, child, grandchild, or ancestor. Any distribution which is not a qualified distribution is taxable to the extent of earnings in the distribution. Distributions are treated as made from contributions first and therefore no distributions are taxable until distributions exceed the amount of contributions to the Roth IRA. The 10% penalty tax and the regular IRA exceptions to the 10% penalty tax apply to taxable distributions from a Roth IRA.

Amounts may be rolled over from one Roth IRA to another Roth IRA. Furthermore, an individual may make a rollover contribution from a non-Roth IRA to a Roth IRA, unless the individual has adjusted gross income over $100,000 or the individual is a married taxpayer filing a separate return. The individual must pay tax on any portion of the IRA being rolled over that represents income or a previously deductible IRA contribution. Starting on January 1, 2010, the $100,000 adjusted gross income limit for converting a non-Roth IRA to a Roth IRA has been removed.

Purchasers of contracts to be qualified as a Roth IRA should obtain competent tax advice as to the tax treatment and suitability of such an investment.

d)  Corporate Pension and Profit-Sharing Plans

Sections 401(a) and 401(k) of the Code permit corporate employers to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employees until distributed from the plan. The tax consequences to participants may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all Plans including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.) Purchasers of contracts for use with Corporate Pension or Profit Sharing Plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Tax Treatment of Withdrawals—Qualified Contracts

In the case of a withdrawal under a qualified contract, a ratable portion of the amount received is taxable, generally based on the ratio of the individual’s cost basis to the individual’s total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a qualified contract. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including contracts issued and qualified under Code Sections 401 (H.R. 10 and Corporate Pension and Profit-Sharing Plans), and 408(b) (Individual Retirement Annuities) and 408A (Roth IRAs). To the extent amounts are not includible in gross income because they have been rolled over to an IRA or to another eligible qualified plan, no tax penalty will be imposed. The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the owner or annuitant (as applicable) reaches age 59 1/2; (b) distributions following the death or disability of the owner or annuitant (as applicable) (for

11

this purpose disability is as defined in Section 72(m) (7) of the Code); (c) after severance from employment, distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the owner or annuitant (as applicable) or the joint lives (or joint life expectancies) of such owner or annuitant (as applicable) and his or her designated beneficiary; (d) distributions to an owner or annuitant (as applicable) who has a severance from employment after he has attained age 55; (e) distributions made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the Owner or Annuitant (as applicable) for amounts paid during the taxable year for medical care; (f) distributions made to an alternate payee pursuant to a qualified domestic relations order; (g) distributions from an Individual Retirement Annuity for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the owner or annuitant (as applicable) and his or her spouse and dependents if the owner or annuitant (as applicable) has received unemployment compensation for at least 12 weeks (this exception will no longer apply after the owner or annuitant (as applicable) has been re-employed for at least 60 days); (h) distributions from an Individual Retirement Annuity made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the qualified higher education expenses (as defined in Section 72(t)(7) of the Code) of the owner or annuitant (as applicable) for the taxable year; (i) distributions from an Individual Retirement Annuity made to the owner or annuitant (as applicable) which are qualified first-time home buyer distributions (as defined in Section 72(t)(8) of the Code; and (j) distributions made on account of an IRS levy made on a qualified retirement plan or IRA. The exceptions stated in (d) and (f) above do not apply in the case of an Individual Retirement Annuity. The exception stated in (c) above applies to an Individual Retirement Annuity without the requirement that there be a severance from employment.

With respect to (c) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used.

The IRS has indicated that a modification will occur if, after the first valuation date there is (i) any addition to the account balance other than gains or losses, (ii) any nontaxable transfer of a portion of the account balance to another retirement plan, or (iii) a rollover by the taxpayer of the amount received resulting in such amount not being taxable. The rules governing substantially equal periodic payments are complex. You should consult your tax adviser or IRS Revenue Ruling 2002-62 for more specific information.

Generally, distributions from a qualified plan must begin no later than April 1st of the calendar year following the later of (a) the year in which the employee attains age 70 1/2 or (b) the calendar year in which the employee retires. The date set forth in (b) does not apply to an Individual Retirement Annuity. Required distributions do not apply to a Roth IRA during the lifetime of the owner. Required distributions generally must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. Under the Code Section 401(a)(9) regulations, required distributions may be made over joint lives or joint life expectancies if your sole designated beneficiary is your spouse who is more than 10 years younger than you. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed.

The Regulations under Code section 401(a)(9) include a provision that could increase the dollar amount of required minimum distributions for individuals who fund their IRA, 403(b) Tax-Sheltered Annuity, governmental 457(b) deferred compensation plan or tax-qualified retirement plan with an annuity contract. During the accumulation phase of an annuity contract, Treasury Regulations section 1.401(a)(9)-6, Q&A-12 requires that individuals add the actuarial present value of any additional benefits provided under the annuity (such as certain living or death benefits) to the dollar amount credited to the owner or beneficiary under the contract in order to determine the fair market value of the contract. A larger fair market value will result in the calculation of a higher required minimum distribution amount.

12

The actuarial value discussed above can be disregarded if the sum of the dollar amount credited to the owner or beneficiary and the actuarial present value of the additional benefits is no more than 120% of the dollar amount credited to the owner or beneficiary and the contract provides only the following benefits:

i)	Additional benefits that, in the case of a distribution, are reduced by an amount sufficient to ensure that the ratio of such sum to the dollar amount credited does not increase as a result of the distribution (i.e., benefits that are reduced proportionately upon withdrawal), and

ii)	An additional benefit that is the right to receive a final payment upon death that does not exceed the excess of premiums paid less the amount of prior distributions.

If the only additional benefit provided under the contract falls within (ii), above, it can be disregarded for purposes of calculating a required minimum distribution. Please consult a tax advisor to determine if and how this requirement may impact your specific circumstances.

Section 457(b) Deferred Compensation (Section 457(b)) Plans

Employees of (and independent contractors who perform services for) certain state and local governmental units, or certain tax-exempt employers, may participate in a Section 457(b) plan of the employer, allowing them to defer part of their salary or other compensation. The amount deferred, and accrued income thereon, will not be taxable until it is paid or otherwise made available to the employee.

The maximum amount that can be deferred under a Section 457(b) plan in any tax year is generally 100% of the employee’s includible compensation up to $16,500 in 2010. Includible compensation means earnings for services rendered to the employer which are includible in the employee’s gross income, excluding the contributions under the Section 457(b) plan or a Tax-Sheltered Annuity. Certain catch-up contributions are permitted for eligible participants. The contract purchased is issued to the employer or trustee, as appropriate. All contract value in a governmental 457(b) deferred compensation contract must be held for the exclusive benefit of the employee, and payments can only be made in accordance with Section 457(b) plan provisions. Presently, tax-free transfers of assets in a tax-exempt Section 457(b) plan can only be made to another tax-exempt Section 457(b) plan in certain limited cases. Commencing January 1, 2002, assets in a governmental 457(b) deferred compensation plan can be rolled over into another such plan, or a tax-qualified plan, TSA or IRA, if permitted by the plan.

Purchasers of contracts for use with Section 457(b) plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Other Tax Issues

While no attempt is being made to discuss the federal estate tax implications of the contract you should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor or tax advisor for more information.

Under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

The IRS has concluded that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S. source income that is generally subject to United States federal income tax.

13

EXPERTS

The financial statements of C.M. Multi-Account A as of December 31, 2009 and for each of the years or periods in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended and the statutory financial statements of C.M Life Insurance Company as of December 31, 2009 and 2008, and for each of the years in the three-year period ended December 31, 2009, included in this Statement of Additional Information, have been included herein in reliance upon the reports of KPMG LLP, an independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The KPMG LLP audit report dated February 19, 2010 includes explanatory language that states that the Company prepared the statutory financial statements of C.M Life Insurance Company using statutory accounting practices prescribed or permitted by the State of Connecticut Insurance Department, which practices differ from U.S. generally accepted accounting principles. Accordingly, the KPMG LLP audit report states that the statutory financial statements are not presented fairly in conformity with U.S. generally accepted accounting principles and further states that those statements are presented fairly, in all material respects, in conformity with statutory accounting practices. In addition, that report refers to the Company’s change in its method of accounting for other-than-temporary impairments of structured securities in 2008 and 2009 and variable annuity reserves and deferred income tax assets in 2009. The principal business address of KPMG LLP is One Financial Plaza, 755 Main Street, Hartford, Connecticut 06103.

14

Report of Independent Registered Public Accounting Firm

The Board of Directors of C. M. Life Insurance Company and

Contract Owners of C. M. Multi-Account A:

We have audited the accompanying statement of assets and liabilities of C. M. Multi-Account A (comprised of the sub-accounts listed in Note 2) (collectively, “the Account”) as of December 31, 2009, the related statements of operations and changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the underlying mutual funds or their transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of C. M. Multi-Account A as of December 31, 2009, and the results of its operations and changes in its net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/    KPMG LLP

Boston, MA

February 23, 2010

C.M. Multi-Account A

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

	AIM V.I. Financial Services Sub-Account	AIM V.I. Global Health Care Sub-Account	AIM V.I. Technology Sub-Account	Fidelity® VIP Contrafund ® Sub-Account	ING Clarion Global Real Estate Sub-Account	MML Aggressive Allocation Sub-Account	MML AllianceBernstein Small/Mid Cap Value Sub-Account	MML American Century Income & Growth Sub-Account	MML American Century Mid Cap Value Sub-Account	MML American Funds® Core Allocation Sub-Account	MML American Funds® Growth Sub-Account

ASSETS
Investments
Number of shares	433,880	627,874	353,175	4,954,802	180,891	506,172	1,923,075	4,659,760	6,573,563	54,846	29,953

Identified cost	$4,022,159	$10,082,443	$4,387,140	$131,741,437	$1,624,239	$3,834,968	$17,657,397	$46,767,063	$65,388,717	$510,700	$243,114

Value	$2,212,789	$9,964,366	$4,658,384	$102,168,015	$1,667,811	$4,150,613	$14,134,602	$36,439,324	$58,176,031	$524,326	$263,586
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-
Receivable from C.M. Life Insurance Company	6,553	-	-	-	-	2,015	2,497	-	-	511	323

Total assets	2,219,342	9,964,366	4,658,384	102,168,015	1,667,811	4,152,628	14,137,099	36,439,324	58,176,031	524,837	263,909

LIABILITIES
Annuitant mortality fluctuation reserve	62	177	314	2,094	-	-	71	995	7,397	-	-
Payable to C.M. Life Insurance Company	-	9,375	4,513	51,801	6,721	-	-	28,625	53,667	-	-

Total liabilities	62	9,552	4,827	53,895	6,721	-	71	29,620	61,064	-	-

NET ASSETS	$2,219,280	$9,954,814	$4,653,557	$102,114,120	$1,661,090	$4,152,628	$14,137,028	$36,409,704	$58,114,967	$524,837	$263,909

Net Assets:
Accumulation units – value	$2,217,220	$9,948,927	$4,643,091	$102,044,319	$1,661,090	$4,152,628	$14,134,677	$36,376,524	$57,868,412	$524,837	$263,909
Contracts in payout (annuitization) period	2,060	5,887	10,466	69,801	-	-	2,351	33,180	246,555	-	-

Net assets	$2,219,280	$9,954,814	$4,653,557	$102,114,120	$1,661,090	$4,152,628	$14,137,028	$36,409,704	$58,114,967	$524,837	$263,909

Outstanding units
Contract owners	387,427	882,423	1,712,579	6,885,165	177,589	461,376	998,797	3,654,504	3,442,666	43,140	20,481

UNIT VALUE
Panorama Premier	$5.92	$11.71	$2.75	$17.72	$9.34	$8.97	$14.09	$11.36	$16.07	$-	$-
Panorama Passage® (Note 1)
Tier 1	5.86	11.61	2.72	13.39	9.31	8.96	14.00	8.83	17.19	-	-
Tier 2	5.80	11.49	2.69	13.25	9.25	8.93	13.86	8.74	17.00	-	-
Tier 3	6.01	11.90	2.79	13.74	9.39	9.00	14.24	9.06	17.63	-	-
MassMutual Artistry	5.25	10.32	2.64	11.74	9.41	9.01	14.30	8.11	17.78	12.17	12.89

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2009

	MML American Funds® International Sub-Account	MML Babson Blend Sub-Account	MML Babson Enhanced Index Core Equity Sub-Account	MML Babson Inflation-Protected and Income Sub-Account	MML Babson Managed Bond Sub-Account	MML Babson Managed Bond Sub-Account	MML Balanced Allocation Sub-Account	MML Baring China Sub-Account	MML Baring Strategic Emerging Markets Sub-Account	MML Capital Guardian Asset Allocation Sub-Account	MML Capital Guardian Growth & Income Sub-Account	MML Conservative Allocation Sub-Account
					(Initial Class)	(Service Class)		(Service Class 1)	(Service Class 1)

ASSETS
Investments
Number of shares	20,111	4,537,640	888,461	2,118,084	3,996,995	122,794	620,593	13,868	23,959	5,417,902	5,282,623	640,078

Identified cost	$189,083	$72,396,491	$8,981,733	$22,046,799	$48,937,564	$1,529,663	$5,173,764	$164,614	$257,749	$52,496,608	$51,570,349	$5,537,214

Value	$196,882	$70,370,868	$6,799,812	$21,985,717	$49,923,301	$1,532,280	$5,777,718	$176,675	$283,196	$41,988,739	$38,827,281	$6,279,166
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-	-
Receivable from C.M. Life Insurance Company	39	11,747	326	10,262	-	-	597	-	516	1,152	-	-

Total assets	196,921	70,382,615	6,800,138	21,995,979	49,923,301	1,532,280	5,778,315	176,675	283,712	41,989,891	38,827,281	6,279,166

LIABILITIES
Annuitant mortality fluctuation reserve	-	2,321	3,211	1,519	420	-	-	-	-	10,785	2,939	-
Payable to C.M. Life Insurance Company	-	-	-	-	51,332	59	-	6	-	-	26,952	5,668

Total Liabilities	-	2,321	3,211	1,519	51,752	59	-	6	-	10,785	29,891	5,668

NET ASSETS	$196,921	$70,380,294	$6,796,927	$21,994,460	$49,871,549	$1,532,221	$5,778,315	$176,669	$283,712	$41,979,106	$38,797,390	$6,273,498

Net Assets:
Accumulation units – value	$196,921	$70,302,925	$6,689,908	$21,943,820	$49,857,538	$1,532,221	$5,778,315	$176,669	$283,712	$41,619,607	$38,699,419	$6,270,386
Contracts in payout (annuitization) period	-	77,369	107,019	50,640	14,011	-	-	-	-	359,499	97,971	3,112

Net assets	$196,921	$70,380,294	$6,796,927	$21,994,460	$49,871,549	$1,532,221	$5,778,315	$176,669	$283,712	$41,979,106	$38,797,390	$6,273,498

Outstanding units
Contract owners	14,499	6,722,545	728,212	1,848,121	3,166,540	143,107	607,631	11,936	18,904	3,554,175	3,424,415	639,292

UNIT VALUE
Panorama Premier	$-	$10.05	$9.01	$11.88	$-	$10.71	$9.49	$-	$-	$11.77	$11.29	$9.81
Panorama Passage® (Note 1)
Tier 1	-	10.73	8.94	11.81	15.90	-	9.48	-	-	11.70	11.22	9.79
Tier 2	-	10.61	8.84	11.68	15.73	-	9.45	-	-	11.58	11.10	9.76
Tier 3	-	11.01	9.13	12.01	16.31	-	9.52	-	-	11.90	11.41	9.84
MassMutual Artistry	13.58	10.84	12.42	12.05	15.58	-	9.53	14.80	15.01	11.95	11.46	9.85

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2009

	MML Davis Large Cap Value Sub-Account	MML Emerging Growth Sub-Account	MML Equity Index Sub-Account	MML Growth Allocation Sub-Account	MML Legg Mason Concentrated Growth Sub-Account	MML MFS Global Sub-Account	MML Moderate Allocation Sub-Account	MML Money Market Sub-Account	MML NASDAQ-100® Sub-Account	MML Oppenheimer Small Cap Equity Sub-Account	MML Oppenheimer/ Bernstein Equity Sub-Account

ASSETS
Investments
Number of shares	2,123,679	535,663	1,289,046	1,208,459	3,146,321	2,126,347	1,600,861	10,295,794	892,803	2,845,645	2,444,630

Identified cost	$23,325,946	$3,607,681	$18,272,882	$9,550,254	$30,901,186	$21,204,351	$13,081,878	$10,288,584	$3,975,796	$23,305,539	$53,299,581

Value	$21,997,637	$2,584,771	$18,007,975	$10,380,660	$19,979,140	$16,245,288	$14,535,818	$10,289,194	$4,232,161	$21,544,245	$42,550,107
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-
Receivable from C.M. Life Insurance Company	-	164	-	-	-	-	3,577	-	318	-	-

Total assets	21,997,637	2,584,935	18,007,975	10,380,660	19,979,140	16,245,288	14,539,395	10,289,194	4,232,479	21,544,245	42,550,107

LIABILITIES
Annuitant mortality fluctuation reserve	5,008	147	1,038	-	2,988	712	-	-	525	533	5,175
Payable to C.M. Life Insurance Company	13,388	-	7,060	8,450	5,182	217	-	5,738	-	9,721	4,138

Total Liabilities	18,396	147	8,098	8,450	8,170	929	-	5,738	525	10,254	9,313

NET ASSETS	$21,979,241	$2,584,788	$17,999,877	$10,372,210	$19,970,970	$16,244,359	$14,539,395	$10,283,456	$4,231,954	$21,533,991	$42,540,794

Net Assets:
Accumulation units – value	$21,812,318	$2,579,875	$17,965,274	$10,372,210	$19,871,371	$16,220,612	$14,539,395	$10,283,456	$4,214,439	$21,516,236	$42,368,308
Contracts in payout (annuitization) period	166,923	4,913	34,603	-	99,599	23,747	-	-	17,515	17,755	172,486

Net assets	$21,979,241	$2,584,788	$17,999,877	$10,372,210	$19,970,970	$16,244,359	$14,539,395	$10,283,456	$4,231,954	$21,533,991	$42,540,794

Outstanding units
Contract owners	2,279,191	610,956	2,193,528	1,131,420	2,866,296	2,336,588	1,540,060	1,036,263	1,004,323	1,679,133	5,030,434

UNIT VALUE
Panorama Premier	$9.64	$4.21	$8.20	$9.14	$7.41	$7.31	$9.42	$9.92	$4.20	$13.77	$7.75
Panorama Passage® (Note 1)
Tier 1	9.56	4.17	8.58	9.12	7.43	7.15	9.41	9.90	4.16	12.51	8.68
Tier 2	9.45	4.13	8.49	9.10	7.35	7.07	9.38	9.87	4.12	12.38	8.59
Tier 3	9.79	4.27	8.81	9.17	7.62	7.33	9.45	9.95	4.26	12.84	8.91
MassMutual Artistry	9.76	4.32	7.62	9.18	5.51	5.13	9.46	9.96	4.31	11.71	9.05

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2009

	MML Rainier Large Cap Growth Sub-Account	MML Small Cap Index Sub-Account	MML T. Rowe Price Blue Chip Growth Sub-Account	MML T. Rowe Price Equity Income Sub-Account	MML T. Rowe Price Mid Cap Growth Sub-Account	MML T. Rowe Price Small Company Value Sub-Account	MML Templeton Foreign Sub-Account	MML W&R/Wellington Small Cap Growth Equity Sub-Account	Oppenheimer Balanced Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Core Bond Sub-Account

ASSETS
Investments
Number of shares	2,165,115	1,523,021	1,293,130	2,651,683	8,621,843	3,061	2,457,521	1,000,897	1,724,607	1,620,134	2,749,373

Identified cost	$21,317,498	$14,141,584	$11,571,889	$26,149,230	$86,469,331	$45,642	$25,460,906	$13,524,902	$26,488,750	$54,111,997	$29,545,901

Value	$19,053,016	$11,970,949	$12,556,291	$22,141,552	$82,338,605	$47,964	$21,994,812	$14,491,377	$17,763,454	$59,847,733	$19,438,069
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-
Receivable from C.M. Life Insurance Company	-	-	616	3,287	-	34	-	-	-	-	-

Total assets	19,053,016	11,970,949	12,556,907	22,144,839	82,338,605	47,998	21,994,812	14,491,377	17,763,454	59,847,733	19,438,069

LIABILITIES
Annuitant mortality fluctuation reserve	3,836	1,043	422	1,638	7,231	-	2,963	2,587	5,557	5,771	8,852
Payable to C.M. Life Insurance Company	2,547	2,146	-	-	45,602	-	13,359	571	873	31,336	4,140

Total Liabilities	6,383	3,189	422	1,638	52,833	-	16,322	3,158	6,430	37,107	12,992

NET ASSETS	$19,046,633	$11,967,760	$12,556,485	$22,143,201	$82,285,772	$47,998	$21,978,490	$14,488,219	$17,757,024	$59,810,626	$19,425,077

Net Assets:
Accumulation units – value	$18,918,761	$11,932,988	$12,542,415	$22,088,604	$82,044,736	$47,998	$21,879,738	$14,401,994	$17,571,801	$59,618,248	$19,130,016
Contracts in payout (annuitization) period	127,872	34,772	14,070	54,597	241,036	-	98,752	86,225	185,223	192,378	295,061

Net assets	$19,046,633	$11,967,760	$12,556,485	$22,143,201	$82,285,772	$47,998	$21,978,490	$14,488,219	$17,757,024	$59,810,626	$19,425,077

Outstanding units
Contract owners	2,813,540	894,341	978,841	1,672,427	4,232,432	3,721	1,899,753	1,154,031	1,953,432	6,641,087	1,854,010

UNIT VALUE
Panorama Premier	$7.13	$13.93	$12.80	$13.19	$23.69	$-	$11.79	$15.17	$9.13	$10.00	$10.48
Panorama Passage® (Note 1)
Tier 1	7.25	14.08	12.72	13.11	17.72	-	11.98	13.53	9.05	10.09	-
Tier 2	7.18	13.93	12.59	12.97	17.53	-	11.85	13.38	8.96	9.98	-
Tier 3	7.44	14.45	12.94	13.33	18.18	-	12.29	13.88	9.27	10.35	-
MassMutual Artistry	5.73	12.04	12.99	13.38	13.85	12.90	10.89	9.36	9.03	7.19	-

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2009

	Oppenheimer Global Securities Sub-Account	Oppenheimer High Income Sub-Account	Oppenheimer International Growth Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer MidCap Sub-Account	Oppenheimer Money Sub-Account	Oppenheimer Strategic Bond Sub-Account	Panorama Growth Sub-Account	Panorama Total Return Sub-Account	PIMCO CommodityRealReturn® Strategy Sub-Account

ASSETS
Investments
Number of shares	4,405,104	4,614,158	21,766,045	2,555,016	792,928	38,487,227	14,865,614	6,877,189	11,895,070	385,657

Identified cost	$118,973,671	$17,962,451	$33,132,387	$47,505,251	$31,429,084	$38,487,227	$76,447,049	$12,393,656	$14,838,043	$3,983,750

Value	$116,735,261	$9,136,033	$35,913,975	$46,450,188	$28,957,744	$38,487,227	$78,787,753	$12,103,853	$12,965,627	$3,332,080
Dividends receivable	-	-	-	-	-	120	-	-	-	-
Receivable from C.M. Life Insurance Company	-	-	-	-	-	-	-	-	-	2,291

Total assets	116,735,261	9,136,033	35,913,975	46,450,188	28,957,744	38,487,347	78,787,753	12,103,853	12,965,627	3,334,371

LIABILITIES
Annuitant mortality fluctuation reserve	7,822	1,378	1,267	1,360	1,307	347	7,364	63	2,282	178
Payable to C.M. Life Insurance Company	36,075	3,041	33,095	13,570	3,487	20,380	58,682	962	407	-

Total Liabilities	43,897	4,419	34,362	14,930	4,794	20,727	66,046	1,025	2,689	178

NET ASSETS	$116,691,364	$9,131,614	$35,879,613	$46,435,258	$28,952,950	$38,466,620	$78,721,707	$12,102,828	$12,962,938	$3,334,193

Net Assets:
Accumulation units – value	$116,430,614	$9,085,668	$35,837,392	$46,389,912	$28,909,382	$38,455,052	$78,476,255	$12,100,724	$12,886,865	$3,328,250
Contracts in payout (annuitization) period	260,750	45,946	42,221	45,346	43,568	11,568	245,452	2,104	76,073	5,943

Net assets	$116,691,364	$9,131,614	$35,879,613	$46,435,258	$28,952,950	$38,466,620	$78,721,707	$12,102,828	$12,962,938	$3,334,193

Outstanding units
Contract owners	7,844,925	2,688,722	2,377,566	5,417,115	5,479,748	3,139,516	4,866,233	1,168,959	1,251,319	377,211

UNIT VALUE
Panorama Premier	$17.31	$3.39	$20.94	$8.67	$6.92	$13.32	$16.37	$11.53	$10.97	$8.83
Panorama Passage® (Note 1)
Tier 1	17.21	3.38	13.59	8.89	6.88	11.54	16.14	8.00	8.42	8.80
Tier 2	17.03	3.34	13.45	8.80	6.81	11.42	15.97	7.92	8.33	8.75
Tier 3	17.66	3.47	13.94	9.12	7.06	11.84	16.56	8.21	8.64	8.88
MassMutual Artistry	11.74	3.46	9.81	7.90	3.75	11.45	15.94	7.93	7.99	8.90

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2009

	AIM V.I. Financial Services Sub-Account	AIM V.I. Global Health Care Sub-Account	AIM V.I. Technology Sub-Account	Fidelity® VIP Contrafund ® Sub-Account	ING Clarion Global Real Estate Sub-Account	MML Aggressive Allocation Sub-Account	MML AllianceBernstein Small/Mid Cap Value Sub-Account	MML American Century Income & Growth Sub-Account	MML American Century Mid Cap Value Sub-Account	MML American Funds® Core Allocation Sub-Account	MML American Funds® Growth Sub-Account

Investment income
Dividends	$63,305	$31,536	$-	$1,240,338	$35,608	$7,771	$152,956	$303,686	$1,116,907	$408	$386

Expenses
Mortality and expense risk fees and administrative charges	26,801	124,447	49,671	1,225,403	19,350	36,088	157,055	466,542	695,089	1,174	844

Net investment income (loss)	36,504	(92,911)	(49,671)	14,935	16,258	(28,317)	(4,099)	(162,856)	421,818	(766)	(458)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(1,433,235)	(502,753)	(106,625)	(6,107,452)	(607,007)	(71,505)	(2,056,775)	(4,208,179)	(5,244,268)	44	86
Realized gain distribution	-	-	-	24,570	-	9,823	-	-	-	-	-

Realized gain (loss)	(1,433,235)	(502,753)	(106,625)	(6,082,882)	(607,007)	(61,682)	(2,056,775)	(4,208,179)	(5,244,268)	44	86

Change in net unrealized appreciation/depreciation of investments	1,868,946	2,727,358	1,787,037	32,800,046	977,162	964,348	6,267,472	9,318,455	17,975,321	13,626	20,471

Net gain (loss) on investments	435,711	2,224,605	1,680,412	26,717,164	370,155	902,666	4,210,697	5,110,276	12,731,053	13,670	20,557

Net increase (decrease) in net assets resulting from operations	472,215	2,131,694	1,630,741	26,732,099	386,413	874,349	4,206,598	4,947,420	13,152,871	12,904	20,099

Capital transactions:
Transfer of net premiums	117,427	377,397	100,790	3,149,809	224,189	955,655	700,544	743,899	1,587,619	263,658	132,570
Transfers due to death benefits	(53,229)	(84,016)	(46,136)	(462,108)	(1,923)	-	(30,664)	(391,634)	(431,410)	-	-
Transfers due to annuity benefit payments	(403)	(1,195)	(1,412)	(10,294)	-	-	(188)	(2,918)	(20,176)	-	-
Transfers due to withdrawal of funds	(305,384)	(1,552,935)	(404,298)	(13,029,041)	(129,052)	(225,404)	(1,594,161)	(5,184,565)	(8,139,312)	(174)	(332)
Transfers due to loans, net of repayments	2,662	12,385	3,093	19,660	(796)	5,876	10,027	20,178	21,123	-	20
Transfers due to rider and contingent deferred sales charges	(140)	(815)	(372)	(5,587)	(129)	(136)	(568)	(2,699)	(4,484)	-	-
Transfers due to net charge (credit) to annuitant mortality fluctuation	62	37	(51)	771	-	-	34	497	836	-	-
Transfers between Sub-Accounts and to/from Fixed Account	(75,991)	(650,160)	366,996	(3,968,383)	(310,572)	638,173	(550,406)	(1,941,226)	(4,079,163)	248,449	111,552

Net increase (decrease) in net assets resulting from capital transactions	(314,996)	(1,899,302)	18,610	(14,305,173)	(218,283)	1,374,164	(1,465,382)	(6,758,468)	(11,064,967)	511,933	243,810

Total increase (decrease)	157,219	232,392	1,649,351	12,426,926	168,130	2,248,513	2,741,216	(1,811,048)	2,087,904	524,837	263,909

NET ASSETS, at beginning of the year	2,062,061	9,722,422	3,004,206	89,687,194	1,492,960	1,904,115	11,395,812	38,220,752	56,027,063	-	-

NET ASSETS, at end of the year	$2,219,280	$9,954,814	$4,653,557	$102,114,120	$1,661,090	$4,152,628	$14,137,028	$36,409,704	$58,114,967	$524,837	$263,909

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2009

	MML American Funds® International Sub-Account	MML Babson Blend Sub-Account	MML Babson Enhanced Index Core Equity Sub-Account	MML Babson Inflation-Protected and Income Sub-Account	MML Babson Managed Bond Sub-Account	MML Babson Managed Bond Sub-Account	MML Balanced Allocation Sub-Account	MML Baring China Sub-Account	MML Baring Strategic Emerging Markets Sub-Account	MML Capital Guardian Asset Allocation Sub-Account	MML Capital Guardian Growth & Income Sub-Account	MML Conservative Allocation Sub-Account

					(Initial Class)	(Service Class)
Investment income
Dividends	$483	$1,761,209	$-	$429,459	$2,145,688	$27,797	$27,546	$2	$552	$1,682,268	$710,222	$28,030

Expenses
Mortality and expense risk fees and administrative charges	532	890,503	84,126	293,393	676,915	6,952	52,717	583	872	547,294	464,813	55,149

Net investment income (loss)	(49)	870,706	(84,126)	136,066	1,468,773	20,845	(25,171)	(581)	(320)	1,134,974	245,409	(27,119)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	84	(1,610,246)	(833,222)	(271,277)	(248,119)	4,767	(74,446)	6,222	416	(4,730,963)	(4,797,691)	(95,051)
Realized gain distribution	-	-	-	-	571,110	-	4,012	-	-	-	-	3,881

Realized gain (loss)	84	(1,610,246)	(833,222)	(271,277)	322,991	4,767	(70,434)	6,222	416	(4,730,963)	(4,797,691)	(91,170)

Change in net unrealized appreciation/depreciation of investments	7,799	12,120,354	2,145,214	2,134,051	2,315,434	2,616	954,098	12,061	25,447	9,360,100	12,730,632	949,718

Net gain (loss) on investments	7,883	10,510,108	1,311,992	1,862,774	2,638,425	7,383	883,664	18,283	25,863	4,629,137	7,932,941	858,548

Net increase (decrease) in net assets resulting from operations	7,834	11,380,814	1,227,866	1,998,840	4,107,198	28,228	858,493	17,702	25,543	5,764,111	8,178,350	831,429

Capital transactions:
Transfer of net premiums	37,570	1,277,483	92,840	1,029,585	2,195,205	33,346	1,739,619	24,624	40,256	1,730,991	1,578,285	1,706,352
Transfers due to death benefits	-	(1,085,142)	(27,063)	(172,711)	(321,315)	-	(39,158)	-	-	(293,746)	(176,206)	(100,488)
Transfers due to annuity benefit payments	-	(15,035)	(6,969)	(4,929)	(2,095)	-	-	-	-	(36,205)	(19,994)	(1,441)
Transfers due to withdrawal of funds	(110)	(9,759,897)	(680,823)	(3,850,832)	(6,988,051)	(147,431)	(188,809)	(417)	(2,168)	(6,674,989)	(4,760,815)	(421,323)
Transfers due to loans, net of repayments	40	29,750	1,371	(6,966)	17,501	-	(22,244)	(93)	407	23,938	28,826	5,235
Transfers due to rider and contingent deferred sales charges	-	(3,515)	(417)	(1,499)	(11,979)	(12)	(32)	-	-	(1,971)	(2,729)	(41)
Transfers due to net charge (credit) to annuitant mortality fluctuation	-	302	389	833	604	-	-	-	-	(8,275)	(5,820)	47
Transfers between Sub-Accounts and to/from Fixed Account	151,587	(2,076,482)	(306,406)	1,481,585	1,062,921	1,618,090	1,226,930	134,853	219,674	(2,319,859)	(2,369,219)	2,459,164

Net increase (decrease) in net assets resulting from capital transactions	189,087	(11,632,536)	(927,078)	(1,524,934)	(4,047,209)	1,503,993	2,716,306	158,967	258,169	(7,580,116)	(5,727,672)	3,647,505

Total increase (decrease)	196,921	(251,722)	300,788	473,906	59,989	1,532,221	3,574,799	176,669	283,712	(1,816,005)	2,450,678	4,478,934

NET ASSETS, at beginning of the year	-	70,632,016	6,496,139	21,520,554	49,811,560	-	2,203,516	-	-	43,795,111	36,346,712	1,794,564

NET ASSETS, at end of the year	$196,921	$70,380,294	$6,796,927	$21,994,460	$49,871,549	$1,532,221	$5,778,315	$176,669	$283,712	$41,979,106	$38,797,390	$6,273,498

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2009

	MML Davis Large Cap Value Sub-Account	MML Emerging Growth Sub-Account	MML Equity Index Sub-Account	MML Growth Allocation Sub-Account	MML Legg Mason Concentrated Growth Sub-Account	MML MFS Global Sub-Account	MML Moderate Allocation Sub-Account	MML Money Market Sub-Account	MML NASDAQ-100® Sub-Account	MML Oppenheimer Small Cap Equity Sub-Account	MML Oppenheimer Small Company Opportunities Sub-Account

Investment income
Dividends	$226,398	$-	$401,669	$30,702	$57,342	$107,401	$60,159	$8,667	$90	$91,445	$-

Expenses
Mortality and expense risk fees and administrative charges	271,119	33,164	226,456	95,927	239,542	202,963	110,724	185,376	43,905	235,471	33,272

Net investment income (loss)	(44,721)	(33,164)	175,213	(65,225)	(182,200)	(95,562)	(50,565)	(176,709)	(43,815)	(144,026)	(33,272)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(131,802)	(341,667)	(104,156)	(356,678)	(3,519,750)	(2,143,181)	(245,674)	1,143	(28,602)	(3,624,359)	(10,524,176)
Realized gain distribution	-	-	-	10,673	-	-	10,774	-	-	-	-

Realized gain (loss)	(131,802)	(341,667)	(104,156)	(346,005)	(3,519,750)	(2,143,181)	(234,900)	1,143	(28,602)	(3,624,359)	(10,524,176)

Change in net unrealized appreciation/depreciation of investments	5,355,034	613,433	3,587,698	2,481,831	9,777,054	6,094,548	2,308,208	(314)	1,435,236	9,177,765	9,644,072

Net gain (loss) on investments	5,223,232	271,766	3,483,542	2,135,826	6,257,304	3,951,367	2,073,308	829	1,406,634	5,553,406	(880,104)

Net increase (decrease) in net assets resulting from operations	5,178,511	238,602	3,658,755	2,070,601	6,075,104	3,855,805	2,022,743	(175,880)	1,362,819	5,409,380	(913,376)

Capital transactions:
Transfer of net premiums	996,567	98,053	358,775	3,066,484	551,628	280,324	4,218,298	2,326,619	170,580	446,205	119,277
Transfers due to death benefits	(116,555)	(23,558)	(329,294)	-	(183,681)	(99,892)	-	(135,728)	(19,590)	(164,494)	(7,308)
Transfers due to annuity benefit payments	(17,161)	(721)	(4,989)	-	(9,298)	(6,049)	-	-	(2,610)	(5,146)	(161)
Transfers due to withdrawal of funds	(3,372,302)	(316,572)	(1,955,713)	(314,641)	(2,212,956)	(2,079,873)	(195,612)	(10,915,772)	(446,172)	(2,555,784)	(579,706)
Transfers due to loans, net of repayments	4,050	7,241	8,130	(55,301)	8,019	2,993	(66,172)	(30,783)	4,456	8,049	1,432
Transfers due to rider and contingent deferred sales charges	(2,440)	(199)	(902)	(88)	(1,047)	(1,061)	(192)	(2,148)	(281)	(1,894)	(200)
Transfers due to net charge (credit) to annuitant mortality fluctuation	316	48	(1,475)	-	(1,329)	342	-	-	9	176	8
Transfers between Sub-Accounts and to/from Fixed Account	(1,320,162)	(184,927)	(413,074)	539,416	(692,711)	(903,888)	4,590,323	4,211,014	597,803	6,326,421	(7,670,925)

Net increase (decrease) in net assets resulting from capital transactions	(3,827,687)	(420,635)	(2,338,542)	3,235,870	(2,541,375)	(2,807,104)	8,546,645	(4,546,798)	304,195	4,053,533	(8,137,583)

Total increase (decrease)	1,350,824	(182,033)	1,320,213	5,306,471	3,533,729	1,048,701	10,569,388	(4,722,678)	1,667,014	9,462,913	(9,050,959)

NET ASSETS, at beginning of the year	20,628,417	2,766,821	16,679,664	5,065,739	16,437,241	15,195,658	3,970,007	15,006,134	2,564,940	12,071,078	9,050,959

NET ASSETS, at end of the year	$21,979,241	$2,584,788	$17,999,877	$10,372,210	$19,970,970	$16,244,359	$14,539,395	$10,283,456	$4,231,954	$21,533,991	$-

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2009

	MML Oppenheimer/ Bernstein Equity Sub-Account	MML Rainier Large Cap Growth Sub-Account	MML Small Cap Index Sub-Account	MML T. Rowe Price Blue Chip Growth Sub-Account	MML T. Rowe Price Equity Income Sub-Account	MML T. Rowe Price Growth Equity Sub-Account	MML T. Rowe Price Mid Cap Growth Sub-Account	MML T. Rowe Price Small Company Value Sub-Account	MML Templeton Foreign Sub-Account	MML W&R/Wellington Small Cap Growth Equity Sub-Account	Oppenheimer Balanced Sub-Account	Oppenheimer Capital Appreciation Sub-Account

Investment income
Dividends	$1,025,630	$83,164	$131,923	$17,726	$477,686	$2,881	$-	$68	$478,720	-	$-	$173,418

Expenses
Mortality and expense risk fees and administrative charges	506,605	236,282	140,044	129,821	257,999	12,593	978,104	167	270,297	168,225	265,051	703,705

Net investment income (loss)	519,025	(153,118)	(8,121)	(112,095)	219,687	(9,712)	(978,104)	(99)	208,423	(168,225)	(265,051)	(530,287)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(2,802,152)	(1,560,422)	(1,166,505)	(618,835)	(1,935,590)	(1,206,631)	(5,311,790)	67	(1,959,565)	67,828	(7,331,108)	(2,118,251)
Realized gain distribution	-	-	213,267	-	-	-	-	1,131	-	-	-	-

Realized gain (loss)	(2,802,152)	(1,560,422)	(953,238)	(618,835)	(1,935,590)	(1,206,631)	(5,311,790)	1,198	(1,959,565)	67,828	(7,331,108)	(2,118,251)

Change in net unrealized appreciation/depreciation of investments	12,117,722	6,290,055	3,197,418	4,154,843	6,033,431	1,478,394	32,232,615	2,323	6,565,177	4,063,212	10,954,186	21,433,794

Net gain (loss) on investments	9,315,570	4,729,633	2,244,180	3,536,008	4,097,841	271,763	26,920,825	3,521	4,605,612	4,131,040	3,623,078	19,315,543

Net increase (decrease) in net assets resulting from operations	9,834,595	4,576,515	2,236,059	3,423,913	4,317,528	262,051	25,942,721	3,422	4,814,035	3,962,815	3,358,027	18,785,256

Capital transactions:
Transfer of net premiums	1,129,305	395,138	497,274	617,983	1,035,822	29,970	1,846,604	33,611	775,059	424,183	223,916	1,666,216
Transfers due to death benefits	(244,186)	(107,881)	(64,830)	(13,441)	(54,665)	(927)	(456,644)	-	(147,652)	(157,443)	(529,284)	(384,181)
Transfers due to annuity benefit payments	(16,549)	(8,990)	(5,190)	(5,407)	(3,463)	(1,225)	(23,940)	-	(12,499)	(8,126)	(19,029)	(18,306)
Transfers due to withdrawal of funds	(4,662,677)	(2,190,806)	(1,336,981)	(1,188,960)	(2,662,645)	(183,920)	(10,635,064)	(6)	(2,906,362)	(1,775,008)	(3,498,417)	(7,968,638)
Transfers due to loans, net of repayments	65,653	5,486	4,942	(12,763)	12,589	1,457	(34,576)	-	(1,733)	(6,821)	3,496	25,850
Transfers due to rider and contingent deferred sales charges	(1,752)	(1,499)	(516)	(572)	(1,331)	(124)	(3,566)	-	(1,440)	(892)	(1,248)	(3,858)
Transfers due to net charge (credit) to annuitant mortality fluctuation	366	384	192	166	150	(83)	1,383	-	893	261	2,998	(2,303)
Transfers between Sub-Accounts and to/from Fixed Account	(2,090,991)	(1,248,572)	(2,979)	3,747,339	(223,526)	(3,031,437)	(2,202,272)	10,971	(1,466,068)	(66,007)	(4,872,894)	(1,302,215)

Net increase (decrease) in net assets resulting from capital transactions	(5,820,831)	(3,156,740)	(908,088)	3,144,345	(1,897,069)	(3,186,289)	(11,508,075)	44,576	(3,759,802)	(1,589,853)	(8,690,462)	(7,987,435)

Total increase (decrease)	4,013,764	1,419,775	1,327,971	6,568,258	2,420,459	(2,924,238)	14,434,646	47,998	1,054,233	2,372,962	(5,332,435)	10,797,821
NET ASSETS, at beginning of the year	38,527,030	17,626,858	10,639,789	5,988,227	19,722,742	2,924,238	67,851,126	-	20,924,257	12,115,257	23,089,459	49,012,805

NET ASSETS, at end of the year	$42,540,794	$19,046,633	$11,967,760	$12,556,485	$22,143,201	$-	$82,285,772	$47,998	$21,978,490	$14,488,219	$17,757,024	$59,810,626

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2009

	Oppenheimer Core Bond Sub-Account	Oppenheimer Global Securities Sub-Account	Oppenheimer High Income Sub-Account	Oppenheimer International Growth Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer MidCap Sub-Account	Oppenheimer Money Sub-Account	Oppenheimer Strategic Bond Sub-Account	Panorama Growth Sub-Account	Panorama Total Return Sub-Account	PIMCO CommodityRealReturn® Strategy Sub-Account

Investment income
Dividends	$-	$2,396,437	$-	$477,987	$888,846	$-	$182,035	$409,169	$224,863	$-	$156,113

Expenses
Mortality and expense risk fees and administrative charges	280,379	1,368,114	139,076	423,844	591,334	346,090	680,057	1,036,259	153,788	169,458	35,927

Net investment income (loss)	(280,379)	1,028,323	(139,076)	54,143	297,512	(346,090)	(498,022)	(627,090)	71,075	(169,458)	120,186

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(6,113,133)	(818,446)	(24,664,807)	974,987	(3,423,676)	(1,701,670)	-	(927,515)	(678,966)	(1,186,784)	(1,402,660)
Realized gain distribution	-	2,284,975	-	-	-	-	-	61,669	-	-	267,540

Realized gain (loss)	(6,113,133)	1,466,529	(24,664,807)	974,987	(3,423,676)	(1,701,670)	-	(865,846)	(678,966)	(1,186,784)	(1,135,120)

Change in net unrealized appreciation/depreciation of investments	7,675,933	30,748,886	26,793,566	8,837,475	13,235,744	9,185,518	-	13,396,507	3,329,522	3,278,810	1,917,852

Net gain (loss) on investments	1,562,800	32,215,415	2,128,759	9,812,462	9,812,068	7,483,848	-	12,530,661	2,650,556	2,092,026	782,732

Net increase (decrease) in net assets resulting from operations	1,282,421	33,243,738	1,989,683	9,866,605	10,109,580	7,137,758	(498,022)	11,903,571	2,721,631	1,922,568	902,918

Capital transactions:
Transfer of net premiums	69,487	2,968,768	290,450	1,249,139	877,339	948,064	915,599	1,987,718	160,313	140,884	293,146
Transfers due to death benefits	(392,434)	(679,379)	(82,507)	(306,405)	(641,895)	(221,660)	(318,739)	(715,304)	(90,570)	(284,687)	(8,331)
Transfers due to annuity benefit payments	(35,273)	(25,862)	(11,815)	(9,790)	(5,790)	(6,196)	(1,314)	(42,129)	(2,477)	(8,193)	(1,884)
Transfers due to withdrawal of funds	(4,222,498)	(13,948,765)	(2,147,261)	(3,754,074)	(6,889,596)	(3,224,961)	(22,517,567)	(14,733,295)	(1,536,600)	(1,838,762)	(447,503)
Transfers due to loans, net of repayments	-	67,085	(297)	(5,916)	266	52,937	61,706	57,892	(1,440)	1,149	1,782
Transfers due to rider and contingent deferred sales charges	(1,552)	(6,542)	(2,334)	(1,435)	(2,532)	(1,601)	(3,138)	(5,922)	(400)	(400)	(100)
Transfers due to net charge (credit) to annuitant mortality fluctuation	2,500	980	252	44	(1,841)	212	239	2,310	14	(5,126)	18
Transfers between Sub-Accounts and to/from Fixed Account	(3,163,324)	(5,457,083)	(1,225,363)	(1,161,284)	(2,446,721)	(1,405,742)	463,450	(1,372,770)	(467,884)	(401,951)	106,219

Net increase (decrease) in net assets resulting from capital transactions	(7,743,094)	(17,080,798)	(3,178,875)	(3,989,721)	(9,110,770)	(3,858,947)	(21,399,764)	(14,821,500)	(1,939,044)	(2,397,086)	(56,653)

Total increase (decrease)	(6,460,673)	16,162,940	(1,189,192)	5,876,884	998,810	3,278,811	(21,897,786)	(2,917,929)	782,587	(474,518)	846,265

NET ASSETS, at beginning of the year	25,885,750	100,528,424	10,320,806	30,002,729	45,436,448	25,674,139	60,364,406	81,639,636	11,320,241	13,437,456	2,487,928

NET ASSETS, at end of the year	$19,425,077	$116,691,364	$9,131,614	$35,879,613	$46,435,258	$28,952,950	$38,466,620	$78,721,707	$12,102,828	$12,962,938	$3,334,193

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2008

	AIM V.I. Financial Services Sub-Account	AIM V.I. Global Health Care Sub-Account	AIM V.I. Technology Sub-Account	Fidelity® VIP Contrafund Sub-Account	ING Global Real Estate Sub-Account	MML Aggressive Allocation Sub-Account	MML AllianceBernstein Large Cap Growth Sub-Account	MML AllianceBernstein Small/MId Cap Value Sub-Account	MML American Century Income & Growth Sub-Account	MML American Century Mid Cap Value Sub-Account

Investment income
Dividends	$99,220	$-	$-	$1,307,533	$34,435	$-	$-	$-	$980	$3,227

Expenses
Mortality and expense risk fees and administrative charges	55,668	183,723	70,044	1,970,893	28,128	14,040	371,014	245,310	806,781	1,064,910

Net investment income (loss)	43,552	(183,723)	(70,044)	(663,360)	6,307	(14,040)	(371,014)	(245,310)	(805,801)	(1,061,683)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(378,470)	777,268	185,080	(2,892,313)	(916,264)	(11,376)	(580,811)	(2,614,391)	(3,028,949)	(5,431,041)
Realized gain distribution	285,882	2,586,284	-	4,478,085	373,258	138	-	-	3,509	-

Realized gain (loss)	(92,588)	3,363,552	185,080	1,585,772	(543,006)	(11,238)	(580,811)	(2,614,391)	(3,025,440)	(5,431,041)

Change in net unrealized appreciation/depreciation of investments	(3,200,716)	(7,727,828)	(3,030,132)	(77,624,048)	(223,680)	(648,703)	(12,949,483)	(5,362,329)	(20,762,626)	(15,601,990)

Net gain (loss) on investments	(3,293,304)	(4,364,276)	(2,845,052)	(76,038,276)	(766,686)	(659,941)	(13,530,294)	(7,976,720)	(23,788,066)	(21,033,031)

Net increase (decrease) in net assets resulting from operations	(3,249,752)	(4,547,999)	(2,915,096)	(76,701,636)	(760,379)	(673,981)	(13,901,308)	(8,222,030)	(24,593,867)	(22,094,714)
Capital transactions:
Transfer of net premiums	129,748	475,968	133,784	4,582,646	204,820	202,700	824,517	1,221,773	1,391,548	2,553,558
Transfers due to death benefits	(92,970)	(205,212)	(59,885)	(1,287,287)	-	-	(353,208)	(254,827)	(730,537)	(720,729)
Transfers due to annuity benefit payments	(600)	(1,160)	(1,608)	(19,398)	-	-	(11,690)	(242)	(3,974)	(21,241)
Transfers due to withdrawal of funds	(1,032,924)	(2,659,756)	(1,373,939)	(29,459,629)	(659,464)	(111,018)	(4,936,596)	(3,821,587)	(13,455,419)	(16,535,088)
Transfers due to loans, net of repayments	2,346	(6,651)	2,049	4,849	2,952	(10,000)	8,396	12,479	1,868	(18,957)
Transfers due to rider and contingent deferred sales charges	(338)	(1,355)	(704)	(9,352)	(258)	(36)	(2,765)	(1,193)	(5,503)	(7,814)
Transfers due to net charge (credit) to annuitant mortality fluctuation	254	195	418	(41)	-	-	5,594	113	1,509	7,709
Transfers between Sub-Accounts and to/from Fixed Account	166,177	(556,262)	(354,483)	(5,623,867)	200,887	2,496,450	(1,470,822)	(2,085,318)	(4,301,570)	(7,971,915)

Net increase (decrease) in net assets resulting from capital transactions	(828,307)	(2,954,233)	(1,654,368)	(31,812,079)	(251,063)	2,578,096	(5,936,574)	(4,928,802)	(17,102,078)	(22,714,477)

Total increase (decrease)	(4,078,059)	(7,502,232)	(4,569,464)	(108,513,715)	(1,011,442)	1,904,115	(19,837,882)	(13,150,832)	(41,695,945)	(44,809,191)

NET ASSETS, at beginning of the year	6,140,120	17,224,654	7,573,670	198,200,909	2,504,402	-	37,464,740	24,546,644	79,916,697	100,836,254

NET ASSETS, at end of the year	$2,062,061	$9,722,422	$3,004,206	$89,687,194	$1,492,960	$1,904,115	$17,626,858	$11,395,812	$38,220,752	$56,027,063

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2008

	MML Babson Blend Sub-Account	MML Babson Enhanced Index Core Equity Sub-Account	MML Babson Inflation-Protected and Income Sub-Account	MML Babson Managed Bond Sub-Account	MML Balanced Allocation Sub-Account	MML Capital Guardian Asset Allocation Sub-Account	MML Capital Guardian Growth & Income Sub-Account	MML Conservative Allocation Sub-Account	MML Davis Large Cap Value Sub-Account	MML Emerging Growth Sub-Account

Investment income
Dividends	$2,845,911	$177,272	$1,609,223	$2,565,880	$-	$53,166	$-	$-	$-	$-

Expenses
Mortality and expense risk fees and administrative charges	1,252,216	136,362	355,591	742,441	14,880	900,622	797,145	14,070	450,402	63,822

Net investment income (loss)	1,593,695	40,910	1,253,632	1,823,439	(14,880)	(847,456)	(797,145)	(14,070)	(450,402)	(63,822)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	2,474,626	(552,867)	(739,472)	(643,215)	(32,639)	(4,139,709)	(4,755,191)	(158,401)	2,883,769	202,507
Realized gain distribution	-	-	-	-	25	-	-	40	36,821	-

Realized gain (loss)	2,474,626	(552,867)	(739,472)	(643,215)	(32,614)	(4,139,709)	(4,755,191)	(158,361)	2,920,590	202,507

Change in net unrealized appreciation/depreciation of investments	(28,857,637)	(3,923,009)	(2,185,757)	(670,811)	(350,142)	(18,517,880)	(23,500,917)	(207,766)	(17,999,238)	(2,547,703)

Net gain (loss) on investments	(26,383,011)	(4,475,876)	(2,925,229)	(1,314,026)	(382,756)	(22,657,589)	(28,256,108)	(366,127)	(15,078,648)	(2,345,196)

Net increase (decrease) in net assets resulting from operations	(24,789,316)	(4,434,966)	(1,671,597)	509,413	(397,636)	(23,505,045)	(29,053,253)	(380,197)	(15,529,050)	(2,409,018)

Capital transactions:
Transfer of net premiums	2,224,240	167,524	1,660,740	2,927,947	926,551	3,001,259	2,601,436	322,133	1,255,120	209,464
Transfers due to death benefits	(826,743)	(149,678)	(827,419)	(832,833)	-	(679,362)	(435,364)	-	(302,309)	(26,265)
Transfers due to annuity benefit payments	(13,348)	(8,910)	(5,148)	(2,071)	-	(46,597)	(10,942)	-	(23,209)	(1,068)
Transfers due to withdrawal of funds	(15,374,243)	(1,828,102)	(6,773,473)	(10,439,296)	(63,123)	(16,076,041)	(13,321,744)	(698,755)	(7,118,298)	(1,025,141)
Transfers due to loans, net of repayments	6,371	(3,312)	(20,291)	(9,729)	-	(13,876)	22,463	43,351	(15,662)	(6,085)
Transfers due to rider and contingent deferred sales charges	(5,176)	(796)	(1,905)	(8,483)	(24)	(3,592)	(5,003)	(9)	(4,417)	(475)
Transfers due to net charge (credit) to annuitant mortality fluctuation	210	4,272	1,126	576	-	14,966	5,288	-	6,828	195
Transfers between Sub-Accounts and to/from Fixed Account	(5,331,514)	(658,356)	4,675,781	(1,679,760)	1,737,748	(8,102,222)	(5,758,081)	2,508,041	(1,377,489)	(551,513)

Net increase (decrease) in net assets resulting from capital transactions	(19,320,203)	(2,477,358)	(1,290,589)	(10,043,649)	2,601,152	(21,905,465)	(16,901,947)	2,174,761	(7,579,436)	(1,400,888)

Total increase (decrease)	(44,109,519)	(6,912,324)	(2,962,186)	(9,534,236)	2,203,516	(45,410,510)	(45,955,200)	1,794,564	(23,108,486)	(3,809,906)

NET ASSETS, at beginning of the year	114,741,535	13,408,463	24,482,740	59,345,796	-	89,205,621	82,301,912	-	43,736,903	6,576,727

NET ASSETS, at end of the year	$70,632,016	$6,496,139	$21,520,554	$49,811,560	$2,203,516	$43,795,111	$36,346,712	$1,794,564	$20,628,417	$2,766,821

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2008

	MML Equity Index Sub-Account	MML Growth Allocation Sub-Account	MML Legg Mason Concentrated Growth Sub-Account	MML Moderate Allocation Sub-Account	MML Money Market Sub-Account	MML NASDAQ-100® Sub-Account	MML Neuberger Berman Global Sub-Account	MML Oppenheimer Small Cap Equity Sub-Account	MML Oppenheimer Small Company Opportunities Sub-Account	MML Oppenheimer/ Bernstein Equity Sub-Account

Investment income
Dividends	$-	$-	$-	$-	$120,027	$101	$-	$-	$27,117	$-

Expenses
Mortality and expense risk fees and administrative charges	358,465	40,294	469,422	30,870	97,821	56,490	355,621	266,280	206,722	806,628

Net investment income (loss)	(358,465)	(40,294)	(469,422)	(30,870)	22,206	(56,389)	(355,621)	(266,280)	(179,605)	(806,628)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	1,023,227	(16,157)	(1,858,560)	(94,684)	445	217,362	(1,246,887)	(1,579,568)	(3,802,288)	(1,792,663)
Realized gain distribution	-	24	-	24	-	-	102,776	1,300	290,324	-

Realized gain (loss)	1,023,227	(16,133)	(1,858,560)	(94,660)	445	217,362	(1,144,111)	(1,578,268)	(3,511,964)	(1,792,663)

Change in net unrealized appreciation/depreciation of investments	(12,299,067)	(1,651,424)	(24,876,709)	(854,268)	925	(2,322,867)	(11,825,216)	(6,957,912)	(3,640,334)	(28,527,294)

Net gain (loss) on investments	(11,275,840)	(1,667,557)	(26,735,269)	(948,928)	1,370	(2,105,505)	(12,969,327)	(8,536,180)	(7,152,298)	(30,319,957)

Net increase (decrease) in net assets resulting from operations	(11,634,305)	(1,707,851)	(27,204,691)	(979,798)	23,576	(2,161,894)	(13,324,948)	(8,802,460)	(7,331,903)	(31,126,585)

Capital transactions:
Transfer of net premiums	681,193	821,883	1,051,590	905,844	2,374,426	135,006	466,522	521,809	664,795	1,843,621
Transfers due to death benefits	(219,484)	-	(368,938)	-	(105,371)	(16,024)	(300,000)	(240,535)	(134,793)	(701,731)
Transfers due to annuity benefit payments	(9,621)	-	(11,526)	-	-	(2,902)	(3,176)	(3,217)	(814)	(22,427)
Transfers due to withdrawal of funds	(5,104,690)	(164,288)	(6,444,586)	(229,862)	(10,009,639)	(717,590)	(5,983,225)	(4,305,603)	(3,520,799)	(9,791,430)
Transfers due to loans, net of repayments	(21,380)	-	2,158	(2,865)	3,537	(6,396)	3,070	315	1,965	48,741
Transfers due to rider and contingent deferred sales charges	(1,611)	(4)	(2,691)	(139)	(345)	(440)	(2,000)	(2,732)	(1,385)	(3,820)
Transfers due to net charge (credit) to annuitant mortality fluctuation	280	-	6,964	-	-	521	1,065	692	348	6,585
Transfers between Sub-Accounts and to/from Fixed Account	(2,230,094)	6,115,999	(1,245,035)	4,276,827	22,719,950	(419,641)	(1,001,554)	(1,482,396)	(1,591,824)	(3,303,655)

Net increase (decrease) in net assets resulting from capital transactions	(6,905,407)	6,773,590	(7,012,064)	4,949,805	14,982,558	(1,027,466)	(6,819,298)	(5,511,667)	(4,582,507)	(11,924,116)

Total increase (decrease)	(18,539,712)	5,065,739	(34,216,755)	3,970,007	15,006,134	(3,189,360)	(20,144,246)	(14,314,127)	(11,914,410)	(43,050,701)

NET ASSETS, at beginning of the year	35,219,376	-	50,653,996	-	-	5,754,300	35,339,904	26,385,205	20,965,369	81,577,731

NET ASSETS, at end of the year	$16,679,664	$5,065,739	$16,437,241	$3,970,007	$15,006,134	$2,564,940	$15,195,658	$12,071,078	$9,050,959	$38,527,030

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2008

	MML Small Cap Index Sub-Account	MML T. Rowe Price Blue Chip Growth Sub-Account	MML T. Rowe Price Equity Income Sub-Account	MML T. Rowe Price Growth Equity Sub-Account	MML T. Rowe Price Mid Cap Growth Sub-Account	MML Templeton Foreign Sub-Account	MML W&R/Wellington Small Cap Growth Equity Sub-Account	Oppenheimer Balanced Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Core Bond Sub-Account

Investment income
Dividends	$-	$-	$-	$-	$-	$13,365	$-	$1,322,550	$126,963	$2,463,981

Expenses
Mortality and expense risk fees and administrative charges	208,524	130,397	408,347	63,573	1,515,083	464,825	251,222	587,277	1,125,812	650,832

Net investment income (loss)	(208,524)	(130,397)	(408,347)	(63,573)	(1,515,083)	(451,460)	(251,222)	735,273	(998,849)	1,813,149

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(974,961)	(307,874)	(1,202,009)	(155,264)	(2,568,172)	(561,516)	1,260,807	(1,451,283)	489,414	(3,429,049)
Realized gain distribution	179,763	-	412,014	-	1,985,255	-	-	3,189,843	-	-

Realized gain (loss)	(795,198)	(307,874)	(789,995)	(155,264)	(582,917)	(561,516)	1,260,807	1,738,560	489,414	(3,429,049)

Change in net unrealized appreciation/depreciation of investments	(4,520,805)	(4,625,491)	(11,828,369)	(2,195,531)	(51,072,556)	(16,587,267)	(9,863,345)	(23,683,984)	(45,659,772)	(17,920,647)

Net gain (loss) on investments	(5,316,003)	(4,933,365)	(12,618,364)	(2,350,795)	(51,655,473)	(17,148,783)	(8,602,538)	(21,945,424)	(45,170,358)	(21,349,696)

Net increase (decrease) in net assets resulting from operations	(5,524,527)	(5,063,762)	(13,026,711)	(2,414,368)	(53,170,556)	(17,600,243)	(8,853,760)	(21,210,151)	(46,169,207)	(19,536,547)
Capital transactions:
Transfer of net premiums	615,313	738,408	1,592,612	188,798	2,887,137	1,274,311	798,861	1,268,179	3,027,125	422,498
Transfers due to death benefits	(44,872)	(87,717)	(287,948)	(53,428)	(1,095,894)	(402,126)	(167,303)	(600,539)	(657,242)	(1,689,701)
Transfers due to annuity benefit payments	(6,681)	-	(4,841)	(7,881)	(37,937)	(9,996)	(15,735)	(28,909)	(20,572)	(58,872)
Transfers due to withdrawal of funds	(3,050,524)	(1,895,209)	(6,135,612)	(926,145)	(24,189,194)	(7,413,635)	(3,563,620)	(10,452,038)	(16,184,291)	(12,913,446)
Transfers due to loans, net of repayments	(7,415)	(13,214)	(10,704)	(7,898)	7,709	(1,974)	2,177	(3,394)	(10,460)	-
Transfers due to rider and contingent deferred sales charges	(970)	(406)	(2,552)	(621)	(6,046)	(3,320)	(1,678)	(3,038)	(7,120)	(4,130)
Transfers due to net charge (credit) to annuitant mortality fluctuation	447	-	2,267	877	9,675	4,632	3,420	12,241	8,251	16,139
Transfers between Sub-Accounts and to/from Fixed Account	(993,043)	(170,906)	(2,656,004)	(128,327)	(6,688,726)	(2,502,014)	(984,047)	(4,859,174)	(3,425,711)	(3,399,838)

Net increase (decrease) in net assets resulting from capital transactions	(3,487,745)	(1,429,044)	(7,502,782)	(934,625)	(29,113,276)	(9,054,122)	(3,927,925)	(14,666,672)	(17,270,020)	(17,627,350)

Total increase (decrease)	(9,012,272)	(6,492,806)	(20,529,493)	(3,348,993)	(82,283,832)	(26,654,365)	(12,781,685)	(35,876,823)	(63,439,227)	(37,163,897)

NET ASSETS, at beginning of the year	19,652,061	12,481,033	40,252,235	6,273,231	150,134,958	47,578,622	24,896,942	58,966,282	112,452,032	63,049,647

NET ASSETS, at end of the year	$10,639,789	$5,988,227	$19,722,742	$2,924,238	$67,851,126	$20,924,257	$12,115,257	$23,089,459	$49,012,805	$25,885,750

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2008

	Oppenheimer Global Securities Sub-Account	Oppenheimer High Income Sub-Account	Oppenheimer International Growth Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer MidCap Sub-Account	Oppenheimer Money Sub-Account	Oppenheimer Strategic Bond Sub-Account	Panorama Growth Sub-Account	Panorama Total Return Sub-Account	PIMCO Commodity Real Return Strategy Sub-Account

Investment income
Dividends	$2,655,044	$3,109,682	$551,933	$1,176,250	$-	$1,675,455	$6,155,777	$303,736	$767,971	$209,859

Expenses
Mortality and expense risk fees and administrative charges	2,154,432	534,541	668,538	994,869	597,638	831,420	1,571,304	238,375	306,070	50,378

Net investment income (loss)	500,612	2,575,141	(116,605)	181,381	(597,638)	844,035	4,584,473	65,361	461,901	159,481

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	11,491,955	(4,750,441)	6,278,678	(1,505,753)	471,827	-	2,877,948	(440,793)	(817,179)	(34,463)
Realized gain distribution	11,665,962	-	-	5,110,905	-	-	1,422,465	-	-	-

Realized gain (loss)	23,157,917	(4,750,441)	6,278,678	3,605,152	471,827	-	4,300,413	(440,793)	(817,179)	(34,463)

Change in net unrealized appreciation/depreciation of investments	(103,588,252)	(33,615,509)	(32,027,004)	(37,754,083)	(27,069,135)	-	(26,691,642)	(7,796,661)	(9,546,369)	(2,727,096)

Net gain (loss) on investments	(80,430,335)	(38,365,950)	(25,748,326)	(34,148,931)	(26,597,308)	-	(22,391,229)	(8,237,454)	(10,363,548)	(2,761,559)

Net increase (decrease) in net assets resulting from operations	(79,929,723)	(35,790,809)	(25,864,931)	(33,967,550)	(27,194,946)	844,035	(17,806,756)	(8,172,093)	(9,901,647)	(2,602,078)

Capital transactions:
Transfer of net premiums	5,255,895	1,243,027	1,862,797	1,491,429	1,782,110	1,139,965	4,446,433	358,930	163,976	293,364
Transfers due to death benefits	(1,366,902)	(369,746)	(608,061)	(984,970)	(402,225)	(1,061,699)	(1,724,421)	(301,707)	(771,098)	(4,767)
Transfers due to annuity benefit payments	(26,928)	(17,010)	(14,355)	(7,452)	(6,142)	(1,369)	(47,500)	(2,511)	(2,629)	(3,494)
Transfers due to withdrawal of funds	(32,992,772)	(8,492,428)	(9,122,017)	(15,625,342)	(7,936,023)	(27,778,363)	(25,823,202)	(3,216,186)	(4,375,683)	(684,152)
Transfers due to loans, net of repayments	(10,752)	3,263	(8,980)	8,494	13,297	16,283	(37,289)	1,611	(148)	(1,447)
Transfers due to rider and contingent deferred sales charges	(11,820)	(8,901)	(2,901)	(5,145)	(2,972)	(4,123)	(14,109)	(673)	(659)	(416)
Transfers due to net charge (credit) to annuitant mortality fluctuation	7,348	7,764	1,518	617	1,402	241	6,354	204	1,130	(470)
Transfers between Sub-Accounts and to/from Fixed Account	(13,025,205)	(1,252,721)	(2,276,917)	(5,348,366)	(2,392,625)	26,713,744	(1,427,257)	(391,436)	(1,584,876)	3,549,286

Net increase (decrease) in net assets resulting from capital transactions	(42,171,136)	(8,886,752)	(10,168,916)	(20,470,735)	(8,943,178)	(975,321)	(24,620,991)	(3,551,768)	(6,569,987)	3,147,904

Total increase (decrease)	(122,100,859)	(44,677,561)	(36,033,847)	(54,438,285)	(36,138,124)	(131,286)	(42,427,747)	(11,723,861)	(16,471,634)	545,826

NET ASSETS, at beginning of the year	222,629,283	54,998,367	66,036,576	99,874,733	61,812,263	60,495,692	124,067,383	23,044,102	29,909,090	1,942,102

NET ASSETS, at end of the year	$100,528,424	$10,320,806	$30,002,729	$45,436,448	$25,674,139	$60,364,406	$81,639,636	$11,320,241	$13,437,456	$2,487,928

See Notes to Financial Statements.

C.M. Multi-Account A

Notes To Financial Statements

1.	ORGANIZATION

C.M. Life Insurance Company (“C.M. Life”) is a subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”). C.M. Multi-Account A (the “Separate Account”) was established on August 3, 1994 as a separate investment account of C.M. Life.

C.M. Life maintains three segments within the Separate Account, they are: Panorama Premier Segment, Panorama Passage® Segment and MassMutual Artistry Segment.

The Panorama Passage® Segment contracts may have one of three mortality and expense risk charges calculated on the daily value of the assets invested. Tier One is contracts issued prior to May 1, 2003 during the first through tenth contract year. For these contracts the mortality and expense risk charge is 1.34%, on an annual basis, of the daily net asset value. Tier Two is contracts issued on or after May 1, 2003 during the first through tenth contract year. For these contracts the mortality and expense risk charge is 1.50%, on an annual basis, of the daily net asset value. Tier Three is contracts issued prior to May 1, 2003 that are beyond the tenth contract year. For these contracts the mortality and expense risk charge is 1.09%, on an annual basis, of the daily net asset value.

The Separate Account is registered as a unit investment trust pursuant to the Investment Company Act of 1940 (“the 1940 Act”).

The assets and liabilities of the Separate Account are clearly identified and distinguished from C.M. Life’s other assets and liabilities. The Separate Account assets are not chargeable with liabilities arising out of any other business C.M. Life may conduct.

2.	INVESTMENT OF THE SEPARATE ACCOUNT’S ASSETS

The following investment funds/portfolios were replaced (name change) with other mutual funds or liquidated, effective April 28, 2006, (see Note 9): American Century Variable Portfolios, Inc., American Funds Insurance Series, Calvert Variable Series, Inc., Franklin Templeton Variable Insurance Products Trust, Janus Aspen Series, MFS® Variable Insurance Trust, Scudder Investment VIT Funds and T. Rowe Price Equity Series, Inc.

The Separate Account consists of fifty-five sub-accounts which invest in the following mutual funds of the same name unless stated otherwise:

AIM Variable Investment Funds (“AIM V.I.”), is a open-end, diversified, management company registered under the 1940 Act with three of its Funds available to the Separate Account: AIM V.I. Financial Services Fund (Series I), AIM V.I. Global Health Care Fund (Series I) and AIM V.I. Technology Fund (Series I). Invesco Aim Advisors, Inc. is the investment adviser to the Funds. Advisory entities affiliated with Invesco Aim Advisors, Inc., serves as investment sub-adviser to the Funds.

Fidelity® Variable Insurance Products Fund (“Fidelity VIP”) is an open-end management investment company registered under the 1940 Act with one of its Portfolios available to the Separate Account: Fidelity® VIP Contrafund® Portfolio (Initial Class). Fidelity® Management & Research Company (“FMR”) is the investment adviser to the Portfolios. FMR Co., Inc., a wholly owned subsidiary of FMR, and Fidelity® Research & Analysis Company (formerly known as Fidelity® Management & Research (Far East) inc.), serve as sub-advisers to these Portfolios. The following affiliates also serve as sub-advisers assisting FMR with foreign investments for the Fidelity® VIP Contrafund® Portfolio (Initial Class), Fidelity® Research & Analysis Company, Fidelity® Management & Research (U.K.) Inc., Fidelity® International Investment Advisors, Fidelity® International Investment Advisors (U.K.) Limited, and Fidelity® Investments Japan Limited.

ING Variable Products Trust (“ING”) is an open-end, investment company registered under the 1940 Act with one of its Portfolios available to the Separate Account: ING Clarion Global Real Estate Portfolio (Class S) (prior to May 1, 2009, this Portfolio was called ING Global Real Estate Portfolio) (prior to September 6, 2008, this Portfolio was called ING VP Real Estate Portfolio). ING Investments, LLC is the investment adviser to this Portfolio. ING Clarion Real Estate Securities L.P. has been engaged by ING Investments LLC to serve as sub-adviser to this Portfolio.

Notes To Financial Statements (Continued)

MML Series Investment Fund (“MML Trust”) is an open-end, investment company registered under the 1940 Act with twenty-seven of its separate Series (“MML Trust Funds”) available to the Separate Account: MML Aggressive Allocation Fund, MML Small/Mid Cap Value Fund (prior to February 28, 2008, this Fund was called MML Small Cap Value Fund) (the MML AllianceBernstein Small/Mid Cap Value Sub-Account invests in this Fund) (prior to February 28, 2008, the Sub-Account was known as MML Goldman Sachs/AllianceBernstein Small Cap Value Sub-Account). MML Income & Growth Fund (the MML American Century Income & Growth Sub-Account invests in this Fund), MML Mid Cap Value Fund (the MML American Century Mid Cap Value Sub-Account invests in this Fund), MML American Funds® Core Allocation Fund (Service Class I), MML American Funds® Growth Fund (Service Class I), MML American Funds® International Fund (Service Class I) MML Balanced Allocation Fund, MML Asset Allocation Fund (the MML Capital Guardian Asset Allocation Sub-Account invests in this Fund), MML Growth & Income Fund (the MML Capital Guardian Growth & Income Sub-Account invests in this Fund), MML Conservative Allocation Fund, MML Large Cap Value Fund (the MML Davis Large Cap Value Sub-Account invests in this Fund), MML Emerging Growth Fund, MML Equity Index Fund (Class I), MML Growth Allocation Fund, MML Concentrated Growth Fund (Class II) (the MML Legg Mason Concentrated Growth Sub-Account invests in this Fund), MML Global Fund (Class II) (the MML MFS Global Sub-Account invests in this Fund) (Prior to May 1, 2009, the Sub-Account was known as MML Neuberger Berman Global Sub-Account), MML Moderate Allocation Fund, MML NASDAQ-100® Fund1, MML Large Cap Growth Fund (the MML Rainier Large Cap Growth Sub-Account invests in this Fund)(Prior to May 1, 2009, the Sub-Account was known as MML AllianceBernstein Large Cap Growth Sub-Account), MML Small Cap Index Fund, MML Blue Chip Growth Fund (the MML T. Rowe Price Blue Chip Growth Sub-Account invests in this Fund) (MML Growth Equity Fund merged into this Fund, effective May 1, 2009) (the MML T. Rowe Price Growth Equity Sub-Account invested in this Fund), MML Equity Income Fund (the MML T. Rowe Price Equity Income Sub-Account invests in this Fund), MML Mid Cap Growth Fund (the MML T. Rowe Price Mid Cap Growth Sub-Account invests in this Fund), MML Small Company Value Fund (Service Class II) (the MML T. Rowe Price Small Company Value Sub-Account invests in this Fund), MML Foreign Fund (the MML Templeton Foreign Sub-Account invests in this Fund) and MML Small Cap Growth Equity Fund (the MML W&R/Wellington Small Cap Growth Equity Sub-Account invests in this Fund).

MassMutual serves as investment adviser to each of these MML Trust Funds pursuant to an investment management agreement.

MassMutual has entered into a sub-advisory agreement with AllianceBernstein L.P., to serve as the investment sub-adviser to the MML Small/Mid Cap Value Fund. MassMutual has entered into a sub-advisory agreement with American Century Investment Management, Inc. (“American Century”) whereby American Century manages the investments of the MML Income & Growth Fund and MML Mid Cap Value Fund. MassMutual has entered into a sub-advisory agreement with Capital Guardian Trust Company (“Capital Guardian”) whereby Capital Guardian manages the investments of the MML Asset Allocation Fund and MML Growth & Income Fund. MassMutual has entered into a sub-advisory agreement with Davis Selected Advisers, L.P., to serve as the investment sub-adviser to the MML Large Cap Value Fund. MassMutual has entered into sub-advisory agreements with Essex Investment Management Company, LLC and Insight Capital Research & Management, Inc. pursuant to which each serves as investment sub-adviser to a portion of the MML Emerging Growth Fund (prior to September 10, 2008, Delaware Management Company and Insight Capital Research & Management, Inc. were the Funds’ investment sub-advisers). MassMutual has entered into a sub-advisory agreement with Northern Trust Investments, N.A. (“Northern Trust”) whereby Northern Trust manages the investments of the MML Equity Index Fund (Class I), MML NASDAQ-100® Fund, and MML Small Cap Index Fund. MassMutual has entered into a sub-advisory agreement with Legg Mason Capital Management, Inc., to serve as the investment sub-adviser to the MML Concentrated Growth Fund (Class II). MassMutual has entered into a sub-advisory agreement with Massachusetts Financial Services Company to serve as the investment sub-advisor to the MML Global Fund (Class II) (Prior to May 1, 2009, Neuberger Berman Management, Inc. was the Funds’ investment sub-advisor). MassMutual has entered into a sub-advisory agreement with Rainier Investment Management, Inc. to serve as the investment sub-advisor to the MML Large Cap Growth Fund (prior to May 1, 2009, AllianceBernstein L.P. was the Funds’ investment sub-advisor). MassMutual has entered into a sub-advisory agreement with T. Rowe Price Associates, Inc. (“T. Rowe Price”) whereby T. Rowe Price manages the investments of the MML Blue Chip Growth Fund (MML Growth Equity Fund merged into this Fund, effective May 1, 2009), MML Equity Income Fund, MML Mid Cap Growth Fund and MML Small Company Value Fund (Service Class II). MassMutual has entered into a sub-advisory agreement with Templeton Investment Counsel, LLC, to serve as the

[1]

NASDAQ®, NASDAQ-100® and NASDAQ-100 Index® are trademarks of The NASDAQ Stock Market, Inc. (together with its affiliates, “NASDAQ”) and are licensed for use by the Fund. The Fund/Sub-Account has not been passed on by NASDAQ as to its legality or suitability. The Fund/Sub-Account is not issued, endorsed, sold or promoted by NASDAQ. NASDAQ makes no warranties and bears no liability with respect to The Fund/Sub-Account.

Notes To Financial Statements (Continued)

investment sub-adviser to the MML Foreign Fund. MassMutual has entered into sub-advisory agreements with Wellington Management Company, LLP and Waddell & Reed Investment Management Company pursuant to which each serves as the investment sub-adviser to the MML Small Cap Growth Equity Fund.

MML Series Investment Fund II (“MML II Trust”) is an open-end, investment company registered under the 1940 Act with nine of its separate Series (“MML II Trust Funds”) available to the Separate Account: MML Blend Fund (the MML Babson Blend Sub-Account invests in this Fund), MML Enhanced Index Core Equity Fund (the MML Babson Enhanced Index Core Equity Sub-Account invests in this Fund), MML Inflation-Protected and Income Fund (prior to May 1, 2008, this Fund was known as MML Inflation-Protected Bond Fund) (the MML Babson Inflation-Protected and Income Sub-Account invests in this Fund), MML Managed Bond Fund (the MML Babson Managed Bond Sub-Account (Initial and Service Class) invests in this Fund), MML China Fund (Class II)(the MML Baring China Sub-Account invests in this Fund), MML Strategic Emerging Markets Fund (Class II)(the MML Baring Strategic Emerging Markets Sub-Account invests in this Fund), MML Money Market Fund, MML Small Cap Equity Fund (the MML Oppenheimer Small Cap Equity Sub-Account invests in this Fund) (MML Small Company Opportunities Fund merged into MML Small Cap Equity Fund, effective May 1, 2009) (the Oppenheimer Small Company Opportunities Sub-Account invested in this Fund), and MML Equity Fund (the MML Oppenheimer/Bernstein Equity Sub-Account invests in this Fund).

MassMutual serves as investment adviser to each of these MML II Trust Funds pursuant to an investment management agreement. MassMutual has entered into sub-advisory agreements with Babson Capital Management LLC (“Babson Capital”), a wholly owned subsidiary of MassMutual, pursuant to which Babson Capital serves as the investment sub-adviser to the MML Blend Fund, MML Enhanced Index Core Equity Fund, MML Inflation-Protected and Income Fund, MML Managed Bond Fund (Initial and Service Class) and MML Money Market Fund. MassMutual has entered into a sub-advisory agreement with Baring International Investment, LTD to serve as the investment sub-advisor to the MML China Fund (Class II) and MML Strategic Emerging Markets Fund (Class II). MassMutual has entered into a sub-advisory agreement with OppenheimerFunds, Inc., a wholly owned subsidiary of MassMutual, to serve as the investment sub-adviser to the MML Small Cap Equity Fund (MML Small Company Opportunities Fund merged into MML Small Cap Equity Fund, effective May 1, 2009). MassMutual has entered into sub-advisory agreements with OppenheimerFunds, Inc., and AllianceBernstein L.P. pursuant to which each serves as the investment sub-adviser to the MML Equity Fund.

Oppenheimer Variable Account Funds (“Oppenheimer Funds”) is an open-end, management investment company registered under the 1940 Act with nine of its Funds available to the Separate Account: Oppenheimer Balanced Fund/VA, Oppenheimer Capital Appreciation Fund/VA, Oppenheimer Core Bond Fund/VA, Oppenheimer Global Securities Fund/VA, Oppenheimer High Income Fund/VA, Oppenheimer Main Street Fund®/VA, Oppenheimer MidCap Fund/VA, Oppenheimer Money Fund/VA and Oppenheimer Strategic Bond Fund/VA. OppenheimerFunds, Inc., a wholly owned subsidiary of MassMutual, serves as investment adviser to these Oppenheimer Funds.

Panorama Series Fund, Inc. (“Panorama Fund”) is an open-end, management investment company registered under the 1940 Act with three of its Fund/Portfolios available to the Separate Account: Oppenheimer International Growth Fund/VA, Panorama Growth Portfolio and Panorama Total Return Portfolio. OppenheimerFunds, Inc., a wholly owned subsidiary of MassMutual, serves as the investment adviser to the Fund/Portfolios.

PIMCO Variable Insurance Trust (“PIMCO”) is an open-end, investment company registered under the 1940 Act with one of its Portfolios available to the Separate Account: PIMCO VIT CommodityRealReturn® Strategy Portfolio (Advisor Class). Pacific Investment Management Company LLC is the investment adviser to this Portfolio.

In addition to the fifty-five sub-accounts, some contract owners may also allocate funds to the Fixed Account which is part of C.M. Life’s general investment account. The general investment account is not registered as an investment company under the 1940 Act.

Notes To Financial Statements (Continued)

3.	SIGNIFICANT ACCOUNTING POLICIES

The Financial Accounting Standards Board (FASB) issued FASB Accounting Standards Codification (ASC) effective for financial statements issued for interim and annual periods ending after September 15, 2009. The ASC is an aggregation of previously issued authoritative U.S. generally accepted accounting principles (herein referred to as “generally accepted accounting principles”) in one comprehensive set of guidance organized by subject area. In accordance with the ASC, references to previously issued accounting standards have been replaced by ASC references. Subsequent revisions to generally accepted accounting principles will be incorporated into the ASC through Accounting Standards Updates (ASU).

The following is a summary of significant accounting policies followed by the Separate Account in preparation of the financial statements in conformity with generally accepted accounting principles.

A.	Investment Valuation

Investments in the investment sub-accounts are valued at the closing net asset value of each of the respective underlying Funds/Portfolios which value their investment securities at fair value.

B.	Accounting for Investments

Investment transactions are accounted for on a trade date basis and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income and gains from realized gain distributions are recorded on the ex-dividend date, and they are generally reinvested in the underlying investment sub-account.

C.	Federal Income Taxes

C.M. Life is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. The Separate Account is part of C.M. Life’s total operations and is not taxed separately. The Separate Account is not taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under existing federal law, no taxes are payable on net investment income and net realized capital gains attributable to contracts which depend on the Separate Account’s investment performance. Accordingly, no provision for federal income tax has been made. C.M. Life may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to the Separate Account.

D.	Contract Charges

See Note 8B for charges associated with the contracts.

E.	Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F.	Loans

If the certificate is a tax-sheltered annuity (“TSA”), the contract owners may be able to take a loan under their certificate. All such loans must conform to the requirements of the Internal Revenue Code. There are limitations on the amount of the loan the participants can take, and there is a required loan repayment schedule. When a loan is made, the Separate Account transfers the amount of the loan to C.M. Life, thereby decreasing both the investments and net assets of the Separate Account. The contract owner is charged interest on the outstanding loan amount based on the interest rate then in effect.

G.	Annuitant Mortality Fluctuation

The Separate Account maintains a reserve as required by regulatory authorities to provide for mortality losses incurred. The reserve is adjusted quarterly for mortality losses and gains and its proportionate share of changes in value. Transfers to or from C.M. Life are then made quarterly to adjust the Separate Account. Net transfer from C.M. Life to the Separate Account totaled $6,540 and $73,458 for the years ended December 31, 2009 and 2008, respectively. The reserve is subject to a maximum of 3% of the Separate Account’s annuity reserves. Any mortality losses in excess of

Notes To Financial Statements (Continued)

this reserve will be borne by C.M. Life. The reserve is not available to owners of the contracts except to the extent necessary to cover mortality losses under the contracts.

H.	Annuity Reserves

Annuity reserves are developed by using accepted actuarial methods and are computed using the 1994 MGDB table.

4.	FAIR VALUE OF FINANCIAL STATEMENTS

The Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Separate Account generally uses the market approach as the valuation technique due to the nature of the mutual fund investments offered in the Separate Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs. Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Valuation Inputs: Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risk)
•	Level 3 – unobservable inputs

The net assets of the Separate Account are measured at fair value on a recurring basis. All the net assets are categorized as Level 1 as of December 31, 2009.

The Separate Account does not have any assets or liabilities reported at fair value on a non-recurring basis required to be disclosed under U.S. generally accepted accounting principles.

5.	RELATED PARTY TRANSACTIONS

A.	Sales Agreements

The contracts are sold by both registered representatives of MML Investors Services, Inc. (“MMLISI”), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors, LLC (“MML Distributors”), a subsidiary of MassMutual. Pursuant to separate underwriting agreements with MassMutual and the separate account, MMLISI serves as principal underwriter of the contracts sold by its registered representatives and MML Distributors serves as principal underwriter of the contracts sold by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors.

Both MMLISI and MML Distributors are registered with the Securities and Exchange Commission (the “SEC”) as broker-dealers under the Securities and Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority. Commissions for sales of contracts by MMLISI registered representatives are paid on behalf of MMLISI to its registered representatives. Commissions for sales of contracts by registered representatives of other broker-dealers are paid on behalf of MML Distributors to those broker-dealers. MMLISI and MML Distributors also receive compensation for their actions as principal underwriters of the contracts.

B.	Receivable from/Payable to C.M. Life

Certain fees such as cost of insurance fees and mortality and expense risk fees are charges paid between the General Account and the Separate Account.

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2009 were as follows:

	AIM V.I. Financial Services Sub-Account	AIM V.I. Global Health Care Sub-Account	AIM V.I. Technology Sub-Account	Fidelity® VIP Contrafund ® Sub-Account	ING Clarion Global Real Estate Sub-Account	MML Aggressive Allocation Sub-Account	MML AllianceBernstein Small/Mid Cap Value Sub-Account	MML American Century Income & Growth Sub-Account	MML American Century Mid Cap Value Sub-Account	MML American Funds® Core Allocation Sub-Account	MML American Funds® Growth Sub-Account	MML American Funds® International Sub-Account

Cost of purchases	$431,084	$611,239	$700,854	$4,554,399	$500,871	$1,806,931	$1,180,765	$1,135,270	$2,284,150	$510,944	$243,690	$189,521
Proceeds from sales	(715,692)	(2,593,800)	(727,120)	(18,768,569)	(695,906)	(453,363)	(2,651,067)	(8,035,934)	(12,891,888)	(288)	(662)	(523)

	MML Babson Blend Sub-Account	MML Babson Enhanced Index Core Equity Sub-Account	MML Babson Inflation-Protected and Income Sub-Account	MML Babson Managed Bond Sub-Account	MML Babson Managed Bond Sub-Account	MML Balanced Allocation Sub-Account	MML Baring China Sub-Account	MML Baring Strategic Emerging Markets Sub-Account	MML Capital Guardian Asset Allocation Sub-Account	MML Capital Guardian Growth & Income Sub-Account	MML Conservative Allocation Sub-Account	MML Davis Large Cap Value Sub-Account
				(Initial Class)	(Service Class)
Cost of purchases	$3,623,174	$207,298	$4,813,093	$7,574,650	$1,630,502	$3,127,339	$182,686	$259,089	$4,529,665	$2,000,139	$4,883,648	$1,458,592
Proceeds from sales	(14,410,771)	(1,218,127)	(6,216,107)	(9,494,531)	(105,606)	(432,633)	(24,294)	(1,755)	(11,001,837)	(7,456,813)	(1,252,398)	(5,322,312)

	MML Emerging Growth Sub-Account	MML Equity Index Sub-Account	MML Growth Allocation Sub-Account	MML Legg Mason Concentrated Growth Sub-Account	MML MFS Global Sub-Account	MML Moderate Allocation Sub-Account	MML Money Market Sub-Account	MML NASDAQ-100® Sub-Account	MML Oppenheimer Small Cap Equity Sub-Account	MML Oppenheimer Small Company Opportunities Sub-Account	MML Oppenheimer/ Bernstein Equity Sub-Account	MML Rainier Large Cap Growth Sub-Account
Cost of purchases	$319,869	$1,403,798	$4,853,719	$864,418	$464,585	$9,355,053	$13,216,465	$1,123,452	$8,419,050	$259,087	$2,258,085	$729,125
Proceeds from sales	$(773,292)	(3,559,084)	(1,662,769)	(3,579,566)	(3,364,705)	(851,930)	(17,641,615)	(863,638)	(4,460,733)	(8,430,020)	(7,554,740)	(4,038,015)

	MML Small Cap Index Sub-Account	MML T. Rowe Price Blue Chip Growth Sub-Account	MML T. Rowe Price Equity Income Sub-Account	MML T. Rowe Price Growth Equity Sub-Account	MML T. Rowe Price Mid Cap Growth Sub-Account	MML T. Rowe Price Small Company Value Sub-Account	MML Templeton Foreign Sub-Account	MML W&R/Wellington Small Cap Growth Equity Sub-Account	Oppenheimer Balanced Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Core Bond Sub-Account	Oppenheimer Global Securities Sub-Account
Cost of purchases	$1,396,257	$5,027,023	$2,374,168	$299,526	$2,959,981	$45,963	$1,610,160	$1,072,274	$435,741	$2,175,377	$240,227	$6,770,002
Proceeds from sales	(2,096,355)	(1,992,359)	(4,046,597)	(3,496,828)	(15,406,106)	(388)	(5,150,474)	(2,827,884)	(9,447,327)	(10,611,061)	(8,270,994)	(20,473,347)

	Oppenheimer High Income Sub-Account	Oppenheimer International Growth Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer MidCap Sub-Account	Oppenheimer Money Sub-Account	Oppenheimer Strategic Bond Sub-Account	Panorama Growth Sub-Account	Panorama Total Return Sub-Account	PIMCO Commodity RealReturn® Strategy Sub-Account
Cost of purchases	$2,854,290	$2,601,887	$2,248,767	$923,024	$8,648,018	$5,715,053	$745,857	$465,665	$1,590,696
Proceeds from sales	(6,173,280)	(6,505,277)	(11,046,282)	(5,112,147)	(30,935,540)	(21,068,809)	(2,547,547)	(3,030,544)	(1,260,565)

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS

The changes in outstanding units for the two years ended December 31, 2009 were as follows:

December 31, 2009	AIM V.I. Financial Services Sub-Account	AIM V.I. Global Health Care Sub-Account	AIM V.I. Technology Sub-Account	Fidelity® VIP Contrafund® Sub-Account	ING Clarion Global Real Estate Sub-Account	MML Aggressive Allocation Sub-Account	MML AllianceBernstein Small/Mid Cap Value Sub-Account	MML American Century Income & Growth Sub-Account	MML American Century Mid Cap Value Sub-Account	MML American Funds® Core Allocation Sub-Account

Units purchased	27,592	44,170	50,114	335,858	32,684	124,065	67,937	104,717	120,674	22,166
Units withdrawn	(82,254)	(172,456)	(215,637)	(1,076,177)	(18,050)	(27,941)	(145,478)	(651,557)	(642,025)	(14)
Units transferred between Sub-Accounts and to/from the Fixed Account	(7,092)	(70,260)	164,546	(340,536)	(47,237)	85,123	(58,641)	(242,925)	(317,835)	20,988

Net increase (decrease)	(61,754)	(198,546)	(977)	(1,080,855)	(32,603)	181,247	(136,182)	(789,765)	(839,186)	43,140

December 31, 2009 (Continued)	MML American Funds® Growth Sub-Account	MML American Funds® International Sub-Account	MML Babson Blend Sub-Account	MML Babson Enhanced Index Core Equity Sub-Account	MML Babson Inflation-Protected and Income Sub-Account	MML Babson Managed Bond Sub-Account	MML Babson Managed Bond Sub-Account	MML Balanced Allocation Sub-Account	MML Baring China Sub-Account	MML Baring Strategic Emerging Markets Sub-Account
						(Initial Class)	(Service Class)
Units purchased	11,287	2,816	149,580	11,346	91,190	149,987	3,124	211,204	1,826	3,067
Units withdrawn	(27)	(13)	(1,211,534)	(95,844)	(356,559)	(486,675)	(13,768)	(30,704)	(20)	(170)
Units transferred between Sub-Accounts and to/from the Fixed Account	9,221	11,696	(257,658)	(43,342)	128,910	66,485	153,751	144,457	10,130	16,007

Net increase (decrease)	20,481	14,499	(1,319,612)	(127,840)	(136,459)	(270,203)	143,107	324,957	11,936	18,904

December 31, 2009 (Continued)	MML Capital Guardian Asset Allocation Sub-Account	MML Capital Guardian Growth & Income Sub-Account	MML Conservative Allocation Sub-Account	MML Davis Large Cap Value Sub-Account	MML Emerging Growth Sub-Account	MML Equity Index Sub-Account	MML Growth Allocation Sub-Account	MML Legg Mason Concentrated Growth Sub-Account	MML MFS Global Sub-Account	MML Moderate Allocation Sub-Account
Units purchased	170,656	180,416	202,153	134,285	28,841	59,859	384,398	121,786	59,549	505,511
Units withdrawn	(674,871)	(536,727)	(59,392)	(442,907)	(94,241)	(334,236)	(43,838)	(421,442)	(388,502)	(31,476)
Units transferred between Sub-Accounts and to/from the Fixed Account	(225,710)	(262,817)	277,920	(169,960)	(48,067)	(56,357)	83,289	(124,966)	(162,608)	543,331

Net increase (decrease)	(729,925)	(619,128)	420,681	(478,582)	(113,467)	(330,734)	423,849	(424,622)	(491,561)	1,017,366

December 31, 2009 (Continued)	MML Money Market Sub-Account	MML NASDAQ-100® Sub-Account	MML Oppenheimer Small Cap Equity Sub-Account	MML Oppenheimer Small Company Opportunities Sub-Account	MML Oppenheimer/ Bernstein Equity Sub-Account	MML Rainier Large Cap Growth Sub-Account	MML Small Cap Index Sub-Account	MML T. Rowe Price Blue Chip Growth Sub-Account	MML T. Rowe Price Equity Income Sub-Account	MML T. Rowe Price Growth Equity Sub-Account
Units purchased	232,356	53,019	47,178	13,087	166,807	84,398	51,589	60,564	101,418	8,728
Units withdrawn	(1,109,643)	(140,172)	(253,863)	(63,080)	(703,609)	(400,782)	(126,499)	(117,048)	(258,471)	(41,779)
Units transferred between Sub-Accounts and to/from the Fixed Account	420,637	166,467	629,512	(767,593)	(318,056)	(234,984)	(3,110)	379,652	(11,954)	(628,997)

Net increase (decrease)	(456,650)	79,314	422,827	(817,586)	(854,858)	(551,368)	(78,020)	323,168	(169,007)	(662,048)

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

December 31, 2009 (Continued)	MML T. Rowe Price Mid Cap Growth Sub-Account	MML T. Rowe Price Small Company Value Sub-Account	MML Templeton Foreign Sub-Account	MML W&R/Wellington Small Cap Growth Equity Sub-Account	Oppenheimer Balanced Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Core Bond Sub-Account	Oppenheimer Global Securities Sub-Account	Oppenheimer High Income Sub-Account	Oppenheimer International Growth Sub-Account
Units purchased	157,499	2,797	90,656	57,818	32,815	287,075	8,340	320,290	111,059	146,796
Units withdrawn	(695,244)	-	(322,660)	(185,018)	(510,400)	(1,127,566)	(490,508)	(1,187,996)	(778,614)	(304,550)
Units transferred between Sub-Accounts and to/from the Fixed Account	(168,389)	924	(165,916)	(16,207)	(624,470)	(211,723)	(334,319)	(493,488)	(399,044)	(123,019)

Net increase (decrease)	(706,134)	3,721	(397,920)	(143,407)	(1,102,055)	(1,052,214)	(816,487)	(1,361,194)	(1,066,599)	(280,773)

December 31, 2009 (Continued)	Oppenheimer Main Street Sub-Account	Oppenheimer MidCap Sub-Account	Oppenheimer Money Sub-Account	Oppenheimer Strategic Bond Sub-Account	Panorama Growth Sub-Account	Panorama Total Return Sub-Account	PIMCO CommodityRealReturn® Strategy Sub-Account
Units purchased	137,599	297,464	80,521	145,812	23,352	24,864	42,181
Units withdrawn	(1,047,344)	(752,895)	(1,796,448)	(1,068,546)	(180,304)	(250,764)	(71,652)
Units transferred between Sub-Accounts and to/from the Fixed Account	(364,689)	(328,634)	32,437	(121,258)	(67,094)	(50,824)	13,336

Net increase (decrease)	(1,274,434)	(784,065)	(1,683,490)	(1,043,992)	(224,046)	(276,724)	(16,135)

December 31, 2008	AIM V.I. Financial Services Sub-Account	AIM V.I. Global Health Care Sub-Account	AIM V.I. Technology Sub-Account	Fidelity® VIP Contrafund® Sub-Account	ING Global Real Estate Sub-Account	MML Aggressive Allocation Sub-Account	MML AllianceBernstein Large Cap Growth Sub-Account	MML AllianceBernstein Small/Mid Cap Value Sub-Account	MML American Century Income & Growth Sub-Account	MML American Century Mid Cap Value Sub-Account

Units purchased	19,180	46,769	58,373	356,061	21,996	24,085	135,082	90,906	144,370	162,058
Units withdrawn	(124,385)	(252,686)	(559,961)	(1,801,389)	(72,484)	(12,905)	(705,187)	(296,632)	(1,211,124)	(1,111,947)
Units transferred between Sub-Accounts and to/from the Fixed Account	23,503	(52,914)	(144,441)	(382,848)	12,315	268,949	(205,626)	(148,403)	(404,692)	(527,353)

Net increase (decrease)	(81,702)	(258,831)	(646,029)	(1,828,176)	(38,173)	280,129	(775,731)	(354,129)	(1,471,446)	(1,477,242)

December 31, 2008 (Continued)	MML Babson Blend Sub-Account	MML Babson Enhanced Index Core Equity Sub-Account	MML Babson Inflation-Protected and Income Sub-Account	MML Babson Managed Bond Sub-Account	MML Balanced Allocation Sub-Account	MML Capital Guardian Asset Allocation Sub-Account	MML Capital Guardian Growth & Income Sub-Account	MML Conservative Allocation Sub-Account	MML Davis Large Cap Value Sub-Account	MML Emerging Growth Sub-Account
Units purchased	225,125	15,216	145,161	211,922	101,170	239,623	216,397	39,080	126,440	39,596
Units withdrawn	(1,616,071)	(192,246)	(665,926)	(791,820)	(6,267)	(1,299,907)	(1,106,473)	(79,893)	(716,275)	(198,101)
Units transferred between Sub-Accounts and to/from the Fixed Account	(543,476)	(64,299)	375,152	(115,432)	187,771	(658,248)	(479,966)	259,424	(155,243)	(105,420)

Net increase (decrease)	(1,934,422)	(241,329)	(145,613)	(695,330)	282,674	(1,718,532)	(1,370,042)	218,611	(745,078)	(263,925)

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

December 31, 2008 (Continued)	MML Equity Index Sub-Account	MML Growth Allocation Sub-Account	MML Legg Mason Concentrated Growth Sub-Account	MML Moderate Allocation Sub-Account	MML Money Market Sub-Account	MML NASDAQ-100® Sub-Account	MML Neuberger Berman Global Sub-Account	MML Oppenheimer Small Cap Equity Sub-Account	MML Oppenheimer Small Company Opportunities Sub-Account	MML Oppenheimer/ Bernstein Equity Sub-Account
Units purchased	79,925	98,998	137,989	100,958	237,302	36,137	74,041	45,979	45,082	208,654
Units withdrawn	(590,322)	(18,196)	(689,400)	(26,785)	(1,007,681)	(193,277)	(762,790)	(336,662)	(242,830)	(1,151,175)
Units transferred between Sub-Accounts and to/from the Fixed Account	(255,328)	626,769	(123,926)	448,521	2,263,292	(110,155)	(129,062)	(113,016)	(111,319)	(387,515)

Net increase (decrease)	(765,725)	707,571	(675,337)	522,694	1,492,913	(267,295)	(817,811)	(403,699)	(309,067)	(1,330,036)

December 31, 2008 (Continued)	MML Small Cap Index Sub-Account	MML T. Rowe Price Blue Chip Growth Sub-Account	MML T. Rowe Price Equity Income Sub-Account	MML T. Rowe Price Growth Equity Sub-Account	MML T. Rowe Price Mid Cap Growth Sub-Account	MML Templeton Foreign Sub-Account	MML W&R/Wellington Small Cap Growth Equity Sub-Account	Oppenheimer Balanced Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Core Bond Sub-Account

Units purchased	51,595	62,417	115,366	39,192	193,168	112,015	83,372	113,263	389,733	29,103
Units withdrawn	(219,754)	(161,144)	(461,286)	(154,901)	(1,205,962)	(611,704)	(278,810)	(971,372)	(1,672,173)	(1,007,034)
Units transferred between Sub-Accounts and to/from the Fixed Account	(68,746)	(21,821)	(194,803)	(19,637)	(343,279)	(223,162)	(77,494)	(434,316)	(363,345)	(260,933)

Net increase (decrease)	(236,905)	(120,548)	(540,723)	(135,346)	(1,356,073)	(722,851)	(272,932)	(1,292,425)	(1,645,785)	(1,238,864)

December 31, 2008 (Continued)	Oppenheimer Global Securities Sub-Account	Oppenheimer High Income Sub-Account	Oppenheimer International Growth Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer MidCap Sub-Account	Oppenheimer Money Sub-Account	Oppenheimer Strategic Bond Sub-Account	Panorama Growth Sub-Account	Panorama Total Return Sub-Account	PIMCO Commodity Real Return Strategy Sub-Account
Units purchased	444,772	142,118	170,026	177,717	376,125	104,059	288,599	44,530	16,041	28,073
Units withdrawn	(2,120,608)	(865,063)	(532,968)	(1,790,532)	(1,156,468)	(2,271,156)	(1,742,871)	(312,634)	(404,478)	(64,873)
Units transferred between Sub-Accounts and to/from the Fixed Account	(870,363)	268,452	(134,324)	(597,536)	(327,792)	2,098,067	(224,330)	(36,947)	(121,952)	260,054

Net increase (decrease)	(2,546,199)	(454,493)	(497,266)	(2,210,351)	(1,108,135)	(69,030)	(1,678,602)	(305,051)	(510,389)	223,254

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS

A.	A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds) and total return ratios for each of the five years in the period ended December 31, 2009 follows:

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
AIM V.I. Financial Services Sub-Account
2009	387,427	$5.25 to $5.80	$2,219,280	3.20%	1.18% to 2.00%	25.34% to 25.93%
2008	449,181	4.17 to 4.63	2,062,061	2.47	1.18 to 2.00	(60.11) to (59.92)
2007	530,883	10.41 to 11.60	6,140,120	1.57	1.18 to 2.00	(23.50) to (23.13)
2006	668,965	13.54 to 15.17	10,122,084	1.52	1.18 to 2.00	14.54 to 15.08
2005	810,126	11.77 to 13.24	10,697,520	1.26	1.18 to 2.00	4.18 to 4.67

AIM V.I. Global Health Care Sub-Account
2009	882,423	10.32 to 11.49	9,954,814	0.34	1.18 to 2.00	25.59 to 26.18
2008	1,080,969	8.18 to 9.15	9,722,422	-	1.18 to 2.00	(29.79) to (29.46)
2007	1,339,800	11.59 to 13.03	17,224,654	-	1.18 to 2.00	10.01 to 10.54
2006	1,651,868	10.49 to 11.84	19,348,380	-	1.18 to 2.00	3.52 to 4.00
2005	2,039,437	10.08 to 11.44	23,129,748	-	1.18 to 2.00	6.38 to 6.88

AIM V.I. Technology Sub-Account
2009	1,712,579	2.64 to 2.69	4,653,557	-	1.18 to 2.00	54.82 to 55.55
2008	1,713,556	1.70 to 1.74	3,004,206	-	1.18 to 2.00	(45.41) to (45.16)
2007	2,359,585	3.10 to 3.19	7,573,670	-	1.18 to 2.00	5.93 to 6.43
2006	2,827,387	2.91 to 3.01	8,552,286	-	1.18 to 2.00	8.68 to 9.19
2005	3,539,508	2.66 to 2.77	9,837,769	-	1.18 to 2.00	0.51 to 0.98

Fidelity® VIP Contrafund® Sub-Account
2009	6,885,165	11.74 to 13.25	102,114,120	1.36	1.18 to 2.00	33.49 to 34.12
2008	7,966,020	8.76 to 9.92	89,687,194	0.91	1.18 to 2.00	(43.46) to (43.19)
2007	9,794,196	15.41 to 17.55	198,200,909	0.89	1.18 to 2.00	15.66 to 16.21
2006	11,496,845	13.26 to 15.17	204,031,816	1.27	1.18 to 2.00	9.89 to 10.41
2005	12,628,322	12.01 to 13.81	207,177,494	0.29	1.18 to 2.00	15.03 to 15.57

ING Clarion Global Real Estate Sub-Account
2009	177,589	9.25 to 9.41	1,661,090	2.47	1.18 to 2.00	31.23 to 31.85
2008	210,192	7.05 to 7.14	1,492,960	1.92	1.18 to 2.00	(29.78) to (29.45)
2007	248,365	10.04 to 10.12	2,504,402	2.47	1.18 to 2.00	(17.72) to (17.33)
2006	260,654	12.20 to 12.24	3,185,955	1.40	1.18 to 2.00	22.02 to 22.40

MML Aggressive Allocation Sub-Account
2009	461,376	8.93 to 9.01	4,152,628	0.27	1.18 to 2.00	31.85 to 32.47
2008[5]	280,129	6.77 to 6.80	1,904,115	-	1.18 to 2.00	(32.26) to (31.96)

MML AllianceBernstein Small/Mid Cap Value Sub-Account
2009	998,797	13.86 to 14.30	14,137,028	1.28	1.18 to 2.00	40.39 to 41.05
2008	1,134,979	9.87 to 10.14	11,395,812	-	1.18 to 2.00	(39.36) to (39.07)
2007	1,489,108	16.27 to 16.63	24,546,644	0.77	1.18 to 2.00	(19.66) to (19.28)
2006	1,770,016	20.26 to 20.61	36,191,869	0.40	1.18 to 2.00	17.91 to 18.46
2005	1,547,669	17.18 to 17.40	26,762,153	0.75	1.18 to 2.00	6.99 to 7.49

MML American Century Income & Growth Sub-Account
2009	3,654,504	8.11 to 8.74	36,409,704	0.88	1.18 to 2.00	16.12 to 16.67
2008	4,444,269	6.95 to 7.52	38,220,752	-	1.18 to 2.00	(35.83) to (35.53)
2007	5,915,715	10.78 to 11.72	79,916,697	1.42	1.18 to 2.00	(2.40) to (1.94)
2006	7,413,557	10.99 to 12.01	103,611,234	1.55	1.18 to 2.00	15.19 to 15.73
2005	9,362,297	9.50 to 10.43	114,030,962	2.10	1.18 to 2.00	2.92 to 3.41

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]		Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
MML American Century Mid Cap Value Sub-Account
2009	3,442,666	$17.00 to $17.78	$58,114,967	2.13%		1.18% to 2.00%	28.18% to 28.79%
2008	4,281,852	13.27 to 13.81	56,027,063	-		1.18 to 2.00	(25.74) to (25.39)
2007	5,759,094	17.86 to 18.50	100,836,254	0.94		1.18 to 2.00	(3.93) to (3.47)
2006	6,998,992	18.59 to 19.17	126,858,496	1.14		1.18 to 2.00	14.97 to 15.51
2005	8,213,614	16.17 to 16.60	128,735,557	0.89		1.18 to 2.00	3.32 to 3.81

MML American Funds® Core Allocation Sub-Account
2009[7]	43,140	12.17	524,837	0.26		1.18	21.66

MML American Funds® Growth Sub-Account
2009[7]	20,481	12.89	263,909	0.35		1.18	28.85

MML American Funds® International Sub-Account
2009[7]	14,499	13.58	196,921	0.70		1.18	35.82

MML Babson Blend Sub-Account
2009	6,722,545	10.61 to 10.84	70,380,294	2.63		1.18 to 2.00	18.58 to 19.14
2008	8,042,157	8.95 to 9.10	70,632,016	3.04		1.18 to 2.00	(24.00) to (23.64)
2007	9,976,579	11.78 to 11.91	114,741,535	2.97		1.18 to 2.00	4.16 to 4.66
2006	12,217,792	11.31 to 11.38	134,343,304	2.76		1.18 to 2.00	9.95 to 10.47
2005	9,692,633	10.28 to 10.30	96,617,104	2.67		1.18 to 2.00	2.96 to 3.44

MML Babson Enhanced Index Core Equity Sub-Account
2009	728,212	8.84 to 12.42	6,796,927	-		1.18 to 2.00	22.04 to 22.61
2008	856,052	7.24 to 10.13	6,496,139	1.80		1.18 to 2.00	(38.32) to (38.03)
2007	1,097,381	11.75 to 16.34	13,408,463	1.15		1.18 to 2.00	2.70 to 3.18
2006	1,388,397	11.44 to 15.84	16,354,601	1.42		1.18 to 2.00	14.26 to 14.80
2005	283,402	10.01 to 13.80	2,881,502	1.22	[4]	1.18 to 2.00	3.78 to 4.27

MML Babson Inflation-Protected and Income Sub-Account
2009	1,848,121	11.68 to 12.05	21,994,460	1.97		1.18 to 2.00	9.35 to 9.86
2008	1,984,580	10.68 to 10.97	21,520,554	6.15		1.18 to 2.00	(5.93) to (5.48)
2007	2,130,193	11.36 to 11.61	24,482,739	4.25		1.18 to 2.00	5.74 to 6.24
2006	2,580,334	10.74 to 10.93	27,950,398	3.79		1.18 to 2.00	(0.68) to (0.21)
2005	2,880,282	10.81 to 10.95	31,330,552	4.94	[4]	1.18 to 2.00	(0.04) to 0.43

MML Babson Managed Bond Sub-Account (Initial Class)
2009	3,166,540	15.58 to 15.73	49,871,549	4.33		1.18 to 2.00	8.40 to 8.91
2008	3,436,743	14.31 to 14.51	49,811,560	4.76		1.18 to 2.00	0.70 to 1.18
2007	4,132,073	14.14 to 14.41	59,345,796	5.14		1.18 to 2.00	5.34 to 5.84
2006	4,611,446	13.36 to 13.68	62,802,236	4.56		1.18 to 2.00	2.41 to 2.89
2005	5,627,985	12.98 to 13.36	74,802,178	4.73		1.18 to 2.00	0.69 to 1.16

MML Babson Managed Bond Sub-Account (Service Class)
2009[7]	143,107	10.71	1,532,221	3.52		1.55	7.07

MML Balanced Allocation Sub-Account
2009	607,631	9.45 to 9.53	5,778,315	0.69		1.18 to 2.00	21.48 to 22.05
2008[5]	282,674	7.78 to 7.81	2,203,516	-		1.18 to 2.00	(22.24) to (21.89)

MML Baring China Sub-Account
2009[7]	11,936	14.80	176,669	-		1.18	48.02

MML Baring Strategic Emerging Markets Sub-Account
2009[7]	18,904	15.01	283,712	0.49		1.18	50.08

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

MML Capital Guardian Asset Allocation Sub-Account
2009	3,554,175	$11.58 to $11.95	$41,979,106	4.09%	1.18% to 2.00%	15.10% to 15.64%
2008	4,284,100	10.06 to 10.33	43,795,111	0.08	1.18 to 2.00	(31.46) to (31.14)
2007	6,002,632	14.68 to 15.00	89,205,621	2.24	1.18 to 2.00	(0.52) to (0.05)
2006	6,861,947	14.75 to 15.01	102,200,116	0.85	1.18 to 2.00	11.42 to 11.94
2005	6,175,175	13.24 to 13.41	82,306,787	2.32	1.18 to 2.00	7.36 to 7.86
MML Capital Guardian Growth & Income Sub-Account
2009	3,424,415	11.10 to 11.46	38,797,390	2.02	1.18 to 2.00	25.57 to 26.16
2008	4,043,543	8.84 to 9.08	36,346,712	-	1.18 to 2.00	(41.09) to (40.81)
2007	5,413,585	15.01 to 15.34	82,301,912	1.07	1.18 to 2.00	(1.97) to (1.51)
2006	6,654,991	15.31 to 15.58	102,874,493	0.38	1.18 to 2.00	8.28 to 8.79
2005	6,308,959	14.14 to 14.32	89,811,230	1.35	1.18 to 2.00	4.11 to 4.59

MML Conservative Allocation Sub-Account
2009	639,292	9.76 to 9.85	6,273,498	0.67	1.18 to 2.00	19.17 to 19.73
2008[5]	218,611	8.19 to 8.22	1,794,564	-	1.18 to 2.00	(18.12) to (17.75)

MML Davis Large Cap Value Sub-Account
2009	2,279,191	9.45 to 9.76	21,979,241	1.12	1.18 to 2.00	28.50 to 29.10
2008	2,757,773	7.36 to 7.56	20,628,417	-	1.18 to 2.00	(40.29) to (40.01)
2007	3,502,851	12.32 to 12.60	43,736,903	0.92	1.18 to 2.00	2.51 to 3.00
2006	3,939,751	12.02 to 12.24	47,851,533	0.68	1.18 to 2.00	12.39 to 12.92
2005	3,913,500	10.69 to 10.84	42,185,649	0.68	1.18 to 2.00	7.50 to 8.01

MML Emerging Growth Sub-Account
2009	610,956	4.13 to 4.32	2,584,788	-	1.18 to 2.00	10.32 to 10.84
2008	724,423	3.74 to 3.90	2,766,821	-	1.18 to 2.00	(42.88) to (42.61)
2007	988,348	6.55 to 6.80	6,576,727	-	1.18 to 2.00	15.88 to 16.43
2006	1,016,195	5.65 to 5.84	5,816,679	-	1.18 to 2.00	3.60 to 4.08
2005	1,012,123	5.46 to 5.61	5,576,815	-	1.18 to 2.00	(0.70) to (0.23)

MML Equity Index Sub-Account
2009	2,193,528	7.62 to 8.49	17,999,877	2.45	1.18 to 2.00	24.09 to 24.67
2008	2,524,262	6.11 to 6.84	16,679,664	-	1.18 to 2.00	(38.29) to (38.00)
2007	3,289,987	9.85 to 11.09	35,219,376	1.38	1.18 to 2.00	3.40 to 3.89
2006	4,177,656	9.48 to 10.73	43,222,824	1.42	1.18 to 2.00	13.42 to 13.95
2005	5,348,821	8.32 to 9.46	48,770,744	1.30	1.18 to 2.00	2.83 to 3.31

MML Growth Allocation Sub-Account
2009	1,131,420	9.10 to 9.18	10,372,210	0.40	1.18 to 2.00	27.49 to 28.09
2008[5]	707,571	7.14 to 7.17	5,065,739	-	1.18 to 2.00	(28.65) to (28.33)

MML Legg Mason Concentrated Growth Sub-Account
2009	2,866,296	5.51 to 7.35	19,970,970	0.33	1.18 to 2.00	40.48 to 41.14
2008	3,290,918	3.90 to 5.23	16,437,241	-	1.18 to 2.00	(60.48) to (60.29)
2007	3,966,255	9.82 to 13.24	50,653,996	0.26	1.18 to 2.00	13.30 to 13.84
2006	4,653,954	8.63 to 11.69	52,819,079	0.07	1.18 to 2.00	4.15 to 4.64
2005	5,875,616	8.25 to 11.22	64,452,202	0.21	1.18 to 2.00	11.01 to 11.53

MML MFS Global Sub-Account
2009	2,336,588	5.13 to 7.07	16,244,359	0.73	1.18 to 2.00	29.80 to 30.42
2008	2,828,149	3.93 to 5.45	15,195,658	-	1.18 to 2.00	(44.20) to (43.94)
2007	3,645,960	7.01 to 9.76	35,339,904	1.44	1.18 to 2.00	2.04 to 2.53
2006	4,418,831	6.84 to 9.57	42,114,051	0.50	1.18 to 2.00	10.51 to 11.03
2005	5,430,003	6.16 to 8.66	46,956,007	1.33	1.18 to 2.00	4.14 to 4.63

MML Moderate Allocation Sub-Account
2009	1,540,060	9.38 to 9.46	14,539,395	0.69	1.18 to 2.00	23.84 to 24.43
2008[5]	522,694	7.57 to 7.61	3,970,007	-	1.18 to 2.00	(24.28) to (23.94)

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]		Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
MML Money Market Sub-Account
2009	1,036,263	$9.87 to $9.96	$10,283,456	0.06%		1.18% to 2.00%	(1.57)% to (1.11)%
2008[5]	1,492,913	10.03 to 10.07	15,006,134	1.62		1.18 to 2.00	0.30 to 0.75

MML NASDAQ-100® Sub-Account
2009	1,004,323	4.12 to 4.31	4,231,954	-		1.18 to 2.00	51.28 to 51.99
2008	925,009	2.72 to 2.83	2,564,940	-		1.18 to 2.00	(42.76) to (42.49)
2007	1,192,304	4.75 to 4.93	5,754,300	0.03		1.18 to 2.00	16.75 to 17.31
2006	1,233,967	4.07 to 4.20	5,087,743	0.05		1.18 to 2.00	5.03 to 5.53
2005	1,626,564	3.88 to 3.98	6,364,051	0.04		1.18 to 2.00	(0.36) to 0.11

MML Oppenheimer Small Cap Equity Sub-Account
2009	1,679,133	11.71 to 12.38	21,533,991	0.52		1.18 to 2.00	34.31 to 34.94
2008	1,256,306	8.68 to 9.22	12,071,078	-		1.18 to 2.00	(39.24) to (38.96)
2007	1,660,005	14.21 to 15.17	26,385,205	0.65		1.18 to 2.00	(2.82) to (2.36)
2006	2,068,458	14.56 to 15.61	33,935,434	0.34		1.18 to 2.00	8.69 to 9.20
2005	2,808,091	13.33 to 14.37	42,504,876	0.24	[4]	1.18 to 2.00	(1.83) to (1.37)

MML Oppenheimer Small Company Opportunities Sub-Account
2009	-	-	-	-		1.18 to 2.00	(9.17) to (9.03)
2008	817,586	10.97 to 10.98	9,050,959	0.18		1.18 to 2.00	(40.59) to (40.31)
2007	1,126,653	18.39 to 18.46	20,965,369	-		1.18 to 2.00	(8.61) to (8.18)
2006	1,233,667	20.03 to 20.20	25,085,943	-		1.18 to 2.00	13.56 to 14.09
2005	1,227,278	17.55 to 17.79	21,945,760	-	[4]	1.18 to 2.00	9.14 to 9.66

MML Oppenheimer/Bernstein Equity Sub-Account
2009	5,030,434	8.59 to 9.05	42,540,794	2.65		1.18 to 2.00	28.57 to 29.18
2008	5,885,292	6.68 to 7.01	38,527,030	-		1.18 to 2.00	(42.54) to (42.27)
2007	7,215,328	11.63 to 12.14	81,577,731	1.94		1.18 to 2.00	2.29 to 2.78
2006	8,220,490	11.37 to 11.81	90,263,846	1.35		1.18 to 2.00	16.08 to 16.62
2005	9,750,917	9.79 to 10.12	91,774,510	1.79		1.18 to 2.00	1.44 to 1.92

MML Rainier Large Cap Growth Sub-Account
2009	2,813,540	5.73 to 7.18	19,046,633	0.48		1.18 to 2.00	29.60 to 30.21
2008	3,364,908	4.40 to 5.54	17,626,858	-		1.18 to 2.00	(41.80) to (41.53)
2007	4,140,639	7.53 to 9.52	37,464,740	0.14		1.18 to 2.00	11.70 to 12.23
2006	5,195,907	6.71 to 8.52	42,393,791	0.19		1.18 to 2.00	3.16 to 3.64
2005	6,482,758	6.47 to 8.26	51,642,605	0.42		1.18 to 2.00	3.95 to 4.44

MML Small Cap Index Sub-Account
2009	894,341	12.04 to 13.93	11,967,760	1.27		1.18 to 2.00	22.76 to 23.34
2008	972,361	9.76 to 11.35	10,639,789	-		1.18 to 2.00	(32.49) to (32.17)
2007	1,209,266	14.39 to 16.81	19,652,061	0.73		1.18 to 2.00	(2.20) to (1.74)
2006	1,600,244	14.64 to 17.19	26,770,093	0.51		1.18 to 2.00	13.33 to 13.86
2005	1,691,138	12.86 to 15.17	25,051,681	0.66		1.18 to 2.00	2.56 to 3.04

MML T. Rowe Price Blue Chip Growth Sub-Account
2009	978,841	12.59 to 12.99	12,556,485	0.18		1.18 to 2.00	40.05 to 40.71
2008	655,673	8.99 to 9.23	5,988,227	-		1.18 to 2.00	(43.40) to (43.14)
2007	776,221	15.88 to 16.24	12,481,033	0.45		1.18 to 2.00	10.81 to 11.34
2006	740,632	14.33 to 14.58	10,719,091	0.12		1.18 to 2.00	7.68 to 8.18
2005	782,945	13.31 to 13.48	10,492,359	0.11		1.18 to 2.00	4.21 to 4.70

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
MML T. Rowe Price Equity Income Sub-Account
2009	1,672,427	$12.97 to $13.38	$22,143,201	2.44%	1.18% to 2.00%	23.14% to 23.72%
2008	1,841,434	10.53 to 10.82	19,722,742	-	1.18 to 2.00	(36.86) to (36.56)
2007	2,382,157	16.68 to 17.05	40,252,235	1.47	1.18 to 2.00	1.43 to 1.91
2006	2,574,409	16.45 to 16.73	42,742,103	0.66	1.18 to 2.00	17.07 to 17.62
2005	2,522,413	14.05 to 14.22	35,670,098	1.62	1.18 to 2.00	2.23 to 2.71

MML T. Rowe Price Growth Equity Sub-Account
2009	-	-	-	0.10	1.18 to 2.00	8.99 to 9.16
2008	662,048	3.44 to 4.53	2,924,238	-	1.18 to 2.00	(43.66) to (43.39)
2007	797,394	6.07 to 8.04	6,273,231	0.45	1.18 to 2.00	2.67 to 3.16
2006	1,046,274	5.89 to 7.83	8,038,729	0.43	1.18 to 2.00	0.25 to 0.72
2005	1,274,111	5.84 to 7.81	9,779,989	0.40	1.18 to 2.00	2.18 to 2.66

MML T. Rowe Price Mid Cap Growth Sub-Account
2009	4,232,432	13.85 to 17.53	82,285,772	-	1.18 to 2.00	42.98 to 43.65
2008	4,938,566	9.64 to 12.26	67,851,126	-	1.18 to 2.00	(41.19) to (40.91)
2007	6,294,639	16.32 to 20.84	150,134,958	0.08	1.18 to 2.00	14.97 to 15.51
2006	7,937,607	14.12 to 18.13	166,896,714	-	1.18 to 2.00	5.01 to 5.51
2005	9,626,897	13.39 to 17.27	194,636,747	-	1.18 to 2.00	12.86 to 13.39

MML T. Rowe Price Small Company Value Sub-Account
2009[6]	3,721	12.90	47,998	0.25	1.18	29.00

MML Templeton Foreign Sub-Account
2009	1,899,753	10.89 to 11.85	21,978,490	2.38	1.18 to 2.00	27.16 to 27.76
2008	2,297,673	8.52 to 9.32	20,924,257	0.04	1.18 to 2.00	(42.04) to (41.77)
2007	3,020,524	14.64 to 16.08	47,578,622	2.17	1.18 to 2.00	11.61 to 12.14
2006	3,345,675	13.05 to 14.41	47,290,485	0.60	1.18 to 2.00	21.50 to 22.07
2005	3,423,240	10.69 to 11.86	39,780,108	1.17	1.18 to 2.00	8.37 to 8.88

MML W&R/Wellington Small Cap Growth Equity Sub-Account
2009	1,154,031	9.36 to 13.38	14,488,219	-	1.18 to 2.00	36.14 to 36.79
2008	1,297,438	6.85 to 9.83	12,115,257	-	1.18 to 2.00	(39.55) to (39.26)
2007	1,570,370	11.27 to 16.26	24,896,942	0.11	1.18 to 2.00	7.82 to 8.33
2006	1,876,463	10.40 to 15.08	28,337,982	-	1.18 to 2.00	7.31 to 7.82
2005	2,025,692	9.65 to 14.05	29,205,617	-	1.18 to 2.00	9.75 to 10.27

Oppenheimer Balanced Sub-Account
2009	1,953,432	8.96 to 9.03	17,757,024	-	1.18 to 2.00	19.90 to 20.46
2008	3,055,487	7.47 to 7.50	23,089,459	3.07	1.18 to 2.00	(44.40) to (44.14)
2007	4,347,912	13.42 to 13.43	58,966,282	2.62	1.18 to 2.00	2.08 to 2.56
2006	5,168,920	13.09 to 13.16	68,535,079	2.24	1.18 to 2.00	9.33 to 9.85
2005	6,554,324	11.91 to 12.04	79,321,483	1.79	1.18 to 2.00	2.19 to 2.67

Oppenheimer Capital Appreciation Sub-Account
2009	6,641,087	7.19 to 9.98	59,810,626	0.33	1.18 to 2.00	42.15 to 42.82
2008	7,693,301	5.03 to 7.02	49,012,805	0.15	1.18 to 2.00	(46.41) to (46.16)
2007	9,339,086	9.35 to 13.10	112,452,032	0.23	1.18 to 2.00	12.27 to 12.80
2006	10,976,967	8.29 to 11.67	119,055,851	0.39	1.18 to 2.00	6.19 to 6.69
2005	12,741,882	7.77 to 10.99	131,575,236	0.94	1.18 to 2.00	3.38 to 3.87

Oppenheimer Core Bond Sub-Account
2009	1,854,010	10.48	19,425,077	-	1.55	8.09
2008	2,670,497	9.69	25,885,750	5.06	1.55	(39.90)
2007	3,909,361	16.13	63,049,647	5.51	1.55	2.93
2006	5,001,584	15.67	78,366,878	5.66	1.55	3.82
2005	6,386,332	15.09	96,382,629	5.33	1.55	1.16

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
Oppenheimer Global Securities Sub-Account
2009	7,844,925	$11.74 to $17.03	$116,691,364	2.32%	1.18% to 2.00%	37.48% to 38.13%
2008	9,206,119	8.50 to 12.39	100,528,424	1.66	1.18 to 2.00	(41.17) to (40.89)
2007	11,752,318	14.37 to 21.05	222,629,283	1.37	1.18 to 2.00	4.57 to 5.07
2006	13,749,758	13.68 to 20.13	252,825,203	1.03	1.18 to 2.00	15.77 to 16.32
2005	14,863,119	11.76 to 17.39	238,191,851	1.03	1.18 to 2.00	12.44 to 12.97

Oppenheimer High Income Sub-Account
2009	2,688,722	3.34 to 3.46	9,131,614	-	1.18 to 2.00	23.27 to 23.85
2008	3,755,321	2.71 to 2.79	10,320,806	8.02	1.18 to 2.00	(79.02) to (78.92)
2007	4,209,814	12.93 to 13.26	54,998,367	7.45	1.18 to 2.00	(1.75) to (1.28)
2006	5,193,645	13.16 to 13.43	68,855,842	7.66	1.18 to 2.00	7.64 to 8.14
2005	5,821,219	12.23 to 12.42	71,506,359	6.49	1.18 to 2.00	0.64 to 1.12

Oppenheimer International Growth Sub-Account
2009	2,377,566	9.81 to 13.45	35,879,613	1.53	1.18 to 2.00	36.97 to 37.61
2008	2,658,339	7.13 to 9.82	30,002,729	1.14	1.18 to 2.00	(43.58) to (43.31)
2007	3,155,605	12.58 to 17.40	66,036,576	0.90	1.18 to 2.00	10.76 to 11.28
2006	3,158,457	11.30 to 15.71	62,423,578	0.64	1.18 to 2.00	28.65 to 29.25
2005	3,253,900	8.74 to 12.21	51,774,714	0.90	1.18 to 2.00	12.20 to 12.73

Oppenheimer Main Street Sub-Account
2009	5,417,115	7.90 to 8.80	46,435,258	2.04	1.18 to 2.00	26.19 to 26.78
2008	6,691,549	6.23 to 6.97	45,436,448	1.63	1.18 to 2.00	(39.48) to (39.19)
2007	8,901,900	10.25 to 11.52	99,874,733	1.04	1.18 to 2.00	2.71 to 3.19
2006	10,899,311	9.93 to 11.22	119,044,224	1.18	1.18 to 2.00	13.15 to 13.68
2005	13,176,897	8.74 to 9.91	127,122,018	1.40	1.18 to 2.00	4.25 to 4.74

Oppenheimer Midcap Sub-Account
2009	5,479,748	3.75 to 6.81	28,952,950	-	1.18 to 2.00	30.44 to 31.05
2008	6,263,813	2.86 to 5.22	25,674,139	-	1.18 to 2.00	(49.90) to (49.67)
2007	7,371,948	5.69 to 10.42	61,812,263	-	1.18 to 2.00	4.58 to 5.08
2006	8,917,327	5.41 to 9.97	73,399,063	-	1.18 to 2.00	1.28 to 1.75
2005	10,406,686	5.32 to 9.84	86,583,311	-	1.18 to 2.00	10.49 to 11.01

Oppenheimer Money Sub-Account
2009	3,139,516	11.42 to 11.45	38,466,620	0.37	1.18 to 2.00	(1.32) to (0.85)
2008	4,823,006	11.55 to 11.57	60,364,406	2.75	1.18 to 2.00	1.10 to 1.57
2007	4,892,036	11.37 to 11.45	60,495,692	4.85	1.18 to 2.00	3.26 to 3.75
2006	4,950,911	10.96 to 11.09	59,137,895	4.60	1.18 to 2.00	3.01 to 3.49
2005	5,471,490	10.59 to 10.76	63,556,936	2.80	1.18 to 2.00	1.18 to 1.66

Oppenheimer Strategic Bond Sub-Account
2009	4,866,233	15.94 to 15.97	78,721,707	0.53	1.18 to 2.00	16.89 to 17.44
2008	5,910,225	13.57 to 13.66	81,639,636	5.35	1.18 to 2.00	(15.61) to (15.22)
2007	7,588,827	16.01 to 16.19	124,067,383	3.52	1.18 to 2.00	7.89 to 8.40
2006	7,715,457	14.77 to 15.00	116,745,250	4.29	1.18 to 2.00	5.73 to 6.23
2005	8,344,030	13.90 to 14.19	119,224,550	4.59	1.18 to 2.00	0.99 to 1.47

Panorama Growth Sub-Account
2009	1,168,959	7.92 to 7.93	12,102,828	1.98	1.18 to 2.00	27.07 to 27.67
2008	1,393,005	6.21 to 6.23	11,320,241	1.77	1.18 to 2.00	(39.43) to (39.14)
2007	1,698,056	10.20 to 10.29	23,044,102	1.23	1.18 to 2.00	3.13 to 3.62
2006	2,044,259	9.85 to 9.97	27,071,815	1.36	1.18 to 2.00	12.80 to 13.33
2005	2,579,467	8.69 to 8.84	30,506,408	1.62	1.18 to 2.00	4.68 to 5.17

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
Panorama Total Return Sub-Account
2009	1,251,319	$7.99 to $8.33	$12,962,938	-%	1.18% to 2.00%	17.82% to 18.38%
2008	1,528,043	6.75 to 7.07	13,437,456	3.52	1.18 to 2.00	(39.66) to (39.37)
2007	2,038,432	11.14 to 11.72	29,909,090	3.12	1.18 to 2.00	4.08 to 4.58
2006	2,480,715	10.65 to 11.26	35,015,007	2.81	1.18 to 2.00	9.88 to 10.39
2005	3,215,720	9.65 to 10.25	41,234,301	2.61	1.18 to 2.00	3.07 to 3.55

PIMCO CommodityRealReturn® Strategy Sub-Account
2009	377,211	8.75 to 8.90	3,334,193	5.70	1.18 to 2.00	39.30 to 39.96
2008	393,346	6.28 to 6.36	2,487,928	5.63	1.18 to 2.00	(44.77) to (44.51)
2007	170,092	11.37 to 11.46	1,942,102	4.75	1.18 to 2.00	21.12 to 21.69
2006	138,254	9.39 to 9.42	1,299,900	5.56	1.18 to 2.00	(6.11) to (5.82)

[1]

The investment income ratios represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the sub-accounts is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

[2]

The expense ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

[3]

The total returns are for the periods indicated, including changes in the value of the underlying fund, and the expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns and unit values are not within the ranges presented.

[4]

In 2006, the Separate Account restated its previously reported investment income ratio for 2005. This restatement had no impact on the Sub-Accounts’ previously reported net assets, net asset value per share or total return.

[5]	For the period January 19, 2008 (commencement of operations) through December 31, 2008.

[6]	For the period February 27, 2009 (commencement of operations) through December 31, 2009.

[7]	For the period May 1, 2009 (commencement of operations) through December 31, 2009.

Notes To Financial Statements (Continued)

B.	The Separate Account assesses charges associated with the contract. These charges are either assessed as a direct reduction in unit values or through a redemption of units for all contracts contained within the Separate Account.

Mortality and Expense Risk Charge*	1.03% - 1.75% of the daily value of the assets invested in each fund.
This charge is assessed through a reduction in unit values.

Administrative Charge	0.15% of the daily value of the assets invested in each fund.
This charge is assessed through a reduction in unit values.

Annual Contract Maintenance Charge	$0 - $40 per contract, annually.
This charge is assessed through the redemption of units.

Contingent Deferred Sales Charge	0.00% - 8.00%
This charge is assessed through the redemption of units.

Death Benefit Options
Charges for these options are assessed through a reduction in unit values.

A. ResetDeath Benefit	0.00% - 0.10% of the daily value of the assets in each fund.

B. RatchetDeath Benefit	0.00% - 0.25% of the daily value of the assets in each fund.

*	The Panorama Premier segment charges its contract owners a mortality and expense risk charge equal, on an annual basis, to 1.25% of the daily value of the assets invested in each fund. Subject to state availability, certificates issued on or after September 10, 2001 will receive an increase in the certificate value allocated to the fund by 0.15% on each certificate anniversary. The net effect of the credit is a mortality and expense risk charge of 1.10%.

9.	FUND SUBSTITUTION

Effective April 28, 2006, several funds were replaced with other funds pursuant to “fund substitutions.” These substitutions were implemented by renaming certain sub-accounts and liquidating other sub-accounts. The sub-accounts that were liquidated had the contract value transferred to a replacement sub-account.

Replaced Fund (no longer available)	Replacement Fund	Former Sub-Account	Current Sub-Account
Sub-accounts renamed:
American Century® VP Income & Growth Fund	MML Income & Growth Fund	American Century VP Income and Growth	MML American Century Income & Growth
American Century® VP Value Fund	MML Mid Cap Value Fund	American Century VP Value	MML American Century Mid Cap Value
American Funds® Asset Allocation Fund (Class 2)	MML Asset Allocation Fund	American Funds® Asset Allocation	MML Capital Guardian Asset Allocation
American Funds® Growth-Income Fund (Class 2)	MML Growth & Income Fund	American Funds® Growth-Income	MML Capital Guardian Growth & Income
Fidelity® VIP Growth Portfolio (Service Class)	MML Large Cap Growth Fund	Fidelity® VIP Growth	MML AllianceBernstein Large Cap Growth
Franklin Small Cap Value Securities Fund (Class 2)	MML Small Cap Value Fund	Franklin Small Cap Value Securities	MML Goldman Sachs Small Cap Value
Janus Aspen Forty Portfolio (Institutional Shares)	MML Concentrated Growth Fund (Class II)	Janus Aspen Forty	MML Legg Mason Concentrated Growth
Janus Aspen Worldwide Growth Portfolio (Institutional Shares)	MML Global Fund (Class II)	Janus Aspen Worldwide Growth	MML Neuberger Berman Global
Scudder VIT Small Cap Index Fund	MML Small Cap Index Fund	Scudder VIT Small Cap Index	MML Small Cap Index
T. Rowe Price Blue Chip Growth Portfolio	MML Blue Chip Growth Fund	T. Rowe Price Blue Chip Growth	MML T. Rowe Price Blue Chip Growth
T. Rowe Price Equity Income Portfolio	MML Equity Income Fund	T. Rowe Price Equity Income	MML T. Rowe Price Equity Income
T. Rowe Price Mid-Cap Growth Portfolio	MML Mid Cap Growth Fund	T. Rowe Price Mid Cap Growth	MML T. Rowe Price Mid Cap Growth
Templeton Foreign Securities Fund (Class 2)	MML Foreign Fund	Templeton Foreign Securities	MML Templeton Foreign
Sub-accounts liquidated:
Calvert Social Balanced Portfolio	MML Asset Allocation Fund	Calvert Social Balanced	MML Capital Guardian Asset Allocation
Fidelity® VIP Growth Opportunities Portfolio (Service Class)	MML Growth & Income Fund	Fidelity® VIP Growth Opportunities	MML Capital Guardian Growth & Income
Janus Aspen Balanced Portfolio (Institutional Shares)	MML Blend	Janus Aspen Balanced	MML Babson Blend
MFS® Investors Trust Series	MML Enhanced Index Core Equity Fund	MFS® Investors Trust	MML Babson Enhanced Index Core Equity
MFS® New Discovery Series	MML Small Cap Index Fund	MFS® New Discovery	MML Small Cap Index

10.	SUBSEQUENT EVENTS

The Account’s management has reviewed events occurring through February 23, 2010, the date the financial statements were issued and no subsequent events occurred requiring accrual or disclosure.

Independent Auditors’ Report

The Board of Directors and Shareholder of

C.M. Life Insurance Company:

We have audited the accompanying statutory statements of financial position of C.M. Life Insurance Company (the “Company”) as of December 31, 2009 and 2008, and the related statutory statements of income (loss), changes in shareholder’s equity, and cash flows for each of the years in the three-year period ended December 31, 2009. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the State of Connecticut Insurance Department (“statutory accounting practices”), which practices differ from U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the variances between the statutory accounting practices and U.S. generally accepted accounting principles discussed in the preceding paragraph, the Company’s financial statements do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2009 and 2008, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2009. In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2009 and 2008, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2009, on the basis of accounting described in Note 2.

As discussed in the notes to the statutory financial statements, the Company changed its accounting for other-than-temporary impairments of structured securities (Notes 2c and 3) in 2008 and 2009 and variable annuity reserves (Note 2c) and deferred income tax assets (Notes 2c and 3) in 2009.

/S/ KPMG LLP

February 19, 2010

C.M. LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF FINANCIAL POSITION

	December 31,
	2009	2008
	(In Millions)
Assets:

Bonds	$3,928	$3,331
Preferred stocks	7	9
Common stocks - subsidiary and affiliates	158	193
Common stocks - unaffiliated	11	10
Mortgage loans	1,073	1,164
Policy loans	186	174
Real estate	16	10
Partnerships and limited liability companies	245	260
Derivatives and other invested assets	151	230
Cash, cash equivalents and short-term investments	459	392

Total invested assets	6,234	5,773

Investment income due and accrued	49	44
Federal income taxes	—	22
Deferred income taxes	56	21
Other than invested assets	11	16

Total assets excluding separate accounts	6,350	5,876

Separate account assets	1,821	1,664

Total assets	$8,171	$7,540

See notes to statutory financial statements

C.M. LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF FINANCIAL POSITION, continued

	December 31,
	2009	2008
	($ In Millions Except For Par Value)
Liabilities:

Policyholders’ reserves	$5,112	$4,789
Liabilities for deposit-type contracts	17	9
Contract claims and other benefits	13	9
Transfers due to (from) separate accounts	(14)	(14)
Payable to parent	23	15
Federal income taxes	2	—
Asset valuation reserve	12	18
Securities sold under agreements to repurchase	299	102
Derivative collateral	128	198
Other liabilities	40	42

Total liabilities excluding separate accounts	5,632	5,168

Separate account liabilities	1,821	1,664

Total liabilities	7,453	6,832

Shareholder’s equity:
Common stock, $200 par value
50,000 shares authorized
12,500 shares issued and outstanding	3	3
Paid-in and contributed surplus	450	390
Surplus	265	315

Total shareholder’s equity	718	708

Total liabilities and shareholder’s equity	$8,171	$7,540

See notes to statutory financial statements

C.M. LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF INCOME (LOSS)

	Years Ended December 31,
	2009	2008	2007
	(In Millions)
Revenue:

Premium income	$872	$780	$538
Net investment income	323	286	338
Fees and other income	52	58	68

Total revenue	1,247	1,124	944

Benefits and expenses:

Policyholders’ benefits	913	1,221	1,530
Change in policyholders’ reserves	113	(219)	(823)
General insurance expenses	62	61	67
Commissions	50	53	47
State taxes, licenses and fees	10	11	11

Total benefits and expenses	1,148	1,127	832

Net gain (loss) from operations before federal income taxes	99	(3)	112

Federal income tax expense (benefit)	6	12	5

Net gain (loss) from operations	93	(15)	107

Net realized capital gains (losses) after tax and transfers to interest maintenance reserve	(49)	(62)	(21)

Net income (loss)	$44	$(77)	$86

See notes to statutory financial statements

C.M. LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CHANGES IN SHAREHOLDER’S EQUITY

	Years Ended December 31,
	2009	2008	2007
	(In Millions)

Shareholder’s equity, beginning of year	$708	$608	$503

Increase (decrease) due to:
Net income (loss)	44	(77)	86
Change in net unrealized capital gains (losses), net of tax	(103)	73	(1)
Change in net unrealized foreign exchange capital gains (losses), net of tax	7	(12)	7
Change in net deferred income taxes	6	18	(10)
Change in nonadmitted assets	(29)	29	18
Change in asset valuation reserve	6	62	6
Prior period adjustments	(3)	7	(1)
Aggregate write-ins for deferred income taxes	23	—	—
Other	59	—	—

Net increase (decrease)	10	100	105

Shareholder’s equity, end of year	$718	$708	$608

See notes to statutory financial statements

C.M. LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2009	2008	2007
	(In Millions)
Cash from operations:
Premium and other income collected	$922	$841	$603
Net investment income	314	304	353
Benefit payments	(901)	(1,230)	(1,525)
Net transfers from (to) separate accounts	206	415	459
Commissions and other expenses	(116)	(156)	(127)
Federal and foreign income taxes recovered (paid)	25	4	(37)

Net cash from operations	450	178	(274)

Cash from investments:
Proceeds from investments sold, matured or repaid:
Bonds	1,493	777	1,146
Common stocks - unaffiliated	13	34	59
Mortgage loans	107	103	195
Real estate	—	—	3
Other	8	71	22

Total investment proceeds	1,621	985	1,425

Cost of investments acquired:
Bonds	(2,100)	(929)	(962)
Common stocks - unaffiliated	(3)	(14)	(33)
Mortgage loans	(24)	(66)	(346)
Real estate	(7)	(2)	(3)
Other	(45)	(75)	(123)

Total investments acquired	(2,179)	(1,086)	(1,467)
Net (increase) decrease in policy loans	(12)	(8)	(14)

Net cash from investments	(570)	(109)	(56)

Cash from financing and other sources:
Net deposits (withdrawals) on deposit-type contracts	8	1	(3)
Capital and paid in surplus	60	—	—
Net securities sold (bought) under agreements to repurchase	198	51	51
Change in derivative collateral	(70)	178	14
Other cash provided (applied)	(9)	3	4

Net cash from financing and other sources	187	233	66

Net change in cash, cash equivalents and short-term investments	67	302	(264)
Cash, cash equivalents and short-term investments, beginning of year	392	90	354

Cash, cash equivalents and short-term investments, end of year	$459	$392	$90

See notes to statutory financial statements

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

1.	Nature of operations

These statutory financial statements include the accounts of C.M. Life Insurance Company (the “Company”), a wholly owned stock life insurance subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”). The Company provides life insurance and annuities to individuals and group life insurance to institutions.

MassMutual Financial Group (“MMFG”) is comprised of MassMutual and its subsidiaries. MMFG is a global, diversified financial services organization providing life insurance, disability income insurance, long-term care insurance, annuities, retirement and income products, investment management, mutual funds, and trust services to individual and institutional customers.

2.	Summary of significant accounting policies

a.	Basis of presentation

The statutory financial statements have been prepared in conformity with the statutory accounting practices of the National Association of Insurance Commissioners (“NAIC”) and the accounting practices prescribed or permitted by the State of Connecticut Insurance Department (“Department”).

Statutory accounting practices are different in some respects from financial statements prepared in accordance with United States of America (“U.S.”) generally accepted accounting principles (“GAAP”). The more significant differences between statutory accounting principles and U.S. GAAP are as follows: (a) certain acquisition costs, such as commissions and other variable costs, that are directly related to acquiring new business, are charged to current operations as incurred, whereas U.S. GAAP generally capitalizes these expenses and amortizes them based on profit emergence over the expected life of the policies or over the premium payment period; (b) statutory policy reserves are based upon prescribed methodologies, such as the Commissioners’ Reserve Valuation Method or net level premium method, and prescribed statutory mortality, morbidity and interest assumptions, whereas U.S. GAAP reserves would generally be based upon the net level premium method or the estimated gross margin method, with estimates of future mortality, morbidity, persistency and interest assumptions; (c) bonds are generally carried at amortized cost, whereas U.S. GAAP generally reports bonds at fair value; (d) beginning with the third quarter of 2008 and through the second quarter of 2009, the Company utilized undiscounted cash flows to determine impairments on structured securities, whereas U.S. GAAP would require the use of discounted cash flows; (e) changes in the balances of deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are charged to shareholder’s equity, whereas U.S. GAAP would generally include the change in deferred taxes in net income; (f) payments received for universal and variable life insurance products and variable annuities are reported as premium income and change in reserves, whereas U.S. GAAP would treat these payments as deposits to policyholders’ account balances; (g) assets are reported at admitted asset value and nonadmitted assets are excluded through a charge against shareholder’s equity, whereas U.S. GAAP records these assets net of any valuation allowance; (h) reinsurance reserve credits, unearned ceded premium, and unpaid ceded claims are reported as a reduction of policyholders’ reserves or liabilities for deposit-type contracts whereas U.S. GAAP would report these balances as an asset; (i) an asset valuation reserve (“AVR”) is reported as a contingency reserve to stabilize shareholder’s equity against fluctuations in the statement value of common stocks, real estate investments, partnerships and limited liability companies (“LLC”) as well as credit-related declines in the value of bonds, mortgage loans and certain derivatives to the extent AVR is greater than zero for the appropriate asset category, whereas U.S. GAAP does not record this reserve; (j) after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the interest maintenance reserve (“IMR”) and amortized into revenue, whereas U.S. GAAP reports these gains and losses as revenue; (k) changes in the fair value of derivative financial instruments are recorded as changes in shareholder’s equity, whereas U.S. GAAP generally reports these changes as revenue unless deemed an effective hedge; (l) comprehensive income is not presented, whereas U.S. GAAP presents changes in unrealized capital gains and losses and foreign currency translations as other comprehensive income; (m) embedded derivatives are recorded as part of the underlying contract, whereas U.S. GAAP would identify and

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

bifurcate certain embedded derivatives from the underlying contract or security and account for them separately at fair value, and (n) certain group annuity and variable universal life contracts, which do not pass-through all investment gains to contract holders, are maintained in the separate accounts and are presented on a single line in the statutory financial statements, whereas U.S. GAAP reports these contracts in the general investments of the company.

The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of assets and liabilities as of the date of the statutory financial statements, and the reported amounts of revenues and expenses during the reporting periods. The most significant estimates include those used in determining the carrying values of investments, the liabilities for future policyholders’ reserves and deposit-type contracts, the amount of mortgage loan investment valuation reserves, real estate held for sale, other-than-temporary impairments (“OTTI”) and the liability for taxes. Future events including, but not limited to, changes in the level of mortality, morbidity, interest rates, persistency and asset valuations and defaults, could cause actual results to differ from the estimates used in the statutory financial statements. Although some variability is inherent in these estimates, management believes the amounts presented are appropriate.

b.	Corrections of errors and reclassifications

Under statutory accounting principles, corrections of prior year errors are recorded in shareholder’s equity on a pretax basis. During 2009, the Company recorded a net decrease to prior period adjustments of $3 million attributable to corrections of prior year errors. This decrease was primarily due to a correction in policyholders’ reserves.

During 2008, the Company recorded a net increase to prior period adjustments of $7 million attributable to corrections of prior year errors. This increase was primarily due to a release of term conversion reserves.

During 2007, the Company recorded a net decrease to prior period adjustments of $1 million attributable to corrections of prior year errors. This decrease was primarily due to a review of certain aged reconciling suspense items resulting in write-offs.

Certain 2008 and 2007 balances have been reclassified to conform to the current year presentation.

c.	Change in accounting principles and methodology

Pursuant to confirmation from the Department, the Company began utilizing undiscounted cash flows to determine OTTI for structured securities in accordance with Statement of Statutory Accounting Principles (“SSAP”) No. 43, “Loan-backed and Structured Securities,” prospectively beginning with the quarter ended September 30, 2008. Prior to July 1, 2008, resulting cash flows were discounted at spreads consistent with the structured and loan-backed security market’s weakness and the uncertainty around the magnitude and timing of cash flows. Had this change to SSAP No. 43 not been made, the Company’s total assets, net income and surplus for the year ended December 31, 2008 under the previous approach would have been reduced by approximately $25 million.

In 2009, the NAIC issued additional guidance related to OTTI. Refer to Note 3 “New accounting standards” for discussion of SSAP 43R.

Effective December 31, 2009, new statutory guidance was issued applying to variable annuity reserves. This new guidance sets forth a principle-based reserve standard designed to improve statutory reserving for variable annuity products with guaranteed death benefits. The scope of this guidance includes all individual and group, deferred and immediate variable annuities as well as other contracts involving certain guaranteed benefits similar to those offered with variable annuities. This guidance applies to in force contracts issued after January 1, 1981.

The NAIC is currently using a similar approach to calculate risk-based capital for these products. The methodology of this guidance is based on that approach and facilitates a framework so companies may determine both reserve and risk-based capital in a consistent calculation.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Actuarial Guideline 43 (“CARVM for Variable Annuities”) became effective December 31, 2009 and was used in the calculation of reserves for guaranteed minimum death benefits as of December 31, 2009. This guideline replaced Actuarial Guideline 34 (“Variable Annuity Minimum Guaranteed Death Benefit Reserves”) which was used in the calculation of reserves prior to December 31, 2009. The reserves held for guaranteed minimum death benefits were $11 million and $28 million, as of December 31, 2009 and 2008, respectively.

During the fourth quarter of 2009, the Company reviewed its reversal pattern with respect to the gross deferred tax asset that relates to the deferred and uncollected premium reserve. Historically, this gross deferred tax asset was not treated as reversing within one year of the balance sheet date. Upon further review, it was determined that this deferred tax asset reverses in its entirety within one year. The effect of this change is included in shareholder’s equity on the Company’s Statutory Statements of Financial Position as of December 31, 2009 totaling approximately $2 million.

d.	Bonds

Generally, bonds are valued at amortized cost using the constant yield interest method with the exception of NAIC category 6 bonds which are carried at the lower of amortized cost or fair value and residential mortgage-backed securities (“RMBS”), which were rated by an outside modeler. Bond transactions are recorded on a trade date basis, except for private placement bonds which are recorded on the funding date.

For fixed income securities that do not have a fixed schedule of payments, such as asset-backed securities (“ABS”), mortgage-backed securities (“MBS”), including RMBS and commercial mortgage-backed securities (“CMBS”), and structured securities, including Collateralized Debt Obligations (“CDOs”), amortization or accretion is revalued quarterly based on the current estimated cash flows, using either the prospective or retrospective adjustment methodologies for each type of security. Certain high quality fixed income securities follow the retrospective method of accounting. Under the retrospective method, the recalculated effective yield equates the present value of the actual and anticipated cash flows, including new prepayment assumptions, to the original cost of the investment. Prepayment assumptions are based on borrower constraints and economic incentives such as the original term, age and coupon of the loan as affected by the interest rate environment. The current carrying value is then increased or decreased to the amount that would have resulted had the revised yield been applied since inception, and investment income is correspondingly decreased or increased. All other fixed income securities, such as floating rate bonds and interest only securities, follow the prospective method of accounting. Under the prospective method, the recalculated future effective yield equates the carrying value of the investment to the present value of the anticipated future cash flows.

The fair value of bonds is based on quoted market prices when available. If quoted market prices are not available, values provided by other third-party organizations are used. If values provided by other third-party organizations are unavailable, fair value is estimated using internal models by discounting expected future cash flows using observable current market rates applicable to yield, credit quality and maturity of the investment or using quoted market values for comparable investments. Internal inputs used in the determination of fair value include estimated prepayment speeds, default rates, discount rates, and collateral values, among others. Structure characteristics and results of cash flow priority are also considered. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants at the financial statement date.

Refer to Note 2aa. “Realized capital gains and losses including other-than-temporary impairments and unrealized capital gains and losses” for information on the Company’s policy for determining OTTI.

e.	Preferred stocks

Generally, preferred stocks in good standing are valued at amortized cost. Preferred stocks not in good standing, those which are rated four through six by the Securities Valuation Office (“SVO”), are valued at the lower of amortized cost or fair value. Fair values of preferred stocks are based on quoted market prices, when available. For preferred stocks without readily ascertainable market values, the Company estimates fair value using broker-dealer quotations or internal models. These models use inputs that are not directly

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

observable or correlated with observable market data. Typical inputs integrated into the Company’s internal discounted expected earnings models include, but are not limited to, earnings before interest, taxes, depreciation, and amortization estimates. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants at the financial statement date.

Refer to Note 2aa. “Realized capital gains and losses including other-than-temporary impairments and unrealized capital gains and losses” for information on the Company’s policy for determining OTTI.

f.	Common stocks - subsidiary and affiliates

The Company accounts for the value of its subsidiary and affiliates, primarily its investment in MML Bay State Life Insurance Company (“MML Bay State”), a wholly owned stock life insurance subsidiary, at its underlying statutory net equity. MML Bay State’s operating results, less dividends declared, are reflected as net unrealized capital gains in the Statutory Statements of Changes in Shareholder’s Equity. Dividends are recorded as net investment income when declared. The cost basis of common stocks - subsidiary and affiliates is adjusted for impairments deemed to be other than temporary consistent with common stocks -unaffiliated.

Refer to Note 2aa. “Realized capital gains and losses including other-than-temporary impairments and unrealized capital gains and losses” for information on the Company’s policy for determining OTTI.

g.	Common stocks - unaffiliated

The fair value of common stocks is based on quoted market prices when available. If quoted market prices are not available, values provided by other third-party organizations are used. If values from other third parties are unavailable, fair values are determined by management using estimates based upon internal models. Typical inputs integrated in the Company’s internal models include estimates based upon comparable company analysis, fundamental impact analysis, broker quotes and last traded price.

Refer to Note 2aa. “Realized capital gains and losses including other-than-temporary impairments and unrealized capital gains and losses” for information on the Company’s policy for determining OTTI.

h.	Mortgage loans

Mortgage loans are valued at the unpaid principal balance of the loan, net of unamortized premium and discount, valuation allowances, nonrefundable commitment fees and mortgage interest points. The mortgage loan portfolio is comprised of commercial mortgage loans, including mezzanine loans, and residential mortgage loan pools. Mezzanine loans are loans secured by a pledge of direct or indirect equity interest in an entity that owns real estate. Mezzanine loans are subordinate to senior secured first liens but are underwritten to maximize the control and/or remedies available to the mezzanine lender. Residential mortgage loan pools are pools of homogeneous residential mortgage loans substantially backed by Federal Housing Administration and Veterans Administration guarantees.

The Company performs annual internal reviews and appraisals to determine if individual mortgage loans are performing or nonperforming. The fair values of performing mortgage loans are estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk. For nonperforming loans, the fair value is the estimated collateral value of the underlying real estate. If foreclosure is probable the Company will obtain an appraisal from an external appraiser.

When, based upon current information and events, it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, a valuation allowance is established for the excess of the carrying value of the mortgage loan over the net value of its collateral. Collectability and estimated recoveries are assessed on a loan-by-loan basis considering all events and conditions relevant to the loan. This evaluation is inherently subjective as it requires estimates that are susceptible to significant revisions as more information becomes available, as changes occur in the market or as negotiations with the borrowing entity evolve. Changes to the valuation allowance are recorded in net unrealized capital gains (losses) in surplus. If there is a significant change in

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

the net value of the collateral, the valuation allowance will be adjusted. At no time will the net carrying amount of the loan exceed the recorded investment in the loan. When an event occurs resulting in an OTTI, previously recorded valuation allowance adjustments are reversed from unrealized capital losses and a direct write-down is recorded as OTTI in realized capital losses.

Interest income earned on impaired loans is accrued on the outstanding principal balance of the loan based on the loan’s contractual coupon rate. Interest is not accrued for impaired loans more than 60 days past due, for loans delinquent more than 90 days, or when collection of interest is improbable. The Company continually monitors mortgage loans where the accrual of interest has been discontinued, and will resume the accrual of interest on a mortgage loan when the facts and circumstances of the borrower and property indicate that the payments will continue to be received per the terms of the original or modified mortgage loan agreement.

Refer to Note 2aa. “Realized capital gains and losses including other-than-temporary impairments and unrealized capital gains and losses” for information on the Company’s policy for determining OTTI.

i.	Policy loans

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy. At issuance, policy loans are fully secured by the cash surrender value of the policy. Unsecured amounts can occur when subsequent charges are incurred on the underlying policy without the receipt of additional premium. Unsecured amounts were less than $1 million as of December 31, 2009 and 2008, which were nonadmitted. Policy loans earn interest calculated based upon either a fixed or a variable interest rate. Variable rate policy loans are adjusted at least annually and their carrying value approximates the fair value. For loans issued with a fixed interest rate, fair value is estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk. Accrued investment income on policy loans more than 90 days past due is included in the unpaid balance of the policy loan.

j.	Real estate

Investment real estate, which the Company has the intent to hold for the production of income is carried at depreciated cost, less encumbrances. Depreciation is calculated using the straight-line method over the estimated useful life of the real estate holding, not to exceed 40 years. Depreciation expense is included in net investment income.

When an investment in real estate, held for the production of income is transferred to real estate, held for sale, it is transferred at the lower of depreciated cost or fair value, less selling costs. Real estate classified as held for sale is not depreciated. Adjustments to the carrying value of real estate held for sale are recorded in a valuation reserve when fair value less selling costs is below depreciated cost and are included in realized capital losses.

Real estate acquired in satisfaction of debt is recorded at the lower of cost or fair value at the date of foreclosure and is classified as held for sale.

Fair value is generally estimated using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks. The Company also obtains external appraisals for a rotating selection of properties on an annual basis. If an external appraisal is not obtained, an internal appraisal is performed.

Refer to Note 2aa. “Realized capital gains and losses including other-than-temporary impairments and unrealized capital gains and losses” for information on the Company’s policy for determining OTTI.

k.	Partnerships and limited liability companies

Partnerships and limited liability companies (“LLCs”), except for partnerships which generate low income housing tax credits (“LIHTC”), are accounted for using the equity method with the change in the equity value of the underlying investment recorded in surplus. Distributions received are recognized as net investment income to the extent the distribution does not exceed previously recorded accumulated undistributed earnings.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Investments in partnerships which generate LIHTC are carried at amortized cost unless considered impaired. Under the amortized cost method, the excess of the carrying value of the investment over its estimated residual value is amortized into income during the period in which tax benefits are recognized.

The equity method is suspended if the carrying value of the investment is reduced to zero due to losses from the investment. Once the equity method is suspended, losses are not recorded until the investment returns to profitability and the equity method is resumed. However, if the Company has guaranteed obligations of the investment or is otherwise committed to provide further financial support for the investment, losses will continue to be reported up to the amount of those guaranteed obligations or commitments.

Refer to Note 2aa. “Realized capital gains and losses including other-than-temporary impairments and unrealized capital gains and losses” for information on the Company’s policy for determining OTTI.

l.	Derivatives and other invested assets

Derivatives and other invested assets consist of investments in derivative financial instruments and other miscellaneous investments.

Derivative financial instruments are carried at estimated fair value, which is based primarily upon quotations obtained from independent sources. In addition, the Company models a limited number of these instruments internally. These quotations are compared to internally derived prices and a price challenge is lodged with the independent source when a significant difference cannot be explained by appropriate adjustments to the internal model. Ultimately, the Company utilizes the internally derived value as its measurement of fair value for these instruments. When quotes from independent sources are not reliable, the internally derived value is recorded. Changes in the fair value of these instruments are recorded as unrealized capital gains and losses in surplus. Gains and losses realized on the termination, closing or assignment of contracts are recorded as realized capital gains and losses. Amounts receivable and payable are accrued.

m.	Cash, cash equivalents and short-term investments

The Company considers all highly liquid investments purchased with maturities of three months or less to be cash and cash equivalents.

Short-term investments, which are carried at amortized cost, consist of all highly liquid investments purchased with maturities of greater than three months and less than or equal to 12 months. Investments in money market mutual funds, commercial paper, and securities purchased under agreements to resell are classified as short-term investments.

The carrying value reported in the Statutory Statements of Financial Position for these instruments approximates the fair value.

n.	Investment income due and accrued

Accrued investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on the ex-dividend date. Due and accrued income is not recorded on: (a) bonds in default; (b) impaired bonds and mortgage loans more than 60 days past due; (c) bonds and mortgage loans delinquent more than 90 days or where collection of interest is improbable; (d) rent in arrears for more than 90 days; and (e) policy loan interest due and accrued in excess of the cash surrender value of the underlying contract.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

o.	Other than invested assets

Other than invested assets primarily includes reinsurance receivables and deferred and uncollected premium.

p.	Nonadmitted assets

Assets designated as nonadmitted by the NAIC include the amount of the deferred tax asset (subject to certain limitations) that will not be realized by the end of the third calendar year, the disallowed interest maintenance reserve (when in a net asset position), certain investments in partnerships for which audits are not performed, advances and prepayments, and related party amounts outstanding greater than 90 days from the due date. Such amounts are excluded from the Statutory Statements of Financial Position.

q.	Separate accounts

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of variable annuity, variable life and other insurance contract/policyholders to meet specific investment objectives. Separate account assets consist principally of marketable securities reported at fair value. Separate account assets can only be used to satisfy separate account liabilities and are not available to satisfy the general obligations of the Company. The Company’s revenue reflects fees charged to the separate accounts, including administrative and investment advisory fees.

The Company only has separate accounts classified as nonguaranteed for which the contract/policyholder assumes the investment risk. Premium income, benefits and expenses of the separate accounts are included in the Statutory Statements of Income (Loss). Investment income and realized capital gains and losses on the assets of separate accounts accrue to contract/policyholders and are not recorded in the Statutory Statements of Income (Loss). Unrealized capital gains and losses on assets of separate accounts accrue to contract/policyholders and, accordingly, are reflected in the separate account liability to the contract/policyholder.

r.	Policyholders’ reserves

Policyholders’ reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premium on policies in force.

Reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the net level premium or the Commissioners’ Reserve Valuation Method bases using the 1958 or 1980 Commissioners’ Standard Ordinary mortality tables with assumed interest rates. Reserves for disability riders associated with life contracts are calculated using morbidity rates from the 1952 Period 2 Intercompany Disability Table.

Reserves for individual payout annuities are developed using accepted actuarial methods computed principally under the Commissioners’ Annuity Reserve Valuation Method (“CARVM”) using applicable interest rates and mortality tables, primarily the 1983 Individual Annuity Mortality and Annuity 2000 tables. The primary risk for fixed payout annuities is the risk that the company may have insufficient investment income to fund the required interest and for those which have a life contingent element, that the annuitant might live longer than the mortality tables predict.

Reserves for individual deferred annuities are developed using accepted actuarial methods computed principally under CARVM using applicable interest rates and mortality tables, primarily the 1983 Individual Annuity Mortality and Annuity 2000 tables. The primary risk for fixed deferred annuities is that insufficient investment income is earned to fund the minimum guarantees or that customers may choose to withdraw funds in an environment where interest rates have increased significantly in a very short period of time.

New statutory guidance applying to variable annuity reserves became effective December 31, 2009. This new guidance sets forth a principle-based reserve interpretation designed to clarify statutory reserving,

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

particularly CARVM for variable annuity products with guaranteed death benefits. The scope of this guidance includes all individual deferred and immediate variable annuities as well as other contracts involving certain guaranteed benefits similar to those offered with variable annuities. This guidance supersedes the existing statutory reserve requirements and applies to in force contracts issued after January 1, 1981.

As of December 31, 2009, reserves for individual variable deferred annuities are developed using accepted actuarial methods computed principally under CARVM for variable annuities using applicable interest rates and mortality tables, primarily the 1994 Minimum Guaranteed Death Benefit or Annuity 2000 tables. The liability is evaluated under both a standard scenario and stochastic scenarios. The Company holds the higher of the standard or stochastic scenarios. In addition, the Company elected to hold additional reserves above those indicated based on the standard scenario in order to maintain a prudent level of reserve adequacy.

The standard scenario is a prescriptive reserve with minimal company discretion. The primary driver of the standard scenario results is the composition of the in force, with the key factor being the extent to which the guarantees are “in the money.” Being “in the money” is driven primarily by equity markets and interest rates.

For the stochastic scenarios, the Company uses the American Academy of Actuaries’ scenarios. Prudent estimate assumptions used for policyholder behavior (lapses, partial withdrawals, annuitization, and additional premium), mortality, expenses and commissions, investment management fees and taxes are consistent with those used for asset adequacy testing and based on Company experience. The key drivers for the stochastic results are the degree that the variable annuity benefits are “in the money” given equity market levels, expenses and discount interest rates.

Tabular interest, tabular reserves less actual reserves released, and tabular cost for all life and annuity contracts and supplementary contracts involving life contingencies are determined in accordance with NAIC Annual Statement instructions. For tabular interest, term products use a formula that applies a weighted average interest rate determined from a seriatim valuation file to the mean average reserves. Universal life, variable life, group life, annuity and supplemental contracts use a formula which applies a weighted average credited rate to the mean account value. For contracts without an account value a weighted average statutory valuation rate is applied to the mean statutory reserve or accepted actuarial methods using applicable interest rates are applied.

The Company waives deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Reserves are computed using continuous functions to reflect these practices.

The reserve method applied to standard policies is used for substandard reserve calculations based on a substandard mortality rate (a multiple of standard reserve tables).

The Company had total life insurance in force of $47,655 million and $51,407 million as of December 31, 2009 and 2008, respectively. Of this total, the Company had $2,057 million and $3,178 million of life insurance in force as of December 31, 2009 and 2008, respectively, for which the gross premium was less than the net premium according to the standard valuation set by the Department. The gross premium is less than the net premium needed to establish the reserves because the statutory reserves must use industry standard mortality tables, while the gross premium calculated in pricing uses mortality tables that reflect both the Company’s experience and the transfer of mortality risk to reinsurers.

Certain variable universal life and universal life contracts include features such as guaranteed minimum death benefits (“GMDBs”), or other guarantees that ensure continued death benefit coverage when the policy would otherwise lapse. The value of the guarantee is only available to the beneficiary in the form of a death benefit. The liability for variable and universal life GMDBs and other guarantees is included in policyholders’ reserves and the related change in this liability is included in change in policyholders’ reserves.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Certain individual variable annuity products issued by the Company offer GMDBs. The liability for GMDBs is included in policyholders’ reserves and the related change in this liability is included in change in policyholders’ reserves. The Company’s GMDB reserves are calculated in accordance with actuarial guidelines.

Variable annuity GMDBs provide a death benefit if the contract value is less than the guaranteed minimum amount. Some contracts provide that guarantee upon the contract owner’s death while others provide it upon the annuitant’s death. This amount may be based on a return of premium (the premium paid less amounts withdrawn), a roll-up (an accumulation of premium at a specified interest rate adjusted for withdrawals), a reset (the contract value on a specified anniversary date adjusted for subsequent withdrawals, which is allowed to decrease when reset), or a ratchet (the contract value on a specified anniversary date adjusted for subsequent withdrawals, which is never allowed to decrease when reset). For a variable annuity contract, a decline in the stock market causing the contract value to fall below the specified amount will increase the net amount at risk, which is the GMDB in excess of the contract value.

All policyholders’ reserves and accruals are based on the various estimates discussed previously and are presented net of reinsurance. Management believes that these liabilities and accruals represent management’s best estimate and will be sufficient, in conjunction with future revenues, to meet future anticipated obligations of policies and contracts in force.

s.	Liabilities for deposit-type contracts

Liabilities for investment-type contracts such as supplementary contracts not involving life contingencies are based on account value or accepted actuarial methods using applicable interest rates. Fair value is estimated by discounting expected future cash flows using current market rates.

t.	Transfers due from separate accounts

Transfers due from separate accounts represent a net receivable from the Company’s separate accounts.

u.	Asset valuation reserve

The Company maintains an AVR. The AVR is a contingency reserve to stabilize shareholder’s equity against fluctuations in the statement value of common stocks, real estate investments, partnerships and LLCs as well as credit-related declines in the value of bonds, mortgage loans, and certain derivatives to the extent that AVR is greater than zero for the appropriate asset category. The AVR is reported in the Statutory Statements of Financial Position and the change in AVR is reported in the Statutory Statements of Changes in Shareholder’s Equity.

v.	Interest maintenance reserve

The Company maintains an IMR. The IMR is used to stabilize net income against fluctuations in interest rates. After-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the IMR and amortized into revenue using the grouped amortization method. The IMR is included in other liabilities on the Company’s Statutory Statements of Financial Position, or if negative, is nonadmitted and excluded from the Statutory Statements of Financial Position.

w.	Securities sold under agreements to repurchase

The Company has entered into contracts for securities sold under agreements to repurchase whereby the Company sells securities and simultaneously agrees to repurchase the same or substantially the same securities. Securities sold with agreement to repurchase are accounted for as collateralized borrowings with the proceeds from the sale of the securities recorded as a liability and the underlying securities recorded as an investment by the Company. Earnings on these investments are recorded as investment income and the difference between the proceeds and the amount at which the securities will be subsequently reacquired is amortized as interest expense, a component of investment expense which is reported in net investment

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

income on the Statutory Statements of Income (Loss). The Company utilizes the proceeds from these agreements to make investments in short-term or cash equivalent investments.

The Company provides collateral as dictated by the agreements to the counterparty in exchange for a loan amount. If the fair value of the securities sold becomes less than the loan amount, the counterparty may require additional collateral.

x.	Other liabilities

Other liabilities primarily include liabilities related to unsettled suspense balances, derivative payables and due and accrued expenses.

y.	Reinsurance

The Company enters into reinsurance agreements with affiliated and unaffiliated insurers in the normal course of business in order to limit its insurance risk. The Company’s initial retention limit per individual life insured is generally $15 million.

Premium income, benefits to policyholders, and policyholders’ reserves are stated net of reinsurance. Premium, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company records a receivable for reinsured benefits paid and reduces policyholders’ reserves for the portion of insurance liabilities that are reinsured. Commissions and expense allowances on reinsurance ceded and modified coinsurance reserve adjustments on reinsurance ceded are recorded as revenue.

z.	Premium and related expense recognition

Life insurance premium revenue is generally recognized annually on the anniversary date of the policy and excess premium for flexible products is recognized when received. Annuity premium is recognized as revenue when received.

Premium revenue is adjusted by the related deferred premium adjustment. Deferred premium adjusts for the overstatement created in the calculation of reserves as the reserve computation assumes the entire year’s net premium is collected annually at the beginning of the policy year and does not take into account installment or modal payments. Commissions and other costs related to issuance of new policies and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded as a reduction of benefits and expenses.

aa.	Realized capital gains and losses including other-than-temporary impairments and unrealized capital gains and losses

Realized capital gains and losses, net of taxes, exclude gains and losses deferred into the IMR and gains and losses of the separate accounts. Realized capital gains and losses are recognized in net income and include OTTI, which are determined using the specific identification method.

Bonds - general

The Company employs a systematic methodology to evaluate OTTI by conducting a quarterly analysis of all bonds. The Company considers the following factors, where applicable depending on the type of securities, in the evaluation of whether a noninterest related decline in value is other than temporary: (a) the likelihood that the Company will be able to collect all amounts due according to the contractual terms of the debt security; (b) the present value of the expected future cash flows of the security; (c) the characteristics, quality and value of the underlying collateral or issuer securing the position; (d) collateral structure; (e) the length of time and extent to which the fair value has been below amortized cost; (f) the financial condition and near-term prospects of the issuer; (g) adverse conditions related to the security or industry; (h) the rating of the security; and (i) the Company’s ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery to amortized cost. The Company considers

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

the following factors in the evaluation of whether an interest related decline in value is other than temporary: (a) the Company’s near-term intent to sell; (b) the Company’s contractual and regulatory obligations; and (c) the Company’s ability and intent not to sell the investment until anticipated recovery of the cost of the investment. The Company also considers other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes in value. When a bond is other-than-temporarily impaired, a new cost basis is established. Any difference between the new amortized cost basis and any increases in the present value of future cash flows expected to be collected is accreted into net investment income over the expected life of the bond.

As of July 1, 2009, if the Company has the intent to sell or the inability or lack of intent to retain the investment in a loan-backed or structured security for a period of time sufficient to recover the amortized cost basis, OTTI are recognized in earnings as realized losses equal to the entire difference between the investments’ amortized cost bases and their fair values at the balance sheet date. Otherwise, if the present value of cash flows expected to be collected is less than the amortized cost basis of the security, an OTTI is recognized in earnings as a realized loss equal to the difference between the investment’s amortized cost basis and the present value of cash flows expected to be collected, discounted at the loan-backed or structured security’s effective interest rate. For the period from July 1, 2008 through June 30, 2009, the Company utilized undiscounted cash flows to determine OTTI for structured securities. Internal inputs used in determining the amount of the OTTI on structured securities included collateral performance including prepayment speeds, default rates, and loss severity based on borrower and loan characteristics, as well as deal structure including subordination, over-collateralization and cash flow priority. Prior to July 1, 2008, resulting cash flows were discounted at spreads consistent with their fair values. This review process provided a framework for deriving OTTI in a manner consistent with market participant assumptions. In these analyses, credit quality by loan vintage, collateral type and investment structure were critical elements in determining OTTI.

Bonds - ABS and MBS

ABS and MBS are evaluated for OTTI on a periodic basis using scenarios customized by collateral type. Cash flow estimates are based on various assumptions and inputs obtained from external industry sources along with internal analysis and actual experience. Assumptions are based on the specifics of each security including collateral type, loan type, vintage, and position in the structure. Where applicable, assumptions include prepayment speeds, default rates and severity, weighted average maturity, collateral values, and changes in the collateral values.

Bonds - CDOs

The Company has a review process for determining if CDO investments are at risk for OTTI. For the senior, mezzanine and junior debt tranches, cash flows are modeled using five scenarios based on the current ratings and values of the underlying corporate credit risks and incorporating prepayment and default assumptions that vary according to collateral attributes of each deal. The prepayment and default assumptions are varied within each model based upon rating (base case), historical expectations (default), rating change improvement (optimistic), rating change downgrade (pessimistic), and fair value (market). The default rates produced by these five scenarios are assigned an expectation weight according to current market and economic conditions and fed into a sixth scenario. OTTI are recorded if this sixth scenario results in the default of any principal or interest payments due.

For the most subordinated noncoupon bearing junior tranches (CDO tranches), the present value of the projected cash flows in the sixth scenario are measured using an effective yield. If the current book value of the security is greater than the present value measured using an effective yield, then OTTI are taken in an amount sufficient to produce their effective yield. Certain CDOs cannot be modeled using all six scenarios because of limitations on the data needed for all scenarios. The cash flows for these CDOs, including foreign denominated CDOs, are projected using a customized scenario management believes is reasonable for the applicable collateral pool.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Common and preferred stock

The cost basis of common and preferred stocks is adjusted for impairments deemed to be other than temporary. The Company considers the following factors in the evaluation of whether a decline in value is other than temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company’s ability and intent to retain the investment for a period of time sufficient to allow for a near-term recovery in value; and (c) the period and degree to which the value has been below cost. The Company conducts a quarterly analysis of issuers whose common or preferred stock is not-in-good standing or valued below 80% of cost. The Company also considers other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes. If the impairment is other than temporary, a new cost basis is established.

Mortgage loans

When it is probable that the Company will be unable to collect all amounts due according to contractual terms of the mortgage loan agreement, the valuation allowance adjustment is reversed from unrealized capital losses and recorded as OTTI in realized capital losses. When an event occurs resulting in an OTTI, a new cost basis is established at the fair value of the collateral. An impairment is deemed other than temporary when the acquisition of the collateral is probable. The amount recorded reflects a reasonable estimate of the collateral value.

Real estate

For real estate held for the production of income, depreciated cost is adjusted for impairment whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable, with the impairment being included in realized capital losses. An impairment is recognized if the carrying amount exceeds the sum of undiscounted cash flows expected to result from the uses and dispositions. The impairment loss is measured as the amount by which the carrying value exceeds its fair value.

For real estate held for sale, the fair value is determined by an appraisal based on relevant market data and net sale price. Any subsequent declines in value are recorded as an impairment included in realized capital losses.

Partnerships and LLCs

When it is probable that the Company will be unable to recover the outstanding carrying value of an investment based on undiscounted cash flows, or there is evidence indicating an inability of the investee to sustain earnings to justify the carrying value of the investment, OTTI are recognized in realized capital losses reflecting the excess of the carrying value over the estimated fair value of the investment. The estimated fair value is determined by assessing the value of the partnership’s or LLC’s underlying assets, cash flow, current financial condition and other market factors.

For determining impairments in partnerships which generate LIHTC, the Company uses the present value of all future benefits, the majority of which are tax credits, discounted at a risk-free rate ranging from 0.9% for future benefits of two years to 3.7% for future benefits of ten years or greater and compares the results to its current book values. Impairments are recognized as realized capital losses.

Unrealized capital gains and losses

Unrealized capital gains and losses are recorded as a change in shareholder’s equity.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

bb.	Federal income taxes

Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax liabilities. Current tax expense is reported on the income statement as federal income tax expense if resulting from operations, and within net realized capital gains (losses) if resulting from capital transactions. Changes in the balances of deferred taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported within shareholder’s equity. Changes to deferred income taxes are reported on various lines within shareholder’s equity. Limitations of deferred income taxes are recorded on the change in nonadmitted assets line, whereas, deferred taxes associated with net unrealized capital gains (losses) are shown within that caption on a net basis. Accordingly, the reporting of statutory to tax temporary differences, such as reserves and policy acquisition costs, and of statutory to tax permanent differences, such as tax-exempt interest and tax credits, results in effective tax rates that differ from the federal statutory tax rate.

3.	New accounting standards

In November 2009, the NAIC issued new guidance pertaining to accounting requirements for income taxes, which increases the potential admittance of deferred tax assets. It provides an increase in the admissibility limitation from 10% to 15% of surplus and an increase in the reversal/realization periods from one to three years. It requires gross deferred tax assets to be reduced by a statutory valuation allowance if it is more likely than not that some portion or all of the gross deferred tax assets will not be realized. The valuation allowance is required whether or not an insurer can admit a higher deferred tax asset based on the new standard, i.e. whether its risk-based capital (“RBC”) exceeds the minimum threshold. Significant disclosures are required, including splitting the deferred tax asset and deferred tax liability by character, regardless of whether the company is eligible for the enhanced deferred tax asset admissibility standard This guidance was issued as Statement of Statutory Accounting Principles (“SSAP”) No. 10R, “Income Taxes – Revised, A Temporary Replacement of SSAP No. 10,” and is effective for 2009 annual statements and 2010 interim and annual statements. In the event subsequent deferred tax asset admission guidance is not adopted by the end of this statement’s effective period, SSAP No. 10 is reinstated as authoritative guidance for accounting and reporting of income taxes for statutory financial statements. The effect, as of December 31, 2009, of adopting this pronouncement was an increase to deferred tax assets of approximately $23 million.

In September 2009, the NAIC issued new guidance pertaining to loan-backed and structured securities, which supersedes existing guidance regarding treatment of cash flows when quantifying changes in valuation and impairments of loan-backed and structured securities. This revised guidance provides information on accounting for structured securities and beneficial interests with the primary impact related to OTTI. It requires the bifurcation of impairment losses into interest and noninterest related portions. The noninterest portion is the difference between the present value of cash flows expected to be collected from the security and the amortized cost basis of the security. The interest portion is the difference between the present value of cash flows expected to be collected from the security and its fair value at the balance sheet date. If there is no intent to sell and the company has the intent and the ability to retain the investment to recovery, then only the noninterest loss is recognized through earnings. However, if there is an intent to sell or the company does not have the intent and ability to hold the investment for a period of time sufficient to recover the amortized cost basis, the security must be written down to fair value and the loss recognized through earnings. This guidance requires a cumulative effect adjustment to statutory surplus as of July 1, 2009. For any previously other-than-temporarily impaired structured security to be included in the cumulative effect adjustment, the company must still hold the security as of September 30, 2009, must not have the intent to sell the security and must have the intent and ability to hold the security for a period of time sufficient to recover the security’s amortized cost basis. It further requires additional disclosures, including a listing of all investments where the present value of cash flows is less than amortized cost for securities with a recognized OTTI. This guidance was issued as SSAP No. 43R, “Loan-backed and Structured Securities,” and is effective September 30, 2009. The cumulative effect, as of July 1, 2009, of adopting this pronouncement was a decrease to surplus of approximately $2 million, net of the impact of AVR and income taxes. In December 2009, the NAIC amended SSAP No. 43R to incorporate new guidance to determine the designation and carrying value for non-agency Residential Mortgage Backed Securities (“RMBS”). The NAIC contracted with PIMCO, an independent third party, to model the RMBS.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

To establish the initial NAIC designation, the current book price is compared to the range of values generated by PIMCO’s analysis and assigned to the six NAIC designations for each CUSIP to determine the security’s carrying value method (amortized cost or fair value). For Life companies, securities with NAIC designation 1-5 are held at amortized cost, securities with NAIC designation 6 are held at fair value. When it is initially determined that a security is an NAIC 6 designation that should be held at fair value, then the process is repeated comparing the new carrying value (fair value instead of amortized cost) to the modeled value and basing the final designation on that result. This modification was effective for year end 2009. This new value was used to determine the final NAIC rating to be reported in the Annual Statement and the RBC charge for each residential mortgage backed security.

In December 2008, the NAIC issued new guidance pertaining to accounting for transfers and servicing of financial assets and extinguishments of liabilities. This guidance requires that all servicing assets and servicing liabilities should initially be measured at fair value. It also requires the inclusion of separately recognized servicing assets and servicing liabilities in the calculation of proceeds from the sale of assets and modifies the illustrations included within previously issued guidance. It further revises the accounting measurement method for such items to a fair value measurement method. It confirms guidance regarding servicing assets and servicing liabilities established from the transfer of financial assets to a qualifying special purpose entity in a guaranteed mortgage securitization in which the transferor retains all of the resulting securities. It also continues nonsubstantive revisions in which the term “retained interests” is replaced with “interests that continue to be held by the transferor,” and amends the definition to exclude servicing assets and servicing liabilities. This guidance was issued as SSAP No. 91(R), “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities,” and was effective January 1, 2009. Adoption of this statement did not have a significant impact on the Company.

In September 2008, the NAIC issued guidance pertaining to accounting for certain securities subsequent to an OTTI. This guidance establishes the statutory accounting principles for the treatment of premium or discount applicable to certain securities subsequent to the recognition of an OTTI. It requires that, after recognizing an OTTI, the fair value on the impairment date becomes the new cost basis, and the insurer must amortize any premium or accrete any discount to the par value by the maturity date, or to realizable value if the anticipated recovery is less than par. The unaccrued discount would be accrued over the remaining life of the security based on the amount and timing of future estimated cash flows. It also clarifies that for reporting entities required to maintain such reserves, credit related OTTI losses are to be recorded through the AVR, while interest related OTTI losses are to be recorded through the IMR. This guidance was issued as SSAP No. 99, “Accounting for Certain Securities Subsequent to an Other-Than-Temporary Impairment,” and was effective January 1, 2009. The Company has recorded an impact of less than $1 million of additional income.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

4.	Investments

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality, or individual investment.

a.	Bonds

The carrying value and fair value of bonds were as follows:

	December 31, 2009
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Millions)

U. S. government	$815	$—	$45	$770
States, territories and possessions	27	1	1	27
Special revenue	76	5	3	78
Industrial and miscellaneous	2,842	112	140	2,814
Credit tenant loans	2	—	—	2
Parent, subsidiaries and affiliates	166	2	27	141

Total	$3,928	$120	$216	$3,832

Note: The unrealized loss column does not include $7 million in unrealized losses which are embedded in the carrying value column. These unrealized losses embedded in the carrying value column include $6 million from NAIC category 6 bonds and $1 million reclassified from NAIC category 6 for RMBS with ratings obtained from future losses modeling performed by an outside modeler.

	December 31, 2008
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Millions)

U. S. government	$250	$49	$1	$298
All other governments	19	—	1	18
Special revenue	163	5	—	168
Public utilities	183	2	13	172
Industrial and miscellaneous	2,561	18	408	2,171
Credit tenant loans	8	—	—	8
Parent, subsidiaries and affiliates	147	—	46	101

Total	$3,331	$74	$469	$2,936

Note: The unrealized loss column does not include $10 million in unrealized losses from NAIC category 6 bonds which are embedded in the carrying value column.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The table below sets forth the Securities Valuation Office (“SVO”) ratings for the bond portfolio as of December 31, 2009, along with what the Company believes were the equivalent rating agency designations, for all bonds except RMBS, which were rated by an outside modeler:

		December 31, 2009
NAIC Class	Equivalent Rating Agency Designation	Carrying Value	% of Total
		($ In Millions)

1	Aaa/Aa/A	$2,306	58%
2	Baa	1,277	33
3	Ba	155	4
4	B	108	3
5	Caa and lower	58	1
6	In or near default	24	1

	Total	$3,928	1000%

The table below sets forth RMBS securities as of December 31, 2009 after reflection of the mandated adjustment to NAIC designation from future loss modeling performed by an outside modeler:

	December 31, 2009
NAIC Class	Carrying Value	% of Total
	($ In Millions)

1	$241	83%
2	11	4
3	17	6
4	18	6
5	4	1
6	1	—

Total	$292	100%

Note: The table above excludes $1 million of RMBS securities that were not modeled.

The table below sets forth the SVO ratings for the total bond portfolio as of December 31, 2008, along with what the Company believes were the equivalent rating agency designations:

		December 31, 2008
NAIC Class	Equivalent Rating Agency Designation	Carrying Value	% of Total
		($ In Millions)

1	Aaa/Aa/A	$2,001	60%
2	Baa	984	29
3	Ba	159	5
4	B	108	3
5	Caa and lower	55	2
6	In or near default	24	1

	Total	$3,331	100%

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table summarizes the carrying value and fair value of bonds as of December 31, 2009 by contractual maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties. Securities that are not due on a single maturity date are included as of the final maturity date.

	Carrying Value	Fair Value
	(In Millions)

Due in one year or less	$204	$207
Due after one year through five years	1,248	1,258
Due after five years through ten years	1,506	1,512
Due after 10 years	970	855

Total	$3,928	$3,832

The proceeds from sales of bonds were $948 million for the year ended December 31, 2009 and $204 million for the year ended December 31, 2008

The following is an analysis of the fair values and gross unrealized losses aggregated by bond category and length of time that the securities were in a continuous unrealized loss position as of December 31, 2009 and 2008.

	December 31, 2009
	Less than 12 months			12 months or longer
	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers
	($ In Millions)

U. S. government	$710	$25	6	$51	$20	1
States, territories and possessions	9	—	8	3	—	2
Special revenue	2	—	2	4	3	5
Industrial and miscellaneous	325	16	293	573	128	500
Parent, subsidiaries and affiliates	89	5	7	45	26	5

Total	$1,135	$46	316	$676	$177	513

Note: The unrealized losses in this table include $7 million of losses embedded in the carrying value of bonds. These unrealized losses include $6 million from NAIC 6 category bonds and $1 million reclassified from NAIC 6 for RMBS with ratings obtained from future losses modeling performed by an outside modeler.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2008
	Less than 12 months			12 months or longer
	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers
	($ In Millions)

U. S. government	$68	$1	2	$1	$—	1
States, territories and possessions	8	—	11	2	—	1
Special revenue	24	—	22	4	—	5
Public utilities	97	7	65	30	6	21
Industrial and miscellaneous	1,112	150	843	564	268	399
Credit tenant loans	6	—	5	—	—	—
Parent, subsidiaries and affiliates	79	16	4	16	31	5

Total	$1,394	$174	$952	617	$305	432

Note: The unrealized losses in this table include $10 million of unrealized losses from NAIC category 6 bonds which are embedded in the carrying value of bonds.

For industrial and miscellaneous, the decrease in unrealized loss for the current period, for the less than twelve months category, is due to asset sales, OTTI and market recovery. In addition, the unrealized loss includes a $3 million decrease in unrealized losses from NAIC category 6 bonds. For industrial and miscellaneous, the majority of the unrealized losses are due to a reduction in fair value since the bonds were issued, resulting from the decline in the credit markets, liquidity, and other uncertainties that are reflected in current market values. These factors continue to impact the value of residential mortgage-backed securities (“RMBS”) and have now spread to the broader bond market significantly affecting values in leveraged loans and commercial mortgage-backed securities (“CMBS”). Deterioration of underlying collateral, downgrades of credit ratings, or other factors may lead to further declines in value.

As of December 31, 2009, investments in structured and loan-backed securities, including holdings for which an OTTI has not been recognized in earnings and which are in an unrealized loss position, had a fair value of $761 million which were in an unrealized loss position of $27 million. These investments in an unrealized loss position greater than 12 months of $65 million had a fair value of $199 million. These investments were primarily U.S. government and industrial and miscellaneous.

Based on the Company’s policies, as of December 31, 2009 and 2008, the Company has not deemed these investments to be other-than-temporarily impaired because the carrying value of the investments is expected to be realized based on our analysis of fair value or, for loan-backed and structured securities based on present value of cash flows, and the Company has the ability and intent not to sell these investments until recovery, which may be maturity.

The Company did not sell any securities at a loss or in a loss position with the NAIC’s designation 3 or below through the years ended December 31, 2009 or 2008, that were reacquired within 30 days of the sale date.

The Company had assets which were on deposit with government authorities or trustees as required by law in the amount of $3 million as of December 31, 2009 and 2008.

Residential mortgage-backed exposure

As of December 31, 2009, of the $3,733 million of U.S. government, special revenue, and industrial and miscellaneous bonds, the Company had $363 million of RMBS bonds and Collateralized Debt Obligations (“CDOs”) with residential mortgage exposure, of which $119 million was prime, $185 million was Alt-A and $59 million was subprime. As of December 31, 2008, of the $2,974 million of U.S. government, special revenue, and industrial and miscellaneous bonds, the Company had $725 million of RMBS bonds and CDOs with residential mortgage exposure, of which $400 million was prime, $241 million was

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Alt-A and $84 million was subprime. The Alt-A category includes option adjustable rate mortgages, and the subprime category includes “scratch and dent” or reperforming pools, high loan to value pools, and pools where the borrowers have very impaired credit but the average loan to value is low, typically 70% or below. In identifying Alt-A and subprime exposure, management used a combination of qualitative and quantitative factors, including FICO scores and loan-to-value ratios.

Beginning in 2007, market conditions for Alt-A and subprime investments deteriorated due to higher delinquencies, reduced home prices, and reduced refinancing opportunities. This market turbulence has spread to other credit markets. It is unclear how long it will take for a return to more liquid market conditions.

The actual cost, carrying value and fair value of the Company’s bond investments with significant prime, Alt-A or subprime exposure were as follows:

	December 31, 2009
	Actual Cost	Carrying Value	Fair Value
	(In Millions)
Prime:
Agency	$70	$70	$76
Non Agency	56	49	43

Total prime	126	119	119

Alt-A:
Residential mortgage-backed securities	229	185	123
Collateralized debt obligations	—	—	—

Total Alt-A	229	185	123

Subprime:
Residential mortgage-backed securities	69	59	49
Collateralized debt obligations	1	—	—

Total subprime	70	59	49

Total prime, Alt-A and subprime	$425	$363	$291

	December 31, 2008
	Actual Cost	Carrying Value	Fair Value
	(In Millions)
Prime:
Agency	$270	$270	$280
Non Agency	134	130	97

Total prime	404	400	377

Alt-A:
Residential mortgage-backed securities	266	236	131
Collateralized debt obligations	5	5	5

Total Alt-A	271	241	136

Subprime:
Residential mortgage-backed securities	93	84	65
Collateralized debt obligations	1	—	—

Total subprime	94	84	65

Total prime, Alt-A and subprime	$769	$725	$578

Note: The actual cost in these tables is reduced by paydowns.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following tables show the percentage by statement value of Alt-A and subprime RMBS by vintage (representing the year the pool of loans was originated) and nationally recognized credit quality ratings as of December 31, 2009 and 2008:

December 31, 2009
Year	AAA	AA	A	BBB	BB and Below	Total
2008	—%	0.2%	—%	—%	—%	0.2%
2007	0.6	0.1	0.2	0.3	7.2	8.4
2006	0.7	1.5	0.7	4.3	18.8	26.0
2005 and prior	13.8	16.5	6.2	13.8	15.1	65.4

Total	15.1%	18.3%	7.1%	18.4%	41.1%	100.0%

Note: The mandated adjustments to NAIC designations from future loss modeling performed by the outside modeler do not impact the vintage tables.

December 31, 2008
Year	AAA	AA	A	BBB	BB and Below	Total
2008	0.2%	—%	—%	—%	—%	0.2%
2007	5.6	1.3	0.1	0.7	1.0	8.7
2006	24.8	0.7	1.2	0.3	0.5	27.5
2005 and prior	47.4	14.1	1.2	0.7	0.2	63.6

Total	78.0%	16.1%	2.5%	1.7%	1.7%	100.0%

During 2009, there were significant credit downgrades for the securities held by the Company which were backed by residential mortgage pools. The majority of these downgrades occurred during the quarter ended March 31, 2009. Subsequent to December 31, 2009, there were no significant additional downgrades.

The following tables show the percentage by statement value of prime RMBS by vintage (representing the year the pool of loans was originated) and nationally recognized credit quality ratings as of December 31, 2009 and 2008:

December 31, 2009
Year	AAA	AA	A	BBB	BB and Below	Total
2008	1.4%	—%	—%	—%	—%	1.4%
2007	—	—	—	—	5.1	5.1
2006	11.3	—	—	1.0	10.9	23.2
2005 and prior	58.7	6.9	1.5	0.6	2.6	70.3

Total	71.4%	6.9%	1.5%	1.6%	18.6%	100.0%

Note: No loans are held with a 2009 origination date.

December 31, 2008
Year	AAA	AA	A	BBB	BB and Below	Total
2008	1.0%	—%	—%	—%	—%	1.0%
2007	3.4	1.1	—	—	—	4.5
2006	8.7	1.0	0.4	—	—	10.1
2005 and prior	82.9	1.1	0.2	0.2	—	84.4

Total	96.0%	3.2%	0.6%	0.2%	—%	100.0%

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Leveraged loan exposure

Leveraged loans are loans extended to companies or individuals that already have considerable amounts of debt. The Company reports leveraged loans as bonds. These leveraged loans have interest rates that are higher than typical loans that reflect the additional risk of default from issuers with high debt-to-equity ratios. The actual cost, carrying value and fair value of the Company’s domestic and European leveraged loans were as follows:

	December 31, 2009
	Actual Cost	Carrying Value	Fair Value
	(In Millions)
Domestic leveraged loans	$85	$82	$78
Domestic leveraged loan CDOs	164	160	147

Total domestic leveraged loans and CDOs	249	242	225

European leveraged loans	79	75	57

Total leveraged loans and CDOs	$328	$317	$282

	December 31, 2008
	Actual Cost	Carrying Value	Fair Value
	(In Millions)
Domestic leveraged loans	$110	$108	$77
Domestic leveraged loan CDOs	85	82	43

Total domestic leveraged loans and CDOs	195	190	120

European leveraged loans	65	64	27

Total leveraged loans and CDOs	$260	$254	$147

Note: The actual cost in these tables is reduced by paydowns.

Commercial mortgage-backed exposure

The Company holds bonds backed by pools of commercial mortgages. The mortgages in these pools have varying risk characteristics related to underlying collateral type, borrower’s risk profile and ability to refinance, and the return provided to the borrower from the underlying collateral. These investments had actual cost of $354 million and fair value of $339 million as of December 31, 2009. These investments had actual cost of $378 million and fair value of $308 million as of December 31, 2008.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table shows the percentage by statement value of commercial mortgage-backed securities by vintage (representing the year the pool of loans was originated) and nationally recognized credit quality ratings as of December 31, 2009 and 2008:

December 31, 2009
Year	AAA	AA	A	BBB	BB and Below	Total
2008	1.1%	0.4%	0.3%	0.3%	0.2%	2.3%
2007	7.0	0.1	0.7	0.7	—	8.5
2006	13.2	—	—	—	—	13.2
2005 and prior	70.1	1.9	1.4	1.7	0.9	76.0

Total	91.4%	2.4%	2.4%	2.7%	1.1%	100.0%

Note: No loans are held with a 2009 origination date.

December 31, 2008
Year	AAA	AA	A	BBB	BB and Below	Total
2008	1.8%	0.1%	0.1%	—%	—%	2.0%
2007	7.8	0.1	—	—	—	7.9
2006	12.4	—	—	—	—	12.4
2005 and prior	72.1	1.7	1.4	1.6	0.9	77.7

Total	94.1%	1.9%	1.5%	1.6%	0.9%	100.0%

b.	Preferred stocks

The Company held preferred stocks with a carrying value of $7 million and a fair value of $11 million as of December 31, 2009. The Company held preferred stocks with a carrying value of $9 million and fair value of $6 million as of December 31, 2008.

As of December 31, 2009 and 2008, the Company had no preferred stock with Alt-A, subprime or prime exposure.

The Company held preferred stocks for which the transfer of ownership was restricted by contractual requirements with carrying values of $2 million as of December 31, 2009 and 2008.

c.	Common stocks - unaffiliated

The adjusted cost basis and carrying value of unaffiliated common stocks were as follows:

	December 31,
	2009	2008
	(In Millions)
Adjusted cost basis	$11	$18
Gross unrealized gains	4	1
Gross unrealized losses	(4)	(9)

Carrying value	$11	$10

As of December 31, 2009, investments in unaffiliated common stocks in an unrealized loss position included holdings with a fair value of $3 million in 17 issuers. These holdings were in an unrealized loss position of $4 million, all of which were in an unrealized loss position more than 12 months. As of December 31, 2008, investments in unaffiliated common stocks in an unrealized loss position included holdings with a fair value of $6 million in 56 issuers. These holdings were in an unrealized loss position of $9 million, $7 million of which were in an unrealized loss position more than 12 months. Based upon the

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Company’s impairment review process discussed in Note 2aa. “Realized capital gains and losses including other-than-temporary impairments and unrealized capital gains and losses,” the decline in value of these securities was not considered to be other than temporary as of December 31, 2009 or 2008.

The Company held common stocks for which the transfer of ownership was restricted by contractual requirements with carrying values of $8 million as of December 31, 2009 and $6 million as of December 31, 2008.

d.	Common stocks - subsidiary and affiliates

MML Bay State is a wholly owned stock life insurance subsidiary of the Company and primarily writes variable life and bank owned life insurance business. The Company received a dividend from MML Bay State of $45 million in 2009. In 2008, the Company did not receive a dividend from MML Bay State. A majority of MML Bay State’s statutory shareholder’s equity is subject to dividend restrictions. Dividend restrictions, imposed by state regulations, limit the payment of dividends to the Company without prior approval from the State of Connecticut Insurance Department. Under these regulations, $9 million of MML Bay State’s shareholder’s equity is available for distribution to the Company in 2010 without prior regulatory approval.

The Company recognized $1 million of OTTI on affiliated investment funds for the year ended December 31, 2009 and $3 million for the year ended December 31, 2008.

The Company had no affiliated common stocks for which the transfer of ownership was restricted by contractual requirements as of December 31, 2009 or 2008.

In 2009, the Company received a capital contribution of $60 million from MassMutual. In 2008, the Company did not receive a capital contribution.

Summarized below is statutory financial information for MML Bay State:

	As of and for the Years Ended December 31,
	2009	2008	2007
	(In Millions)

Total revenue	$120	$133	$144
Net income (loss)	8	10	11
Assets	4,345	4,176	4,637
Liabilities	4,187	3,984	4,454
Equity	158	192	183

e.	Mortgage loans

Mortgage loans are comprised of commercial mortgage loans and residential mortgage loan pools. The carrying value of mortgage loans was $1,073 million net of valuation allowances of $18 million as of December 31, 2009. The carrying value of mortgage loans was $1,164 million net of valuation allowances of $8 million as of December 31, 2008.

On occasion, the Company advances funds for the payment of taxes, assessments and other amounts such as real estate taxes, legal bills, and appraisals prepared by a designated external appraiser to protect collateral. Typically, advances are made on problem loans for which the Company is in negotiations with the borrower. To the extent that advances are not recoverable, they are written off as a realized loss upon the disposition of the mortgage loan. Taxes, assessments, and other amounts advanced on behalf of a third party, not included in the mortgage loan carrying value total, were less than $1 million as of December 31, 2009 and 2008.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Commercial mortgage loans

The Company’s commercial mortgage loans primarily finance various types of commercial real estate properties throughout the U.S. and Canada. The Company holds commercial mortgage loans for which it is the primary lender and mezzanine loans for which the Company is a secondary lender, often for a commercial property in development. These loans have varying risk characteristics including, among others, the borrower’s liquidity, the underlying percentage of completion of a project, the returns generated by the collateral, the refinance risk associated with maturity of the loan and deteriorating collateral value.

The following table sets forth the commercial mortgage loan portfolio by property type:

	December 31,
	2009		2008
	Carrying Value	% of Total	Carrying Value	% of Total
	(In Millions)
Office	$355	45%	$370	43%
Apartments	204	26	230	27
Industrial and other	139	18	139	17
Retail	45	6	55	7
Hotels	42	5	47	6

Total	$785	100%	$841	100%

The loan-to-value ratio by property type of the Company’s commercial mortgage loans were as follows:

	December 31, 2009
	Less than 71%	71% to 80%	81% to 90%	91% to 95%	Above 95%	Total
	(In Millions)
Office	$132	$53	$67	$33	$70	$355
Apartments	47	35	44	19	59	204
Industrial and other	32	17	12	33	45	139
Retail	12	7	1	—	25	45
Hotels	12	8	—	—	22	42

Total	$235	$120	$124	$85	$221	$785

	December 31, 2008
	Less than 71%	71% to 80%	81% to 90%	91% to 95%	Above 95%	Total
	(In Millions)
Office	$261	$88	$17	$4	$—	$370
Apartments	110	61	29	1	29	230
Industrial and other	54	85	—	—	—	139
Retail	25	23	7	—	—	55
Hotels	38	9	—	—	—	47

Total	$488	$266	$53	$5	$29	$841

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Residential mortgage loan pools

Residential mortgage loan pools are pools of homogeneous residential mortgage loans substantially backed by Federal Housing Administration (“FHA”) and Veterans Administration (“VA”) guarantees. The Company does not originate any residential mortgages but invests in residential mortgage loan pools which may contain mortgages of subprime credit quality. The Company purchases seasoned loan pools, most of which are FHA insured or VA guaranteed. As of December 31, 2009 and 2008, the Company had no direct subprime exposure through the purchases of unsecuritized whole-loan pools. The Company had mortgages with residential mortgage-backed exposure with a carrying value of $288 million as of December 31, 2009 and $323 million as of December 31, 2008, most of which were FHA insured or VA guaranteed.

The amortized cost, carrying value, fair value, and related gross realized losses from other-than-temporary impairments of the Company’s mortgage loans were as follows:

	December 31, 2009			Year Ended December 31, 2009
	Amortized Cost	Carrying Value	Fair Value	Other-Than- Temporary Impairments	Change in Provision for Loan Losses
	(In Millions)
Commercial mortgage loans
Primary lender	$786	$778	$743	$—	$13
Mezzanine loans	10	7	8	5	(3)

Total commercial mortgage loans	796	785	751	5	10

Residential mortgage loans
FHA and VA guaranteed	283	283	263	—	—
Other residential loans	5	5	5	—	—

Total residential mortgage loans	288	288	268	—	—

Total mortgage loans	$1,084	$1,073	$1,019	$5	$10

Note: As of December 31, 2009, changes in provision for loan losses included $16 million of additions, $6 million of direct write-downs and less than $1 million of recoveries.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2008			Year Ended December 31, 2008
	Amortized Cost	Carrying Value	Fair Value	Other-Than- Temporary Impairment	Change in Provision for Loan Losses
	(In Millions)
Commercial mortgage loans
Primary lender	$834	$830	$808	$—	$2
Mezzanine loans	16	11	11	—	6

Total commercial mortgage loans	850	841	819	—	8

Residential mortgage loans
FHA and VA guaranteed	320	320	321	—	—
Other residential loans	3	3	3	—	—

Total residential mortgage loans	323	323	324	—	—

Total mortgage loans	$1,173	$1,164	$1,143	$—	$8

Note: As of December 31, 2008, changes in provision for loan losses included $8 million of additions. There were no direct write-downs or recoveries.

As of December 31, 2009, scheduled mortgage loan maturities, net of valuation allowances, were as follows (in millions):

2010	$119
2011	89
2012	181
2013	58
2014	89
Thereafter	249

Commercial mortgage loans	785
Residential mortgage loan pools	288

Total mortgage loans	$1,073

As of December 31, 2009 and 2008, mortgage loan lending rates, including fixed and variable, on the portfolio of mortgage loans were:

	December 31, 2009			December 31, 2008
	Low	High	Weighted Average	Low	High	Weighted Average
Commercial mortgage loans	1.0%	12.0%	5.3%	2.3%	8.9%	5.5%
Residential mortgage loan pools	4.3%	11.0%	6.4%	5.5%	10.6%	6.4%
Mezzanine mortgage loans	3.0%	12.0%	6.4%	4.0%	16.0%	9.7%

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

During the years ended December 31, 2009 and 2008, mortgage loan lending rates, including fixed and variable, on new issues were:

	December 31, 2009			December 31, 2008
	Low	High	Weighted Average	Low	High	Weighted Average
Commercial mortgage loans	1.2%	12.0%	6.8%	2.4%	6.6%	5.7%
Residential mortgage loan pools	—	—	—	5.9%	6.5%	6.2%
Mezzanine mortgage loans	—	—	—	12.0%	12.0%	12.0%

The maximum percentage of any one commercial mortgage loan to the estimated value of secured collateral at the time the loan was originated, exclusive of mezzanine, insured, guaranteed or purchase money mortgages, was 89.5% as of December 31, 2009 and 2008. The maximum percentage of any one mezzanine loan to the estimated value of secured collateral at the time the loan was originated was 97.5% as of December 31, 2009 and 2008.

As of December 31, 2009 and 2008, the Company had no restructured loans. Restructured loans typically have been modified to defer a portion of the contracted interest payments to future periods. No interest was deferred to future periods for the years ended December 31, 2009 or 2008.

As of December 31, 2009 and 2008, no interest was deferred to future periods from mortgage loans on properties under development.

Mortgage loans with valuation allowances consisted of the following:

	December 31,
	2009	2008
	(In Millions)

Mortgage loans with valuation allowance	$88	$37
Less valuation allowance on impaired loans	(18)	(8)

Net carrying value of mortgage loans with valuation allowances	$70	$29

Average recorded investment mortgage loans with valuation allowances	$70	$21

There was $5 million in interest income on impaired loans as of December 31, 2009 and no interest income on impaired loans as of December 31, 2008.

There were no mortgage loans with interest more than 180 days past due as of December 31, 2009 or 2008.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The geographic distribution of mortgage loans was as follows:

	December 31,
	2009		2008
	Carrying Value	Average Loan-to-value Ratio	Carrying Value	Average Loan-to-value Ratio
	($In Millions)
California	$180	83%	$200	69%
Washington	54	82%	57	72%
Massachusetts	51	73%	56	71%
Texas	50	78%	52	70%
Arizona	42	99%	46	70%
Virginia	40	76%	41	60%
All other states	303	83%	333	65%
Canada	65	80%	56	71%

Total commercial mortgage loans	785	82%	841	67%
Residential mortgage loan pools	288	—	323	—

Total mortgage loans	$1,073	82%	$1,164	67%

Note: The All other states in this table consist of 35 states with individual mortgage loan exposures of $32 million or less.

Geographical concentration is considered prior to the purchase of mortgage loans and residential mortgage loan pools. Surplus was not materially impacted by the geographical concentrations for the years ended December 31, 2009 or 2008.

f.	Real estate

The carrying value of real estate was as follows:

	December 31,
	2009	2008
	(In Millions)

Held for the production of income	$20	$14
Accumulated depreciation	(2)	(2)
Encumbrances	(2)	(2)

Held for the production of income, net	16	10

Total real estate	$16	$10

The Company invests in real estate as part of its diversified investment strategy. Properties are acquired and managed for net income growth and increasing value. Properties acquired through foreclosure are managed similarly. If a property in the portfolio is underperforming or is not expected to outperform the market in the future it is recommended for sale. Upon management’s approval for the sale of a property it is classified as held for sale. Properties acquired through foreclosure are classified as held for sale.

The Company did not have any real estate classified as held for sale as of December 31, 2009 or 2008. Through 2008, a residential complex was reclassified from held for sale to held for the production of income.

The Company did not hold any non-income producing property as of December 31, 2009 or 2008.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Depreciation expense on real estate was less than $1 million for the year ended December 31, 2009 and $1 million for the years ended December 31, 2008 and 2007.

g.	Partnerships and limited liability companies

Partnership and LLC holdings, at carrying value, had characteristics of:

	December 31,
	2009	2008
	(In Millions)

Common stocks	$111	$120
Real estate	56	52
Fixed maturities/preferred stock	60	72
Low income housing tax credits (“LIHTCs”)	11	12
Mortgage loans	3	2
Other	4	2

Total	$245	$260

Residential mortgage-backed exposure

As of December 31, 2009 and 2008, the Company did not hold any partnerships or LLCs with significant Alt-A or subprime exposure.

Low income housing tax credit properties

The Company invests in partnerships which generate LIHTCs. These investments currently have unexpired tax credits which range from one to ten years and have an initial 15 year holding period requirement.

There were no write-downs or reclassifications made during the years ended December 31, 2009 or 2008 due to forfeiture or ineligibility of tax credits or similar issues. In addition, there are no LIHTCs currently subject to regulatory review.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

h.	Net investment income

Net investment income was derived from the following sources:

	Years Ended December 31,
	2009	2008	2007
	(In Millions)

Bonds	$185	$177	$199
Preferred stocks	1	1	1
Common stocks - subsidiaries and affiliates	45	—	37
Common stocks - unaffiliated	—	2	3
Mortgage loans	63	69	74
Policy loans	11	10	9
Real estate	2	2	1
Partnerships and LLCs	4	27	23
Derivatives	22	12	4
Cash, cash equivalents and short-term investments	5	10	—
Other	—	1	12

Subtotal investment income	338	311	363
Amortization of the IMR	(4)	(10)	(10)
Net gains (losses) from separate accounts	—	—	—
Less investment expenses	(11)	(15)	(15)

Net investment income	$323	$286	$338

i.	Net realized capital gains and losses

Net realized capital gains (losses) were comprised of the following:

	Year Ended December 31, 2009
	Realized Gains	Realized Losses	OTTI	Net Realized Gains / Losses
	(In Millions)

Bonds	$29	$(11)	$(42)	$(24)
Preferred stocks	—	—	(4)	(4)
Common stocks - subsidiaries and affiliates	—	—	(1)	(1)
Common stocks - unaffiliated	6	(1)	(2)	3
Mortgage loans	—	(2)	(5)	(7)
Real estate	—	—	—	—
Partnerships and LLCs	—	—	(9)	(9)
Derivatives and other	14	(31)	—	(17)

	$49	$(45)	$(63)	(59)

Federal and state taxes				5

Net realized capital gains (losses) before deferral to the IMR				(54)

Net (gains) losses deferred to the IMR				(3)
Less taxes				8

Net after tax (gains) losses deferred to the IMR				5

Net realized capital gains (losses)				$(49)

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	Year Ended December 31, 2008
	Realized Gains	Realized Losses	OTTI	Net Realized Gains / Losses
	(In Millions)

Bonds	$24	$(25)	$(54)	$(55)
Preferred stocks	—	—	(3)	(3)
Common stocks - subsidiaries and affiliates	—	—	(3)	(3)
Common stocks - unaffiliated	9	(6)	(2)	1
Mortgage loans	—	(1)	—	(1)
Partnerships and LLCs	—	—	(16)	(16)
Derivatives and other	53	(42)	—	11

	$86	$(74)	$(78)	(66)

Federal and state taxes				15

Net realized capital gains (losses) before deferral to the IMR				(51)

Net (gains) losses deferred to the IMR				(9)
Less taxes				(2)

Net after tax (gains) losses deferred to the IMR				(11)

Net realized capital gains (losses)				$(62)

	Year Ended December 31, 2007
	Realized Gains	Realized Losses	OTTI	Net Realized Gains / Losses
	(In Millions)

Bonds	$7	$(5)	$(31)	$(29)
Common stocks - unaffiliated	18	(1)	(1)	16
Mortgage loans	—	(2)	—	(2)
Partnerships and LLCs	—	—	(2)	(2)
Derivatives and other	6	(27)	—	(21)

	$31	$(35)	$(34)	(38)

Federal and state taxes				1

Net realized capital gains (losses) before deferral to the IMR				(37)

Net (gains) losses deferred to the IMR				17
Less taxes				(1)

Net after tax (gains) losses deferred to the IMR				16

Net realized capital gains (losses)				$(21)

Portions of realized capital gains and losses, which were determined to be interest related, were deferred into the IMR. The IMR balance was a nonadmitted asset of $54 million as of December 31, 2009 and $53 million as of December 31, 2008.

Refer to Note 2v. “Interest maintenance reserve” for information on the Company’s policy for IMR.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Bond impairments were comprised of the following:

	Years Ended December 31,
	2009	2008	2007
	(In Millions)

Structured and loan-backed securities
Alt-A RMBS	$(13)	$(24)	$(7)
Alt-A CDOs	—	(1)	(13)
Subprime RMBS	(5)	(5)	(4)
Subprime CDOs	—	—	(2)
Prime RMBS	(3)	(3)	—
All other CDOs	(1)	(1)	(2)
CMBS	—	—	—

Total structured and loan-backed securities	(22)	(34)	(28)

Leveraged loans
Domestic leveraged loans	(3)	(1)	—
European leveraged loans	(5)	(3)	—

Total leveraged loans	(8)	(4)	—

Corporate bonds	(12)	(16)	(3)

Total bonds	$(42)	$(54)	$(31)

Of the $42 million of OTTI for the year ended December 31, 2009, 52% were determined using internally developed models. Of the $54 million of OTTI for the year ended December 31, 2008, 30% were determined using internally developed models.

Loan-backed and structured securities

For the first two quarters of 2009, statutory OTTI of structured and other loan-backed securities were based on undiscounted cash flow models which produced $9 million of impairments, significantly less than impairing to fair value which was the method used in the first two quarters of 2008. As discussed in Note 3 “New accounting standards,” the Company adopted a new accounting standard for determining whether or not an impairment is other than temporary for structured and loan-backed securities. The effect of adopting the new standard, as of July 1, 2009, was a $3 million decrease in the book value of the associated bonds. This adjustment was recorded in surplus as a cumulative effect of an accounting change, with an offsetting tax adjustment of $1 million and a corresponding adjustment to AVR under $1 million.

The following table contains loan-backed and structured securities that recognized OTTI, through the six months ended December 31, 2009 as described in Note 2aa. “Realized capital gains and losses including other-than-temporary impairments and unrealized capital gains and losses,” classified on the following bases for recognizing OTTI (in millions):

Period from July 1, 2009 through December 31, 2009
Reason for impairment	OTTI

Intent to sell	$—
Inability or lack of intent to retain for a period of time sufficient to recover amortized cost basis	—
Present value of cash flows expected to be collected is less than amortized cost basis	(12)

Total	$(12)

Refer to Note 17 “Impairment listing for loan-backed and structured securities” for CUSIP level detail of impaired structured securities (present value of cash flows is less than cost or amortized cost), including securities with a recognized OTTI for noninterest related declines for which a nonrecognized interest related impairment remains.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

j.	Securities sold under agreements to repurchase

The Company had securities sold under agreements to repurchase with total carrying values of $299 million as of December 31, 2009 and $102 million as of December 31, 2008. As of December 31, 2009, the maturities of these agreements were January 12, 2010 and the interest rates ranged from 0.1% to 0.2% . The outstanding amounts were collateralized by bonds with a fair value of $304 million as of December 31, 2009 and $141 million as of December 31, 2008.

k.	Derivative financial instruments

The Company uses derivative financial instruments in the normal course of business to manage risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. The Company also uses a combination of derivatives and fixed income investments to create synthetic investment positions. These combined investments are created opportunistically when they are economically more attractive than the replicated instrument or when the replicated instruments are unavailable. The Company held synthetic assets, which were considered replicated asset transactions as defined under statutory accounting principles, of $5 million as of December 31, 2009 and 2008. The Company’s derivative strategy employs a variety of derivative financial instruments, including interest rate swaps, currency swaps, equity and credit default swaps, options, interest rate caps and floors, forward contracts, and financial futures. Investment risk is assessed on a portfolio basis and individual derivative financial instruments are not designated in hedging relationships; therefore, as allowed by accounting rules, the Company specifically and intentionally made the decision not to apply hedge accounting.

Under interest rate swaps, the Company agrees, at specified intervals, to an exchange of variable rate and fixed rate interest payments calculated by reference to an agreed upon notional principal amount. Typically, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. Interest rate swaps are primarily utilized to more closely match the interest rate cash flows of assets and liabilities. Interest rate swaps are also used to mitigate changes in the value of assets anticipated to be purchased and other anticipated transactions and commitments.

Under currency swaps, the Company agrees to an exchange of principal denominated in two different currencies at current rates, under an agreement to repay the principal at a specified future date and rate. The Company utilizes currency swaps for the purpose of managing currency exchange risks in its assets.

Credit default swaps involve a transfer of the credit risk of fixed income instruments from one party to another in exchange for periodic premium payments. The buyer of the credit swap receives credit protection, whereas the seller of the swap guarantees the credit worthiness of the underlying security. This transfers the risk of default from the buyer of the swap to the seller. If a specified credit event occurs, as defined by the agreement, the seller is obligated to pay the counterparty the contractually agreed upon amount and receives in return the underlying security in an amount equal to the notional value of the credit default swap. A credit event is generally defined as default on contractually obligated interest or principal payments or bankruptcy. The Company does not write credit default swaps as a participant in the credit insurance market but does sell swaps to generate returns consistent with bond returns when the actual bond is not available or the market price is more expensive.

The Company uses credit default swaps to either reduce exposure to particular issuers by buying protection or increase exposure to issuers by selling protection against specified credit events. The Company buys protection as an efficient means to reduce credit exposure to particular issuers or sectors in the Company’s investment portfolio. The Company sells protection to enhance the return on its investment portfolio by providing comparable exposure to fixed income securities that might not be available in the primary market or to enter into synthetic transactions by buying a high quality liquid bond to match against the credit default swap.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Options grant the purchaser the right to buy or sell a security or enter into a derivative transaction at a stated price within a stated period. The Company’s option contracts have terms of up to 15 years. A swaption is an option to enter into an interest rate swap at a future date. The Company purchases these options in order to protect against undesirable financial effects resulting from interest rate exposures that exist in its assets and/or liabilities.

Interest rate cap agreements are option contracts in which the seller agrees to limit the purchaser’s risk associated with an increase in a reference rate or index in return for a premium. Interest rate floor agreements are option contracts in which the seller agrees to limit the purchaser’s risk associated with a decline in a reference rate or index in return for a premium. The Company is exposed to policyholder surrenders during a rising interest rate environment. Interest rate cap and swaption contracts are used to mitigate the Company’s loss in this environment. These derivative instruments are used to reduce the duration risk of fixed maturity investments to match certain life insurance products in accordance with the Company’s asset and liability management policy.

The Company utilizes certain other agreements including forward contracts and financial futures to reduce exposures to various risks. Forward contracts and financial futures are used by the Company to manage market risks relating to interest rates. Currency forwards are contracts in which the Company agrees with other parties to exchange specified amounts of identified currencies at a specified future date. Typically, the exchange is agreed upon at the time of the contract. The Company also uses “to be announced” (“TBAs”) forward contracts to participate in the investment return on mortgage-backed securities. The Company believes that TBAs can provide a more liquid and cost effective method of participating in the investment return on mortgage-backed securities than purchasing or selling individual mortgage-backed pools. Typically, the price is agreed upon at the time of the contract and payment is made at a specified future date. The Company usually does not purchase TBAs with settlement by the first possible delivery date and thus accounts for these TBAs as derivatives. TBAs which settle on the first possible delivery date are accounted for as bonds. The Company’s futures contracts are exchange traded and have credit risk. Margin requirements are met with the deposit of securities. Futures contracts are generally settled with offsetting transactions.

The Company’s principal derivative market risk exposures are interest rate risk, which includes the impact of inflation, and credit risk. Interest rate risk pertains to the change in fair value of the derivative instruments as market interest rates move. The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. In order to minimize credit risk, the Company and its derivative counterparties require collateral to be posted in the amount owed under each transaction, subject to threshold and minimum transfer amounts that are functions of the rating on the counterparty’s long term, unsecured, unsubordinated debt. Additionally, in many instances, the Company enters into agreements with counterparties that allow for contracts in a positive position, where the Company is due amounts, to be offset by contracts in a negative position. This right of offset, combined with collateral obtained from counterparties, reduces the Company’s exposure. Collateral pledged by the counterparties was $118 million as of December 31, 2009 and $198 million as of December 31, 2008. Market value exposure at risk, in a net gain position, net of offsets and collateral, was $21 million as of December 31, 2009 and $37 million as of December 31, 2008 based on NAIC prescribed rules. The Company’s net amount at risk including interest on collateral on the full market value used to settle with counterparties was $20 million as of December 31, 2009 and $40 million as of December 31, 2008. Negative values in the carrying value of a particular derivative category can result from a counterparty’s right to offset positions in multiple derivative financial instruments. The Company regularly monitors counterparty credit ratings and exposures, derivative positions and valuations, and the value of collateral posted to ensure counterparties are credit-worthy and the concentration of exposure is minimized. The Company monitors this exposure as part of its management of the Company’s overall credit exposures.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following tables summarize the carrying values and notional amounts of the Company’s derivative financial instruments:

	December 31, 2009
	Assets		Liabilities
	Carrying Value	Notional Amount	Carrying Value	Notional Amount
	(In Millions)

Interest rate swaps	$89	$1,542	$3	$1,002
Currency swaps	(1)	84	7	43
Options	52	1,099	—	—
Asset and credit default swaps	1	45	(1)	25
Forward contracts	1	172	1	63
Financial futures - long positions	—	160	—	—

Total	$142	$3,102	$10	$1,133

	December 31, 2008
	Assets		Liabilities
	Carrying Value	Notional Amount	Carrying Value	Notional Amount
	(In Millions)

Interest rate swaps	$122	$1,303	$—	$—
Currency swaps	5	96	1	35
Options	96	956	—	—
Asset, equity and credit default swaps	8	69	—	—
Forward contracts	(1)	139	—	—
Financial futures - long positions	—	194	—	—

Total	$230	$2,757	$1	$35

Notional amounts do not represent amounts exchanged by the parties and thus are not a measure of the Company’s exposure. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, which relate to interest rates, exchange rates, security prices, or financial and other indices.

The following table summarizes the Company’s notional amounts by contractual maturity and type of derivative:

	One year or less	One through five years	Five through ten years	After ten years	December 31,
					2009	2008
					Total	Total
	(In Millions)
Interest rate swaps	$519	$660	$814	$551	$2,544	$1,303
Currency swaps	5	87	35	—	127	131
Options	—	—	124	975	1,099	956
Other derivatives	404	50	11	—	465	402

Total	$928	$797	$984	$1,526	$4,235	$2,792

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table represents the Company’s net notional interest rate swap positions:

	December 31,
	2009	2008
	(In Millions)

Open interest rate swaps in a fixed receive position	$1,079	$957
Open interest rate swaps in a fixed pay position	1,465	346

Total interest rate swaps	$2,544	$1,303

The following tables summarize the Company’s change in net realized gains (losses) on closed contracts and change in unrealized gains (losses) on the mark to market of open contracts by derivative type:

	December 31, 2009
	Change In Net Realized Gains (Losses) Closed Contracts	Change In Unrealized Gains (Losses) Mark-to-Market Open Contracts
	(In Millions)

Interest rate swaps	$1	$(36)
Currency swaps	(1)	(12)
Asset, equity and credit default swaps	—	(6)
Options	(5)	(50)
Forward contracts	5	2
Financial futures - long positions	(14)	—
Financial futures - short positions	(3)	—

Total	$(17)	$(102)

	December 31, 2008
	Change In Net Realized Gains (Losses) Closed Contracts	Change In Unrealized Gains (Losses) Mark-to-Market Open Contracts
	(In Millions)

Interest rate swaps	$—	$78
Currency swaps	(3)	24
Asset, equity and credit default swaps	3	6
Options	(9)	51
Forward contracts	3	—
Financial futures - long positions	18	—

Total	$12	$159

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2007
	Change In Net Realized Gains (Losses) Closed Contracts	Change In Unrealized Gains (Losses) Mark-to-Market Open Contracts
	(In Millions)

Interest rate swaps	$(1)	$22
Currency swaps	(1)	(12)
Asset, equity and credit default swaps	—	3
Options	(6)	16
Forward contracts	(2)	—
Financial futures - short positions	(12)	—

Total	$(22)	$29

5.	Fair value of financial instruments

The following fair value disclosure summarizes the Company’s financial instruments:

	December 31,
	2009		2008
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(In Millions)
Financial assets:
Bonds	$3,928	$3,832	$3,331	$2,936
Preferred stocks	7	11	9	6
Common stocks - unaffiliated	11	11	10	10
Mortgage loans	1,073	1,019	1,164	1,143
Policy loans	186	186	174	174
Derivative financial instruments	142	142	230	230
Cash, cash equivalents and short-term investments	459	459	392	392

Financial liabilities:
Derivative financial instruments	$10	$10	$1	$1
Securities sold under agreements to repurchase	299	299	102	102
Investment-type insurance contracts:
Individual annuity investment contracts	3,424	3,442	3,118	3,213
Supplementary investment contracts	13	13	5	5

The use of different assumptions or valuation methodologies may have a material impact on the estimated fair value amounts.

Level 3 bonds as defined below were 24.4% of the total fair value of bonds as of December 31, 2009 and 31.8% as of December 31, 2008.

The average fair value of outstanding derivative financial instrument assets over the course of the year was $186 million in 2009 and $163 million in 2008. The average fair value of outstanding derivative financial instrument liabilities over the course of the year was $6 million in 2009 and $5 million in 2008.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Fair value hierarchy

The Company’s valuation techniques are based upon observable and unobservable pricing inputs. Observable inputs reflect market data obtained from independent sources based on trades of securities, while unobservable inputs reflect the Company’s market assumptions. These inputs comprise the following fair value hierarchy:

Level 1 – Observable inputs in the form of quoted prices for identical instruments in active markets.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active or other inputs that are observable or can be derived from observable market data for substantially the full term of the assets or liabilities.

Level 3 – One or more unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets and liabilities. Level 3 assets and liabilities include financial instruments whose value is determined using internal models, as well as instruments for which the determination of fair value requires significant management judgment or estimation.

When available, the Company generally uses unadjusted quotable market prices from independent sources to determine the fair value of investments, and classifies such items within Level 1 of the fair value hierarchy. If quotable prices are not available, prices are derived from observable market data, for similar assets in an active market or obtained directly from brokers for identical assets traded in an inactive market. Investments which are priced using these inputs are classified within Level 2 of the fair value hierarchy. When some of the necessary observable inputs are unavailable, fair value is based upon internally developed models. These models use inputs that are not directly observable or correlated with observable market data. Typical inputs which are integrated in the Company’s internal discounted cash flow models and discounted earnings models include, but are not limited to, issuer spreads derived from internal credit ratings, benchmark yields such as the London Inter-bank Offering Rate, cash flow estimates and earnings before interest, taxes depreciation and amortization estimates. Investments which are priced with such unobservable inputs are classified within Level 3 of the fair value hierarchy.

The fair value for investment-type insurance contracts is determined as follows:

The fair value of individual annuity investment and supplementary contracts is determined using one of several methods based on the specific contract type. For short-term contracts, generally less than 30 days, the fair value is assumed to be the market value. For contracts with longer durations, the fair value is determined by calculating the present value of future cash flows discounted at current market interest rates, the risk-free rate or a current pricing yield curve based on pricing assumptions using assets of a comparable corporate bond quality. Nonparticipating deferred annuities are valued using cash flow projections from the Company’s asset-liability management analysis.

For the year ended December 31, 2009, there were no significant changes to the Company’s valuation techniques.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Assets that are carried at fair value on a recurring basis are marked to market at regular intervals and exclude NAIC category 6 rated bonds. The following tables present the Company’s financial instruments carried at fair value on a recurring basis:

	December 31, 2009
	Level 1	Level 2	Level 3	Netting (1)	Total
	(In Millions)
Financial assets:
Preferred stocks NAIC 4-6	$3	$—	$1	$—	$4
Common stocks - unaffiliated	3	3	5	—	11
Derivative financial instruments	—	169	—	(27)	142
Cash equivalents and short-term investments	—	462	—	—	462
Separate account assets	1,821	—	—	—	1,821

Total financial assets carried at fair value	$1,827	$634	$6	$(27)	$2,440

Financial liabilities:
Derivative financial instruments	$—	$37	$—	$(27)	$10

Total financial liabilities carried at fair value	$—	$37	$—	$(27)	$10

(1)

Netting adjustments represent offsetting positions that may exist under a master-netting agreement with a counterparty where amounts due from the counterparty are offset against amounts due to the counterparty.

Note: Table above does not include common stock value of subsidiary MML Bay State of $158 million.

	December 31, 2008
	Level 1	Level 2	Level 3	Netting (1)	Total
	(In Millions)

Financial assets:
Preferred stocks NAIC 4-6	$2	$—	$—	$—	$2
Common stocks - unaffiliated	4	—	6	—	10
Derivative financial instruments	—	332	—	(102)	230
Cash equivalents and short-term investments	—	393	—	—	393
Separate account assets	1,664	—	—	—	1,664

Total financial assets carried at fair value	$1,670	$725	$6	$(102)	$2,299

Financial liabilities:
Derivative financial instruments	$—	$103	$—	$(102)	$1

Total financial liabilities carried at fair value	$—	$103	$—	$(102)	$1

(1)

Netting adjustments represent offsetting positions that may exist under a master-netting agreement with a counterparty where amounts due from the counterparty are offset against amounts due to the counterparty.

Note: Table above does not include common stock value of subsidiary MML Bay State of $192 million.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Assets that are carried at fair value on a non-recurring basis are marked to market at the time of a specified event. The following tables present the Company’s bonds designated as NAIC category 6 which are carried at fair value on a non-recurring basis:

	December 31, 2009
	Level 1	Level 2	Level 3	Total
	(In Millions)
Bonds NAIC 6:
Industrial and miscellaneous	$—	$5	$12	$17

	December 31, 2008
	Level 1	Level 2	Level 3	Total
	(In Millions)
Bonds NAIC 6:
Industrial and miscellaneous	$—	$4	$15	$19

Note: Bonds in these tables include NAIC category 6 bonds that are carried at the lower of amortized cost or market or fair value.

The following tables present changes in the Company’s Level 3 financial instruments which are carried at fair value on a recurring basis, excluding NAIC category 6 rated bonds:

	Balance 12/31/2008	Gains and (losses) in net income	Gains and (losses) in surplus	Acquisitions and dispositions	Transfers into (out of) Level 3	Balance 12/31/2009
	(In Millions)

Financial assets:
Preferred stocks NAIC 4-6	$—	$—	$1	$(1)	$1	$1
Common stocks - unaffiliated	6	1	2	(1)	(3)	5

Total financial assets carried at fair value	$6	$1	$3	$(2)	$(2)	$6

	Balance 12/31/2007	Gains and (losses) in net income	Gains and (losses) in surplus	Acquisitions And dispositions	Transfers into (out of) Level 3	Balance 12/31/2008
	(In Millions)

Financial assets:
Preferred Stocks NAIC 4-6	$3	$(1)	$—	$(2)	$—	$—
Common stocks - unaffiliated	19	5	(7)	(11)	—	6

Total financial assets carried at fair value	$22	$4	$(7)	$(13)	$—	$6

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

6.	Deferred and uncollected life insurance premium

Deferred and uncollected life insurance premium, net of loading, are included in other than invested assets in the Company’s Statutory Statements of Financial Position. The table below summarizes the deferred and uncollected life insurance premium on a gross basis as well as net of loading.

	December 31,
	2009		2008
	Gross	Net	Gross	Net
	(In Millions)

Ordinary renewal (ceded)	$(18)	$(17)	$(19)	$(18)
Group life	1	1	1	1

Total	$(17)	$(16)	$(18)	$(17)

Deferred premium is the portion of the annual premium not earned at the reporting date. Loading on deferred premium is an amount obtained by subtracting the valuation net deferred premium from the gross deferred premium and generally includes allowances for acquisition costs and other expenses. Deferred premium adjusts for the overstatement created in the calculation of reserves as the reserve computation assumes the entire year’s net premium is collected annually at the beginning of the policy year and does not take into account installment or modal payments. Refer to Note 2r. “Policyholders’ reserves” for information on the Company’s accounting policies regarding gross premium and net premium.

Uncollected premium is gross premium net of reinsurance that is due and unpaid as of the reporting date, net of loading. Net premium is the amount used in the calculation of reserves. The change in loading is included as an expense and is not shown as a reduction to premium income.

Ordinary renewal business consists of the basic amount of premium required on the underlying life insurance policies.

7.	Related party transactions

The following transactions are between the Company and related parties.

As of December 31, 2009 and 2008, the Company reported less than $1 million as amounts due from subsidiaries and affiliates and $23 million and $15 million, respectively, as amounts due to subsidiaries and affiliates. Terms require settlement of these amounts within 30 to 90 days.

The Company has a modified coinsurance (“Modco”) quota-share reinsurance agreement with MassMutual where the Company cedes 75% of the premium on certain universal life policies. In return, MassMutual pays the Company a stipulated expense allowance, death and surrender benefits, and a Modco adjustment based on experience. The Company retains the assets and related reserves for payment of future benefits on the ceded policies. The Modco adjustment is the mechanism by which MassMutual funds the reserve on the reinsured portion of the risk. It is needed to adjust for the financial effect of the Company holding the reserves on the ceded coverage rather than MassMutual.

The Company also has a stop-loss agreement with MassMutual under which the Company cedes claims which, in aggregate, exceed 0.72% of the covered volume for any year, with maximum coverage of $25 million above the aggregate limit. The aggregate limit was $84 million in 2009, $43 million in 2008 and $46 million in 2007 and it was not exceeded in any of the years.

The Company has coinsurance agreements with MassMutual, where the Company cedes substantially all of the premium on certain universal life policies. In return, MassMutual pays to the Company a stipulated expense allowance and death and surrender benefits. MassMutual holds the assets and related reserves for payment of future benefits on the ceded policies.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The net amounts outstanding with MassMutual for the various reinsurance agreements were $3 million and $5 million due from MassMutual as of December 31, 2009 and 2008, respectively. These outstanding balances are due and payable with terms ranging from monthly to annually, depending on the agreement in effect.

The following table summarizes reinsurance transactions between the Company and MassMutual:

	Years Ended December 31,
	2009	2008	2007
	(In Millions)
Premium income (expense) ceded, related to:
Modified coinsurance agreements	$(14)	$(15)	$(16)
Stop-loss agreements	(1)	(1)	(1)
Coinsurance agreements	(64)	(72)	(74)

Modified coinsurance adjustments ceded, included in fees and other income (expense)	(24)	(32)	(35)

Expense allowances on reinsurance assumed, included in fees and other income (expense), related to:
Modified coinsurance agreements	4	4	5
Coinsurance agreements	18	19	18

Policyholders’ benefits ceded, related to:
Modified coinsurance agreements	30	35	39
Coinsurance agreements	65	37	46

Experience refunds received, related to:
Stop-loss agreements	1	1	1
Coinsurance agreements	—	—	1

The Company has an agreement where MassMutual, for a fee, furnishes the Company, as required, operating facilities, human resources, computer software development and managerial services. Investment and administrative services are also provided to the Company pursuant to a management services agreement with MassMutual. Fees incurred under the terms of these agreements were $74 million, $72 million and $79 million in 2009, 2008 and 2007, respectively. While management believes that these fees are calculated on a reasonable basis, these fees may not necessarily be indicative of the costs that would have been incurred on a stand-alone basis.

The Company participates in variable annuity exchange programs with its parent, MassMutual, where certain variable annuity contract holders of either company can make a nontaxable exchange of their contract for an enhanced variable annuity contract of the other company. The Company recorded premium income of $2 million, $2 million, and $8 million and surrender benefits of $24 million, $114 million and $90 million in 2009, 2008, and 2007, respectively, related to these exchange programs. The Company has an agreement with MassMutual to compensate them or to be compensated for the lost revenue associated with the exchange of contracts that are within the surrender charge period. As a result of these exchanges, the Company has received net commissions of less than $1 million for the years ended December 31, 2009 and 2008 and $1 million for the year ended December 31, 2007.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

8.	Reinsurance

The Company cedes insurance to affiliated and unaffiliated insurers in order to limit its insurance risk.

Such transfers do not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses. The Company reduces this risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations of credit risk. The Company reinsures a portion of its life business under either a first dollar quota-share arrangement or an in excess of the retention limit arrangement. The amounts reinsured are on a yearly renewable term, coinsurance or modified coinsurance basis.

Refer to Note 7 “Related party transactions” for more information about the Company’s affiliated reinsurance transactions.

The Company did not reinsure any policies with a company chartered in a country other than the U.S., excluding U.S. branches of these companies, and which was owned in excess of 10% or controlled directly or indirectly by an insured, a beneficiary, a creditor or any other person not primarily engaged in the insurance business. There are no reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company has no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

If all reinsurance agreements were terminated by either party as of December 31, 2009, the resulting reduction in shareholder’s equity due to loss of reinsurance reserve credits, net of unearned premium, would be approximately $249 million assuming no return of the assets backing these reserves from the reinsurer to the Company.

Reinsurance amounts included in the Statutory Statements of Income (Loss) were as follows:

	Years Ended December 31,
	2009	2008	2007
	(In Millions)

Direct premium	$1,027	$942	$698
Less: Premium ceded	(155)	(162)	(160)

Total net premium	$872	$780	$538

Reinsurance recoveries
Ceded	$126	$128	$105

Reinsurance amounts included in the Statutory Statements of Financial Position were as follows:

	December 31,
	2009	2008
	(In Millions)

Reinsurance reserves ceded	$(1,011)	$(988)

Amounts recoverable from reinsurers	28	41

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As of December 31, 2009, one reinsurer accounted for 35% of the outstanding reinsurance recoverable and the next largest reinsurer had 17% of the balance. The Company believes that no exposure to a single reinsurer represents an inappropriate concentration of risk to the Company, nor is the Company’s business substantially dependent upon any single reinsurer.

9.	Policyholders’ liabilities

a.	Policyholders’ reserves

The following table summarizes policyholders’ reserves, net of reinsurance, and the range of interest rates by type of product:

	December 31,
	2009		2008
	Amount	Interest Rates	Amount	Interest Rates
	( $ In Millions)

Individual annuities	$3,427	4.5% - 9.0%	$3,118	4.5% - 9.0%
Individual universal and variable life	1,602	2.5% - 4.5%	1,569	2.5% - 4.5%
Group life	69	2.5% - 4.0%	67	2.5% - 4.0%
Individual life	14	2.5% - 4.5%	35	2.5% - 4.5%

Total	$5,112		$4,789

Group life includes corporate owned life insurance products. Individual life includes term insurance.

b.	Liabilities for deposit-type contracts

Supplementary contracts not involving life contingencies of $17 million and $9 million as of December 31, 2009 and 2008, respectively, were included in liabilities for deposit-type contracts. The interest rate on supplementary contracts was 3.0% as of December 31, 2009 and 2008.

c.	Additional liability for annuity contracts

Certain variable annuity contracts include additional death or other insurance benefit features such as guaranteed minimum death benefits (“GMDBs”). In general, these benefit guarantees require the contract or policyholder to adhere to a company-approved asset allocation strategy. Election of these benefits on annuity contracts is generally only available at contract issue.

The following table shows the liabilities for guaranteed minimum death benefits as required by the actuarial guidelines (in millions):

December 31, 2007	$4
Incurred guarantee benefits in 2008	26
Paid guarantee benefits in 2008	(2)

December 31, 2008	28
Incurred guarantee benefits in 2009	(13)
Paid guarantee benefits in 2009	(4)

December 31, 2009	$11

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table summarizes the account values, net amount at risk and weighted average attained age for variable annuity contracts with GMDBs classified as policyholders’ reserves and separate account liabilities. The net amount at risk is defined as the minimum guarantee less the account value calculated on a policy-by-policy basis, but not less than zero.

	December 31, 2009			December 31, 2008
	Account Value	Net Amount at Risk	Weighted Average Attained Age	Account Value	Net Amount at Risk	Weighted Average Attained Age
	($ In Millions)

GMDB	$1,755	$204	62	$1,667	$484	62

Account balances of variable annuity contracts with GMDB guarantees are summarized in the table below:

	December 31,
	2009	2008
	(In Millions)

Separate account	$1,427	$1,337
Company’s general investments	328	330

Total	$1,755	$1,667

d.	Additional liability for individual life contracts

Certain universal life and variable universal life contracts include features such as GMDBs, or other guarantees that ensure continued death benefit coverage when the policy would otherwise lapse. The value of the guarantee is only available to the beneficiary in the form of a death benefit.

The net liability for guarantees on universal life and variable universal life type contracts was as follows:

	December 31,
	2009	2008
	(In Millions)

Beginning balance	$457	$390
Net liability increase	38	67

Ending balance	$495	$457

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

10.	Federal income taxes

As discussed in Note 3 “New accounting standards,” the Company adopted new guidance pertaining to accounting requirements for income taxes, which increases the potential admittance of deferred tax assets. It provides an increase in the admissibility limitation from 10% to 15% of surplus and an increase in the reversal/realization periods from one to three years. This guidance is effective for 2009 Annual Statements and 2010 interim and Annual Statements. The cumulative effect, as of December 31, 2009, of adopting this pronouncement was an increase to deferred tax assets of $23 million.

The net deferred tax asset, (“DTA”) or net deferred tax liability, (“DTL”) recognized in the Company’s assets, liabilities and surplus are as follows:

	December 31,
	2009			2008
	Ordinary	Capital	Total	Total	Change
	(In Millions)
Total gross DTAs	$163	$48	$211	$203	$8
Statutory valuation allowance adjustment	—	—	—	—	—

Total adjusted gross DTAs	163	48	211	203	8
Total gross DTLs	(18)	(34)	(52)	(84)	32

Net DTA(L)	145	14	159	119	40
Total DTAs nonadmitted	(94)	(9)	(103)	(98)	(5)

Net admitted DTA	$51	$5	$56	$21	$35

As permitted under the new guidance, the Company has chosen to admit deferred tax assets for the current reporting period in accordance with the NAIC approved revisions effective for 2009 and 2010. The amount of adjusted gross DTA admitted under each component and the resulting increased amount by tax character are as follows:

	December 31, 2009
	Ordinary	Capital	Total
	(In Millions)
Admitted DTA 1 year:
Federal income taxes that can be recovered	$16	$9	$25
Remaining adjusted gross DTAs expected to be realized within 1 year	12	(4)	8
Total gross DTLs	18	34	52

Total admitted DTA realized within 1 year	46	39	85

Admitted DTA 3 years:
Federal income taxes that can be recovered	16	9	25
Remaining adjusted gross DTAs expected to be realized within 3 years	35	(4)	31
Total gross DTLs	18	34	52

Total admitted DTA realized within 3 years	69	39	108

Increase in net admitted DTA 1 year versus 3 years	$23	$—	$23

The Company’s authorized control level risk based capital is $116 million and total adjusted capital is $729 million. Total admitted assets and statutory surplus at December 31, 2009 were $8 billion and $715 million respectively. Admitted assets and statutory surplus increased by $23 million as disclosed in the previous table.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The provision for current tax expense on earnings is as follows:

	Years Ended December 31,
	2009	2008
	(In Millions)
Federal income tax expense (benefit) on operating earnings	$6	$12
Federal income tax expense (benefit) on net realized capital gains (losses)	(6)	(15)

Total federal and foreign income tax expense (benefit)	$—	$(3)

The tax effects of temporary differences that give rise to significant portions of the DTAs and DTLs are as follows:

	December 31,
	2009	2008	Change
	(In Millions)
DTAs:
Reserve items	$85	$82	$3
Policy acquisition costs	61	65	(4)
Investment items	47	31	16
Unrealized investment losses	11	11	—
Nonadmitted assets	3	3	—
Tax credits	2	—	2
Expense items	1	—	1
Other	1	11	(10)

Total DTAs	211	203	8
Nonadmitted DTAs	(103)	(98)	(5)

Admitted DTAs	108	105	3

DTLs:
Unrealized investment gains	34	67	(33)
Reserve for audits and settlements	15	13	2
Deferred and uncollected premium	1	1	—
Other	2	3	(1)

Total DTLs	52	84	(32)

Net admitted DTA	$56	$21	$35

The ultimate realization of DTAs depends on the generation of future taxable income during the periods in which the temporary differences are deductible. Management considers the scheduled reversal of DTLs (including the impact of available carryback and carryforward periods), projected taxable income, and tax planning strategies in making this assessment.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The change in net deferred income taxes before the exclusion of amounts nonadmitted, less the deferred tax portions of the components of the Statutory Statements of Changes in Surplus shown below which are reported net of taxes, results in the reported change in net deferred income taxes.

	Years Ended December 31,
		2009		2008
	Ordinary	Capital	Total	Total
	(In Millions)
Net DTA(L)	$(10)	$49	$40	$(15)
Less items not recorded in the change in net deferred income taxes:

Tax-effect of unrealized losses	—	—	—	39
Tax-effect of unrealized gains	—	(34)	(34)	(7)

Change in net deferred income taxes	$(10)	$15	$6	$17

As of December 31, 2009, the Company had no net operating or capital loss carryforwards to include in deferred income taxes. The Company has total tax credit carryforwards of $2 million in deferred taxes.

The components of federal and foreign income tax on operating items is recorded on the Statutory Statements of Income (Loss) and Statutory Statements of Changes in Surplus and is different from that which would be obtained by applying the prevailing federal income tax rate to operating income before taxes. The significant items causing this difference are as follows:

	Years Ended December 31,
	2009	2008
	(In Millions)
Provision computed at statutory rate	$14	$(24)
Investment items	(17)	2
Nonadmitted assets	—	(1)
Tax credits	(2)	(2)
Change in reserve valuation basis	(1)	3
Other	—	2

Total statutory income tax expense (benefit)	$(6)	$(20)

Federal and foreign income tax expense (benefit)	$—	$(3)
Change in net deferred income taxes	(6)	(17)

Total statutory income tax expense (benefit)	$(6)	$(20)

During the years ended December 31, 2009 and 2008, the Company received refunds of federal income taxes in the amount of $25 million and $4 million respectively from its parent in accordance with the provisions of the written tax allocation agreement. In 2007, the Company paid federal income taxes in the amount of $37 million. Federal income taxes paid in prior years that will be available for recovery of the current year or future net losses are as follows: $17 million in 2007 and $4 million in 2006.

The Company is included in a consolidated U.S. federal income tax return with its parent, Massachusetts Mutual Life Insurance Company (“MassMutual”), a mutual life insurance company domiciled in the Commonwealth of Massachusetts, and MassMutual’s eligible U.S. subsidiaries. The Company also files income tax returns in various states and foreign jurisdictions. The Company, MassMutual, and MassMutual’s eligible subsidiaries and certain affiliates (the “Parties”) have executed and are subject to a written tax allocation agreement (the “Agreement”). The Agreement sets forth the manner in which the total combined federal income tax is allocated among the Parties. The Agreement provides the Company

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

with the enforceable right to recoup federal income taxes paid in prior years in the event of future net losses, which it may incur. Further, the Agreement provides the Company with the enforceable right to utilize its net losses carried forward as an offset to future net income subject to federal income taxes.

Companies generally are required to disclose unrecognized tax benefits, which are the tax effect of positions taken on their tax returns which may be challenged by the various taxing authorities in order to provide users of financial statements more information regarding potential liabilities. For statutory purposes, the NAIC is still evaluating this disclosure requirement. Because statutory guidance has not been issued, the Company has not yet determined the statutory impact of adoption on its statutory financial statements. The Company continues to recognize tax benefits and related reserves in accordance with existing statutory accounting guidance for liabilities, contingencies and impairments of assets.

The following is a reconciliation of the beginning and ending liability for unrecognized tax benefits (in millions):

Balance, January 1, 2009	$17
Gross change related to positions taken in prior years	3
Gross change related to positions taken in current year	3
Gross change related to settlements	—
Gross change related to lapse of statutes of limitations	—

Balance, December 31, 2009	$23

Included in the liability for unrecognized tax benefits as of December 31, 2009, are $23 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. The liability for unrecognized tax benefit balance as of December 31, 2009 includes no unrecognized tax benefits that, if recognized, would impact the Company’s effective tax rate. The Company does not expect the total amount of unrecognized tax benefits to decrease over the next 12 months.

The Company recognizes accrued interest and penalties related to the liability for unrecognized tax benefits as a component of the provision for income taxes. The amount of net interest and penalties recognized in the Company’s financial statements as of December 31, 2009 and 2008 were $2 million and $2 million, respectively.

The Internal Revenue Service (“IRS”) has completed its examination of the years 2001 - 2003. The IRS is currently auditing the years 2004 and 2005. The Company does not expect a material change in its financial position or liquidity as a result of these audits. As of December 31, 2009 and 2008, the Company had no protective deposits recognized as admitted assets.

The Economic Stimulus Act of 2008, enacted in February 2008, allowed businesses to claim a bonus first year depreciation deduction of 50% for most personal property placed in service after 2007 and before 2009. The Housing Assistance Tax Act, enacted in July 2008, allowed low income housing tax credits to offset the alternative minimum tax (“AMT”), effective for low income housing tax credits attributable to buildings placed in service after December 31, 2007. The Housing Assistance Tax Act also provided the option for corporations to treat certain unused research and AMT credits as allowable and refundable in lieu of claiming the bonus and accelerated depreciation deductions. The American Recovery and Reinvestment Act of 2009, enacted in February 2009, provided a one year extension of the 50% first year bonus depreciation. In addition, a deferral of up to five years is provided for income from reacquisition of business debt at a discount for 2009 and 2010. The Worker, Homeownership, and Business Assistance Act, enacted in November 2009, allows life insurance companies to carryback losses from operations in one taxable year beginning after December 31, 2007 and beginning before January 1, 2010, for up to five years, instead of three years as previously allowed. The amount of the loss that can be carried back to the fifth preceding year is limited to 50% of the taxable income for that year. These new tax provisions will not have a material effect on the Company’s financial position or liquidity.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

11.	Shareholder’s equity

MassMutual has authorized the contribution of funds to the Company sufficient to meet the capital requirements of each state in the U.S. in which the Company is licensed to do business. Substantially all of the statutory shareholder’s equity is subject to dividend restrictions. Dividend restrictions, imposed by state regulations, limit the payment of dividends to the shareholder without prior approval from the Department. Under these regulations, $93 million of shareholder’s equity is available for distribution to the shareholder in 2010 without prior regulatory approval. In 2009, the Company did not pay dividends to its parent, MassMutual.

12.	Business risks, commitments and contingencies

a.	Risks and uncertainties

The Company operates in a business environment subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk and credit risk. Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments and amounts due to policyholders. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company controls its exposure to this risk by, among other things, asset/liability management techniques that account for the cash flow characteristics of the assets and liabilities.

Asset based fees calculated as a percentage of the separate account assets are a source of revenue to the Company. Gains and losses in the equity markets may result in corresponding increases and decreases in the Company’s separate account assets and related revenue.

Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company attempts to manage its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors, as well as purchasing credit default swaps to transfer some of the risk.

Beginning in 2007, the slowing of the U.S. housing market, rising residential mortgage rates, and relaxed underwriting standards by residential mortgage loan originators led to higher delinquency and loss rates, reduced credit availability and reduced liquidity in the residential loan market. The Company has implemented a stringent review process for determining the nature and timing of other than temporary impairments on securities containing these risk characteristics. Cash flows were modeled for selected bonds deemed to be at risk for impairment using prepayment and default assumptions that varied according to collateral attributes. Bonds with nontrivial credit exposure were modeled across a variety of prepayment and default scenarios, spanning the range of possible outcomes specific to each individual security.

Fair values resulting from internal models are those expected to be received in an orderly transaction between market participants at the financial statement date. The fair values of residential mortgage-backed securities (“RMBS”), commercial mortgage-backed securities, and commercial mortgage loans are highly sensitive to evolving conditions that can impair the cash flows realized by investors. Determining fair value is made more difficult by the lack of observable prices, uncertainty of credit ratings, and the current liquidity crisis which may continue into the foreseeable future. The ultimate emergence of losses is subject to uncertainty. If defaults were to increase above the stresses imposed in the Company’s analysis or collateral performance was worse than expected, management would need to reassess whether such credit events have changed the Company’s assessment of OTTI and estimates of fair values given the underlying dynamics of the market and the expected performance of these assets. The liquidity crisis continues to adversely affect lenders’ underwriting appetite for new financing arrangements and hence could lead to a diminished ability to refinance the underlying collateral. Also, the downturn of the economy and the real estate market and high levels of unemployment will likely result in continued defaults and ultimately, additional recognition of OTTI.

In response to the deterioration of Collateralized Debt Obligations (“CDOs”) backed by RMBS that began in 2007, the trading markets for all CDO-related structured products have been adversely affected by reduced liquidity. The Company has investments in structured products that are exposed primarily to the

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

credit risk of corporate bank loans, corporate bonds or credit default swap contracts referencing corporate credit risk. Most of these structured investments are backed by corporate loans and are commonly known as Collateralized Loan Obligations. The portfolios backing these investments are actively managed and diversified by industry and individual issuer concentrations. Due to the nature of CDOs which complicate an evaluation of the underlying collateral, the overall negative economic environment and the resulting reduced market liquidity, the risk premium of CDOs have increased and resulted in declining prices. The steep decline in economic activity that began in the fourth quarter of 2008 has improved. This positive trend has led to improved prices beginning at the end of the second quarter and continuing into the fourth quarter. Management believes its scenario analysis approach, based on actual collateral data and forward looking assumptions, does capture the level of default risks in each pool including refinancing risks. However, in a rapidly changing economic environment the risk in each collateral pool will be more volatile.

The recent liquidity crisis has also resulted in increased risks related to the Company’s investments in domestic and European leveraged loans. European leveraged loans typically have speculative grade ratings. While default rates continue to be low, market liquidity and pricing have both improved domestically and in Europe.

Current market conditions have resulted in increased risks in the Company’s mortgage loan portfolio. Real estate fundamentals such as occupancy, rental rates and rental terms have generally weakened across all property types during 2009. The current credit market environment has also resulted in a shortage of lending to address loans maturing in the near term. Accordingly, while default rates are currently at low levels and the Company continues to proactively manage its risks, the overall economic factors may lead to increased defaults until the market and economy recover.

Management’s judgment regarding OTTI and estimated fair value depends upon evolving conditions that can alter the anticipated cash flows realized by investors and was impacted by the recent illiquid credit market environment, which made it difficult to obtain readily determinable prices for RMBS and other investments, including leveraged loan exposure. Further deterioration of market conditions, high levels of unemployment, and related management judgments of OTTI and fair value could negatively impact the Company’s results of operations, surplus, and the disclosed fair value.

b.	Guaranty funds

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially impact its financial position, results of operations, or liquidity.

c.	Litigation

The Company is involved in litigation arising in and out of the normal course of business, which seeks both compensatory and punitive damages. While the Company is not aware of any actions or allegations that should reasonably give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management that the ultimate resolution of these matters will not materially impact the Company’s financial position or liquidity. However, the outcome of a particular proceeding may be material to the Company’s operating results for a particular period depending upon, among other factors, the size of the loss or liability and the level of the Company’s income for the period.

The Company and MassMutual, together with numerous other defendants, was named in an adversary proceeding in the Enron bankruptcy. In 2008, this matter was resolved between the parties with no additional adverse impact to the Company.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

In 2005, the Company received final approval of a nationwide class action settlement involving alleged insurance sales practices claims. In 2006, all appeals to this settlement were resolved. The settlement class included all policyholders, with certain limited exceptions, who have or had an ownership interest in permanent life policies or term life policies issued between January 1, 1983 and December 31, 2003. Through December 31, 2009, the Company had paid $41 million resulting from this settlement.

d.	Regulatory matters

The Company is subject to governmental and administrative proceedings and regulatory inquiries, examinations and investigations in the ordinary course of its business. In connection with regulatory inquiries, examinations and investigations, the Company has been contacted by various regulatory agencies including among others, the Securities and Exchange Commission, U.S. Department of Labor, and various state insurance departments and state attorneys general. The Company has cooperated fully with these regulatory agencies with regard to their inquiries, examinations and investigations and has responded to information requests and comments.

Recent market volatility in the financial services industry has contributed to increased scrutiny of the entire financial services industry. Therefore, the Company believes that it is reasonable to expect that proceedings, regulatory inquiries, examinations and investigations into the insurance and financial services industries will continue for the foreseeable future and may result in new industry-wide legislation, rules, and regulations that could significantly affect the insurance and financial services industries as a whole. It is the opinion of management that the ultimate resolution of these regulatory inquiries, examinations and investigations will not materially impact the Company’s financial position or liquidity. The outcome of a particular matter may be material to the Company’s operating results for a particular period depending upon, among other factors, the financial impact of the matter and the level of the Company’s income for the period.

e.	Commitments

In the normal course of business, the Company enters into commitments to purchase certain investments. The majority of these commitments have funding periods that extend between one and five years. The Company is not required to fund commitments once the commitment period expires. As of December 31, 2009, the Company had the following commitments:

	2010	2011	2012	2013	2014	There- After	Total
	(In Millions)
Private placements	$60	$3	$—	$38	$—	$—	$101
Mortgage loans	7	—	—	—	—	—	7
Partnerships and LLCs	9	10	14	10	1	3	47
LIHTC investments (including equity contributions)	—	—	—	—	1	—	1

Total	$76	$13	$14	$48	$2	$3	$156

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

13.	Withdrawal characteristics

a.	Annuity actuarial reserves and liabilities for deposit-type contracts

The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit-type contracts as of December 31, 2009 are illustrated below:

	Amount	% of Total
	($ In Millions)

Subject to discretionary withdrawal:
With fair value adjustment	$22	—%
At book value less current surrender charge of 5% or more	308	6
At fair value	1,421	30

Subtotal	1,751	36
Subject to discretionary withdrawal:
At book value without fair value adjustment	3,101	64
Not subject to discretionary withdrawal	13	—

Total	$4,865	100%

The following is the reconciliation of total annuity actuarial reserves and liabilities for deposit-type contracts as of December 31, 2009 (in millions):

Statutory Statements of Financial Position:
Policyholders’ reserves - individual annuities	$3,427
Liabilities for deposit-type contracts	17

Subtotal	3,444
Separate Account Annual Statement:
Annuities	1,421

Total	$4,865

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

b.	Separate accounts

The Company has nonguaranteed separate accounts which are variable accounts where the benefit is determined by the performance and/or market value of the investments held in the separate account with incidental risk, notional expense, and minimum death benefit guarantees.

Information regarding the separate accounts of the Company as of and for the year ended December 31, 2009 is as follows:

Non Guaranteed
(In Millions)
Net premium, considerations or deposits for the year ended December 31, 2009	$94

Reserves at December 31, 2009:
For accounts with assets at:
Fair value/market value	$1,808
Nonpolicy liabilities	13

Total	$1,821

Reserves by withdrawal characteristics:
Subject to discretionary withdrawal:
At fair value	$1,808
Nonpolicy liabilities	13

Total	$1,821

The following is a summary reconciliation of amounts reported as transfers to (from) separate accounts in the summary of operations of the Company’s NAIC Separate Account Annual Statement with the amounts reported as net transfers to (from) separate accounts in change in policyholders’ reserves in the accompanying Statutory Statements of Income (Loss):

	Years Ended December 31,
	2009	2008	2007
	(In Millions)
From the Separate Account Annual Statement:
Transfers to separate accounts	$94	$122	$150
Transfers from separate accounts	(300)	(520)	(596)

Net transfers to (from) separate accounts	$(206)	$(398)	$(446)

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

14.	Presentation of the Statutory Statements of Cash Flows

As required by SSAP No. 69 “Statement of Cash Flows,” the Company has included in the Statutory Statements of Cash Flows, non-cash transactions primarily related to the following:

	Years Ended December 31,
	2009	2008	2007
	(In Millions)
Bank loan transfer	$71	$111	$125
Bond conversion	59	22	28
Mortgages to other invested assets	15	1	—
Other invested assets converted to real estate	8	—	—
Other invested assets converted to bonds	3	—	—
Net investment income payment-in-kind bonds	1	1	2
Stock conversion	—	4	4
Other invested assets converted to stock	—	1	—
Interest capitalization for long-term debt	—	1	1
Stock conversion to other invested assets	—	—	7

The bank loan transfer amount is included in the proceeds from investments sold, matured or repaid on bonds and cost of investments acquired for bonds on the Statutory Statements of Cash Flows and represents rollover transactions processed as the result of rate resets on existing bank loans.

15.	Subsequent events

The Company has evaluated subsequent events through February 19, 2010, the date the financial statements were available to be issued, and no events have occurred subsequent to the balance sheet date and before the date of evaluation that would require disclosure.

16.	Subsidiaries and affiliated companies

A summary of ownership and relationship of MassMutual and its subsidiaries and affiliated companies as of December 31, 2009 is illustrated below. Subsidiaries are wholly owned, except as noted.

Subsidiaries of Massachusetts Mutual Life Insurance Company

C.M. Life Insurance Company

MassMutual Holding LLC

The MassMutual Trust Company

MML Distributors, LLC – 99% (remaining 1% owned by MassMutual Holding LLC)

MML Private Placement Investment Company I, LLC

MML Mezzanine Investor, LLC

MML Mezzanine Investor L, LLC

MML Mezzanine Investor II, LLC

MML Private Equity Fund Investor, LLC

MML Re Finance LLC

MMC Equipment Finance LLC

Invicta Advisors LLC

CB – Apts, LLC

CV – Apts, LLC

MP – Apts, LLC

MSP – SC, LLC

MW – Apts, LLC

PL – Apts, LLC – 92% (remaining 8% owned by C.M. Life Insurance Company)

WP – SC, LLC – 81% (remaining 19% owned by C.M. Life Insurance Company)

WW – Apts, LLC

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Country Club Office Plaza LLC – 88% (remaining 12% owned by C.M. Life Insurance Company)

MML ABN Separate Account Holding Company LLC

MML ABN Separate Account Holding Company II LLC

Subsidiaries of C.M. Life Insurance Company

MML Bay State Life Insurance Company

CML Mezzanine Investor, LLC

CML Mezzanine Investor L, LLC

CML Re Finance LLC

Subsidiary of MMC Equipment Finance LLC

MassMutual Asset Finance LLC

Subsidiaries of MassMutual Holding LLC

HYP Management LLC

MassMutual Assignment Company

MassMutual Holding MSC, Inc.

MassMutual International LLC

MML Investors Services, Inc.

MML Realty Management Corporation

Cornerstone Real Estate Advisers LLC

Babson Capital Management LLC

Oppenheimer Acquisition Corporation – 99%

MassMutual Baring Holding LLC

MML Financial, LLC

MassMutual Capital Partners LLC

First Mercantile Trust Company

Affiliates of Massachusetts Mutual Life Insurance Company

MML Series Investment Fund

MML Series Investment Fund II

MassMutual Select Funds

MassMutual Premier Funds

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

17.	Impairment listing for loan-backed and structured securities

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized Other-than- temporary- impairments	Amortized Cost after OTTI	Fair Value
00075WAB5	$42,536	$—	$42,536	$41,617	$(919)	$41,617	$41,150
004375CT6	408,867	143,039	551,906	498,408	(53,498)	498,408	275,971
00442GAD2	139,392	6,412	145,804	126,826	(18,978)	126,826	117,113
00442JAE4	372,630	127,057	499,687	410,412	(89,275)	410,412	307,273
00442KAD3	140,112	31,045	171,157	132,240	(38,917)	132,240	100,198
00442LAD1	161,945	(8,350)	153,595	116,373	(37,222)	116,373	88,042
007037BK9	56,703	15,051	71,754	47,533	(24,221)	47,533	47,927
01853GAB6	19,774	49,370	69,144	69,159	16	69,159	75,696
02146YAD8	370,004	(25,601)	344,403	311,788	(32,615)	311,788	200,548
02147CAA1	667,619	(46,339)	621,281	621,318	38	621,318	405,096
02147DAV3	44,277	11,425	55,702	41,865	(13,837)	41,865	40,283
02150MAB1	2,629,063	(314,614)	2,314,449	2,150,069	(164,381)	2,150,069	1,454,018
02660CAH3	13,898	8,426	22,324	10,210	(12,114)	10,210	7,276
02660TGN7	961,642	—	961,642	951,275	(10,367)	951,275	535,156
02660THL0	86,207	(11,367)	74,840	67,489	(7,351)	67,489	44,216
02660THT3	15,334	13,595	28,929	27,151	(1,778)	27,151	20,664
02660TJB0	3,431,956	(28,527)	3,403,429	3,359,564	(43,865)	3,359,564	1,542,358
02660XAD6	931,597	(24,218)	907,380	894,790	(12,590)	894,790	511,758
040104QN4	603,688	—	603,688	573,649	(30,039)	573,649	479,331
040104RV5	442,732	(15,346)	427,386	340,426	(86,960)	340,426	241,386
040104TG6	62,191	(337)	61,854	49,146	(12,708)	49,146	32,967
04544TAB7	112,143	(25,298)	86,845	86,845	—	86,845	87,532
05535DCF9	1,398,915	(153,637)	1,245,277	1,245,277	—	1,245,277	819,913
05615TAA0	1,251,757	(322,057)	929,700	929,700	—	929,700	468,000
05946XJW4	28,368	(20,059)	8,309	8,308	(1)	8,308	26,668
05946XYP2	99,336	—	99,336	92,542	(6,794)	92,542	51,662
05948XR52	190,141	—	190,141	36,617	(153,523)	36,617	75,369
05948XVH1	203,010	—	203,010	41,498	(161,512)	41,498	71,690
05948XVJ7	174,249	25,954	200,203	13,080	(187,123)	13,080	43,059
05949AGR5	323,082	—	323,082	321,103	(1,979)	321,103	274,836
05949AHG8	734,012	—	734,012	720,595	(13,418)	720,595	682,337
05949ALH1	302,717	—	302,717	293,307	(9,411)	293,307	265,812
05949AZG8	796,554	—	796,554	795,050	(1,504)	795,050	680,838
05950DAA8	1,480,343	—	1,480,343	1,475,040	(5,304)	1,475,040	1,131,161
06050HKY3	18,938	11,379	30,317	30,050	(267)	30,050	9,519
06652DAA7	731,662	(23,537)	708,126	705,473	(2,653)	705,473	385,567
07325VAG9	80,406	(828)	79,578	70,753	(8,825)	70,753	61,203
07384MS60	1,190,609	(168,213)	1,022,396	1,018,382	(4,014)	1,018,382	874,199
07384MV33	6,242	19,294	25,535	26,625	1,089	26,625	29,650
07384YNJ1	337,698	—	337,698	313,677	(24,021)	313,677	324,940
073852AD7	140,492	(42,021)	98,471	70,170	(28,301)	70,170	38,460
073854AB7	1,934,119	216,402	2,150,521	1,888,178	(262,343)	1,888,178	1,184,117
073860AB4	105,507	630	106,137	95,353	(10,784)	95,353	73,246
07386HCP4	73,107	24,315	97,422	10,301	(87,121)	10,301	18,238
07386HEN7	36,547	12,710	49,256	4,830	(44,427)	4,830	9,787
07386HJL6	26,192	9,111	35,303	16,344	(18,959)	16,344	20,325
07386HSF9	81,338	1,811	83,149	33,314	(49,835)	33,314	32,163
07386HSP7	894,511	—	894,511	886,076	(8,435)	886,076	554,393
073879QF8	94,457	(7,446)	87,011	83,465	(3,545)	83,465	47,359
073879Z92	1,223,989	117,157	1,341,146	1,195,468	(145,677)	1,195,468	396,491
07389VAA5	167,127	(18,460)	148,667	139,836	(8,831)	139,836	132,044
07400XAB4	684,533	(252,847)	431,686	381,010	(50,676)	381,010	190,228
07401EAA7	526,796	—	526,796	443,373	(83,423)	443,373	290,753
07401LBA0	4,366	8,359	12,725	8,675	(4,050)	8,675	26,188
07820QAY1	1,931,305	(49,517)	1,881,788	1,860,426	(21,362)	1,860,426	1,199,370
1248MEAE9	220,336	(16,562)	203,774	133,400	(70,374)	133,400	125,025
1248MEAG4	67,036	9,018	76,055	58,230	(17,825)	58,230	54,153
1248MGAJ3	25,238	(624)	24,614	24,611	(3)	24,611	25,399
1248RHAD9	205,265	28,151	233,416	188,790	(44,626)	188,790	115,370
12498NAB9	285,810	(3,677)	282,133	252,436	(29,698)	252,436	198,491
12544WAK3	173,571	(57,634)	115,937	115,936	(1)	115,936	165,394

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized Other-than- temporary- impairments	Amortized Cost after OTTI	Fair Value
12567AAF4	$74,449	$28,121	$102,571	$102,681	$111	$102,681	$97,264
12629EAK1	2,625	1,081	3,706	417	(3,289)	417	2,288
12638PAL3	1,041	(31)	1,010	64	(946)	64	553
12666XAB3	291,011	(99,850)	191,161	173,743	(17,418)	173,743	202,481
126670TU2	17,156	(641)	16,515	15,778	(737)	15,778	14,437
126670WT1	672,998	(18,000)	654,998	637,955	(17,042)	637,955	499,838
12667FBJ3	367,615	79,391	447,007	369,026	(77,981)	369,026	248,767
12667G4D2	1,568	294	1,862	1,863	1	1,863	2,773
12667GME0	2,035,152	(32,858)	2,002,293	1,998,568	(3,725)	1,998,568	1,100,439
12667GR62	954,090	(53,476)	900,615	884,387	(16,227)	884,387	520,734
12667GRW5	122,421	(9,199)	113,222	109,289	(3,933)	109,289	55,211
12667GS20	1,500,638	(69,100)	1,431,539	1,429,565	(1,974)	1,429,565	803,495
12667GWF6	1,037,347	(76,779)	960,568	909,929	(50,639)	909,929	470,126
12668A3Q6	786,070	(89,307)	696,763	677,855	(18,908)	677,855	249,478
12668A4B8	1,151,952	(87,497)	1,064,455	1,045,397	(19,059)	1,045,397	555,929
12668AAY1	25,937	1,661	27,598	27,626	28	27,626	38,601
12668ACG8	365,739	(11,387)	354,352	354,352	—	354,352	282,088
12668ACZ6	454,118	(17,831)	436,287	415,456	(20,831)	415,456	248,689
12668AEV3	1,208,229	(79,006)	1,129,223	1,088,597	(40,627)	1,088,597	634,375
12668AGW9	104,288	(6,538)	97,750	95,506	(2,244)	95,506	57,137
12668APF6	26,269	—	26,269	20,728	(5,542)	20,728	32,297
12668AVP7	759,941	(13,011)	746,930	740,385	(6,545)	740,385	457,934
12668BAU7	13,304	7,806	21,110	19,099	(2,011)	19,099	22,340
12668BB77	6,210,197	(262,969)	5,947,228	5,320,897	(626,331)	5,320,897	3,261,968
12668BE33	2,763,102	—	2,763,102	2,617,109	(145,992)	2,617,109	1,373,455
126694N46	247,045	—	247,045	232,213	(14,832)	232,213	114,510
126694YM4	294,044	—	294,044	284,718	(9,326)	284,718	145,455
12669EH33	29,967	—	29,967	29,182	(785)	29,182	21,858
12669FKR3	36,857	(1,191)	35,665	35,696	31	35,696	27,979
12669FP23	231,820	(3,203)	228,618	131,262	(97,356)	131,262	208,147
12669FP31	48,044	25,807	73,851	73,922	71	73,922	88,355
12669FVD2	121,290	(7,571)	113,719	110,229	(3,490)	110,229	103,933
12669FW82	127,728	(1,622)	126,106	125,204	(902)	125,204	86,409
12669FXR9	39,525	—	39,525	39,497	(28)	39,497	26,206
12669GKH3	1,665,179	(33,427)	1,631,752	1,617,721	(14,031)	1,617,721	987,643
12669GRM5	630,623	(69,709)	560,914	607,659	46,746	607,659	341,117
12669GRQ6	1,869,755	(195,762)	1,673,993	1,621,721	(52,272)	1,621,721	988,506
12669GTV3	67,198	—	67,198	64,767	(2,431)	64,767	35,498
12669GUR0	511,628	—	511,628	484,674	(26,954)	484,674	282,475
12669UBB5	65,532	—	65,532	64,555	(977)	64,555	60,591
14454AAB5	441,976	(5,094)	436,881	380,738	(56,143)	380,738	426,813
17307GMQ8	3,417,568	(208,751)	3,208,818	3,208,818	—	3,208,818	2,999,360
17307GPE2	2,579,305	(673,195)	1,906,110	1,906,110	—	1,906,110	1,608,483
17307GYD4	633,098	(7,692)	625,406	625,406	—	625,406	626,251
17309MAB9	1,157,831	(36,809)	1,121,022	947,349	(173,673)	947,349	878,225
17310UAE2	4,329	(2,343)	1,986	270	(1,716)	270	3,210
17311YAC7	193,784	37,554	231,338	183,062	(48,276)	183,062	127,069
17312TAH6	140,347	(17,665)	122,682	104,937	(17,745)	104,937	107,493
22540V3F7	439,013	138,975	577,988	556,248	(21,740)	556,248	296,071
22540VQ70	171,693	47,659	219,353	216,950	(2,402)	216,950	123,426
22541NBT5	169,056	69,319	238,374	223,539	(14,835)	223,539	133,396
22541NFL8	487,570	(12,412)	475,158	475,158	—	475,158	442,397
22541Q4M1	127,532	127,760	255,292	196,005	(59,287)	196,005	122,665
22541QFK3	47,523	(10,962)	36,561	36,552	(9)	36,552	22,273
22541QJR4	87,376	75,602	162,978	45,098	(117,880)	45,098	64,847
22541QV25	50,754	24,739	75,493	3,589	(71,904)	3,589	9,480
22541SFL7	13	(2)	12	1	(11)	1	3
22541SJV1	241,101	(132)	240,969	240,969	—	240,969	61,507
22541SRC4	127,180	27,319	154,499	154,499	—	154,499	146,245
225458RG5	12,312	(7,874)	4,438	4,438	—	4,438	5,092

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized Other-than- temporary- impairments	Amortized Cost after OTTI	Fair Value
2254W0KK0	$34,029	$(28,365)	$5,664	$1,844	$(3,820)	$1,844	$24,336
2254W0NK7	238,153	(24,730)	213,423	181,880	(31,543)	181,880	128,582
23243AAD8	140,005	(11,285)	128,720	114,400	(14,320)	114,400	69,317
23244LAB7	49,953	(8,058)	41,895	31,640	(10,255)	31,640	33,922
23245QAA7	252,817	(10,654)	242,164	238,124	(4,040)	238,124	157,116
23248AAJ0	133,895	(9,616)	124,278	105,235	(19,044)	105,235	94,172
23332UAC8	457,606	(122)	457,483	451,717	(5,766)	451,717	267,818
23332UBV5	1,199,510	(81,086)	1,118,424	1,118,424	—	1,118,424	707,362
23332UCM4	85,776	—	85,776	83,692	(2,084)	83,692	52,319
23332UDU5	2,423,122	(71,848)	2,351,274	2,340,904	(10,370)	2,340,904	1,410,503
23332UFV1	140,111	(6,794)	133,317	133,317	—	133,317	72,116
25150PAD1	791	(408)	382	13	(369)	13	20
251510FB4	516,266	(13,837)	502,429	453,400	(49,029)	453,400	341,018
251510NC3	1,080,339	694,280	1,774,619	1,771,650	(2,969)	1,771,650	388,789
26410MAF7	872,309	(459,593)	412,716	450,112	37,396	450,112	128,979
26410WAD0	549,847	261,057	810,905	476,485	(334,420)	476,485	214,965
30247DAD3	33,623	—	33,623	27,394	(6,229)	27,394	17,401
30251YAB4	619,622	—	619,622	619,560	(62)	619,560	445,783
316599AB5	26,117	—	26,117	25,128	(988)	25,128	24,821
318340AB2	44,600	5,606	50,206	49,580	(626)	49,580	18,779
32051DRA2	15,269	—	15,269	14,093	(1,176)	14,093	13,225
32051DV33	60,368	(4,364)	56,004	56,009	5	56,009	47,558
32051GBV6	49,969	—	49,969	33,286	(16,682)	33,286	37,940
32051GVN2	763,292	—	763,292	733,056	(30,235)	733,056	728,014
32051GZS7	1,544,886	(98,989)	1,445,898	1,386,720	(59,178)	1,386,720	1,194,100
32056CAH2	3,023,068	(120,652)	2,902,415	2,879,280	(23,135)	2,879,280	2,165,166
35729RAE6	308,306	(5,794)	302,512	225,159	(77,353)	225,159	196,044
36228FU38	33,161	(5,847)	27,313	27,409	95	27,409	32,498
362334EB6	706,168	(24,724)	681,444	600,459	(80,986)	600,459	478,961
362334FS8	152,623	(5,733)	146,891	127,570	(19,320)	127,570	112,339
362341SG5	43,069	(8,728)	34,341	34,348	6	34,348	39,600
362341XE4	5,120,022	(238,998)	4,881,024	4,884,152	3,128	4,884,152	4,390,524
36242D3Z4	12,459	2,473	14,932	4,845	(10,087)	4,845	4,470
36242DBY8	169,596	(1,339)	168,257	168,270	13	168,270	173,419
36242DGA5	115,786	(35,879)	79,907	32,885	(47,021)	32,885	30,959
362437AC9	346,251	—	346,251	330,796	(15,455)	330,796	272,044
36244LAA1	74,128	(962)	73,166	68,961	(4,205)	68,961	63,717
362480AD7	323,482	(35,158)	288,323	254,673	(33,650)	254,673	136,162
39538RAB5	1,557,655	(27,049)	1,530,606	1,530,606	—	1,530,606	807,471
39538RBB4	1,372,828	—	1,372,828	1,328,364	(44,465)	1,328,364	745,782
39538WFH6	814,013	(31,094)	782,919	766,287	(16,632)	766,287	389,900
39538WHF8	3,872,436	(261,694)	3,610,742	3,518,913	(91,829)	3,518,913	2,104,400
39539GAA0	553,215	—	553,215	546,797	(6,418)	546,797	315,164
40430HDC9	232,463	—	232,463	224,904	(7,559)	224,904	200,262
40430HEB0	11,027	(2,296)	8,731	5,525	(3,206)	5,525	12,417
40430HFL7	195,618	—	195,618	190,580	(5,038)	190,580	143,050
40430MAB3	68,598	—	68,598	45,932	(22,666)	45,932	34,827
40431HAT4	3,118	(8)	3,110	9	(3,102)	9	2,414
40431KAA8	14,227	—	14,227	13,132	(1,096)	13,132	11,095
40431KAE0	693,596	14,579	708,175	530,985	(177,190)	530,985	487,414
41161PA86	123,663	(10,727)	112,937	113,514	577	113,514	92,007
41161PFR9	157,209	(4,269)	152,940	152,910	(31)	152,910	106,979
41161PHC0	802,227	—	802,227	788,862	(13,364)	788,862	514,817
41161PHU0	661,807	(9,325)	652,482	647,115	(5,367)	647,115	396,578
41161PLR2	1,763,724	(48,706)	1,715,019	1,697,937	(17,081)	1,697,937	1,011,355
41161PMG5	2,496,604	(63,738)	2,432,866	2,403,730	(29,135)	2,403,730	1,439,167
41161PQU0	1,375,049	(47,134)	1,327,916	1,305,197	(22,719)	1,305,197	756,350
41161PTN3	157,318	—	157,318	150,864	(6,454)	150,864	82,976
41161PWB5	736,664	(20,632)	716,033	706,019	(10,014)	706,019	396,822
41164LAB5	1,502,039	(14,069)	1,487,970	1,393,572	(94,398)	1,393,572	710,171
43739EAP2	3,656,135	(135,787)	3,520,348	3,514,277	(6,072)	3,514,277	1,979,133
43739EBJ5	909,787	—	909,787	902,030	(7,756)	902,030	646,560

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized Other-than- temporary- impairments	Amortized Cost after OTTI	Fair Value
45071KDD3	$272,280	$(2,948)	$269,332	$231,518	$(37,814)	$231,518	$234,530
45254NJG3	133,330	(827)	132,504	132,403	(101)	132,403	92,538
45254NJP3	19,098	4,976	24,074	20,302	(3,771)	20,302	14,683
45254NJV0	94,209	(1,146)	93,064	93,064	—	93,064	65,448
45254NJX6	12,125	2,960	15,084	14,486	(598)	14,486	9,221
45254NKA4	12,944	988	13,931	13,103	(829)	13,103	9,132
45254NKD8	168,541	—	168,541	167,856	(685)	167,856	120,504
45254NKF3	356,849	(633)	356,216	356,216	—	356,216	233,229
45254NKX4	943,242	(1,615)	941,626	920,950	(20,676)	920,950	578,042
45254NNP8	1,963,182	(7,643)	1,955,539	1,890,545	(64,995)	1,890,545	1,214,860
45254NPA9	1,517,958	(5,773)	1,512,184	1,510,520	(1,665)	1,510,520	972,266
45254NPG6	60,746	8,841	69,587	47,462	(22,125)	47,462	26,147
45254NPU5	536,737	(5,178)	531,559	531,155	(404)	531,155	303,882
45254TMK7	35,373	17,489	52,862	51,298	(1,565)	51,298	19,988
45254TSM7	490,175	—	490,175	463,788	(26,387)	463,788	188,857
45254TTM6	763,927	425,020	1,188,946	1,173,608	(15,338)	1,173,608	807,352
45660L4P1	93,880	(20,230)	73,650	225	(73,426)	225	449
45660LAU3	33,816	—	33,816	29,705	(4,112)	29,705	30,577
45660LCN7	764,933	(48,401)	716,532	710,878	(5,654)	710,878	345,926
45660LGX1	22,366	(15,068)	7,298	3,544	(3,754)	3,544	5,889
45660LKW8	3,237,982	—	3,237,982	3,193,719	(44,263)	3,193,719	1,732,672
45660LVD8	4,556	550	5,106	2,362	(2,743)	2,362	3,409
45660LW96	285,298	(10,288)	275,010	254,315	(20,696)	254,315	145,510
45660LWD7	393,936	(99,149)	294,787	298,214	3,427	298,214	246,261
45660LYW3	407,417	(35,128)	372,289	339,555	(32,734)	339,555	180,019
45660N2J3	505,646	—	505,646	482,876	(22,770)	482,876	258,935
45660N5H4	708,606	—	708,606	659,474	(49,131)	659,474	438,341
45660N7R0	41,908	(3,184)	38,725	17,589	(21,136)	17,589	15,633
45660NQ24	570,098	(32,531)	537,566	537,713	146	537,713	434,821
45660NRB3	289,756	181,539	471,294	421,910	(49,385)	421,910	242,337
45660NS30	223,772	—	223,772	220,323	(3,449)	220,323	161,714
45660NT96	270,363	—	270,363	266,715	(3,648)	266,715	170,418
456612AC4	72,123	(3,882)	68,241	68,371	130	68,371	53,738
45661EAA2	33,427	(3,414)	30,012	30,012	—	30,012	23,572
45667WAA6	458,061	—	458,061	455,855	(2,205)	455,855	260,733
45667WAC2	25,552	—	25,552	27,485	1,932	27,485	22,565
464125AC7	278,816	(59,775)	219,041	193,425	(25,617)	193,425	205,581
466247XE8	750,190	(37,846)	712,343	672,871	(39,472)	672,871	440,481
46626CBS8	84,420	—	84,420	83,142	(1,277)	83,142	129,547
46627MBQ9	895,581	(2,268)	893,313	882,682	(10,631)	882,682	593,928
46627MCS4	726,949	(52,448)	674,501	651,019	(23,482)	651,019	448,387
466284AG1	407	(251)	156	3	(154)	3	2
466286AH4	2,179	(1,776)	403	40	(363)	40	89
525221EN3	1,181,126	(88,059)	1,093,067	1,093,298	232	1,093,298	412,037
525221GM3	260,154	(15,854)	244,300	244,300	—	244,300	128,858
525221HA8	2,305,830	(298,340)	2,007,490	2,007,369	(120)	2,007,369	1,203,556
525226AL0	110,348	(52,026)	58,322	49,830	(8,492)	49,830	5,565
525229AG5	143,732	(65,414)	78,318	67,660	(10,658)	67,660	55,383
52524VAG4	1,543,467	(69,583)	1,473,883	1,425,789	(48,094)	1,425,789	868,776
52524YAF0	1,483,997	(134,543)	1,349,454	1,323,958	(25,496)	1,323,958	718,349
550279AA1	525,883	(20,552)	505,330	477,639	(27,691)	477,639	303,708
55027BAA6	21,232	(1,528)	19,703	18,669	(1,035)	18,669	9,815
576433FP6	166,759	—	166,759	155,795	(10,963)	155,795	47,122
576433G42	473,939	(10,309)	463,630	459,611	(4,020)	459,611	228,379
576433GW0	129,900	—	129,900	95,596	(34,304)	95,596	32,823
576433NH5	257,546	(48,679)	208,866	198,322	(10,544)	198,322	113,828
576433WZ5	302,718	(3,201)	299,518	299,518	—	299,518	325,667
576444AA1		(27)	(27)		27
59020UAA3	26,706	(1,348)	25,357	25,400	43	25,400	23,869
59020UXN0	105,844	(47,097)	58,748	35,693	(23,055)	35,693	31,306
590212AB2	60,677	(249)	60,428	43,831	(16,597)	43,831	45,146

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized Other-than- temporary- impairments	Amortized Cost after OTTI	Fair Value
59024EAD9	$198,642	$28,158	$226,799	$160,379	$(66,421)	$160,379	$147,230
59024UAB7	161,211	(98)	161,112	139,002	(22,110)	139,002	131,745
59024WAF4	116,974	(4,871)	112,103	112,103	—	112,103	6,185
617451DQ9	199,522	—	199,522	197,920	(1,603)	197,920	167,750
61750FAE0	56,779	1,428	58,207	43,850	(14,357)	43,850	34,962
61750MAB1	11,538	—	11,538	10,471	(1,067)	10,471	11,452
61750SAB8	96,821	(444)	96,377	85,807	(10,570)	85,807	89,727
61751JAQ4	3,043	2,558	5,601	1,080	(4,521)	1,080	3,752
61753KAB2	54,114	(86)	54,028	48,597	(5,432)	48,597	50,662
61753VAG7		346	346	120	(226)	120	406
61755FAE5	1,787	(678)	1,109	320	(789)	320	1,976
61915RAX4	129,561	—	129,561	72,121	(57,441)	72,121	91,018
61915RBB1	507,670	(35,449)	472,222	451,268	(20,953)	451,268	288,569
638728AC9	167,313	(3,938)	163,375	125,070	(38,305)	125,070	101,801
64352VQR5	745,906	(13,336)	732,570	545,736	(186,834)	545,736	506,496
65106FAB8	598,590	(2,344)	596,246	539,685	(56,561)	539,685	381,133
65106FAG7	64,652	(518)	64,134	11,100	(53,034)	11,100	37,644
65535VRH3	495,946	219,088	715,035	528,033	(187,002)	528,033	470,007
65535VRK6	239,103	(21,046)	218,056	159,998	(58,058)	159,998	109,110
65535VUS5	362,819	—	362,819	278,040	(84,779)	278,040	217,893
669884AF5	30,175	(25,610)	4,564	900	(3,664)	900	1,626
68383NCA9	1,155,079	(7,387)	1,147,692	1,109,129	(38,562)	1,109,129	756,864
68383NCU5	662,610	—	662,610	649,277	(13,333)	649,277	380,555
68383NDT7	970,451	(79,621)	890,830	890,988	159	890,988	483,525
68383NDW0	362,301	200,036	562,338	560,400	(1,938)	560,400	141,311
68402CAC8	150,131	—	150,131	117,917	(32,214)	117,917	112,582
69121PDX8	79,585	(1,039)	78,547	63,472	(15,075)	63,472	76,688
70069FHV2	196,529	250,208	446,737	445,173	(1,564)	445,173	125,852
74348UAL3	26,882	1,352,202	1,379,083	1,379,083	—	1,379,083	917,091
74922MAB7	129,940	56,052	185,992	177,535	(8,457)	177,535	103,548
74922MAC5	84,150	(12,341)	71,809	67,393	(4,416)	67,393	40,310
74924UAB7	1,280,375	(52,273)	1,228,102	1,208,281	(19,822)	1,208,281	1,125,045
74924YAH6	1,419	45	1,464	450	(1,014)	450	973
74927WAM6	39,348	13,514	52,863	52,822	(41)	52,822	53,413
74927XAM4	44,463	50,047	94,510	33,417	(61,092)	33,417	41,650
74951PBT4	210,830	155,306	366,137	190,917	(175,220)	190,917	219,715
74951PBV9	85,844	60,737	146,581	43,240	(103,341)	43,240	74,611
75114HAK3	409,002	124,111	533,113	488,301	(44,811)	488,301	136,757
75114NAA2	1,915,410	(30,379)	1,885,031	1,421,778	(463,253)	1,421,778	803,857
75114NAB0	205,033	118,811	323,844	236,258	(87,586)	236,258	140,718
75406AAB5	828,620	(11,204)	817,416	792,554	(24,862)	792,554	610,313
75970JAL0	9,174	9,997	19,170	8,340	(10,830)	8,340	15,783
75971EAK2	14,720	(1,447)	13,272	5,100	(8,172)	5,100	14,145
760985U33	20,799	11,995	32,794	32,588	(206)	32,588	10,808
76110GG62	1,102,561	(13,281)	1,089,280	1,089,280	—	1,089,280	841,516
76110GG70	380,858	(36,820)	344,038	344,142	104	344,142	294,330
76110GJ85	677,222	(13,159)	664,063	629,831	(34,231)	629,831	526,057
76110GZQ7	1,291,464	(14,327)	1,277,136	1,277,136	—	1,277,136	1,110,327
76110GZR5	440,943	(4,187)	436,756	436,830	74	436,830	391,571
76110H4M8	102,719	7,334	110,053	86,609	(23,444)	86,609	48,630
76110H5C9	41,131	(7,020)	34,111	14,570	(19,541)	14,570	8,598
76110HKX6	818,014	472,420	1,290,434	996,876	(293,559)	996,876	704,594
76110HKY4	122,401	122,027	244,428	97,123	(147,305)	97,123	88,503
761118FM5	1,495,135	—	1,495,135	1,358,710	(136,425)	1,358,710	964,195
761118FQ6	6,291	(4,038)	2,253	93	(2,160)	93	111
761118KU1	790,871	—	790,871	718,011	(72,860)	718,011	406,553
761118NN4	833,545	(43,129)	790,416	766,503	(23,913)	766,503	448,944
761118RJ9	74,581	(7,327)	67,253	65,170	(2,084)	65,170	32,772
761118RM2	2,122,482	(207,223)	1,915,260	1,880,073	(35,187)	1,880,073	955,565
761118WP9	1,802,220	(122,002)	1,680,219	1,509,506	(170,712)	1,509,506	844,586
761118WS3	224	337	561	18	(544)	18	17

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized Other-than- temporary- impairments	Amortized Cost after OTTI	Fair Value
76112BLZ1	$79,953	$278,803	$358,757	$358,133	$(624)	$358,133	$130,850
76114GAL1	20,659	(3,093)	17,566	83	(17,483)	83	716
79549ASM2	85,161	—	85,161	86,687	1,526	86,687	57,903
79549ASN0	45,232	21,708	66,940	64,626	(2,314)	64,626	42,276
79549AYA1	103,944	170,987	274,932	251,975	(22,956)	251,975	115,070
79549AYB9	630	56,759	57,389	49,428	(7,961)	49,428	25,701
80557BAC8	898,177	(13,769)	884,408	595,511	(288,896)	595,511	350,735
81379EAA0	78,586	(1,093)	77,494	69,685	(7,808)	69,685	58,050
81879MAX7	9,160	1,566	10,726	3,120	(7,606)	3,120	5,685
84752CAE7	59,469	(2,916)	56,553	46,960	(9,593)	46,960	16,968
8635722A0	18,100	—	18,100	15,717	(2,384)	15,717	11,909
863579CB2	512,539	(8,860)	503,679	503,678	(0)	503,678	442,978
863579DV7	235,584	(6,826)	228,758	151,822	(76,937)	151,822	25,197
863579GG7	9,369	(3,474)	5,894	3,448	(2,446)	3,448	4,548
863579YR3	242,446	(2,433)	240,013	237,422	(2,591)	237,422	163,982
863579Z43	6,156	40,425	46,581	20,267	(26,314)	20,267	35,482
86358BAH5	1,721	(13)	1,707	400	(1,307)	400	639
86358EQJ8	789,632	(109,491)	680,142	610,737	(69,404)	610,737	212,161
86358R3Q8	372,748	155,398	528,146	519,907	(8,239)	519,907	307,372
86358RE86	1,722	1,060	2,782	2,786	4	2,786	335
86358RL88	30,871	(4,072)	26,799	26,799	—	26,799	17,542
86358RLG0	27,446	15,523	42,969	42,478	(491)	42,478	19,344
86358RUR6	11,969	35,811	47,781	2,663	(45,117)	2,663	7,986
86359A6A6	1,018,886	—	1,018,886	448,965	(569,921)	448,965	710,680
86359ACD3	115,200	(11,122)	104,079	110,711	6,633	110,711	90,501
86359ACE1	70,912	(6,025)	64,888	22,911	(41,976)	22,911	40,028
86359AEH2	43,314	21,659	64,973	42,739	(22,234)	42,739	8,938
86359ANH2	166,372	—	166,372	164,309	(2,063)	164,309	124,618
86359AXX6	558,921	—	558,921	399,238	(159,683)	399,238	335,847
86359AZE6	187,376	—	187,376	114,300	(73,076)	114,300	87,364
86359BKF7	65,961	31,599	97,560	97,715	155	97,715	112,836
86359BLB5	260,629	(4,995)	255,634	255,816	182	255,816	218,773
86359BLQ2	472,102	261,861	733,963	734,673	710	734,673	1,042,413
86359BLS8	1,919	21,415	23,334	29,635	6,301	29,635	3,218
86359LRW1	1,923,483	(103,285)	1,820,198	1,772,730	(47,469)	1,772,730	1,020,347
86360KAF5	5,762,844	(370,291)	5,392,554	5,159,184	(233,370)	5,159,184	3,118,033
86361HAB0	1,101,997	(69,051)	1,032,945	1,033,268	323	1,033,268	743,705
86362HAH6	714	(396)	318	24	(294)	24	39
86363DAA9	1,324,658	(60,082)	1,264,576	1,212,309	(52,267)	1,212,309	655,518
86363HAB8	493,516	(22,103)	471,413	455,566	(15,847)	455,566	383,963
86363MAB7	215,432	(24,782)	190,649	171,965	(18,684)	171,965	102,615
872227AM5	15,221	(6,090)	9,132	2,760	(6,372)	2,760	22,521
87222EAJ7	7,048	5,464	12,512	3,161	(9,351)	3,161	19,763
88156UAW0		1,500	1,500	1,500	—	1,500	8,857
88157QAL2	64,895	(19,654)	45,242	43,985	(1,256)	43,985	55,548
885220FS7	1,564,929	—	1,564,929	1,562,963	(1,966)	1,562,963	1,349,680
92719UAM4	26,240	—	26,240	3,289	(22,951)	3,289	14,611
929227QB5	13,730	—	13,730	12,566	(1,164)	12,566	10,138
92922F4M7	476,252	(1,823)	474,430	474,430	—	474,430	341,031
92922F5T1	779,484	(6,855)	772,629	772,629	—	772,629	546,502
92922F7Q5	856,134	(14,448)	841,686	841,600	(85)	841,600	465,905
92922FB72	182,297	—	182,297	181,684	(613)	181,684	108,907
92922FTJ7	177,751	(5,850)	171,901	170,041	(1,859)	170,041	114,931
92922FWU8	427,154	—	427,154	419,866	(7,288)	419,866	222,318
92922FZF8	1,052,288	(5,705)	1,046,584	1,039,976	(6,607)	1,039,976	708,528
92925CBB7	433,971	(165)	433,805	427,407	(6,398)	427,407	280,504
92926SAE6	171,019	10,200	181,219	134,064	(47,155)	134,064	112,090
939335P90	3,417	—	3,417	622	(2,795)	622	2,633
9393363A9	21,574	—	21,574	15,571	(6,004)	15,571	16,304
9393365V1	40,962	(1,362)	39,600	38,320	(1,280)	38,320	32,715
939336U35	267,908	(17,618)	250,290	250,290	—	250,290	212,196

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized Other-than- temporary- impairments	Amortized Cost after OTTI	Fair Value
939336X65	$1,946,524	$—	$1,946,524	$1,935,273	$(11,251)	$1,935,273	$1,208,239
93934FHC9	701,996	(61,735)	640,261	635,879	(4,382)	635,879	375,185
93934FJQ6	1,809,625	(196,662)	1,612,964	1,571,736	(41,228)	1,571,736	911,556
93934XAB9	339,857	(5,820)	334,037	273,635	(60,402)	273,635	274,931
93935AAE2	3,189	8,653	11,842	16,798	4,956	16,798	17,530
93936JAM4	38,047	8,713	46,760	217	(46,543)	217	9,276
9497EVAF2	1,041	700	1,741	625	(1,116)	625	1,081
94981PAG5	37,347	59,644	96,991	92,712	(4,279)	92,712	28,140
94983TAE0	1,356,248	(1,028)	1,355,220	1,344,325	(10,895)	1,344,325	1,150,155
94983VAC9	4,147,211	(445,771)	3,701,440	3,574,832	(126,608)	3,574,832	3,471,149
94983YAQ2	768,030	—	768,030	760,605	(7,425)	760,605	618,929
94985JAG5	3,168,618	(150,151)	3,018,467	2,998,074	(20,393)	2,998,074	2,001,127
984582AA4	95,037	(2,128)	92,909	76,328	(16,581)	76,328	76,663
L26479NN8	227,886	(58,193)	169,693	139,030	(30,663)	139,030	298,371
L26480MN7	365,679	(236,017)	129,662	161,708	32,046	161,708	77,387

Totals	$204,822,515	$(2,330,822)	$202,491,693	$190,828,972	$(11,662,721)	$190,828,972	$127,845,825

Part C

Other Information

Item 24.    Financial Statements and Exhibits

        (a)  Financial Statements

Financial Statements Included in Part A

Condensed Financial Information

Financial Statements Included in Part B

The Registrant

Report of Independent Registered Public Accounting Firm

Statement of Assets and Liabilities as of December 31, 2009

Statements of Operations and Changes in Net Assets for the years ended December 31, 2009 and 2008

Notes to Financial Statements

The Depositor

Independent Auditors’ Report

Statutory Statements of Financial Position as of December 31, 2009 and 2008

Statutory Statements of Income for the years ended December 31, 2009, 2008, and 2007

Statutory Statements of Changes in Shareholder’s Equity for the years ended December 31, 2009, 2008, and 2007

Statutory Statements of Cash Flows for the years ended December 31, 2009, 2008, and 2007

Notes to Statutory Financial Statements

        (b)  Exhibits

Exhibit 1	Resolution of Board of Directors of the Company authorizing the establishment of the Separate Account, incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement No. 33-61679, filed and effective May 1, 1998.

Exhibit 2	Not Applicable.

Exhibit 3	(i) Principal Underwriting Agreement, incorporated by reference to Initial Registration Statement No. 33-61679 on Form N-4 filed on August 9, 1995.

(ii) Form of Producer’s Agreement, incorporated by reference to Initial Registration Statement No. 33-61679 on Form N-4 filed on August 9, 1995.

(iii) Underwriting and Servicing Agreement, incorporated by reference to Initial Registration Statement No. 33-61679 on Form N-4 filed on August 9, 1995.

(iv) Insurance Products Distribution Agreement (4/08), incorporated by reference to Post-Effective Amendment No. 12 to Registration Statement No. 333-109620, filed on August 19, 2008.

(v) Amendment for Insurance Product Distribution Agreement (4/08), incorporated by reference to Post-Effective Amendment No. 13 to Registration Statement No. 333-81015, filed on Form N-4 in April, 2009.

Exhibit 4	Individual Variable Deferred Annuity Contract, incorporated by reference to Initial Registration Statement No. 33-61679 on Form N-4 filed on August 9, 1995.

Exhibit 5	Application Form, incorporated by reference to Initial Registration Statement No. 33-61679 on Form N-4 filed on August 9, 1995.

Exhibit 6	(i) Copy of Articles of Incorporation of the Company, incorporated by reference to Post Effective Amendment No. 3 to Registration Statement File No. 33-91072, filed on April 24, 1998.

(ii) Copy of the Bylaws of the Company, incorporated by reference to Post Effective Amendment No. 3 to Registration Statement File No. 33-91072, filed on April 24, 1998.

Exhibit 7	Not Applicable.

Exhibit 8	(a) Fund Participation Agreements

Form of Participation Agreement with Oppenheimer Variable Account Funds and Oppenheimer, Inc., incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement No. 333-80991, filed on Form N-4 in April 2006.

Form of Participation Agreement with Panorama Series Fund, Inc., incorporated by reference to Registration Statement File No. 333-22557, filed on February 28, 1997.

Form of Participation Agreement with Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, and Fidelity Variable Insurance Fund III, incorporated by reference to Initial Registration Statement No. 333-65887, filed on Form S-6 on October 20, 1998.

Form of Participation Agreement with ING Variable Products Trust, incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement No. 333-80991, filed on Form N-4 in April 2006.

Form of Participation Agreement with MML Series Investment Fund, incorporated by reference to Initial Registration Statement No. 333-130156, filed on December 6, 2005.

Form of Participation Agreement with MML Series Investment Fund II, incorporated by reference to Initial Registration Statement No. 333-130156, filed on December 6, 2005.

Form of Participation Agreement with AIM Variable Insurance Funds, Inc., incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement No. 333-80991, filed on Form N-4 in April 2006.

Form of Participation Agreement with PIMCO Variable Insurance Trust and Allianz Global Investors Distributors LLC., incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement No. 333-80991, filed on Form N-4 in April 2006.

(b) Rule 22c-2 Agreements, incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement No. 333-80991, filed in April 2007.

AIM Variable Insurance Funds

Fidelity Variable Insurance Products Fund

ING Variable Products Trust

MML Series Investment Fund

MML Series Investment Fund II

Oppenheimer Variable Account Funds

Panorama Series Fund, Inc.

PIMCO Variable Insurance Trust

Exhibit 9	Opinion and Consent of Counsel*

Exhibit 10	(i) Consent of Independent Registered Public Accounting Firm, KPMG LLP*

(ii) Powers of Attorney, incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement No. 333-80991, filed on Form N-4 in April 2010.

Exhibit 11	Not Applicable.

Exhibit 12	Not Applicable.

Exhibit 14	Not Applicable.

*	Filed herewith.

Item 25.    Directors and Officers of the Depositor

Directors of C.M. Life Insurance Company

Roger W. Crandall, Director (Chairman), President, and Chief Executive Officer (principal executive officer) 1295 State Street Springfield, MA 01111	Michael R. Fanning, Director 1295 State Street Springfield, MA 01111

Mark Roellig, Director, Executive Vice President, and General Counsel 1295 State Street Springfield, MA 01111	Michael T. Rollings, Director, Executive Vice President and Chief Financial Officer (principal financial officer) 1295 State Street Springfield, MA 01111
PRINCIPAL OFFICERS (other than those who are also Directors):

Norman A. Smith, Vice President and Controller (Principal Accounting Officer) 1295 State Street Springfield, MA 01111

Todd Picken, Vice President and Treasurer 1295 State Street Springfield, MA 01111

Christine C. Peaslee, Vice President and Corporate Secretary 1295 State Street Springfield, MA 01111

Item 26.    Persons Controlled by or Under Common Control with the Depositor or Registrant

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

ORGANIZATIONAL SUMMARY

I.	DIRECT SUBSIDIARIES OF MASSMUTUAL - MassMutual is the sole owner of each subsidiary unless otherwise indicated.

A.	C.M. Life Insurance Company (May 11, 1981), a Connecticut corporation which operates as a life and health insurance company.

1.	MML Bay State Life Insurance Company (April 1, 1935), a Connecticut corporation which operates as a life and health insurance company.

2.	CML Mezzanine Investor, LLC (October 18, 2005), a Delaware limited liability company that acts as a blocker entity for C.M. Life Insurance Company.

3.	CML Mezzanine Investor L, LLC (November 5, 2008), a Delaware limited liability company that holds a portfolio of the investment interests in a mezzanine fund.

4.	CML Re Finance LLC (December 19, 2008), a Delaware limited liability company formed for the purpose of holding interests in actively managed mortgage loans, near foreclosure mortgages and subsequently foreclosed properties.

B.	MML Distributors, LLC (Nov. 10, 1994), a Connecticut limited liability company which operates as a securities broker-dealer. (MassMutual Holding LLC – 1%.)

C.	MassMutual Holding LLC (Nov. 30, 1984), a Delaware limited liability company which operates as a holding company for certain MassMutual entities.

MassMutual Holding LLC is the sole owner of each subsidiary or affiliate unless otherwise indicated.

1.	MML Investors Services, Inc. (Dec. 31, 1981), a Massachusetts corporation which operates as a securities broker-dealer.

a.	MML Insurance Agency, Inc. (Nov. 16, 1990), a Massachusetts corporation which operates as an insurance broker.

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b.	MMLISI Financial Alliances, LLC, a Delaware limited liability company which operates as a broker-dealer. (MML Investors Services, Inc. – 51% and Series Members – 49%)

2.	MassMutual Holding MSC, Inc. (Dec. 26, 1996), a Massachusetts corporation which operates as a holding company for MassMutual positions in investment entities organized outside of the United States. This subsidiary qualifies as a “Massachusetts Security Corporation” under Chapter 63 of the Massachusetts General Laws. MassMutual Holding MSC, Inc. is the sole owner of each subsidiary or affiliate unless otherwise indicated.

a.	MassMutual Corporate Value Limited (Aug. 24, 1994), a Cayman Islands corporation which holds a 88.4% ownership interest in MassMutual Corporate Value Partners Limited, another Cayman Islands corporation operating as a high-yield bond fund. (MassMutual Holding MSC, Inc.—46%)

1)	MassMutual Corporate Value Partners Ltd. (Aug. 24, 1994), owned 88.4% by MassMutual Corporate Value Limited.

b.	1279342 Ontario Limited (Jan. 29, 1998), a Canadian corporation which operates as the owner of Deerhurst Resort in Huntsville, Ontario, Canada.

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3.	Babson Capital Management LLC (July 5, 1940), a Delaware limited liability company which operates as an investment adviser.

a.	Babson Capital Securities Inc. (July 1, 1994), a Massachusetts corporation which operates as a securities broker-dealer.

b.	Cornerstone Real Estate Advisers, Inc. (formerly Babson Capital Management Inc.), a Delaware corporation that holds a “corporation” real estate license.

c.	Babson Capital Japan KK, formerly known as MassMutual Investment Management Company (May 28, 2004), a Japanese registered investment adviser.

d.	Babson Capital Asia Limited (May 7, 2009), a Hong Kong company whose sole employee conducts market research for investment opportunities for Babson Capital Management LLC and Massachusetts Mutual Life Insurance Company.

e.	Babson Capital Australia Holding Company Pty Ltd. (October 12, 2009), an operating company that employs five or more mezzanine debt portfolio managers.

1.)	Babson Capital Australia Pty Ltd. (October 16, 2009), an asset manager for Australian institutional investors.

f.	Babson Capital Guernsey Limited, an investment management company organized under the laws of Guernsey.

1.)	Babson Capital Europe Limited, an institutional debt-fund manager organized under the laws of England and Wales.

a.)	Almack Holding Partnership GP Limited, an English company and wholly-owned subsidiary of Babson Capital Europe Limited, serves as general partner of Almack Leveraged 1 LP, Almack Unleveraged 1 LP and Almack Leveraged 2 LP.

b.)	Almack Mezzanine Fund Limited, an English company and wholly-owned subsidiary of Babson Capital Europe Limited, will serve as general partner of Almack Mezzanine Founder LP and Almack Mezzanine I LP.

c.)	Almack Mezzanine Fund II Limited, an English company and wholly-owned subsidiary of Babson Capital Europe Limited, serves as general partner of Almack Mezzanine II Leveraged LP, Almack Mezzanine II Unleveraged LP, and Almack Mezzanine Founder II LP.

g.	Cornerstone Real Estate Advisers, LLC (Jan. 20, 1994), a Delaware limited liability company which operates as an investment adviser.

1.)	Cornerstone Real Estate Advisers Europe B.V. (October 31, 2008), a Dutch company that is a wholly-owned subsidiary of Cornerstone Real Estate Advisers LLC that is applying to become a licensed Dutch investment firm regulated by the Dutch Authority for Financial Markets.

2.)	Cornerstone Real Estate Advisers Asia Limited (January 23, 2008), a Hong Kong company that is a wholly-owned subsidiary of Cornerstone Real Estate Advisers LLC that is applying to become a Hong Kong licensed investment firm regulated by the Securities and Futures Commission.

3.)	Cornerstone Acquisitions LLC (August 24, 2007), a Delaware limited liability company that was formed for the purpose of entering into purchase contracts for real property interests for the benefit of Cornerstone Real Estate Advisers LLC clients.

4.)	Cornerstone Real Estate UK Holdings Limited (November 13, 2009), a holding company incorporated under the laws of England and Wales.

a.)	Cornerstone Real Estate UK (No. 2) Limited (formerly, Peder Smedvig Protego Limited), a special purpose holding company.

b.)	Protego Real Estate Investors Finance LLP, a London-based real estate investment management company. (74.715% owned by Cornerstone Real Estate UK Holdings Limited and 25.285% owned by Cornerstone Real Estate UK (No.2) Limited.)

c.)	Protego Real Estate Investors LLP, a London-based real estate investment management company, (74.715% owned by Cornerstone Real Estate UK Holdings Limited and 25.285% owned by Cornerstone Real Estate UK (No.2) Limited.)

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h.	The following are investment-related special purpose entities of Babson Capital Management LLC. These entities are all domiciled in the State of Delaware.

1.	Babson Capital Loan Partners I GP, LLC

2.	Babson Global Macro Management LLC

3.	Babson Mezzanine Realty Management LLC

4.	Babson Mezzanine Realty Management II LLC

5.	BCCM I GP LLC

6.	Blue-Chip Multi-Strategy Management LLC

7.	Boston Mass II, LLC

8.	Cobbs Wharf Management LLC

9.	Congress Avenue Management LLC

10.	Credit Strategies Management LLC

11.	Hanover/Babson Equity Investors Manager LLC

12.	Hanover Preferred Facility Manager LLC

13.	Loan Strategies Management LLC

14.	Mezzco LLC

15.	Mezzco II LLC

16.	Mezzco III LLC

17.	Somerset Special Opportunities Management LLC

18.	Special Value Absolute Return Fund, LLC

19.	Special Value Bond Fund II, LLC

20.	Winterset Management LLC

4.	Oppenheimer Acquisition Corp. (June 21, 1990), a Delaware corporation which operates as a holding company for the Oppenheimer companies. (MassMutual Holding LLC – 98.48%).

a.	OppenheimerFunds, Inc. (Oct. 23, 1987), a Colorado corporation which operates as the investment adviser to the Oppenheimer Funds. (OppenheimerFunds Services, a division of OppenheimerFunds, Inc. operates as a transfer agent for the Oppenheimer funds.)

1.)	Centennial Asset Management Corporation (May 8, 1987), a Delaware corporation which operates as investment adviser and general distributor of the Centennial Trusts.

2.)	OppenheimerFunds Distributor, Inc. (July 3, 1978), a New York corporation which operates as a broker-dealer and general distributor of the Oppenheimer funds.

3.)	Oppenheimer Real Asset Management, Inc. (Dec. 22, 1988), a Delaware corporation which is the sub-adviser to a mutual fund investing in the commodities markets.

4.)	Shareholder Financial Services, Inc. (Nov. 1, 1989), a Colorado corporation which operates as a transfer agent for closed-end funds managed by Oppenheimer and certain closed-end funds managed by MassMutual.

4

5.)	Shareholder Services, Inc. (Sept. 16, 1987), a Colorado corporation which operates as a transfer agent for the Centennial Trusts.

6.)	OFI Private Investments Inc. (March 20, 2000) is a New York based registered investment adviser which manages separate accounts for investors and also acts as the Program Manager and Investment Manager for several states’ 529 college savings and prepaid tuition plans.

7.)	OFI Institutional Asset Management, Inc. (Nov. 20, 2000) is a New York based registered investment advisor which provides investment supervisory services on a discretionary basis to individual accounts, pension plans, insurance company separate accounts, public funds and corporations for a stated fee.

a.)	Trinity Investment Management Corporation (Nov. 1, 1974), a Pennsylvania corporation and registered investment adviser which provides portfolio management and equity research services primarily to institutional clients.

b.)	OFI Trust Company (1988), a New York corporation which conducts the business of a trust company.

c.)	HarbourView Asset Management Corporation (April 17, 1986), a New York corporation which operates as an investment adviser.

d.)	OppenheimerFunds International Distributor Limited (formerly known as OpphheimerFunds (Asia) Limited), a Hong Kong mutual fund marketing company. (Owned 95% by OFI Institutional Asset Management, Inc. and 5% by OppenheimerFunds, Inc.)

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8.)	OppenheimerFunds International Ltd. (July 9, 1997), is a Dublin-based limited liability company that currently has no operations.

a.)	OFI Institutional Asset Management, Ltd., (February 6, 2007), is an English-based, limited liability company, wholly-owned by OppenheimerFunds International, Ltd. that currently has no operations.

b.	Tremont Group Holdings, Inc. (previously, Tremont Capital Management, Inc.) (June 28, 2001), a New York-based investment services provider which specializes in hedge funds.

1.)	Tremont (Bermuda) Limited a Bermuda-based investment adviser.

a.)	Tremont Capital Management Limited, a company based in the United Kingdom.

2.)	Tremont Partners, Inc., (1984) a Connecticut corporation that is a registered investment adviser.

3.)	Tremont Securities, Inc., a New York company

4.)	Tremont Capital Management (Asia) Limited, a Hong Kong company.

5.)	Tremont Capital Management (Ireland) Limited, the manager of an Irish umbrella trust that manages a series of non-US strategy based funds.

6.)	Tremont GP, Inc., a Delaware corporation.

6

5.	HYP Management LLC (July 24, 1996), a Delaware limited liability company which operates as the “LLC Manager” of MassMutual High Yield Partners II LLC, a high yield bond fund.

6.	MML Realty Management Corporation (Oct. 14, 1968), a Massachusetts corporation which formerly operated as a manager of properties owned by MassMutual.

7.	MassMutual International LLC (Feb. 19, 1996), a Delaware corporation which operates as a holding company for those entities constituting MassMutual’s international insurance operations. MassMutual International LLC is the sole owner of each of the subsidiaries or affiliates listed below unless otherwise indicated.

a.	MassMutual Asia Limited, a corporation organized in Hong Kong which operates as a life insurance company. (Owned 99.99% by MassMutual International LLC and .01% by MassMutual Holding LLC).

1.)	MassMutual Insurance Consultants Limited, a corporation organized in Hong Kong which operates as a general insurance agent. (MassMutual Asia Limited owns 99.99% and MassMutual Services Limited owns .01%).

2.)	MassMutual Trustees Limited, a corporation organized in Hong Kong which operates as an approved trustee for the mandatory provident funds. (Owned 20% each by MassMutual Asia Limited, MassMutual Services Limited (in trust for MassMutual Asia Ltd.), MassMutual Guardian Limited (in trust for MassMutual Asia Ltd.), Protective Capital (International) Limited and Kenneth Yu (in trust for MassMutual Asia Ltd.)).

3.)	Protective Capital (International) Limited, a corporation organized in Hong Kong which is a dormant investment company currently holding 6.38% of MassMutual Life Insurance Company in Japan. (Owned 99.98% by MassMutual Asia Limited, .01% by Ling Sau Lei and .01% by Jones Leung.)

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4.)	MassMutual Services Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive. (MassMutual Asia Ltd. – 50%, Protective Capital (International) Limited – 50%.)

5.)	MassMutual Guardian Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive. (MassMutual Asia Ltd. – 50%, Protective Capital (International) Limited—50%.)

6.)	MassMutual Asia Investors Limited, a Hong Kong company that provides investment advisory services.

b.	MassMutual Internacional (Chile) Limitada, a corporation organized in the Republic of Chile which operates as a holding company. (MassMutual International LLC – 79.43%; MassMutual Holding LLC—.07%; 1279342 Ontario Limited – 20.5%)

1.)	MassMutual (Chile) Limitada (September 13, 2006), a limited liability company organized in the Republic of Chile. (MassMutual Internacional (Chile) Limitada – 99.99 % and MassMutual International LLC .01%).

a.)	Compañia de Seguros CorpVida S.A., corporation organized in the Republic of Chile which operates as an insurance company. (37.48% by Corp. Group Vida Chile S.A., 29.03% by Corp. Group Interhold S.A. and 33.49% by MassMutual (Chile) Limitada)

c.	MassMutual Europe S.A., a corporation organized in the Grand Duchy of Luxembourg which operates as a life insurance company.

d.	MassMutual International Holding MSC, Inc., a Massachusetts corporation which currently acts as a holding company for MMI’s interest in Taiwan.

8

1.)	MassMutual Mercuries Life Insurance Company, a Taiwan corporation which operates as a life insurance company. (MassMutual International Holding MSC, Inc. 39.01%, Mercuries Group 39.01%, and 21.98% by other shareholders.)

e.	MassMutual Life Insurance Company, a Japanese corporation which operates as a life insurance company. (MassMutual International LLC – 89.88%; MassMutual Asia Limited – 10.10%; and MassMutual Life Insurance Company—.02%).

f.	MassMutual Mercuries Insurance Agency Co., Ltd., a Taiwan company which operates as a life Insurance agency (MassMutual International LLC-50%).

8.	MassMutual Assignment Company (Oct. 4 2000), a North Carolina corporation which operated a structured settlement business.

9.	MML Financial, LLC (May 7, 2004), a Delaware limited liability company which operates as a holding company.

9

10.	MassMutual Baring Holding, LLC (October 14, 2005), a Delaware limited liability company that will act as a holding company for certain MassMutual subsidiaries.

a.	MassMutual Holdings (Bermuda) Limted, a Bermuda company that acts as a holding company for certain MassMutual subsidiaries.

1.)	Baring Asset Management Limited (April 6, 1994), a company incorporated under the laws of England and Wales that acts an investment manager/adviser.

a.)	Baring Fund Managers Limited (October 29, 1968), a company incorporated under the laws of England and Wales that acts as a manager of BAM UK Collective Investment Schemes.

b.)	Baring International Investment Limited (June 7, 1979), a company incorporated under the laws of England and Wales that acts as an investment manager/adviser.

c.)	Baring Pension Trustees Limited, a company organized under the laws of England and Wales that acts as a trustee for the pension scheme covering UK-based employees of Baring Asset Management Limited.

d.)	Baring Investment Services Limited (May 18, 1988), a company incorporated under the laws of England and Wales that acts as a service company which supports all the BAM Group operating companies within the UK.

e.)	Baring International Investment Management Holdings (November 12, 1985), a company incorporated under the laws of England and Wales that acts as an intermediate holding company.

10

i.	Baring Investment Administrative Services (South Africa) Limited (September 4, 1998), a company incorporated under the laws of South Africa. The company was incorporated to serve as the South African Representative Office for selected collective investment schemes as contemplated in the Regulations made pursuant to Section 37A(1) of the Units Trusts Control Act, 1981 as amended.

ii.	Baring Asset Management UK Holdings Limited (October 25, 1983), a company incorporated under the laws of England and Wales that acts as an intermediate holding company.

aa.	Baring Asset Management GmbH (February 21, 2000), a company incorporated under the laws of Germany that provides marketing and client services regarding investment funds and other asset management products of the BAM group.

bb.	Baring France S.A.S. (July 24, 1997), a company incorporated under the laws of France that handles distribution and client services for qualified investors.

cc.	Baring Asset Management (CI) Limited (July 18, 1990), an investment management company organized under the laws of the Isle of Guernsey.

11

dd.	Baring International Fund Managers (Ireland) Limited (July 16, 1990), a company incorporated under the laws of Ireland that acts as a manager of BAM Irish Collective Investment Schemes and Funds.

ee.	Baring Mutual Fund Management (Ireland) Limited (November 29, 1991), a company incorporated under the laws of Ireland.

ff.	Baring SICE (Taiwan) Limited (March 15, 1990), a regulated company organized in Taiwan.

gg.	Baring Asset Management (Asia) Holdings Limited (June 7, 1985), an intermediate holding company organized in Hong Kong.

i.	Baring Asset Management (Asia) Limited (March 15, 1985), a company organized in Hong Kong that acts as an investment adviser.

ii.	Baring International Fund Managers (Bermuda) Limited (September 13, 1988), a company incorporated under the laws of Bermuda that acts as a trustee of Baring Korea Trust Fund Ltd.’s undistributed funds.

12

iii.	Baring Asset Management (Japan) Limited (January 13, 1986), a company organized in Japan that acts as an investment adviser.

iv.	Baring Asset Management (Australia) Pty Limited (June 6, 1986), an investment adviser incorporated under the laws of Australia.

b.	Baring Asset Management, Inc. (September 28, 1967), a Massachusetts corporation that acts as an investment adviser.

11.	MassMutual Capital Partners LLC (September 20, 2006), a Delaware single-member limited liability company. MassMutual Holding LLC is the sole member.

12.	First Mercantile Trust Company (November 26, 1957), a Tennessee trust company engaged in the business of providing retirement plan investment management and recordkeeping products and services to businesses and individuals

D.	The MassMutual Trust Company (Jan. 12, 2000), a federally chartered stock savings bank which performs trust services.

E.	MML Private Placement Investment Company I, LLC (May 15, 2007), a Delaware limited liability.

F.	MML Private Equity Fund Investor LLC (December 6, 2006), a Delaware limited liability company that acts as a blocker entity for MassMutual and holds private equity fund investments.

G.	MML Mezzanine Investor, LLC (October 18, 2005), a Delaware limited liability company that acts as a blocker entity for MassMutual.

H.	MML Mezzanine Investor II, LLC (March 13, 2008), a Delaware limited liability company that acts as a blocker entity for MassMutual.

I.	MMC Equipment Finance LLC (January 27, 2007), a Delaware limited liability company established to engage primarily in equipment finance and leasing activities.

1.	MassMutual Asset Finance LLC (formerly known as Winmark Equipment Finance, LLC) is an equipment financing company which provides collateralized lending, financing and leasing services nationwide (owned 99.61% by MMC Equipment Finance LLC and .39% by C.M. Life Insurance Company).

13

a.	Winmark Special Finance LLC (May 18, 2004), a Delaware limited liability company that acquires equipment loans and leases and the related equipment, participation and other interests in such assets.

b.	Winmark Limited Funding LLC (June 3, 2004), a Delaware limited liability company that acquires equipment loans and leases and the related equipment, participation and other interests in such assets, and then issues non-recourse promissory notes which are secured by such assets (excluding residual interests).

c.	MMAF Equipment Finance LLC 2009-A (November 13, 2009), a Delaware limited liability company that holds a portfolio of rights in equipment loans, equipment leases, related equipment and related rights.

d.	WEF Seller LLC 2006-A (January 26, 2007), a Delaware limited liability company that previously held a portfolio of rights in equipment loans, equipment leases, related equipment and related rights.

1.)	WEF Issuer LLC 2006-A (October 17, 2005), a Delaware limited liability company that holds and manages equipment-related assets and makes payments on certain notes.

J.	Invicta Advisors LLC (April 12, 2006), a Delaware limited liability company that will serve as the management entity of Invicta Credit LLC.

K.	MML Mezzanine Investor L, LLC (November 5, 2008), a Delaware limited liability company that holds a portion of the investment interests in a mezzanine fund.

L.	MML Re Finance LLLC (December 19, 2008), a Delaware limited Liability company formed for the purpose of holding interests in actively managed mortgage loans, near foreclosure mortgages and subsequently foreclosed properties.

M.	PL-Apts, LLC (December 18, 2008), a Delaware limited liability company formed for the purpose of owning an apartment complex in Nashville, Tennessee (owned 92.2% by MassMutual and 7.8% by C.M. Life Insurance Company).

N.	CV-APTS, LLC (March 4, 2009), a Delaware limited liability company formed to take title to a property that was acquired by foreclosure.

O.	WP-SC, LLC (March 10, 2009), a Delaware limited liability company formed to take title to a property that was acquired by foreclosure. MassMutual holds an 81.39% interest and C.M. Life Insurance Company holds an 18.61% interest.

P.	CB APTS, LLC (April 16, 2009), a Delaware limited liability company formed to take title to a property that was acquired by foreclosure.

Q.	MP-APTS, LLC (April 1, 2009), a Delaware limited liability company formed to take title to a property that was acquired by foreclosure.

R.	MW-APTS, LLC (April 14, 2009), a Delaware limited liability company formed to take title to a property that was acquired by foreclosure.

S.	WW-APTS, LLC (July 9, 2009), a Delaware limited liability company formed to take title to a property that was acquired by foreclosure.

T.	MSP-SC, LLC (August 4, 2009), a Delaware limited liability company formed to take title to a property that was acquired by foreclosure.

U.	Country Club Office Plaza LLC (December 4, 2009), a Delaware Limited Liability company formed to take title to a property. MassMutual is the managing member with an 88.06% ownership interest and C.M. Life Insurance Company holds an 11.94% ownership interest.)

MassMutual or its subsidiaries hold at least 20% ownership of the voting rights or capital of the companies below:

ALERION INVEMENT MANAGERS I LLC, a Delaware limited liability company. Interest is 49.75%.

BRAEMAR POWER AND COMMUNICATIONS MANAGEMENT, LP, a Delaware limited partnership. Interest is 20%.

MM SUNSTONE 2010 LLC (March 4, 2010), a Delaware limited liability company. MassMutual owns 100% of this company.

CM SUNSTONE 2010 LLC (March 4, 2010), a Delaware limited liability company. C.M. Life Insurance Company owns 100% of this company.

INVICTA HOLDINGS LLC (April 12, 2006), a Delaware limited liability company that acts as a holding company. MassMutual holds 45% of the ownership interest in this company.

INVICTA CAPITAL LLC (April 12, 2006), a Delaware limited liability company that guarantees the obligations of Invicta Credit LLC. Invicta Holdings LLC holds 100% of the ownership interest in this company.

INVICTA CREDIT LLC, (April 12, 2006), a Delaware limited liability company that operates as a credit derivative product company. Invicta Holdings LLC holds 100% of the ownership interest in this company.

OX BODIES, INC., an Alabama corporation that manufactures truck bodies and mining machinery. Interest is 26.4%.

QUALIS AUTOMOTIVE LLC, a Michigan limited liability corporation that manufactures automotive parts. Interest is 29%.

TERRA RENEWAL LLC, an Iowa limited liability company that operates as a finance holding company. Interest is 26.3%.

TUBULAR TEXTILE MACHINERY, a North Carolina corporation that manufactures textile machinery. Interest is 30.1%.

VITEX PACKAGING GROUP, INC., a Virginia corporation that supplies flexible packaging products. Interest is 21.0%.

14

II. REGISTERED INVESTMENT COMPANY AFFILIATES

Each of the following entities is a registered investment company sponsored by MassMutual or one of its affiliates.

•	MassMutual Premier Funds, a Massachusetts business trust that operates as an open-end investment company. The majority of shares are owned by MassMutual.

•	MML Series Investment Fund, a Massachusetts business trust that operates as an open-end investment company. All shares issued by the Trust are owned by MassMutual and certain of its affiliates.

•	MassMutual Corporate Investors, a Massachusetts business trust which operates as a closed-end investment company.

•	MassMutual Select Funds, a Massachusetts business trust that operates as an open-end investment company. The majority of shares are owned by MassMutual.

•	MassMutual Participation Investors, a Massachusetts business trust which operates as a closed-end investment company.

•

MML Series Investment Fund II, a Massachusetts business trust that operates as an open-end investment company. All shares issued by MML Series Investment Fund II are owned by MassMutual and certain of its affiliates.

•	The Greater China Fund, Inc. and The Asia Pacific Fund, Inc.: closed-end registered investment companies to which Baring Asset Management (Asia) Limited is the investment adviser.

•	Centennial Government Trust

•	Centennial Money Market Trust

•	OFI Tremont Core Strategies Hedge Fund

•	Oppenheimer Absolute Return Fund

•	Oppenheimer AMT-Free Municipals

•	Oppenheimer AMT-Free New York Municipals

•	Oppenheimer Balanced Fund

•	Oppenheimer Baring SMA International Fund

•	Oppenheimer California Municipal Fund

•	Oppenheimer Capital Appreciation Fund

•	Oppenheimer Capital Income Fund

•	Oppenheimer Cash Reserves

•	Oppenheimer Champion Income Fund

•	Oppenheimer Commodity Strategy Total Return Fund

•	Oppenheimer Developing Markets Fund

•	Oppenheimer Discovery Fund

•	Oppenheimer Emerging Growth Fund

•	Oppenheimer Equity Fund, Inc.

•	Oppenheimer Equity Income Fund, Inc.

•	Oppenheimer Global Fund

•	Oppenheimer Global Opportunities Fund

•	Oppenheimer Global Value Fund

•	Oppenheimer Gold & Special Minerals Fund

•	Oppenheimer Inflation Protected Securities Fund

•	Oppenheimer Institutional Money Market Fund

•	Oppenheimer Institutional Treasury Money Market Fund

•	Oppenheimer Integrity Funds

•	Oppenheimer International Bond Fund

•	Oppenheimer International Diversified Fund

•	Oppenheimer International Growth Fund

•	Oppenheimer International Small Company Fund

•	Oppenheimer International Value Trust

•	Oppenheimer Limited Term California Municipal Fund

•	Oppenheimer Limited-Term Government Fund

•	Oppenheimer Main Street Funds, Inc.®

•	Oppenheimer Main Street Opportunity Fund®

•	Oppenheimer Main Street Small Cap Fund®

•	Oppenheimer Master Event-Linked Bond Fund, LLC

•	Oppenheimer Master International Value Fund, LLC

•	Oppenheimer Master Loan Fund, LLC

•	Oppenheimer Money Market Fund, Inc.

•	Oppenheimer Multi-State Municipal Trust

•	Oppenheimer Municipal Fund

•	Oppenheimer Portfolio Series

•	Oppenheimer Portfolio Series Fixed Income Active Allocation Fund

•	Oppenheimer Principal Protected Trust II®

•	Oppenheimer Principal Protected Trust III®

•	Oppenheimer Principal Protected Trust®

•	Oppenheimer Quest For Value Funds

•	Oppenheimer Quest International Value Fund, Inc.

•	Oppenheimer Real Estate Fund

•	Oppenheimer Rising Dividends Fund, Inc.

•	Oppenheimer Rochester Arizona Municipal Fund

•	Oppenheimer Rochester Double Tax-Free Municipals Fund

•	Oppenheimer Rochester General Municipal Fund

•	Oppenheimer Rochester Maryland Municipal Fund

•	Oppenheimer Rochester Massachusetts Municipal Fund

•	Oppenheimer Rochester Michigan Municipal Fund

•	Oppenheimer Rochester Minnesota Municipal Fund

•	Oppenheimer Rochester North Carolina Municipal Fund

•	Oppenheimer Rochester Ohio Municipal Fund

•	Oppenheimer Rochester Virginia Municipal Fund

•	Oppenheimer Select Value Fund

•	Oppenheimer Senior Floating Rate Fund

•	Oppenheimer Series Fund, Inc.

•	Oppenheimer SMA Core Bond Fund

•	Oppenheimer SMA International Bond Fund

•	Oppenheimer Strategic Income Fund

•	Oppenheimer Target Distribution Fund

•	Oppenheimer Target Distribution & Growth Fund

•	Oppenheimer Transition 2010 Fund

•	Oppenheimer Transition 2015 Fund

•	Oppenheimer Transition 2020 Fund

•	Oppenheimer Transition 2025 Fund

•	Oppenheimer Transition 2030 Fund

•	Oppenheimer Transition 2040 Fund

•	Oppenheimer Transition 2050 Fund

•	Oppenheimer U.S. Government Trust

•	Oppenheimer Variable Account Funds

•	Panorama Series Fund, Inc.

•	Rochester Fund Municipals

•	Rochester Portfolio Series

•	Tennenbaum Opportunities Fund V, LLC (a nondiversified closed-end management investment company co-managed by Babson Capital Management LLC)

•	Special Value Opportunities Fund, LLC (a nondiversified closed-end management investment company co-managed by Babson Capital Management LLC)

•	Special Value Continuation Fund, LLC (a nondiversified closed-end management investment company co-managed by Babson Capital Management LLC)

•	Special Value Continuation Partners, LP (a nondiversified closed-end management investment company co-managed by Babson Capital Management LLC)

•	Tennenbaum Opportunities Partners V, LP (a nondiversified closed-end management investment company co-managed by Babson Capital Management LLC)

Item 27.    Number of Contract Owners

As of February 10, 2010, the number of contract owners was 17,972.

Item 28.    Indemnification

C.M. Life directors and officers are indemnified under Article V of the by-laws of C.M. Life’s parent company, Massachusetts Mutual Life Insurance Company (“MassMutual”), as set forth below.

Article V. of the Bylaws of MassMutual provide for indemnification of directors and officers as follows:

“Article V. Subject to limitations of law, the Company shall indemnify:

(a)	each director, officer or employee;
(b)	any individual who serves at the request of the Company as a director, board member, committee member, officer or employee of any organization or any separate investment account; or
(c)	any individual who serves in any capacity with respect to any employee benefit plan,

from and against all loss, liability and expense imposed upon or incurred by such person in connection with any action, claim or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened, by reason of any alleged act, omission or otherwise while serving in any such capacity. Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person’s heirs and legal representatives.

Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

Notwithstanding the foregoing, no indemnification shall be provided with respect to:

(1)	any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

(2)	any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

(3)	any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person’s indemnification is awarded by vote of the Board of Directors.

In any matter disposed of by settlement or in the event of an adjudication which in the opinion of the General Counsel or his delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person’s conduct was such as precludes indemnification under any of such paragraphs.

The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.”

To provide certainty and more clarification regarding the indemnification provisions of the Bylaws set forth above, MassMutual has entered into indemnification agreements with each of its officers who serve as a director of a subsidiary of MassMutual (a “Subsidiary Director”). Pursuant to the Agreements, MassMutual agrees to indemnify a Subsidiary Director, to the extent legally permissible, against (a) all expenses, judgments, fines and settlements (“Costs”), liabilities, and penalties paid in connection with a proceeding involving the Subsidiary Director because he or she is a director of a subsidiary of MassMutual if the Subsidiary Director (i) acted in good faith, (ii) reasonably believed the conduct was in the subsidiary’s best interest; (iii) had no reasonable cause to believe the conduct was unlawful (in a criminal proceeding); and, (iv) engaged in conduct for which the Subsidiary Director shall not be liable under MassMutual’s Charter or By-Law. MassMutual further agrees to indemnify a Subsidiary Director, to the extent permitted by law, against all Costs paid in connection with any proceeding (i) unless the Subsidiary Director breached a duty of loyalty, (ii) except for liability for acts or omissions not in good faith, involving intentional misconduct or a knowing violation of law, (iii) except for liability under Section 6.40 of Chapter 156D of Massachusetts Business Corporation Act (“MBCA”), or (iv) except for liability related to any transaction from which the Subsidiary Director derived an improper benefit. MassMutual will also indemnify a Subsidiary Director, to the fullest extent authorized by the MBCA, against all expenses to the extent the Subsidiary Director has been successful on the merits or in defense of any proceeding. If any court determines that despite an adjudication of liability to the relevant subsidiary that the Subsidiary Director is entitled to indemnification, MassMutual will indemnify the Subsidiary Director to the extent permitted by law. Subject to the Subsidiary Director’s obligation to pay MassMutual in the event that the Subsidiary Director is not entitled to indemnification, MassMutual will pay the expenses of the Subsidiary Director prior to a final determination as to whether the Subsidiary Director is entitled to indemnification.

Item 29.    Principal Underwriters

(a) MML Distributors, LLC (“MML Distributors”) and MML Investors Services, Inc. (“MMLISI”), subsidiaries of Massachusetts Mutual Life Insurance Company, act as principal underwriters for contracts/policies that utilize registered separate accounts of Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company and MML Bay State Life Insurance Company. MMLISI serves as principal underwriter of the contracts/policies sold by its registered representatives, and MML Distributors serves as principal underwriter of the contracts/policies sold by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors.

MML Distributors and MMLISI either jointly or individually act as principal underwriters for:

Massachusetts Mutual Variable Life Separate Account I, Massachusetts Mutual Variable Annuity Separate Account 1, Massachusetts Mutual Variable Annuity Separate Account 2, Massachusetts Mutual Variable Annuity Separate Account 3, Massachusetts Mutual Variable Annuity Separate Account 4, Panorama Separate Account, Connecticut Mutual Variable Life Separate Account I, MML Bay State Variable Life Separate Account I, MML Bay State Variable Annuity Separate Account 1, Panorama Plus Separate Account, C.M. Multi-Account A, C.M. Life Variable Life Separate Account I, MassMutual Variable Life Separate Account II, MML Series Investment Fund, and MML Series Investment Fund II.

(b) MML Distributors, LLC and MML Investors Services, Inc. are the principal underwriters for the contracts. The following people are officers and member representatives of MML Distributors, LLC and officers and directors of MML Investors Services, Inc.

OFFICERS AND MEMBER REPRESENTATIVES MML DISTRIBUTORS, LLC

Name	Positions and Offices	Principal Business Address
Elaine A. Sarsynski	Chief Executive Officer, President and Springfield OSJ Supervisor	1295 State Street Springfield, MA 01111-0001

William H. McCauley	Chief Financial Officer, Treasurer and Assistant Vice President

Michael Fanning	Member Representative Massachusetts Mutual Life Insurance Co. MassMutual Holding LLC USIG Operations Supervisor	1295 State Street Springfield, MA 01111-0001

Robert S. Rosenthal	Vice President Chief Legal Officer Secretary	1295 State Street Springfield, MA 01111-0001

Kevin LaComb	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Edward K. Duch, III	Assistant Secretary	1295 State Street Springfield, MA 01111-0001

Jennifer Dupuis-Krause	Assistant Secretary	1295 State Street Springfield, MA 01111-0001

Barbara Upton	Assistant Vice President Chief Compliance Officer	100 Bright Meadow Blvd. Enfield, CT 06082

Stephen Alibozek	Entity Contracting Officer	1295 State Street Springfield, MA 01111-0001

Kathy Rogers	Continuing Education Officer	1295 State Street Springfield, MA 01111-0001

Susan Scanlon	Vice President	100 Bright Meadow Blvd Enfield, CT 06082

Donna Watson	Cash and Trading Supervisor Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Bruce C. Frisbie	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Sam Jaberi	Chief Technology Officer	1295 State Street Springfield, MA 01111-0001

Lenore MacWade	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Eric Wietsma	Vice President Retirement Services Supervisor and Fund Product Distribution Officer	1295 State Street Springfield, MA 01111-0001

Melissa Millan	USIG Product/Sales Supervisor	100 Bright Meadow Blvd. Enfield, CT 06082

Richard Byrne	Variable Annuity Supervisor and Variable Annuity Product Distribution Officer	100 Bright Meadow Blvd. Enfield, CT 06082

Jo-Anne Rankin	Variable Life Product Distribution Officer	100 Bright Meadow Blvd. Enfield, CT 06082

Christine Peaslee	Assistant Secretary	1295 State Street Springfield, MA 01111-0001

Michele White	Enfield OSJ Supervisor	100 Bright Meadow Blvd. Enfield, CT 06082

John Carlson	National Sales Supervisor Vice President	100 Bright Meadow Blvd. Enfield, CT 06082

Mark Larose	Registration Manager	1295 State Street Springfield, MA 01111-0001

OFFICERS AND DIRECTORS OF MML INVESTORS SERVICES, INC.

Name	Positions and Offices	Principal Business Address
Michael Fannning	Chairman of the Board & Chief Executive Officer	*

John Vaccaro	President, Director, Agency Field Force Supervisor	*

William H. McCauley	Chief Financial Officer, Treasurer and Assistant Vice President	*

William F. Monroe, Jr.	Vice President, Chief Operating Officer, Registered Options Principal	*

Michael L. Kerley	Chief Compliance Officer	*

Diana Perlman	Deputy Chief Compliance Officer	*

James Puhala	Deputy Chief Compliance Officer	*

Mark Viviano	Co-Chief Operations Officer and Assistant Vice President	*

Mark Larose	Co-Chief Operations Officer and Assistant Vice President, Registration Manager	*

Sam Jaberi	Chief Technology Officer	*

Kenneth M. Rickson	Field Risk Officer, Director	*

Elaine Sarsynski	RS Supervisor, Director	*

Robert S. Rosenthal	Chief Legal Officer, Secretary, Vice President, Associate General Counsel	*

Douglas Russell	Vice President	**

Wendy Benson	Assistant Vice President, Chief Privacy Officer	*

Matthew Verdi	Assistant Vice President	*

Mary S. Block	Second Vice President, Assistant Secretary	*

Edward K. Duch, III	Assistant Secretary	*

Jennifer L. Dupuis-Krause	Assistant Secretary	*

Christine Peaslee	Assistant Secretary	*

Bruce C. Frisbie	Assistant Treasurer	*

Kevin LaComb	Assistant Treasurer	*

Lenore McWade	Assistant Treasurer	*

Todd Picken	Assistant Treasurer	*

Kathy Rogers	Continuing Education Officer	*

Thomas H. Jurkowski	Agency Vice President	*

Edward Youmell	Agency Vice President	*

John McCloskey	Agency Vice President	*

Henry McCray	Agency Vice President	1113 Sithean Way Richmond, VA 23233

John Carlson	National Sales Supervisor	*

Maritza Flores	Executive Benefits Supervisor	*

Elaine Gruet	Assistant Vice President and Sales and Product Supervisor	*

Michael Rollings	Director	*

Gregory Deavens	Director	**

Melissa Millan	Director	**

Jo-Anne Rankin	Variable Life Product Distribution Officer	**

Richard Byrne	Variable Annuity Product Distribution Officer	**

*	1295 State Street, Springfield, MA 01111-0001
**	100 Bright Meadow Boulevard, Enfield, CT 06082-1981

(c)  For information about all commissions and other compensation received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year, refer to the “Distribution and Administration” section of the Statement of Additional Information.

Item 30.    Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through C.M. Life Insurance Company, 100 Bright Meadow Boulevard, Enfield, CT 06082 and 1295 State Street, Springfield, MA 01111.

Item 31.    Management Services

Not Applicable.

Item 32.    Undertakings

a.  Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen (16) months old for so long as payment under the variable annuity contracts may be accepted.

b.  Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

c.  Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this Form promptly upon written or oral request.

d.  C.M. Life Insurance Company hereby represents that the fees and charges deducted under the individual deferred variable annuity contracts with flexible purchase payments described in this Registration Statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by C.M. Life Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, C.M. Multi-Account A, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment No. 22 to Registration Statement No. 033-61679 pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, all in the city of Springfield and the Commonwealth of Massachusetts, on April 26, 2010.

C.M. MULTI-ACCOUNT A C.M. LIFE INSURANCE COMPANY (Depositor)

By:	/s/ ROGER W. CRANDALL*
Roger W. Crandall Chairman, President and Chief Executive Officer C.M. Life Insurance Company

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
ROGER W. CRANDALL*	Director, President and Chief Executive Officer (principal executive officer)	April 26, 2010
Roger W. Crandall

MICHAEL T. ROLLINGS*	Director and Chief Financial Officer (principal financial officer)	April 26, 2010
Michael T. Rollings

NORMAN A. SMITH*	Controller (principal accounting officer)	April 26, 2010
Norman A. Smith

MARK ROELLIG*	Director	April 26, 2010
Mark Roellig

MICHAEL R. FANNING*	Director	April 26, 2010
Michael R. Fanning

/S/ JOHN E. DEITELBAUM		April 26, 2010
* John E. Deitelbaum
Attorney-in-Fact pursuant to Powers of Attorney

REPRESENTATION BY REGISTRANT’S COUNSEL

As counsel to the Registrant, I, Gary F. Murtagh, have reviewed this Post-Effective Amendment No. 22 to Registration Statement No. 033-61679, and represent, pursuant to the requirement of paragraph (e) of Rule 485 under the Securities Act of 1933, that this Amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) of said Rule 485.

/S/ GARY F. MURTAGH
Gary F. Murtagh Assistant Vice President and Counsel for MassMutual

INDEX TO EXHIBITS

Exhibit 9	Opinion and Consent of Counsel

Exhibit 10(i)	Consent of Independent Registered Public Accounting Firm, KPMG LLP